As Filed with the Securities and Exchange Commission on September 22, 2006

Securities Act File No. 333-136139

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

DWS MONEY FUNDS

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

617-295-2572

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

DWS Money Funds

Two International Place

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

With copies to:

David A. Sturms, Esq. Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, Illinois 60601	John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest (no par value) of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

DWS Cash Investment Trust

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM” as defined on page 16 in the enclosed Prospectus/Proxy Statement) has initiated a program to reorganize and restructure the money market funds within the DWS fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge DWS Cash Investment Trust into DWS Money Market Prime Series (each a “Fund” and together the “Funds”).

After carefully reviewing the proposal, your Fund’s Board has determined that this action is in the best interests of the Fund. The Board recommends that you vote for the proposal.

Q Why has this proposal been made for my Fund?

A The proposal to merge your Fund into DWS Money Market Prime Series is part of a program initiated by DeAM to provide a more streamlined selection of money market investment options. The program seeks to eliminate redundancies within the DWS money market funds and to focus DeAM’s investment resources on a core set of money market funds that best meet investor needs. DeAM believes that the merger will eliminate product redundancies, maximize portfolio size wherever possible, and create the possibility for higher yielding funds with potentially lower expenses. The Funds seek to achieve a similar investment objective through similar types of investments.

Q&A continued

Q Will I have to pay federal income taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. Because each Fund seeks to maintain a net asset value of $1.00 per share, you are unlikely to have a capital gain or loss if you redeem or exchange your shares before or after the merger.

Q Upon merger, will I own the same number of shares?

A Yes. You will receive shares equal in number to the shares you own as of the Valuation Time (as defined on page 23 of the Prospectus/Proxy Statement).

Q Will any Fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger is expected to occur during the first calendar quarter of 2007 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

Q&A continued

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Will I be able to continue to track my Fund’s performance on the Internet or through the voice response system?

A Yes. You will be able to continue to track your Fund’s performance before the merger through both these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at (866) 774-4940.

DWS CASH INVESTMENT TRUST

A Message from the Funds’ President

[mailing date], 2006

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in DWS Cash Investment Trust (“Cash Investment Trust”). While you are, of course, welcome to join us at the shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Cash Investment Trust into DWS Money Market Prime Series (“Money Market Series”). In this merger, your shares of Cash Investment Trust would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a newly created class of Money Market Series equal in number to the Cash Investment Trust shares held by you.

The proposed merger is part of a program initiated by Deutsche Asset Management (or “DeAM” as defined on page 16 of the enclosed Prospectus/Proxy Statement) to reorganize and restructure the money market funds in the DWS family of funds. The program is designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds; and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

DeAM believes that the merger offers shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower operating expense ratio over time; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

In determining whether to recommend approval of the merger, the Trustees of Cash Investment Trust conducted a thorough review of the potential implications of the merger and concluded that the participation of Cash Investment Trust in the proposed merger would be in the best interests of Cash Investment Trust and would not dilute the interests of Cash Investment Trust’s existing shareholders.

If approved by shareholders, the Board expects that the merger will take effect during the first calendar quarter of 2007.

Included in this booklet is information about the upcoming special shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the matter for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Money Market Series, the specific proposal being considered at the special shareholders’ meeting and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at (866) 774-4940 or contact your financial advisor. Thank you for your continued support of DWS Scudder Investments.

Sincerely yours,

Michael Clark

President

Cash Investment Trust

DWS CASH INVESTMENT TRUST

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s special shareholder meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of DWS Cash Investment Trust:

A Special Meeting of Shareholders of DWS Cash Investment Trust (“Cash Investment Trust”) will be held October 31, 2006 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:

Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of Cash Investment Trust to DWS Money Market
Prime Series (“Money Market Series”), in exchange for shares of Money Market Series and the assumption by Money Market Series of all liabilities of Cash Investment Trust, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Cash Investment Trust in complete liquidation and termination of
Cash Investment Trust.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Cash Investment Trust at the close of business on August 23, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The chairman of the Meeting may adjourn the Meeting without notice with respect to the proposal to be considered at a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. The Board may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

By order of the Trustees

John Millette

Secretary

[mailing date], 2006

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR TO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS CASH INVESTMENT TRUST

This document contains a combined Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy card, we’ll vote it in accordance with the Trustees’ recommendation on the proposal.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.

If you have any questions, please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at the special toll-free number we have set up for you (866-774-4940) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

[effective date], 2006

Acquisition of the assets of:	By and in exchange for shares of:

DWS Cash Investment Trust	DWS Money Market Prime Series a series of DWS Money Funds

Two International Place Boston, MA 02110 (617) 295-1500	222 S. Riverside Plaza Chicago, IL 60606 (312) 537-7000

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Cash Investment Trust (“Cash Investment Trust”) into DWS Money Market Prime Series (“Money Market Series”), a series of DWS Money Funds. Cash Investment Trust and Money Market Series are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.”

The Trustees of Cash Investment Trust are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as the merger of Cash Investment Trust into Money Market Series.

As a result of the proposed merger, each shareholder of Cash Investment Trust will receive shares of Money Market Series equal in number to such shareholder’s Cash Investment Trust shares as of the Valuation Time (as defined below on page 23).

Money Market Series is comprised of five classes of shares, including four new share classes, which were created to facilitate the merger and which correspond to the existing classes of Cash Investment Trust. If you are a shareholder of Cash Investment Trust, you will hold shares of the following newly-created classes of Money Market Series after the merger:

Cash Investment Trust	Money Market Series
Class A	DWS Cash Investment Trust Class A(2)
Class B	DWS Cash Investment Trust Class B(2)
Class C	DWS Cash Investment Trust Class C(2)
Class S(1)	DWS Cash Investment Trust Class S(2)

(1)	Prior to the date of this Prospectus/Proxy Statement, Class AARP shares of Cash Investment Trust were consolidated with Class S shares. If you previously held Class AARP shares, you now own Class S shares.
(2)	DWS Cash Investment Trust Class A shares, DWS Cash Investment Trust Class B shares, DWS Cash Investment Trust Class C shares and DWS Cash Investment Trust Class S shares are also referred to herein as Class A, Class B, Class C and Class S shares, respectively.

This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card, is being mailed on or about [            ], 2006. It explains concisely what you should know before voting on the matters described herein or investing in Money

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Market Series, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Money Market Series dated August 1, 2006, as supplemented from time to time, relating to DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Money Market Series dated August 1, 2006, as supplemented from time to time, relating to DWS Cash Investment Trust Class S shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Cash Investment Trust dated October 1, 2005, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(iv)	the prospectus of Cash Investment Trust dated October 1, 2005, as supplemented from time to time, relating to Class S shares;

(v)	the statement of additional information of Cash Investment Trust, dated October 1, 2005, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(vi)	the statement of additional information of Cash Investment Trust, dated October 1, 2005, as supplemented from time to time, relating to Class S shares;

(vii)	the statement of additional information relating to the proposed merger, dated [ ], 2006 (the “Merger SAI”); and

(viii)	the audited financial statements and related report of the Independent Registered Public Accounting Firm for Cash Investment Trust contained in the Annual Report for the fiscal year ended May 31, 2006.

Because the DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares of Money Market Series have not yet commenced operation, there is no financial information available for these shares as of the date of this Prospectus/Proxy Statement.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048 (1–800–728–3337 for Class S shares).

Like shares of Cash Investment Trust, shares of Money Market Series are not bank deposits or obligations of, or guaranteed or endorsed by, any Financial Institution, are

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not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

This document is designed to give you the information you need to vote on the merger. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, your Fund’s proxy solicitor, at (866) 774-4940, or contact your financial advisor.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the SEC. You may review and copy information about the Funds, including each Fund’s prospectus(es) and statement(s) of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of Cash Investment Trust are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as the merger of Cash Investment Trust into Money Market Series.

If approved by shareholders, all of the assets of Cash Investment Trust will be transferred to Money Market Series solely in exchange for the issuance and delivery to Cash Investment Trust of DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares of Money Market Series (“Merger Shares”) equal in number to the outstanding shares of the corresponding class of Cash Investment Trust and for the assumption by Money Market Series of all liabilities of Cash Investment Trust. Immediately following the transfer, the Merger Shares received by Cash Investment Trust will be distributed pro rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2.	What will happen to my shares of Cash Investment Trust as a result of the merger?

Your shares of Cash Investment Trust will, in effect, be exchanged for shares of the corresponding share class of Money Market Series equal in number as of the Valuation Time (as defined below on page 23). The corresponding share classes are as follows:

Cash Investment Trust	Money Market Series
Class A	DWS Cash Investment Trust Class A(2)
Class B	DWS Cash Investment Trust Class B(2)
Class C	DWS Cash Investment Trust Class C(2)
Class S(1)	DWS Cash Investment Trust Class S(2)

(1)	Prior to the date of this Prospectus/Proxy Statement, Class AARP shares of Cash Investment Trust were consolidated with Class S shares. If you previously held Class AARP shares, you now own Class S shares.
(2)	DWS Cash Investment Trust Class A shares, DWS Cash Investment Trust Class B shares, DWS Cash Investment Trust Class C shares and DWS Cash Investment Trust Class S shares are also referred to herein as Class A, Class B, Class C and Class S shares, respectively.

3.	Will the number of shares I own change?

No. You will receive shares equal in number to the shares you own as of the Valuation Time (as defined below on page 23).

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4.	Why have the Trustees of Cash Investment Trust recommended that I approve the merger?

The Trustees considered the following factors, among others, in determining to recommend that shareholders of Cash Investment Trust approve the merger:

•	The merger offers shareholders of Cash Investment Trust the opportunity to invest in a larger combined fund with similar investment strategies;

•	The fees and operating expense ratios of Cash Investment Trust and Money Market Series, including a comparison between the expenses of Cash Investment Trust and the estimated operating expense ratios of the combined fund, and in particular, noted that the total operating expense ratio of the applicable class of the combined fund was anticipated to be equal to or lower than the current total operating expense ratio of the corresponding class of Cash Investment Trust;

•	DeAM has agreed to cap the total operating expense ratio of each applicable class of the combined fund at a level equal to or lower than the current total operating expense ratio of the corresponding class of Cash Investment Trust for at least three years following the merger; and

•	DeAM agreed to pay all costs associated with the merger.

The Trustees of Cash Investment Trust concluded that: (1) the merger is in the best interests of the Fund, and (2) the interests of the existing shareholders of the Fund will not be diluted as a result of the merger. Accordingly, the Trustees of Cash Investment Trust recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

5.	How do the investment goals, policies and restrictions of the Funds compare?

While not identical, the investment objective of Money Market Series is similar to that of Cash Investment Trust. The objective of Money Market Series is to seek maximum current income to the extent consistent with stability of principal. The objective of Cash Investment Trust is to seek to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. Each Fund seeks to maintain a stable net asset value pursuant to Rule 2a-7. Each Fund pursues its objective by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. Both Funds may invest in high quality, short-term U.S. dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include: debt obligations issued by U.S. and foreign banks, financial institutions, corporations, or other entities, U.S. government securities that are issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government, repurchase agreements, and asset-backed securities. Both Funds have elected to be classified as a diversified open-end management investment company or a series thereof. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Money Market Series may concentrate its investments by investing more than 25% of its net assets in government securities and instruments issued by domestic banks, while Cash Investment Trust will concentrate its investments by investing more than 25% of its net assets in the obligations of banks and other financial institutions. Each Fund may change its investment goal without seeking shareholder approval. Please also see Part II—Investment Strategies and Risk Factors— below for a more detailed comparison of the Funds’ investment policies and restrictions.

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The following table sets forth a summary of the composition of the investment portfolio of each Fund as of January 31, 2006, and of Money Market Series on a pro forma combined basis, giving effect to the proposed merger as of that date.

Portfolio Composition (as a % of Fund Investments)

	Cash Investment Trust	Money Market Series	Money Market Series— Pro Forma (Combined)(1)
Commercial Paper	34%	35%	35%
Short-Term Notes	31%	29%	29%
Certificates of Deposit and Bank Notes	14%	15%	15%
Repurchase Agreements	11%	13%	13%
U.S. Government Sponsored Agencies	2%	2%	2%
Promissory Notes	4%	2%	2%
Master Notes	—	2%	1%
Asset-Backed	2%	1%	1%
Funding Agreements	2%	—	1%
Other Investments	—	1%	1%

	100%	100%	100%

(1)	Reflects the blended characteristics of Cash Investment Trust and Money Market Series as of January 31, 2006. No assurance can be given as to the actual portfolio composition of Money Market Series subsequent to the merger. The portfolio composition and characteristics of the combined Fund will change consistent with its stated investment objective and policies.

As of January 31, 2006, the weighted average maturity for Cash Investment Trust and Money Market Series was 47 days and 44 days, respectively.

A complete list of each Fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the posted information is current. In addition, each Fund’s top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each Fund’s statement of additional information includes a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings.

6.	How do the management fees and operating expense ratios of the Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that Cash Investment Trust incurred during the year ended January 31, 2006 and the estimated annual operating expense ratios of the newly created classes of Money Market Series. The tables are provided to help you understand

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the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger. As shown below, the merger is expected to result in a lower management fee ratio and equal or lower total operating expense ratios for shareholders of Cash Investment Trust. However, there can be no assurance that the merger will result in expense savings.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class B	Class C	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
Cash Investment Trust	None	(1)	None	None	None
Money Market Series	None	(1)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds)
Cash Investment Trust	None	(2)	4.00%	1.00%	None
Money Market Series	None	(2)	4.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of total redemption proceeds)
Cash Investment Trust	None		None	None	None
Money Market Series	None		None	None	None

(1)	The sales charge applicable to other DWS funds will apply for exchanges from Class A shares of the Fund into Class A shares of other DWS funds.
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase. The contingent deferred sales charge would not apply to shares of the Fund acquired directly but only to shares acquired on exchange from another DWS fund purchased under the Large Order NAV Purchase Privilege. Please see the applicable Fund’s prospectus(es) for more details.

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee		Distribution/ Service (12b-1) Fee	Other Expenses(1)		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses
Cash Investment Trust
Class A	0.40	%(2)(3)	0.25%	0.51	%(2)	1.16%	0.20	%(4)	0.96	%(4)
Class B	0.40	%(2)(3)	1.00%	0.87	%(2)	2.27%	0.60	%(4)	1.67	%(4)
Class C	0.40	%(2)(3)	1.00%	0.55	%(2)	1.95%	0.35	%(4)	1.60	%(4)
Class S	0.40	%(2)(3)	None	0.34	%(2)	0.74%	0.02	%(4)	0.72	%(4)
Money Market Series
Class A(5)	0.26%		0.25%	0.40%		0.91%	—	(6)	0.91	%(6)
Class B(5)	0.26%		1.00%	0.65%		1.91%	0.24	%(6)	1.67	%(6)
Class C(5)	0.26%		1.00%	0.25%		1.51%	—	(6)	1.51	%(6)
Class S(5)	0.26%		None	0.35%		0.61%	—	(6)	0.61	%(6)
Money Market Series (Pro Forma Combined)
Class A(5)	0.26%		0.25%	0.40%		0.91%	—	(6)	0.91	%(6)
Class B(5)	0.26%		1.00%	0.65%		1.91%	0.24	%(6)	1.67	%(6)
Class C(5)	0.26%		1.00%	0.25%		1.51%	—	(6)	1.51	%(6)
Class S(5)	0.26%		None	0.35%		0.61%	—	(6)	0.61	%(6)

(1)	Includes costs of shareholder services, custody and similar expenses, which may vary with Fund size and other factors.
(2)	Restated on an annualized basis to reflect approved fee changes effective June 1, 2006.
(3)	This fee includes 0.10% paid to Deutsche Investment Management Americas Inc. (“DeIM”) for administrative and accounting services pursuant to an Administrative Services Agreement.
(4)	Through September 30, 2008, DeIM has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.96% for Class A shares, 1.67% for Class B shares, 1.60% for Class C shares and 0.72% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees.
(5)	The Annual Fund Operating Expenses are estimated since no DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares will be issued prior to the merger.
(6)	Contingent upon completion of the merger, for three years from the completion of the merger, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.96%, 1.67%, 1.60% and 0.72% for DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

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Examples

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Cash Investment Trust Assuming you sold your shares at the end of each period.
Class A(1)	$98	$328	$599	$1,372
Class B(1)	$570	$891	$1,303	$1,965
Class C(1)	$263	$543	$986	$2,217
Class S(1)	$74	$232	$407	$915
Assuming you kept your shares.
Class A(1)	$98	$328	$599	$1,372
Class B(1)	$170	$591	$1,103	$1,965
Class C(1)	$163	$543	$986	$2,217
Class S(1)	$74	$232	$407	$915
Money Market Series Assuming you sold your shares at the end of each period.
Class A	$93	$290	$504	$1,120
Class B(2)	$570	$826	$1,161	$1,666
Class C	$254	$477	$824	$1,802
Class S	$62	$195	$340	$762
Assuming you kept your shares.
Class A	$93	$290	$504	$1,120
Class B(2)	$170	$526	$961	$1,666
Class C	$154	$477	$824	$1,802
Class S	$62	$195	$340	$762
Money Market Series (Pro Forma Combined)
Assuming you sold your shares at the end of each period.
Class A	$93	$290	$504	$1,120
Class B(2)	$570	$826	$1,161	$1,666
Class C	$254	$477	$824	$1,802
Class S	$62	$195	$340	$762
Assuming you kept your shares.
Class A	$93	$290	$504	$1,120
Class B(2)	$170	$526	$961	$1,666
Class C	$154	$477	$824	$1,802
Class S	$62	$195	$340	$762

(1)	Includes one year of capped expenses in the “1 Year” period and two years of capped expenses in the “3 Years,” “5 Years,” and “10 Years” periods.
(2)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years,” and “10 Years” periods.

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The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of January 31, 2006, Cash Investment Trust and Money Market Series had net assets of $864,802,333 and $3,316,541,466, respectively.

Cash Investment Trust		Money Market Series (Pre-Merger)		Money Market Series (Post-Merger)
Average Daily Net Assets	Management Fee(1)	Combined Average Daily Net Assets of DWS Money Funds(2)	Management Fee	Average Daily Net Assets(3)	Management Fee
First $250 million	0.315%	First $215 million	0.500%	First $215 million	0.500%
Next $750 million	0.295%	Next $335 million	0.375%	Next $335 million	0.375%
Next $1.5 billion	0.265%	Next $250 million	0.300%	Next $250 million	0.300%
Next $2.5 billion	0.235%	Next $800 million	0.250%	Next $800 million	0.250%
Next $2.5 billion	0.215%	Next $800 million	0.240%	Next $800 million	0.240%
Next $2.5 billion	0.195%	Next $800 million	0.230%	Next $800 million	0.230%
Next $2.5 billion	0.175%	Amount over $3.2 billion	0.220%	Amount over $3.2 billion	0.220%
Amount over $12.5 billion	0.165%

(1)	Prior to June 1, 2006, the management agreement for Cash Investment Trust contemplated the provision by DeIM of both investment advisory and administrative services, and the management fee payable by Cash Investment Trust compensated DeIM for both types of services. Effective June 1, 2006, Cash Investment Trust’s management agreement was separated into two separate agreements with two separate fees—an amended and restated agreement for investment advisory services and a new agreement for administrative services. Cash Investment Trust pays a flat fee of 0.10% of the Fund’s average daily net assets for administrative and accounting services pursuant to the Administrative Services Agreement. The management fee payable by Money Market Series continues to compensate DeIM for both investment advisory and administrative services.
(2)	Currently, the management fee for each series of DWS Money Funds, including Money Market Series, is computed based on the combined average daily net assets of all series of DWS Money Funds and allocated to such series based upon the relative net assets of each series.
(3)	As a result of the reorganization of the DWS funds, Money Market Series is expected to be the only remaining series of DWS Money Funds.

7.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Cash Investment Trust or its shareholders as a direct result of the merger. Because each Fund seeks to maintain a net asset value of $1.00 per share, you are unlikely to have a capital gain or loss if you redeem or exchange your shares before or after the merger. For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

8.	Are the dividend policies of the Funds the same?

Yes, the dividend policies are substantially the same for each Fund. Each Fund declares dividends daily and pays dividends monthly to shareholders. Both Funds may take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations. The cutoff time for wire transfer purchases to receive that

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day’s dividend is 2:00 p.m. Eastern time for Money Market Series, while the cutoff time for Cash Investment Trust is 12:00 p.m. Eastern time. The cut-off time for Money Market Series will apply following the merger.

9.	Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

No. There is no material difference between the procedures for purchasing, redeeming and exchanging shares of each Fund.

Orders received by the Funds are effected only on days when the New York Stock Exchange (“NYSE”) is open for trading. The shares of each Fund are purchased and redeemed at the net asset value (“NAV”) of the Fund’s shares next determined after an order in proper form is received. You can place an order to buy or sell shares at any time. The NAV of each Fund is calculated by dividing the value of total assets of the Fund, minus all liabilities, by the total number of the outstanding shares. Each Fund seeks to maintain a stable $1.00 share price.

For more information on each Fund’s purchase, redemption and exchange policies, see the applicable Fund’s prospectus(es) and statement(s) of additional information.

10.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of shares you are receiving, which will be equal to the number of shares you own. Otherwise, you will be notified in the next shareholder report of Cash Investment Trust.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of a majority of the shares present at the Meeting or represented thereat by proxy and entitled to vote or voting or voted thereat, provided that a quorum of shares is present at the Meeting or represented thereat by proxy.

The Trustees of Cash Investment Trust believe that the proposed merger is in the best interests of Cash Investment Trust. Accordingly, the Trustees recommend that shareholders vote FOR approval of the proposed merger.

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II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Money Market Series, and how do they compare with those of Cash Investment Trust?

Investment Strategies.    As noted above, the investment objectives of the Funds are similar. The objective of Money Market Series is to seek maximum current income to the extent consistent with stability of principal. The objective of Cash Investment Trust is to seek to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. While the Funds’ Advisor gives priority to earning income and maintaining the value of each Fund’s principal at $1.00 per share, all money market instruments, including U.S. Government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

Each Fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. Each Fund is managed in accordance with Rule 2a-7 under the 1940 Act. Each Fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in U.S. dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase; each Fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase;

•	each Fund buys U.S. government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by DeIM; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by DeIM.

The principal investments of both Cash Investment Trust and Money Market Series include: (1) debt obligations issued by U.S. and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity; (2) U.S. government securities that are issued or guaranteed by the U.S. Treasury, or by agencies or instrumentalities of the U.S. government; (3) repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price; and (4) asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

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Money Market Series may concentrate its investments by investing more than 25% of its net assets in instruments issued by domestic banks. Cash Investment Trust will concentrate its investments by investing more than 25% of its net assets in the obligations of banks and other financial institutions. Each Fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team for each Fund screens potential securities and develops a list of those that the Fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust a Fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Both Funds have elected to be classified as a diversified open-end investment company or a series thereof. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

For a more detailed description of the investment techniques used by Cash Investment Trust and Money Market Series, please see the applicable Fund’s prospectus(es) and statement(s) of additional information.

Primary Risks.    As with any investment, you may lose money by investing in Money Market Series. There are several risk factors summarized below that could reduce the yield you get from Money Market Series or make it perform less well than other investments. The risks of an investment in Money Market Series are the same as the risks of an investment in Cash Investment Trust. More detailed descriptions of the risks associated with an investment in Money Market Series can be found in the current prospectus(es) and statement(s) of additional information of Money Market Series.

Interest Rate Risk.    Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, Money Market Series limits the dollar-weighted average maturity of the securities held by the Fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

Credit Risk.    A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, Money Market Series only buys high quality securities with minimal credit risk. Also, the Fund only buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or

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that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk.    Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk.    While Money Market Series invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the Fund invests will not perform as expected. This could cause the Fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk.    A repurchase agreement exposes Money Market Series to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk.    Because Money Market Series may invest more than 25% of its total assets in bank obligations and Cash Investment Trust will invest more than 25% of its total assets in the obligations of banks and other financial institutions, the Funds may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

Prepayment Risk.    When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, Money Market Series may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Fund’s income. It may also create a capital gain because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in Money Market Series is not insured or guaranteed by the FDIC or any other government agency. Although Money Market Series seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in Money Market Series.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of Money Market Series’ DWS Money Market Fund shares and Cash Investment Trust’s Class S shares. The table following the charts compares each Fund’s performance. The performance figures shown for Money Market Series are for DWS

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Money Market Fund shares, which are the original shares of the Fund that were designated as a separate class of Fund in connection with the merger. DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares of Money Market Series would be expected to have substantially similar gross annual returns (before the effect of expenses) as DWS Money Market Fund shares, as the shares will be invested in the same portfolio of securities, and the returns of the classes net of expenses would be expected to differ primarily due to the different expenses of the classes.

Calendar Year Total Returns (%)

Money Market Series—DWS Money Market Fund shares

Annual Total Returns (%) as of 12/31 each year

2006 total return as of June 30: 2.14%

For the periods included in the bar chart:

Best Quarter: 1.60%, Q3 2000                  Worst Quarter: 0.17%, Q4 2003

Cash Investment Trust—Class S

Annual Total Returns (%) as of 12/31 each year

2006 total return as of June 30: 1.97%

For the periods included in the bar chart:

Best Quarter: 1.53%, Q4 2000                  Worst Quarter: 0.07%, Q3 2003

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Average Annual Total Returns

(for periods ended December 31, 2005)

	Past 1 year	Past 5 years	Past 10 years
Money Market Series
DWS Money Market Fund shares	2.87%	2.00%	3.69%

Cash Investment Trust(1)
Class S	2.59%	1.67%	3.29%

(1)	Because Class A, Class B and Class C Shares of Cash Investment Trust do not have a full calendar year of performance they are not included in the table.

As of December 31, 2005, Cash Investment Trust’s 7-day yield was 3.58% for Class S shares, 3.34% for Class A shares, 2.63% for Class B shares and 2.71% for Class C shares and Money Market Series’ 7-day yield was 3.87% for DWS Money Market Fund shares. The 7-day yield, which is often referred to as the “current yield,” is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume a fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of a fund over a given period.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information or to learn the current 7-day yield of the Funds, call your financial advisor or the corresponding Fund at 1-800-621-1048 (1-800-728-3337 for Class S shares) or visit the Funds’ website at www.dws-scudder.com.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Managers.    DeIM is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each trust, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is part of Deutsche Asset Management (“DeAM”) and an indirect wholly-owned subsidiary of Deutsche Bank AG. DeAM is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc. (“DeAM, Inc.”), Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of each Fund. These investment professionals have a broad range of experience in managing money market funds.

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Distribution and Service Fees.    Pursuant to separate but substantially identical underwriting agreements, DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter, distributor and administrator for shares of Cash Investment Trust and Money Market Series and acts as agent of the Funds in the continuous sale of their shares.

Money Market Series has adopted distribution and/or service plans on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially the same as the distribution and/or service plans adopted by Cash Investment Trust. Plans under Rule 12b-1 allow a fund to pay distribution and/or service fees for the sale and distribution of its shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

Pursuant to a Shareholder Services Agreement with Money Market Series, which is substantially the same as the Shareholder Services Agreement with Cash Investment Trust, DWS-SDI will receive a service fee of up to 0.25% of average daily net assets per year with respect to the Class A, Class B and Class C shares. DWS-SDI will use the fee to compensate financial services firms for providing personal services and maintaining accounts for their customers that hold these classes of shares, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for such shares. All amounts are payable monthly and are based on the average daily net assets of the Fund attributable to the relevant class of shares. For its services under a Distribution Agreement with Money Market Series, which is substantially the same as the Distribution Agreement with Cash Investment Trust, DWS-SDI will receive a fee from Money Market Series under its Rule 12b-1 plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares and Class C shares. This fee will be accrued daily as an expense of the Class B shares and Class C shares, respectively. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares and Class C shares.

Trustees and Officers.    The Trustees overseeing Money Market Series, a series of DWS Money Funds are different from those who oversee Cash Investment Trust. As more fully described in the statement of additional information for Money Market Series, which is available upon request, the following individuals comprise the Board of Trustees of Money Market Series: Shirley D. Peterson (Chair), John W. Ballantine, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton and Robert H. Wadsworth. In addition, the officers of Money Market Series are different from those of Cash Investment Trust. The Officers of Money Market Series are Michael Clark, President, Philip J. Collora, Vice President and Assistant Secretary, Paul H. Schubert, Chief Financial Officer and Treasurer, John Millette, Secretary, Patricia DeFilippis, Assistant Secretary, Elisa D. Metzger, Assistant Secretary, Caroline Pearson, Assistant Secretary, Scott M. McHugh, Assistant Treasurer, Kathleen Sullivan D’Eramo, Assistant Treasurer, John Robbins, Anti-Money Laundering Compliance Officer and Philip Gallo, Chief Compliance Officer.

Independent Registered Public Accounting Firm.    Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 serves as independent registered public accounting firm for Money Market Series. Ernst & Young LLP audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax returns, and performs other professional accounting, auditing, tax

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and advisory services when engaged to do so by the Fund. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as independent registered public accounting firm for Cash Investment Trust.

Charter Documents.    Money Market Series is a series of DWS Money Funds, a Massachusetts business trust governed by Massachusetts law. Cash Investment Trust is a Massachusetts business trust governed by Massachusetts law. Money Market Series is governed by an Amended and Restated Agreement and Declaration of Trust dated January 20, 1998, as amended. Cash Investment Trust is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as amended. Each Fund’s Declaration of Trust is referred to herein as a “Charter Document” and collectively as the “Charter Documents.” The Charter Documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Charter Document is provided below.

Charter Document of Money Market Series

Shares:    Under the Fund’s Charter Document, shares of the Fund do not entitle the holder thereof to any conversion, exchange, preemption or appraisal rights. Shares of the Fund do entitle the holder to any dividends or distributions declared by the Trustees of the Fund, and if the Fund were liquidated, shareholders of the Fund would receive a proportionate share of the net assets of the Fund. The Fund has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance.

Shareholder Meetings and Voting Rights:    The Charter Document of the Fund does not require that annual meetings of shareholders be held, but meetings of the shareholders shall be called for the purpose of electing Trustees when required by the Charter Document or to comply with the 1940 Act. The Trustees or such other person or persons as may be specified in the By-Laws of each Fund may call a shareholder meeting if requested in writing by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. Shares of the Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the Fund or class thereof on matters affecting the Fund or class only, as determined by the Trustees, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for the Fund would be voted upon only by shareholders of the Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Any Trustee of the Fund may be removed by vote or written consent of fifty percent (50%) of the votes entitled to be cast on the matter. Trustee vacancies may be filled by a majority of the Trustees then in office through written appointment, unless a shareholder vote is required by the 1940 Act. Shares of the Fund have noncumulative voting rights with respect to the election of Trustees. The Fund (or any class) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of fifty percent (50%) of the shares of the Fund (or class) outstanding and entitled to vote. Sale, conveyance, or transfer of any assets of the Fund to another trust, partnership, association or corporation organized under the laws of any state of the United States requires the affirmative vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter. Quorum for a shareholder meeting of the Fund is the presence in person or by proxy of 30% of the shares entitled to vote.

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Shareholder Liability:    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Charter Document governing the Fund, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund. Moreover, the Fund’s Charter Document provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund, and provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate.

Amendment of Charter Document:    The Charter Document of the Fund may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of shareholders holding more than fifty percent (50%) of the shares of each series entitled to vote. The Charter Document may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Internal Revenue Code of 1986, as amended.

Charter Document of Cash Investment Trust

Shares:    Under the Fund’s Charter Document, shares of the Fund do not entitle the holder thereof to any conversion, exchange, preemption or appraisal rights. Shares of the Fund do entitle the holder to any dividends or distributions declared by the Trustees of the Fund, and if the Fund were liquidated, shareholders would receive a proportionate share of the net assets of the Fund. The Fund has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance.

Shareholder Meetings and Voting Rights:    The Charter Document of the Fund does not require that annual meetings of shareholders be held, but meetings of the shareholders may be called for the purpose of acting on any matter for which a vote is required by the Charter Document or the 1940 Act, or any other matter deemed by the Trustees to be necessary or desirable. The Charter Document does not grant shareholders the right to call a shareholder meeting by written request (except that Trustees shall call a shareholder meeting for the purpose of voting upon the removal of a Trustee when requested in writing to do so by holders of at least ten percent (10%) of the outstanding shares). Shares of the Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the Fund or class thereof on matters affecting the Fund or class only, as determined by the Trustees, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for the Fund would be voted upon only by shareholders of the Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Any Trustee of the Fund may be removed (provided that the aggregate number of Trustees after such removal is not less than one) by the action of two-thirds of the remaining Trustees or by the vote of shareholders holding two-thirds of the outstanding shares. Trustee vacancies may be filled by the affirmative vote or consent of a majority of the Trustees then in office, unless a shareholder vote is required by the 1940 Act. Shares of the Fund have noncumulative voting rights with respect to the election of Trustees. The Fund (or any class) may be terminated by a written instrument signed by a majority of its

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Trustees, or by the affirmative vote of the holders of a majority of the shares of the Fund (or class) outstanding and entitled to vote. Sale, conveyance, or transfer of any assets of the Fund to another trust, partnership, association or corporation organized under the laws of any state of the United States requires the affirmative vote of a majority of the votes entitled to be cast on the matter and voted or voting at a meeting of shareholders at which a quorum is present. Quorum for a shareholder meeting of the Fund is the presence in person or by proxy of the shareholders entitled to vote at least thirty percent (30%) of the votes entitled to be cast at the meeting.

Shareholder Liability:    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Charter Document governing the Fund, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund. Moreover, the Fund’s Charter Document provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund, and provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate.

Amendment of Charter Document:    The Charter Document governing the Fund may be amended by the vote of a majority of the shares of the Trust outstanding and entitled to vote. Any amendment which would change any rights with respect to any shares of the Trust or Fund by reducing the amount payable thereon upon liquidation of the Trust or Fund or by diminishing or eliminating any voting rights pertaining thereto, requires the vote or consent of the holders of two-thirds of the shares of the Trust or Fund outstanding and entitled to vote. The Charter Document governing the Fund may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Charter Document to the requirements of applicable federal or state laws or regulations or the requirements of the Internal Revenue Code of 1986, as amended, or to change the name of the Trust or if they determine that such a change does not materially adversely affect the rights of shareholders.

The foregoing a general summary of certain provisions of the Charter Documents governing DWS Money Funds and Cash Investment Trust and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Cash Investment Trust are being asked to approve a merger between their Fund and Money Market Series pursuant to an Agreement and Plan of Reorganization between Cash Investment Trust and DWS Money Funds (on behalf of Money Market Series) (the “Agreement”). The form of the Agreement is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all the assets of Cash Investment Trust to Money Market Series in exchange for the assumption by Money Market Series of all liabilities of Cash Investment Trust and for the issuance and delivery to Cash Investment Trust of Merger Shares equal in number to the outstanding shares of Cash Investment Trust as of the Valuation Time.

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After receipt of the Merger Shares, Cash Investment Trust will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Cash Investment Trust, and the legal existence of Cash Investment Trust will be terminated. Each shareholder of Cash Investment Trust will receive Merger Shares of the corresponding class(es) as, and equal in number, to the shareholder’s Cash Investment Trust shares at the Valuation Time.

Cash Investment Trust and Money Market Series have substantially similar investment objectives, policies, restrictions and strategies. Because of the similarities in the portfolios of each Fund and the short-term characteristics of the portfolio securities, DeIM does not expect to dispose of securities prior to the merger, except in the ordinary course. DeIM has represented that as of September 1, 2006, Cash Investment Trust did not have any investments that were not consistent with the current investment objective, policies, restrictions and strategies of Money Market Series.

The Trustees of Cash Investment Trust have voted to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. With respect to the merger, the actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of a majority of the shares of Cash Investment Trust entitled to vote and voted or voting at the Meeting.

In the event that the merger does not receive the required shareholder approval Cash Investment Trust will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Trustees of Cash Investment Trust may consider such alternatives as may be in the best interests of the Fund.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the merger with the Trustees in early 2006 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. DeAM advised the Trustees that the program is intended to streamline DeAM’s money market fund business to meet the needs of shareholders and prospects going forward while maximizing internal operational and economic efficiencies. Additionally, DeAM advised the Trustees that the program is intended to eliminate product redundancies, maximize portfolio size wherever possible, reduce risk to both shareholders and DeAM, and create the possibility for higher yielding funds with potentially lower expenses.

The Trustees conducted a thorough review of the potential implications of the merger on Cash Investment Trust shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial information.

On September 20, 2006, the Trustees of Cash Investment Trust, including those Trustees who are not “interested persons” (as defined by the 1940 Act) (“Disinterested Trustees”), approved the terms of the merger. The Trustees have also determined to recommend that the merger be approved by Cash Investment Trust shareholders.

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In determining to recommend approval of the merger, the Board of Trustees of the Trust considered the following factors, among others:

•	The compatibility of Cash Investment Trust’s and Money Market Series’ investment objectives, policies, restrictions and portfolios and that the merger would permit the shareholders of Cash Investment Trust to pursue similar investment goals in a significantly larger fund;

•	The limited impact of the transaction on the deviation between each class’s current market price net asset value per share and $1.00;

•	The fees and operating expense ratios of Cash Investment Trust and Money Market Series, including comparisons between the expenses of Cash Investment Trust and the estimated operating expense ratios of the combined fund, and in particular noted that the total operating expense ratio of the applicable class of the combined fund was anticipated to be equal to or lower than the current total operating expense ratio of the corresponding share class of Cash Investment Trust.

•	DeIM has agreed to cap the total operating expense ratio of each applicable class of the combined fund to be exchanged in the merger at a level equal to or lower than the current total operating expense ratio of the corresponding share class of Cash Investment Trust for at least three years following the merger;

•	DeAM agreed to pay all costs associated with the merger;

•	The merger would not result in the dilution of the interests of Cash Investment Trust shareholders and that the terms and conditions are fair and reasonable and consistent with industry practice;

•	Services available to shareholders of Money Market Series are substantially similar on a class-level basis;

•	Prospects for the combined fund to attract additional assets;

•	The federal income tax consequences of the merger on Cash Investment Trust and its shareholders, as well as historical and pro forma attributes of Cash Investment Trust, and the effect of the merger on certain losses of Cash Investment Trust;

•	The investment performance of Cash Investment Trust and Money Market Series; and

•	DeIM has agreed to indemnify Money Market Series against certain liabilities Money Market Series may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Money Market Series (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

Based on all of the foregoing, the Trustees concluded that Cash Investment Trust’s participation in the merger would be in the best interests of the Fund and would not dilute the interests of existing shareholders. The Trustees of Cash Investment Trust, recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides

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that Money Market Series will acquire all the assets of Cash Investment Trust solely in exchange for the assumption by Money Market Series of all liabilities of Cash Investment Trust and for the issuance of Merger Shares equal in number to the shares of Cash Investment Trust outstanding as of the Valuation Time. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ assets and liabilities are valued for the merger (4:00 p.m. Eastern time, on such date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of each Agreement.

Cash Investment Trust will transfer all of its assets to Money Market Series, and in exchange, Money Market Series will assume all liabilities of Cash Investment Trust and deliver to Cash Investment Trust Merger Shares equal in number to the shares of Cash Investment Trust outstanding as of the Valuation Time. Immediately following the transfer of assets on the Exchange Date, Cash Investment Trust will distribute pro rata to its shareholders of record as of the Valuation Time the Merger Shares received by Cash Investment Trust, with Merger Shares of each class being distributed to holders of the corresponding class of Cash Investment Trust. As a result of the proposed transaction, each shareholder of Cash Investment Trust will receive Merger Shares of each class equal in number to the Cash Investment Trust shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Money Market Series in the names of such Cash Investment Trust shareholders, each account representing the respective number of Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of Cash Investment Trust and DWS Money Funds have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement and that the proposed merger is in the best interests of their respective Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Cash Investment Trust and DWS Money Funds, (ii) by any party to the Agreement if the merger shall not be consummated by May 7, 2007, (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party or (iv) if the net asset value per share of either party to the Agreement calculated using market values deviates by more than 0.3 of 1% from its net asset value per share calculated using amortized cost.

If shareholders of Cash Investment Trust approve the merger, Money Market Series has agreed to identify in writing prior to the Exchange Date any assets of Cash Investment Trust that it does not wish to acquire because they are not consistent with the current investment strategy of Money Market Series, and Cash Investment Trust agrees to dispose of such assets prior to the Exchange Date. Money Market Series also agrees to identify in writing prior to the Exchange Date any assets that it would like Cash Investment Trust to purchase, consistent with Money Market Series’ investment objective, policies, restrictions and strategies, and Cash Investment Trust agrees to purchase such assets with the cash proceeds from the disposition of assets identified by Money Market Series. DeIM has represented that it does not expect Money Market Series to identify any such assets.

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All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Cash Investment Trust shareholders in accordance with the Agreement as described above. The Merger Shares are DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares. These classes are now offered by Money Market Series to accommodate the existing holders of Class A, Class B, Class C and Class S shares of Cash Investment Trust. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Cash Investment Trust. Your Merger Shares will be treated as having been purchased on the date you purchased your Cash Investment Trust shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the Acquiring Fund’s Prospectuses, copies of which were mailed with this Prospectus/Proxy Statement.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•	The acquisition by Money Market Series of all the assets of Cash Investment Trust solely in exchange for Merger Shares and the assumption by Money Market Series of all the liabilities of Cash Investment Trust, followed by the distribution by Cash Investment Trust to its shareholders of Merger Shares in complete liquidation of Cash Investment Trust, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Cash Investment Trust and Money Market Series will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Section 361 of the Code, Cash Investment Trust will not recognize gain or loss upon the transfer of its assets to Money Market Series in exchange for Merger Shares and the assumption of Cash Investment Trust’s liabilities by Money Market Series, and Cash Investment Trust will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Cash Investment Trust.

•	Under Section 354 of the Code, shareholders of Cash Investment Trust will not recognize gain or loss on the receipt of Merger Shares solely in exchange for their Cash Investment Trust shares.

•	Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Cash Investment Trust will be the same as the aggregate basis of the Cash Investment Trust shares exchanged therefor.

•	Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Cash Investment Trust shareholder will include the holding period of the Cash Investment Trust shares exchanged therefor, provided that the Cash Investment Trust shareholder held the Cash Investment Trust shares at the time of the reorganization as a capital asset.

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•	Under Section 1032 of the Code, Money Market Series will not recognize gain or loss upon the receipt of assets of the Cash Account Trust in exchange for Merger Shares and the assumption by Money Market Series of all the liabilities of Cash Investment Trust.

•	Under Section 362(b) of the Code, the basis of the assets of Cash Investment Trust transferred to Money Market Series in the reorganization will be the same in the hands of Money Market Series as the basis of such assets in the hands of Cash Investment Trust immediately prior to the transfer.

•	Under Section 1223(2) of the Code, the holding periods of the assets of Cash Investment Trust transferred to Money Market Series in the reorganization in the hands of Money Market Series will include the periods during which such assets were held by Cash Investment Trust.

•	Money Market Series will succeed to and take into account the items of Cash Investment Trust described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Both Funds’ income dividends are declared daily and paid monthly to shareholders. Cash Investment Trust may take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations in its Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, to prevent application of federal excise tax. Additional distributions may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreement is approved by Cash Investment Trust’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carry-forwards, if any) immediately prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders may wish to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

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Capitalization.    The following table sets forth the capitalization of each Fund as of January 31, 2006, and of Money Market Series on a pro forma combined basis, giving effect to the proposed merger as of that date.(1)

	Cash Investment Trust	Money Market Series	Pro Forma Adjustments	Money Market Series—Pro Forma Combined
Net Assets
Class A shares	$123,091,483	$—	$—	$123,091,483
Class B shares	$52,708,096	$—	$—	$52,708,096
Class C shares	$40,395,985	$—	$—	$40,395,985
Class S shares	$488,430,093	$—	$160,176,676	$648,606,769
Class AARP shares	$160,176,676	$—	$(160,176,676)	$—
DWS Money Market Fund shares	$—	$3,331,191,476	$—	$3,331,191,476

Total Net Assets	$864,802,333	$3,331,191,476	$—	$4,195,993,809

Shares Outstanding
Class A shares	123,115,435			123,115,435
Class B shares	52,724,328			52,724,328
Class C shares	40,399,616			40,399,616
Class S shares	488,412,215		160,548,457	648,960,672
Class AARP shares	160,548,457		(160,548,457)	—
DWS Money Market Fund shares		3,330,837,448		3,330,837,448
Net Asset Value per share
Class A shares	$1.00	$—	$—	$1.00
Class B shares	$1.00	$—	$—	$1.00
Class C shares	$1.00	$—	$—	$1.00
Class S shares	$1.00	$—	$—	$1.00
Class AARP shares	$1.00	$—	$—	$—
DWS Money Market Fund shares	$—	$1.00	$—	$1.00

(1)	Assumes the merger had been consummated on January 31, 2006, and is for information purposes only. No assurance can be given as to how many shares of Money Market Series will be received by the shareholders of Cash Investment Trust on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Money Market Series that actually will be received on or after such date.

Unaudited pro forma combined financial statements of Money Market Fund as of January 31, 2006, and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that Money Market Series will be the surviving Fund following the merger and because Money Market Series’ investment

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objective, policies, restrictions and strategies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of Cash Investment Trust to Money Market Series as contemplated by the Agreement.

The Trustees of Cash Investment Trust recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Cash Investment Trust into Money Market Series, and the solicitation of proxies by and on behalf of the Trustees of Cash Investment Trust for use at the Special Meeting of Cash Investment Trust Shareholders. The Meeting is to be held on October 31, 2006, at 4:00 p.m. Eastern time at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about [                    ], 2006.

As of August 23, 2006, Cash Investment Trust had the following shares outstanding:

Share Class	Number of Shares
Class A	120,368,509.20
Class B	47,338,839.50
Class C	47,022,376.03
Class S	632,983,674.03

Only shareholders of record on August 23, 2006 will be entitled to notice of and to vote at the Meeting. With respect to the proposal, each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of Cash Investment Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Cash Investment Trust’s shareholders by the Trustees of Cash Investment Trust for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. With respect to the proposal, the transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote a majority of the shares of Cash Investment Trust entitled to vote and voted or voting at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Cash Investment Trust at the close of business on August 23, 2006 (the “Record Date”) will be entitled to vote with respect to the merger at the Meeting or any adjournment thereof. The holders of 30% of the shares of Cash Investment Trust outstanding at the close of

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business on the Record Date present in person or represented by proxy will constitute a quorum with respect to Cash Investment Trust for the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Cash Investment Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership.    As of August 3, 2006, the officers and Trustees of each Fund as a group beneficially owned less than 1% of the outstanding shares of each Fund. To the best of the knowledge of Cash Investment Trust, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Cash Investment Trust as of such date:

Class	Shareholder Name and Address	Percentage Owned
C	RJD PSPT P/S PLAN RICHARD DEPAUL TRUSTEE FBO RJD PSPT ROCKY RIVER OH 44116-1815	8.63%

To the best of the knowledge of Money Market Series, no shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Money Market Series as of August 3, 2006:

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Cash Investment Trust, officers and employees of DeIM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $148,983 for Cash Investment Trust. As the Meeting date approaches, certain shareholders of Cash Investment Trust may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Cash Investment Trust. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

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In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at (866) 774-4940. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Cash Investment Trust, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Cash Investment Trust at Two International Place, Boston, MA 02110, (ii) by properly submitting a later-dated proxy that is received by Cash Investment Trust at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment and Postponement.    Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned without notice with respect to the proposal to be considered at the meeting to a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders

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and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Trustees may postpone the meeting of shareholders prior to the meeting with notice to the shareholders entitled to vote at the meeting.

VI. REGULATORY AND LITIGATION MATTERS

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, DeAM has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the SEC, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

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Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

The Staff of the SEC has informed counsel for DeIM, DeAM, Inc. and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.), who in turn have informed the DWS funds, that on August 29, 2006, the SEC approved an offer of settlement in which DeIM, DeAM, Inc. and SDI would settle an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS fund shares during 2001-2003. DeIM, DeAM, Inc. and SDI expect the settlement with the SEC to be reflected in an order of the SEC which will state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS fund shares. The brokerage practices which were the subject of the offer of settlement were discontinued in October 2003.

Under the terms of the offer of settlement, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the findings to be contained in the SEC’s order, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

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As part of the offer of settlement, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

In addition, SDI has offered to settle with the NASD regarding its practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In the offer, SDI consents to the imposition of a censure by the NASD. SDI expects this settlement to be announced simultaneously with the SEC’s announcement of the above-referenced settlement of an administrative proceeding regarding disclosure of brokerage allocation practices.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of             , 2006, by and among DWS Money Funds (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS Money Market Prime Series (the “Acquiring Fund”), a separate series of the Acquiring Trust; Cash Investment Trust (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser to the Acquiring Fund and the Acquired Trust (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 222 South Riverside Plaza, Chicago, Illinois 60606. The principal place of business of the Acquired Trust is Two International Place, Boston, Massachusetts 02110.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”, and the Treasury Regulations promulgated thereunder. The reorganization (the “Reorganization”) will consist of the transfer of all the assets of the Acquired Trust to the Acquiring Fund in exchange solely for DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S voting shares of beneficial interest (without par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all the liabilities of the Acquired Trust and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Class S shareholders of the Acquired Trust in complete liquidation and termination of the Acquired Trust as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Trust to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Trust Liabilities and the Liquidation of the Acquired Trust

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust agrees to transfer to the Acquiring Fund all of the Acquired Trust’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Trust that number of full and fractional DWS Cash Investment Trust Class A Acquiring Fund Shares equal in number to Class A shares of the Acquired Trust outstanding as of the Valuation Time as defined in section 2.1, DWS Cash Investment Trust Class B Acquiring Fund Shares equal in number to Class B shares of the Acquired Trust outstanding as of the Valuation Time as defined in section 2.1, DWS Cash Investment Trust Class C Acquiring Fund Shares equal in number to Class C shares of the Acquired Trust outstanding as of the Valuation Time as defined in section 2.1 and DWS Cash Investment Trust Class S Acquiring Fund Shares equal in number to Class S shares of the Acquired Trust outstanding as of the Valuation Time as defined in section 2.1; and (ii) to assume all the liabilities of the Acquired Trust, including, but not limited to, any deferred compensation payable to the Acquired Trust Trustees. All Acquiring Fund Shares delivered to the Acquired Trust shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place on the Closing Date as defined in section 3.1.

1.2  The assets of the Acquired Trust to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Trust and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Trust prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Trust’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Trust immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Trust will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Trust will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date as defined in section 3.1.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Trust will distribute to the Acquired Trust’s shareholders of record with respect to each class of its shares (the “Acquired Trust Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Trust pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Trust by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Trust on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Trust Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The number of DWS Cash Investment Trust Class A Acquiring Fund Shares to be so credited to the Class A Acquired Trust Shareholders shall be equal to the number of Class A Acquired Trust shares owned by such shareholders as of the Valuation Time. The number of DWS Cash Investment Trust Class B Acquiring Fund Shares to be so credited to the Class B Acquired Trust Shareholders shall be equal to the number of Class B Acquired Trust shares owned by such shareholders as of the Valuation Time. The number of DWS Cash Investment Trust Class C Acquiring Fund Shares to be so credited to the Class C Acquired Trust Shareholders shall be equal to the number of Class C Acquired Trust shares owned by such shareholders as of the Valuation Time. The number of DWS Cash Investment Trust Class S Acquiring Fund Shares to be so credited to the Class S Acquired

Trust Shareholders shall be equal to the number of Class S Acquired Trust shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Trust will simultaneously be cancelled on the books of the Acquired Trust. The Acquiring Trust will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Trust including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Trust.

1.8  All books and records of the Acquired Trust, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Trust shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures adopted by the Acquiring Trust’s Board of Trustees copies of which have been delivered to the Acquired Trust.

2.2  Shareholders of the Acquired Trust shall be entitled to receive, with respect to each full and fractional share of the Acquired Trust held by such shareholder, a full and fractional Acquiring Fund Share.

2.3  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by such Fund’s Independent Registered Public Accounting Firm upon the reasonable request of a Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be [                  ], 2006, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Trust shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank & Trust Company (“SSB”), custodian for the Acquired Trust, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Trust’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Trust to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered as of the Closing Date by the Acquired Trust for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Trust’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Trust shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Scudder Service Corporation (“DWS SSC”), as transfer agent for the Acquired Trust shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Trust Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Class S Acquired Trust shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Trust or provide evidence satisfactory to the Acquired Trust that such Acquiring Fund Shares have been credited to the Acquired Trust’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Trust shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares of the Acquiring Fund or Class A, Class B, Class C and Class S shares of the Acquired Trust is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Trust shall include all of the Acquired Trust’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation payable to the Acquired Trust’s Board of Trustees.

4.	Representations and Warranties

4.1  The Acquired Trust represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Trust, to carry out the Agreement. The Acquired Trust is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust. The Acquired Trust has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Trust;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Trust of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Trust is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Trust;

(e)  Other than as disclosed on a schedule provided by the Acquired Trust, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Trust or any properties or assets held by it. The Acquired Trust knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Trust at and for the fiscal year ended May 31, 2006, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Trust as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Trust required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since May 31, 2006, there has not been any material adverse change in the Acquired Trust’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Trust of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Trust due to declines in market values of securities in the Acquired Trust’s portfolio, the discharge of Acquired Trust liabilities, or the redemption of Acquired Trust shares by Acquired Trust Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Trust required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Trust has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (determined without regard to the deduction of dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Trust (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Trust Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Trust), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS SSC, as provided in section 3.4. The Acquired Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Trust, nor is there outstanding any security convertible into any shares of the Acquired Trust;

(k)  At the Closing Date, the Acquired Trust will have good and marketable title to the Acquired Trust’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Trust Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectus and statement of additional information of the Acquired Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Trust, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Trust as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended July 31, 2005, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Trust) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since July 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Trust. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Trust required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for its taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Trust, for the account of the Acquired Trust Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under

Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Trust has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Trust for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Trust

5.1  The Acquiring Fund and the Acquired Trust each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Trust and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Trust and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, restrictions and strategies, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Trust.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Trust’s books and records necessary to maintain current knowledge of the Acquired Trust and to ensure that the representations and warranties made by the Acquired Trust are accurate.

5.3  The Acquired Trust covenants to call a meeting of the Acquired Trust Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than December 19, 2006.

5.4  The Acquired Trust covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Trust covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Trust shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Trust will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Trust Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Trust covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Trust, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Trust may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Trust title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Trust pursuant to this Agreement and (ii) assume all the liabilities of the Acquired Trust.

5.11  As soon as reasonably practicable after the Closing, the Acquired Trust shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing and shall completely liquidate.

5.12  The Acquiring Fund and the Acquired Trust shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. The Trusts shall not take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Trust will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Trust that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired

Trust agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Trust to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Trust agrees to purchase such assets with the cash proceeds from the disposition of assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions and strategies prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Trust

The obligations of the Acquired Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Trust, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Trust on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Trust shall reasonably request.

6.3  The Acquired Trust shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquired Trust, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is an existing business trust;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Trust shall have entered into an expense cap agreement with DeIM limiting the expenses of the DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares of the Acquiring Fund to 0.96%, 1.67%, 1.60% and 0.72%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, for a period of three years commencing on the Closing Date.

6.6  The Acquiring Fund’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Trust or its investment adviser(s), trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Trust which the Acquired Trust reasonably believes might result in such litigation.

7.2  The Acquired Trust shall have delivered to the Acquiring Fund a statement of the Acquired Trust’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is validly an existing as a business trust;

(b)  the Acquired Trust has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, and constitutes a valid and legally binding obligation of the Acquired Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Trust’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Trust pursuant to section 4.1 of the Agreement, the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Trust under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Trust’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP, of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5  The Acquired Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Trust on or before the Closing Date.

7.6  The Acquired Trust’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Trust

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Trust or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Trust in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Trust may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Trust, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Trust, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all the assets of Acquired Trust solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all the liabilities of Acquired Trust, followed by the distribution by Acquired Trust to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Trust, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Trust will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Trust will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Trust liabilities by Acquiring Fund, and Acquired Trust will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Trust; (iii) under Section 354 of the Code, shareholders of Acquired Trust will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Trust shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Trust will be the same as the aggregate basis of the Acquired Trust shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Trust shareholder will include the holding period of the Acquired Trust shares exchanged therefor, provided that the Acquired Trust shareholder held the Acquired Trust shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of the assets of Acquired Trust in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all the liabilities of the Acquired Trust; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Trust transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Trust immediately prior to the transfer; (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Trust transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by the Acquired Trust; and (ix) Money Market Series will succeed to and take into account the items of Cash Investment Trust described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Trust may waive the condition set forth in this Section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Trust and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Trust agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM, or its affiliates, will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Trust in connection with the rebalancing of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Trust, on behalf of the Acquiring Fund and the Acquired Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before May 7, 2007, unless such date is extended by mutual agreement of the parties, (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith or (iv) if the net asset value per share of either party calculated using market values deviates by more than 0.3 of 1% from its net asset value per share calculated using amortized cost. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Trust and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Trust Shareholders called by the Acquired Trust pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Trust Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand

(including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Trust, Two International Place, Boston, Massachusetts 02110, with a copy to Ropes & Gray LLP, International Place, Boston, Massachusetts 02110, Attention: John W. Gerstmayr, or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq. or to any other address that the Acquired Trust or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Trust and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to each Trust mean and refer to the Board of Trustees of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the members of the Board of Trustees, shareholders, nominees, officers, agents, or employees of the Trusts or the Acquiring Fund personally, but bind only the respective property of the Acquired Trust and Acquiring Fund, as provided in each Trust’s Declaration of Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquired Trust and the Acquiring Fund to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board of Trustees, on behalf of the applicable Acquired Trust or Acquiring Fund, and this Agreement has been signed by authorized officers of the Acquired Trust or Acquiring Fund acting as such, and neither such authorization by such Board of Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Acquired Trust or the Acquiring Fund, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquired

Trust or Acquiring Fund shall constitute the obligations, agreements, representations and warranties of the Acquired Trust or Acquiring Fund only, and in no event shall any other series of the Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Acquiring Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS MONEY FUNDS, on behalf of DWS Money Market Prime Series

Secretary	By: Its:

Attest:	DWS CASH INVESTMENT TRUST

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

Proxy card enclosed.

For more information, please call your Fund’s proxy solicitor,

Computershare Fund Services, Inc., at (866) 774-4940.

COSTELLO - CIT

	DWS CASH INVESTMENT TRUST PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154	PROXY CARD
280 Oser Avenue	4:00 p.m., Eastern time, on October 31, 2006
Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on October 31, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:    ■

VOTE ON PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization which contemplates the transfer of all the assets of DWS Cash Investment Trust (“Cash Investment Trust”) to DWS Money Market Prime Series (“Money Market Series”), in exchange for shares of Money Market Series and the assumption by Money Market Series of all liabilities of Cash Investment Trust, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Cash Investment Trust in complete liquidation and termination of Cash Investment Trust.

		☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

AUGUST 1, 2006

PROSPECTUS

DWS MONEY MARKET PRIME SERIES

DWS Cash Investment Trust Class A

DWS Cash Investment Trust Class B

DWS Cash Investment Trust Class C

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

How the Fund Works

This fund is a money fund, meaning that it seeks to maintain a stable $1.00 share price to preserve the value of your investment.

On the next few pages, you’ll find information about this fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices aren’t guaranteed, so be aware that you could lose money by investing in them.

You can find DWS prospectuses on the Internet at www.dws-scudder.com.

DWS Money Market Prime Series

The Fund’s Main Investment Strategy

The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its goal by investing exclusively in high quality, short-term securities, as well as repurchase agreements that are backed by high quality securities.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”). The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

4

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund may invest more than 25% of its total assets in bank obligations. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

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Working in consultation with a credit team, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

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Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the fund may invest more than 25% of its total assets in bank obligations, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

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The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

DWS Cash Investment Trust Class A (Class A), DWS Cash Investment Trust Class B (Class B) and DWS Cash Investment Trust Class C (Class C) shares are expected to commence operations after the completion of the reorganization of DWS Cash Investment Trust into DWS Money Market Prime Series and therefore do not have a full calendar year of performance. In the bar chart and the table, the performance figures are based on the historical performance of DWS Money Market Fund shares (the fund’s original share class), adjusted to reflect the estimated annual operating expenses of Class A, Class B and Class C shares.

Although DWS Money Market Fund shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

To learn the current 7-day yield, investors may call the fund’s Service Center at (800) 621-1048. The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year.

The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	4.70
1997	4.83
1998	4.74
1999	4.45
2000	5.73
2001	3.39
2002	0.98
2003	0.31
2004	0.45
2005	2.36

2006 Total Return as of June 30: 1.89%

For the periods included in the bar chart:

Best Quarter: 1.48%, Q3 2000	Worst Quarter: 0.05%, Q4 2003

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Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class A	2.36	1.49	3.18
Class B	1.34	0.48	2.15
Class C	1.74	0.88	2.56

Total return for 2001 includes the effect of a voluntary capital contribution from the advisor. Without this contribution, the total returns would have been lower.

In addition, total returns for 2001 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.dws-scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	None	(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a % of redemption proceeds)	None	(2)	4.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.26%		0.26%	0.26%
Distribution/Service (12b-1) Fee	0.25		1.00	1.00
Other Expenses(3)	0.40		0.65	0.25
Total Annual Operating Expenses	0.91		1.91	1.51
Expense Reimbursements(4)	0.00		0.24	0.00
Net Annual Operating Expenses(4)	0.91		1.67	1.51

1	The sales charge applicable to other DWS funds will apply for exchanges from Class A shares of the fund into Class A shares of other DWS funds.

2	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase. The contingent deferred sales charge would not apply to shares of the fund acquired directly but only to shares acquired on exchange from another DWS fund purchased under the Large Order NAV Purchase Privilege.

3	Other expenses are estimated since no Class A, Class B or Class C shares were issued as of the fund’s fiscal year end. Actual expenses may be different.

4	For three years from the commencement of operations of the share class, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.96% for Class A shares, 1.67% for Class B shares and 1.60% for Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees.

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Based on the costs above (including one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years” and “10 Years” periods for Class B shares), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$93	$290	$504	$1,120
Class B shares	570	877	1,209	1,711
Class C shares	254	477	824	1,802

Expenses, assuming you kept your shares
Class A shares	$93	$290	$504	$1,120
Class B shares	170	577	1,009	1,711
Class C shares	154	477	824	1,802

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Other Policies and Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and its characteristics and risks, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of the fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten holdings and other information about the fund are posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

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Who Manages and Oversees the Fund

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.26% of its average daily net assets.

The fund’s shareholder report for the semiannual period ended January 31, 2006 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment management agreement (see “Shareholder reports” on the back cover).

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The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

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With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy

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Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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Financial Highlights

DWS Cash Investment Trust Class A, Class B and Class C shares of the fund are expected to commence operations after the completion of the reorganization of DWS Cash Investment Trust into DWS Money Market Prime Series and therefore no financial information is available as of the date of this prospectus. Below are the financial highlights for DWS Money Market Fund shares, whose historical performance was used to impute the performance shown for DWS Cash Investment Trust Class A, Class B and Class C shares on page 8. The financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the last page).

DWS Money Market Fund

Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.019	.007	.011	.02	.05
Distributions from net investment income	(.019)	(.007)	(.011)	(.02)	(.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	1.95	.71	1.11	2.01	5.54	^a,^b

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	3,392	3,432	4,117	4,978	5,787
Ratio of expenses before expense reductions (%)	.48	.43	.43	.44	.42	^c
Ratio of expenses after expense reductions (%)	.48	.43	.43	.44	.41	^c
Ratio of net investment income (%)	1.91	.72	1.12	2.01	5.38

^a	Total return for the year ended July 31, 2001 includes the effect of a voluntary capital contribution from the Advisor. Without this contribution, the total return would have been lower.

^b	Total return would have been lower had certain expenses not been reduced.

^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.41% and 0.41%, respectively.

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How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

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Choosing a Share Class

Offered in this prospectus are three share classes for the fund. The fund offers other classes of shares separately. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

Class A, Class B and Class C shares are primarily designed to serve as a money market fund alternative for investors purchasing Class A, Class B and Class C shares of other DWS funds. Thus, investors may consider purchasing shares of the fund on exchange from a like class of another DWS fund, or as part of an asset allocation strategy across like class shares of several DWS funds. In addition, investors may consider purchasing shares of the fund with the intention of gradually exchanging into like class shares of one or more DWS funds (e.g., using a strategy of “dollar cost” averaging). In considering which class of the fund is most appropriate, investors will want to consider with their financial advisor the overall structure of their investment program within the DWS family and the role that the fund will play as the money market fund alternative within that structure. Since Class A shares of the fund are sold without a sale charge (although there may be a sales charge on exchange to Class A shares of other DWS funds) and have lower expenses than Class B and Class C shares, Class B and Class C shares of the fund would not be appropriate as a stand-alone investment that is not integrated into an investment program across like class shares of other DWS funds.

Because distribution (12b-1) fees for each class are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than other types of sales charges.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

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Classes and features	Points to help you compare
Class A

• No charges when you buy shares	• Total annual expenses are lower than those for Class B or Class C

• In most cases, no sales charge when you sell shares	• The sales charge applicable to other DWS funds will apply for exchanges from Class A shares of the fund into Class A shares of other DWS funds
• Up to 0.25% annual service fee

Class B

• No charges when you buy shares	• The deferred sales charge rate falls to zero after six years

• Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years	• Shares automatically convert to Class A after six years, which means lower annual expenses going forward

• 1.00% annual distribution/service fee

Class C

• No charges when you buy shares	• The deferred sales charge rate is lower than Class B, but your shares never convert to Class A, so annual expenses remain higher
• Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year
• 1.00% annual distribution/service fee

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the fund you buy or the class of shares of the fund that you buy.

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Class A shares

Class A shares have no sales charges when you buy shares. Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

If you later exchange Class A shares of the fund for Class A shares of another DWS fund, you’ll be charged any applicable sales charges of that fund. However, if you bought shares of the fund by exchange from a DWS fund where you already paid a sales charge, you will be credited for the sales charges you paid if you later exchange back into a fund with a Class A sales charge.

If you’re investing $1 million or more in another DWS fund, either as a lump sum or through one of the sales charge reduction features, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within 12 to 18 months of owning them (“Large Order NAV Purchase Privilege”). This CDSC does not apply to shares of the fund acquired directly but only to shares acquired on exchange from another DWS fund purchased under the Large Order NAV Purchase Privilege. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced sales charges for other DWS funds.

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Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00%
Fourth or fifth year	2.00%
Sixth year	1.00%

Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

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Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

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How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$500 or more for IRAs

$50 or more with an Automatic Investment Plan	$50 or more with an Automatic Investment Plan

Through a financial advisor

• Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)

• Fill out and sign an application	• Send a check made out to “DWS Scudder” and a DWS Scudder investment slip to us at the appropriate address below

• Send it to us at the appropriate address, along with an investment check	• If you don’t have an investment slip, simply include a letter with your name, account number, the fullname of the fund and the share class and your investment instructions

By wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone

Not available	• Call (800) 621-1048 for instructions

With an automatic investment plan

• To set up regular investments from a bank checking account, call (800) 621-1048 or return your Automatic Investment Plan form along with your investment check to the appropriate address	• To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet

Not available	• Register at www.dws-scudder.com • Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

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How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 for IRAs)	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 29
$50 or more for exchanges between existing accounts
Through a financial advisor

• Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you

By phone or wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By mail or express mail (see previous page)

Write a letter that includes:	Write a letter that includes:

• the fund, class and account number you’re exchanging out of	• the fund, class and account number from which you want to sell shares

• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell

• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account

• your name(s), signature(s) and address, as they appear on your account	• a daytime telephone number

• a daytime telephone number

With an automatic exchange plan

• To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a fund account, call (800) 621-1048

On the Internet

• Register at www.dws-scudder.com	• Register at www.dws-scudder.com

• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

To reach us:	Web site: www.dws-scudder.com

Telephone representative: 1-800-621-1048, M-F, 9 a.m. - 6 p.m. ET

TDD line: 1-800-972-3006, M-F, 9 a.m. - 6 p.m. ET

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund’s Class A, Class B and Class C shares. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.dws- scudder.com. The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class three times every business day, first at 12:00 p.m. Eastern time, then at 2:00 p.m. Eastern time and again as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

As noted earlier, the fund seeks to maintain a stable $1.00 share price. You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.dws-scudder.com.

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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (AFO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

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Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold.

Wire transactions that arrive by 2:00 p.m. Eastern time and can be identified as an investment in the fund will receive that day’s dividend.

Wire transactions received between 2:00 p.m. and 4:00 p.m. Eastern time will start to accrue dividends the next business day. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the 4:00 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won’t receive that day’s dividend.

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent and it has been determined that it is in “good order,” it will be processed at the next share price calculated.

Automated phone iInformation is available 24 hours a day by calling (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

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QuickBuy and QuickSell lets you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this fund and, accordingly, the Board of this fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

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The fund accepts payment for shares only in US dollars by check, by bank or federal funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

The fund does not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

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There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner)

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege in another DWS fund, redemption of shares whose dealer of record at the time of the investment notifies DWS Scudder Distributors that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

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If you sell shares in a DWS fund and then decide to invest with DWS Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a DWS fund at its current NAV and for purposes of sales charges it will be treated as if it had never left DWS Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares in another DWS fund with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check or QuickBuy and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. For additional circumstances where redemption proceeds could be delayed, please see “Other rights we reserve.”

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate the net asset value per share, or NAV, each share class uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

For each share class in this prospectus, the price at which you buy shares is the NAV. The price at which you sell shares is also the NAV, although for Class B and Class C investors, a contingent deferred sales charge may be taken out of the proceeds (see “Choosing a Share Class”). As noted earlier, the fund seeks to maintain a stable $1.00 share price.

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In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys and rounds the per share NAV to the nearest whole cent.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

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•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to most retirement accounts or if you have an automatic investment plan, to investors with $100,000 or more in DWS fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or, in any case, where a fall in share price created the low balance)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over the 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimum at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

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Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund’s earnings are separate from any gains or losses stemming from your own purchase of shares.) The fund may not always pay a distribution for a given period.

The fund’s income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations.

The fund may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges.

For federal income tax purposes, distributions by the fund of its net investment income are generally taxable as ordinary income. The fund does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For federal income tax purposes, an exchange is treated the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

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The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the tax consequences to you of an investment in the fund. Additional information may be found in the fund’s Statement of Additional Information.

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Notes

Notes

Notes

Notes

For More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns and its financial statements. Shareholders get these reports automatically at least semiannually.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. The fund’s SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund also are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

DWS Scudder	SEC	Distributor

222 South Riverside Plaza	100 F Street, N.E.	DWS Scudder Distributors, Inc.
Chicago, IL 60606-5808	Washington, D.C.	222 South Riverside Plaza
www.dws-scudder.com	20549-0102	Chicago, IL 60606-5808
(800) 621-1048	www.sec.gov	(800) 621-1148
(800) SEC-0330

SEC File Number:

DWS Money Funds	811-2527

[DWS SCUDDER Logo]
Deutsche Bank Group

Appendix B

SUPPLEMENT TO THE CURRENTLY EFFECTIVE

PROSPECTUS DATED AUGUST 1, 2006

DWS MONEY MARKET PRIME SERIES

DWS Cash Investment Trust Class S

The Annual Total Returns bar chart and the Average Annual Total Returns table under the section “The Fund’s Performance History” are revised and replaced in their entirety with the following:

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	5.02
1997	5.14
1998	5.06
1999	4.76
2000	6.04
2001	3.70
2002	1.29
2003	0.61
2004	0.76
2005	2.67

2006 Total Return as of June 30: 2.04%

For the periods included in the bar chart:

Best Quarter: 1.55%, Q3 2000	Worst Quarter: 0.12%, Q4 2003

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
2.67	1.80	3.49

Total return for 2001 includes the effect of a voluntary capital contribution from the advisor. Without this contribution, the total returns would have been lower.

In addition, total returns for 2001 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

[Logo]DWS
SCUDDER
September 15, 2006	Deutsche Bank Group

The following supplements the disclosure under the section “Policies You Should Know About”:

Checkwriting enables you to sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $100. Note as well that we can’t honor any check larger than your balance at the time the check is presented to us, or any check for more than $5,000,000. It’s not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

The fund accepts Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please telephone 1-800-728-3337 or write (DWS Scudder, P.O. Box 219669, Kansas City, MO 64121-9669) the Shareholder Service Agent as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. You must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

Please Retain this Supplement for Future Reference

September 15, 2006

DWS Money Market Prime Series

DWS Cash Investment Trust Class S

Supplement to the currently effective Statement of Additional Information dated August 1, 2006

The following information supplements the “Purchase and Redemption of Shares” section of the fund’s Statement of Additional Information:

Checkwriting. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on the fund’s book for seven business days. Shareholders who use this service may also use other redemption procedures. The fund pays the bank charges for this service. However, the fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The fund, DWS Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the checkwriting procedure.

The fund will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The fund, the fund’s transfer agent, the Shareholder Service Agent or any other person or system handling the transaction is not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the value of the shares of the fund then in the account and available for redemption. The fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a Fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a Fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a Fund may also require that you put your request in writing so that a Fund will receive it within 14 days after you call. If you order a Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a Fund does not do so, a Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

[Logo]DWS’

SCUDDER

Deutsche Bank Group

In case of errors or questions about your ACH debit entry transactions please telephone (1-800-728-3337) or write (DWS Scudder Investments, P.O. Box 219669, Kansas City, MO 64121-9669) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after a Fund sent you the first Fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly.

If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation.

If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a Fund, the Funds’ named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Funds’ agreement with you, a Fund may be liable for your losses or damages. A Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a Fund’s liability shall not exceed the amount of the transfer in question.

A Fund, the Funds’ named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and each Fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Please retain this supplement for future reference.

September 15, 2006

2

AUGUST 1, 2006

PROSPECTUS

DWS MONEY MARKET PRIME SERIES

DWS Cash Investment Trust Class S

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

How the Fund Works

This fund is a money fund, meaning that it seeks to maintain a stable $1.00 share price to preserve the value of your investment.

On the next few pages, you’ll find information about this fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices aren’t guaranteed, so be aware that you could lose money by investing in them.

Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund’s distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find DWS prospectuses on the Internet at www.dws-scudder.com.

DWS Money Market Prime Series

The Fund’s Main Investment Strategy

The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its goal by investing exclusively in high quality, short-term securities, as well as repurchase agreements that are backed by high quality securities.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”). The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

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•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund may invest more than 25% of its total assets in bank obligations. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

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Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

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Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the fund may invest more than 25% of its total assets in bank obligations, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

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The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

DWS Cash Investment Trust Class S shares are expected to commence operations after the completion of the reorganization of DWS Cash Investment Trust into DWS Money Market Prime Series and therefore do not have a full calendar year of performance. In the bar chart and the table, the performance figures are based on the historical performance of DWS Money Market Fund shares, adjusted to reflect the estimated annual operating expenses of DWS Cash Investment Trust Class S shares (“Class S”). Although DWS Money Market Fund shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-728-3337. The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year.

The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	5.05
1997	5.18
1998	5.09
1999	4.79
2000	6.08
2001	3.73
2002	1.32
2003	0.64
2004	0.79
2005	2.70

2006 Total Return as of June 30: 2.06%

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000	Worst Quarter: 0.13%, Q4 2003

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Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
2.70	1.83	3.52

Total return for 2001 includes the effect of a voluntary capital contribution from the advisor. Without this contribution, the total returns would have been lower.

In addition, total returns for 2001 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

How Much Investors Pay

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses and as a shareholder you pay them indirectly. The fee table describes the expenses you may pay if you buy and hold Class S shares of the fund.

Fee Table	Class S
Shareholder Fees, paid directly from your investment	None
Annual Operating Expenses, deducted from fund assets Management Fee	0.26%
Distribution/Service (12b-1) Fee	None
Other Expenses (1)	0.35
Total Annual Operating Expenses (2)	0.61

(1)	Other expenses are estimated since no Class S shares were issued as of the fund’s fiscal year end. Actual expenses may be different.

(2)	For three years from the commencement of operations of the share class, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.72% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees.

Based on the costs above, this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class S shares	$62	$195	$340	$762

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Other Policies and Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of the fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten holdings and other information about the portfolio are posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

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Who Manages and Oversees the Fund

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.26% of its average daily net assets.

The fund’s shareholder report for the semiannual period ended January 31, 2006, contains a discussion regarding the basis for the Board of Trustees’ renewal of the investment management agreement (see “Shareholder reports” on the back cover).

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The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience in managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

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With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy

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Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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Financial Highlights

DWS Cash Investment Trust Class S shares of the fund are expected to commence operations after the completion of the reorganization of DWS Cash Investment Trust into DWS Money Market Prime Series and therefore no financial information is available as of the date of this prospectus. Below are the financial highlights for shares of DWS Money Market Fund shares, whose historical performance was used to impute the performance shown for DWS Cash Investment Trust Class S shares on page NO TAG. The financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the last page).

DWS Money Market Fund

Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.019	.007	.011	.02	.05
Distributions from net investment income	(.019)	(.007)	(.011)	(.02)	(.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	1.95	.71	1.11	2.01	5.54	(a),(b)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	3,392	3,432	4,117	4,978	5,787
Ratio of expenses before expense reductions (%)	.48	.43	.43	.44	.42	(c)
Ratio of expenses after expense reductions (%)	.48	.43	.43	.44	.41	(c)
Ratio of net investment income (%)	1.91	.72	1.12	2.01	5.38

(a)	Total return for the year ended July 31, 2001 includes the effect of a voluntary capital contribution from the Advisor. Without this contribution, the total return would have been lower.

(b)	Total return would have been lower had certain expenses not been reduced.

(c)	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.41% and 0.41%, respectively.

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How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you’re investing directly with DWS Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions, and you should follow those.

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How to Buy, Sell and Exchange Shares

Buying Shares: Use these instructions to invest directly. Make out your check to “DWS Scudder.”

First investment	Additional investments
Regular accounts: $2,500 or more	$50 or more for regular accounts and IRA accounts

IRA accounts and Automatic Investment Plan: $1,000 or more	$50 or more with an Automatic Investment Plan

By mail or express mail (see below)

• Fill out and sign an application	Send a DWS Scudder investment slip or short note that includes:

• Send it to us at the appropriate address, along with an investment check	• fund and class name • account number • check payable to “DWS Scudder”

By wire

• Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

By phone

Not available	• Call 1-800-728-3337 for instructions

With an automatic investment plan

• Fill in the information on your application and include a voided check	• To set up regular investments from a bank checking account, call 1-800-728-3337

Using QuickBuy

Not available	• Call 1-800-728-3337 to speak to a representative

• or, to use QuickBuy on SAIL™, call 1-800-728-3337 and follow the instructions on how to purchase shares

On the Internet

• Go to “funds and prices” at www.dws-scudder.com	• Call 1-800-728-3337 to ensure you have electronic services

• Print out a prospectus and a new account application	• Register at www.dws-scudder.com

• Complete and return the application with your check	• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: DWS Scudder, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: DWS Scudder, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:

DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

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Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.

Exchanging into another fund	Selling shares
$2,500 or more to open a new account ($1,000 or more for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 23

By phone or wire

• Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

Using SAIL™

• Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

By mail or express mail (see previous page)

Your instructions should include:	Your instructions should include:

• the fund, class and account number you’re exchanging out of	• the fund, class and account number from which you want to sell shares

• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell

• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account

• your name(s), signature(s) and address, as they appear on your account	• a daytime telephone number

• a daytime telephone number

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a DWS fund account, call 1-800-728-3337

Using QuickSell

Not available	• Call 1-800-728-3337 for instructions

Using Checkwriting

Not available	• Write a check on your account (see page 23 for checkwriting minimums)

On the Internet

• Register at www.dws-scudder.com	• Register at www.dws-scudder.com

• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

To reach us:	Web site: www.dws-scudder.com

Telephone representative: 1-800-728-3337, M-F, 9 a.m. - 6 p.m. ET

TDD line: 1-800-972-3006, M-F, 9 a.m. - 6 p.m. ET

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through financial advisors or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

Keep in mind that the information in this prospectus applies only to the fund’s Class S shares. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-728-3337.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price three times every business day, first at 12:00 p.m. Eastern time, then at 2:00 p.m. Eastern time and again as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

As noted earlier, the fund seeks to maintain a stable $1.00 share price. You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-728-3337.

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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

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Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Payments transmitted through the Federal Reserve Wire System are in federal funds. Check or wire orders made through other bank wire systems must be converted into federal funds, which generally may result in a one day delay in executing the order.

Wire transactions that arrive by 2:00 p.m. Eastern time and can be identified as an investment in the fund will receive that day’s dividend. All other investments will start to accrue dividends the next business day after your purchase is processed.

Wire transactions received between 2:00 p.m. and 4:00 p.m. Eastern time will start to accrue dividends the next business day. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the 4:00 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won’t receive that day’s dividend.

Automated phone information is available 24 hours a day. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

For Class S Shares

Call SAIL™, the Shareholder Automated Information Line, at 1-800-728-3337

21

QuickBuy and QuickSell enables you to set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-728-3337.

The fund accepts payment for shares only in US dollars by check, bank or federal funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.dws-scudder.com.

22

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

The fund does not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature—a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check or QuickBuy and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. For additional circumstances where redemption proceeds could be delayed, please see “Other rights we reserve.”

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

23

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate net asset value per share, or NAV, the fund uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys and rounds the per share NAV to the nearest whole cent.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase or redeem fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

24

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or $250 for retirement accounts; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares or in any case where a fall in share price created the low balance)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, the fund won’t make a redemption-in-kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimum at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

25

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

The fund’s income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations.

The fund may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The fund does not expect to distribute gains taxable as capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

26

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the tax consequences to you of an investment in the fund. Additional information may be found in the fund’s Statement of Additional Information.

27

Notes

Notes

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically at least semiannually.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-728-3337, or contact DWS Scudder at the address listed below. The fund’s SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

DWS Scudder	SEC	Distributor
222 South Riverside Plaza	100 F Street, N.E.	DWS Scudder Distributors,
Chicago, IL 60606-5808	Washington, D.C.	Inc.
www.dws-scudder.com	20549-0102	222 South Riverside Plaza
1-800-728-3337	www.sec.gov	Chicago, IL 60606-5808
	1-800-SEC-0330	1-800-621-1148

SEC File Number:
DWS Money Funds	811-2527

[DWS SCUDDER Logo]
Deutsche Bank Group

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE LISTED FUNDS:

DWS Pacific Opportunities Fund	DWS Tax-Free Money Fund

Investors Cash Trust: Government & Agency Securities Portfolio	Cash Reserve Fund, Inc.: Treasury Series

DWS Government & Agency Money Fund	Treasury Money Fund — Institutional Class

Cash Reserve Fund, Inc.: Tax-Free Series	DWS U.S. Treasury Money Fund

Tax Free Money Fund Investment	Treasury Money Fund Investment

DWS Tax-Exempt Money Fund	Tax-Exempt New York Money Market Fund

DWS Cash Investment Trust

Deutsche Asset Management (“DeAM”), is proposing the following mergers as part of DeAM’s initiative to restructure and streamline the family of DWS funds. In the chart below the Acquired Funds on the left are proposed to be merged into the Acquiring Funds on the right.

Acquired Funds	Acquiring Funds
DWS Pacific Opportunities Fund	DWS International Fund
Investors Cash Trust: Government & Agency Securities Portfolio	Cash Account Trust: Government & Agency Securities Portfolio
DWS Government & Agency Money Fund	Cash Account Trust: Government & Agency Securities Portfolio
Cash Reserve Fund, Inc.: Tax-Free Series	Cash Account Trust: Tax-Exempt Portfolio
Tax Free Money Fund Investment	Cash Account Trust: Tax-Exempt Portfolio
DWS Tax-Exempt Money Fund	Cash Account Trust: Tax-Exempt Portfolio
DWS Tax-Free Money Fund	Cash Account Trust: Tax-Exempt Portfolio
Cash Reserve Fund, Inc.: Treasury Series	Investors Cash Trust: Treasury Portfolio
Treasury Money Fund — Institutional Class	Investors Cash Trust: Treasury Portfolio
DWS U.S. Treasury Money Fund	Investors Cash Trust: Treasury Portfolio
Treasury Money Fund Investment	Investors Cash Trust: Treasury Portfolio
Tax-Exempt New York Money Market Fund	NY Tax Free Money Fund Investment
DWS Cash Investment Trust	DWS Money Market Fund

Completion of each merger is subject to a number of conditions, including final approval by each Fund’s Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held during the fourth quarter of 2006. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Prospectus/Proxy Statement describing in detail the proposed merger and summarizing the Board’s considerations in recommending that shareholders approve the merger, (ii) a proxy card(s) and instructions on how to submit a vote and (iii) a Prospectus for the applicable Acquiring Fund.

Please Retain This Supplement for Future Reference

[Logo]DWS

SCUDDER

Deutsche Bank Group

July 26, 2006

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE LISTED FUNDS:

DWS Balanced Fund	DWS Gold & Precious Metals Fund	DWS Moderate Allocation Fund
DWS Capital Growth Fund	DWS Growth & Income Fund	DWS Money Market Series Premium
DWS Cash Investment Trust	DWS Growth Allocation Fund	DWS Money Market Series Prime Reserve
DWS Conservative Allocation Fund	DWS Health Care Fund	DWS Pacific Opportunities Equity Fund
DWS Core Plus Income Fund	DWS High Income Plus Fund	DWS S&P 500 Index Fund
DWS Emerging Markets Equity Fund	DWS High Yield Tax-Free Fund	DWS Short Term Bond Fund
DWS Emerging Markets Fixed Income Fund	DWS Intermediate Tax/AMT Free Fund	DWS Small Cap Core Fund
DWS Enhanced S&P 500 Index Fund	DWS International Fund	DWS Small Cap Growth Fund
DWS Europe Equity Fund	DWS Large Company Growth Fund	DWS Tax-Free Money Fund
DWS Global Bond Fund	DWS Latin America Equity Fund	DWS Technology Fund
DWS Global Opportunities Fund	DWS Managed Municipal Bond Fund	DWS US Treasury Money Fund
DWS Global Thematic Fund	DWS Massachusetts Tax-Free Fund
DWS GNMA Fund	DWS Mid Cap Growth Fund

The Boards of the above-listed funds have approved a conversion of the Class AARP shares of each fund into the Class S shares of each fund. This conversion is expected to take effect on or about July 14, 2006. Following completion of this conversion, Class AARP shares will no longer be offered.

Although the expense ratios for Class AARP shares and Class S shares of each fund may currently differ, the advisor has agreed to implement expense caps so as to ensure that shareholders of the combined class will not bear higher expenses as a result of the share class conversion through September 30, 2007.

Please refer to “Eligibility requirements for purchasing Class S shares” below, since the eligibility requirements for purchasing Class S shares are different from those for purchasing Class AARP shares.

Investment minimum requirements (applicable to new investments)

New Class Minimums

Initial Investment	Non IRA: $2,500
IRA: $1,000
$2,500 minimum initial investment reduced to $1,000 with Automatic Investment Plan
Money Market Premium: $25,000
Money Market Prime: $10,000

Exchanges	$2,500 or more to open new account
$1,000 or more to open new IRA
$50 or more for exchanges between existing accounts

Please Retain This Supplement for Future Reference

July 6, 2006

AARP-3601

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

OF EACH OF THE LISTED FUNDS

DWS Cash Investment Trust

DWS Money Market Series

On May 5, 2006, the shareholders of each fund approved replacing each fund’s fundamental restriction regarding concentration, with the following:

The fund may not concentrate its investments in any particular industry (excluding US Government Obligations), as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

This change will be effective May 9, 2006.

DWS Cash Investment Trust

The following sentence supplements the disclosure in the section “Principal Investments” at the beginning of the second to last paragraph:

The fund will invest at least 25% of its total assets in obligations of banks and other financial institutions.

The following disclosure is added under the heading “The Main Risks of Investing in the Fund”:

Concentration Risk. Because the fund will invest more than 25% of its total assets in obligations of banks and other financial institutions, it will be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

May 8, 2006	[Logo] DWS SCUDDER Deutsche Bank Group

DWS Money Market Series

The following sentence replaces the first sentence in the second to last paragraph in the section “Principal Investments”:

The fund will invest at least 25% of its total assets in obligations of banks and other financial institutions.

The following disclosure replaces “Concentration Risk” under the heading “The Main Risks of Investing in the Fund”:

Concentration Risk. Because the fund will invest more than 25% of its total assets in obligations of banks and other financial institutions, it will be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Please Retain This Supplement for Future Reference

May 8, 2006

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF

EACH OF THE LISTED FUNDS:

The following information supplements disclosure in each of the following funds’ currently effective prospectuses:

The following new fund numbers are in effect for your DWS Class S or Class AARP fund accounts:

Fund Name	New Fund Number
DWS Balanced Fund — Class AARP	2133
DWS Balanced Fund — Class S	2033
DWS Blue Chip Fund — Class S	2331
DWS California Tax-Free Income Fund — Class S	2409
DWS Capital Growth Fund — Class AARP	2198
DWS Capital Growth Fund — Class S	2398
DWS Cash Investment Trust — Class AARP	2165
DWS Cash Investment Trust — Class S	2065
DWS Commodity Securities Fund — Class S	2085
DWS Conservative Allocation Fund — Class AARP	2180
DWS Conservative Allocation Fund — Class S	2080
DWS Core Fixed Income Fund — Class S	2394
DWS Core Plus Income Fund — Class AARP	2163
DWS Core Plus Income Fund — Class S	2063
DWS Emerging Markets Equity Fund — Class AARP	2179
DWS Emerging Markets Equity Fund — Class S	2079
DWS Emerging Markets Fixed Income Fund — Class AARP	2176
DWS Emerging Markets Fixed Income Fund — Class S	2076
DWS Enhanced S&P 500 Index Fund — Class AARP	2110
DWS Enhanced S&P 500 Index Fund — Class S	2310
DWS Equity Income Fund — Class S	2490
DWS Europe Equity Fund — Class AARP	2177
DWS Europe Equity Fund — Class S	2077
DWS Global Bond Fund — Class AARP	2161
DWS Global Bond Fund — Class S	2061
DWS Global Opportunities Fund — Class AARP	2210
DWS Global Opportunities Fund — Class S	2010
DWS Global Thematic Fund — Class AARP	2107
DWS Global Thematic Fund — Class S	2007
DWS GNMA Fund — Class AARP	2193
DWS GNMA Fund — Class S	2393
DWS Gold & Precious Metals Fund — Class AARP	2119
DWS Gold & Precious Metals Fund — Class S	2019
DWS Growth & Income Fund — Class AARP	2164
DWS Growth & Income Fund — Class S	2064
DWS Growth Allocation Fund — Class AARP	2182
DWS Growth Allocation Fund — Class S	2082
DWS Growth Plus Allocation Fund — Class S	2084
DWS Health Care Fund — Class AARP	2152
DWS Health Care Fund — Class S	2352
DWS High Income Plus — Class AARP	2200
DWS High Income Plus — Class S	2100
DWS High Yield Tax-Free Fund — Class AARP	2108

[Logo] DWS

SCUDDER

Deutsche Bank Group

Fund Name	New Fund Number
DWS High Yield Tax-Free Fund — Class S	2008
DWS Inflation Protected Plus Fund — Class S	2354
DWS Intermediate Tax/AMT Free Fund — Class AARP	2145
DWS Intermediate Tax/AMT Free Fund — Class S	2045
DWS International Fund — Class AARP	2168
DWS International Fund — Class S	2068
DWS International Select Equity Fund — Class S	2399
DWS Japan Equity Fund — Class S	2369
DWS Large Cap Value Fund — Class AARP	2212
DWS Large Cap Value Fund — Class S	2312
DWS Large Company Growth Fund — Class AARP	2160
DWS Large Company Growth Fund — Class S	2060
DWS Latin America Equity Fund — Class AARP	2174
DWS Latin America Equity Fund — Class S	2074
DWS Managed Municipal Bond Fund — Class AARP	2166
DWS Managed Municipal Bond Fund — Class S	2066
DWS Massachusetts Tax-Free Fund — Class AARP	2112
DWS Massachusetts Tax-Free Fund — Class S	2012
DWS Micro Cap Fund — Class S	2390
DWS Mid Cap Growth Fund — Class AARP	2183
DWS Mid Cap Growth Fund — Class S	2383
DWS Moderate Allocation Fund — Class AARP	2181
DWS Moderate Allocation Fund — Class S	2081
DWS Money Market Series: Institutional shares	2403
DWS Money Market Series: Managed shares	2023
DWS Money Market Series Premium — Class AARP	2102
DWS Money Market Series Premium — Class S	2402
DWS Money Market Series Prime Reserve — Class AARP	2109
DWS Money Market Series Prime Reserve — Class S	2309
DWS New York Tax-Free Income Fund — Class S	2326
DWS Pacific Opportunities Equity Fund — Class AARP	2173
DWS Pacific Opportunities Equity Fund — Class S	2073
DWS RREEF Real Estate Securities Fund — Class S	2325
DWS S&P 500 Index Fund — Class AARP	2201
DWS S&P 500 Index Fund — Class S	2301
DWS Short Duration Fund — Class S	2334
DWS Short Term Bond Fund — Class AARP	2122
DWS Short Term Bond Fund — Class S	2022
DWS Short Term Municipal Bond Fund — Class S	2336
DWS Small Cap Core Fund — Class AARP	2139
DWS Small Cap Core Fund — Class S	2339
DWS Small Cap Growth Fund — Class AARP	2214
DWS Small Cap Growth Fund — Class S	2314
DWS Small Cap Value Fund — Class S	2078
DWS Strategic Income Fund — Class S	2391
DWS Tax-Free Money Fund — Class AARP	2171
DWS Tax-Free Money Fund — Class S	2071
DWS Technology Fund — Class AARP	2213
DWS Technology Fund — Class S	2313
DWS US Treasury Money Fund — Class AARP	2159
DWS US Treasury Money Fund — Class S	2059
DWS Dreman High Return Equity Fund — Class S	2387
DWS Dreman Mid Cap Value Fund — Class S	2117
DWS Dreman Small Cap Value Fund — Class S	2389

Please Retain This Supplement for Future Reference

05/24/06

Supplement to the currently effective prospectus

DWS Cash Investment Trust —

Class S Shares

DWS Intermediate Tax/AMT

Free Fund — Class S Shares

DWS Massachusetts Tax–Free

Fund — Class S Shares

DWS Short Term Bond Fund —

Class S Shares

DWS Tax–Free Money Fund —

Class S Shares

DWS US Treasury Money

Fund — Class S Shares

DWS Money Market Series: Premium Class S Shares Prime Reserve Class S Shares Managed Shares

The following information supplements the “Policies You Should Know About” section of each fund’s prospectus:

Effective on or about May 8, 2006, the fund will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre–authorized transfers please telephone 1–800–728–3337 or write (DWS Scudder, PO Box 219669 Kansas City, MO 64121–9669) the Shareholder Service Agent as soon as possible. You must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

Please Retain This Supplement for Future Reference

April 28, 2006

PSMEGA–3600

This e-mail may contain confidential and/or privileged information. If you are not the intended recipient (or have received this e-mail in error) please notify the sender immediately and destroy this e-mail. Any unauthorized copying, disclosure or distribution of the material in this e-mail is strictly forbidden.

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectuses of each of the funds listed below:

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Commodity Securities Fund

Scudder-Dreman Concentrated Value Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Mid Cap Value Fund

Scudder-Dreman Small Cap Value Fund

Scudder EAFE(R) Equity Index Fund

Scudder Emerging Markets Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund, Inc.

Scudder Flag Investors Equity Partners Fund, Inc.

Scudder Flag Investors Value Builder Fund, Inc.

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Government & Agency Money Fund

Scudder Greater Europe Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Yield Tax Free Fund

Scudder Income Fund

Scudder Inflation Protected Plus Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Limited Duration Plus Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Growth Fund

Scudder Money Market Fund

Scudder Money Market Series

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Plus Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Target 2014 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax Free Money Fund

Scudder Tax-Exempt Money Fund

Scudder Technology Fund

Scudder Total Return Fund

Scudder U.S. Bond Index Fund

Scudder U.S. Government Securities Fund

Scudder U.S. Treasury Money Fund

Market Timing Related Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The Funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the Funds’ investment advisors and their affiliates, and certain individuals, including in some cases Fund Trustees/Directors, officers, and other parties. Each Scudder Fund’s investment advisor has agreed to indemnify the applicable Scudder Funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the Funds or their advisors.

With respect to the lawsuits, based on currently available information, the Funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder Funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the Funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the Scudder Funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission (the “SEC”), the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected Scudder Funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the Scudder Funds will be named as respondents or defendants in any proceedings. The Funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the Scudder Funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain Scudder Funds and (ii) by failing more generally to take adequate measures to prevent market timing in the Scudder Funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche Fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent trustees of the Scudder Funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain Scudder Funds to broker-dealers that sold shares in the Scudder Funds and provided enhanced marketing and distribution for shares in the Scudder Funds. In addition, on January 13, 2006, Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Please Retain This Supplement for Future Reference

January 27, 2006

SMF-3676

MAY 1, 2006

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS

DWS High Income Fund

DWS High Income Plus Fund

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

DWS California Tax Free Income Fund	DWS Inflation Protected Plus Fund	DWS Short Duration Fund
DWS Core Fixed Income Fund	DWS Intermediate Tax/AMT Free Fund	DWS Short Duration Plus Fund
DWS Emerging Markets Fixed Income Fund	DWS Managed Municipal Bond Fund	DWS Short-Term Municipal Bond Fund
DWS Global Bond Fund	DWS Massachusetts Tax-Free Fund	DWS Strategic Income Fund
DWS GNMA Fund	DWS New York Tax-Free Income Fund	DWS U.S. Government Securities Fund
DWS High Yield Tax Free Fund

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

DWS Balanced Fund	DWS Gold & Precious Metals Fund	DWS Money Market Series
DWS Blue Chip Fund	DWS Government & Agency Money Fund	DWS Money Market Fund
DWS Capital Growth Fund	DWS Growth & Income Fund	DWS Pacific Opportunities Equity Fund
DWS Cash Investment Trust	DWS Growth Allocation Fund	DWS Small Cap Core Fund
DWS Commodity Securities Fund	DWS Growth Plus Allocation Fund	DWS Small Cap Growth Fund
DWS Conservative Allocation Fund	DWS Health Care Fund	DWS Small Cap Value Fund
DWS Dreman Concentrated Value Fund	DWS International Equity Fund	DWS Target 2006 Fund
DWS Dreman Financial Services Fund	DWS International Fund	DWS Target 2008 Fund
DWS Dreman High Return Equity Fund	DWS International Select Equity Fund	DWS Target 2010 Fund
DWS Dreman Mid Cap Value Fund	DWS Japan Equity Fund	DWS Target 2011 Fund
DWS Dreman Small Cap Value Fund	DWS Large Cap Value Fund	DWS Target 2012 Fund
DWS Emerging Markets Equity Fund	DWS Large Company Growth Fund	DWS Target 2013 Fund
DWS Enhanced S&P 500 Index Fund	DWS Latin America Equity Fund	DWS Target 2014 Fund
DWS Equity Income Fund	DWS Lifecycle Long Range Fund	DWS Tax-Exempt Money Fund
DWS Equity Partners Fund	DWS Micro Cap Fund	DWS Tax Free Money Fund
DWS Europe Equity Fund	DWS Mid Cap Growth Fund	DWS U.S. Treasury Money Fund
DWS Global Opportunities Fund	DWS Moderate Allocation Fund	DWS Technology Fund
DWS Global Thematic Fund		DWS Value Builder Fund

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund’s top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

Please Retain This Supplement for Future Reference

May 1, 2006

SCUDDER

INVESTMENTS

Supplement to the currently effective Class AARP prospectuses of each of the listed funds below:

On December 31, 2005, the contractual relationship between Scudder Investments and AARP will come to an end. As a result, the funds will no longer be part of the AARP Investment Program and the AARP name and logo will be phased out in early 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

In addition, effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe as part of our continuing commitment to superior performance, innovative products and quality services. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter “D” and still listed under the AARP share class in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com. The Web site address aarp.scudder.com will also be available through April 30, 2006.

The new fund names will be as follows:

Current Name	New Name, Effective February 6, 2006
Scudder Capital Growth Fund	DWS Capital Growth Fund
Scudder Cash Investment Trust	DWS Cash Investment Trust
Scudder Emerging Markets Fund	DWS Emerging Markets Equity Fund
Scudder Emerging Markets Income Fund	DWS Emerging Markets Fixed Income Fund
Scudder Global Bond Fund	DWS Global Bond Fund
Scudder Global Discovery Fund	DWS Global Opportunities Fund
Scudder Global Fund	DWS Global Thematic Fund
Scudder GNMA Fund	DWS GNMA Fund
Scudder Gold and Precious Metals Fund	DWS Gold & Precious Metals Fund
Scudder Greater Europe Fund	DWS Europe Equity Fund
Scudder Growth and Income Fund	DWS Growth & Income Fund
Scudder Health Care Fund	DWS Health Care Fund
Scudder High Income Plus Fund	DWS High Income Plus Fund
Scudder High Yield Tax Free Fund	DWS High Yield Tax Free Fund
Scudder Income Fund	DWS Core Plus Income Fund
Scudder Intermediate Tax/AMT Free Fund	DWS Intermediate Tax/AMT Free Fund
Scudder International Fund	DWS International Fund
Scudder Large Cap Value Fund	DWS Large Cap Value Fund
Scudder Large Company Growth Fund	DWS Large Company Growth Fund
Scudder Latin America Fund	DWS Latin America Equity Fund
Scudder Managed Municipal Bond Fund	DWS Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund	DWS Massachusetts Tax-Free Fund
Scudder Mid Cap Growth Fund	DWS Mid Cap Growth Fund
Scudder Money Market Series	DWS Money Market Series
Scudder Pacific Opportunities Fund	DWS Pacific Opportunities Equity Fund
Scudder Pathway Series: Conservative Portfolio	DWS Conservative Allocation Fund
Scudder Pathway Series: Growth Portfolio	DWS Growth Allocation Fund
Scudder Pathway Series: Moderate Portfolio	DWS Moderate Allocation Fund

Current Name	New Name, Effective February 6, 2006
Scudder S&P 500 Index Fund	DWS S&P 500 Index Fund
Scudder Select 500 Fund	DWS Enhanced S&P 500 Index Fund
Scudder Short Term Bond Fund	DWS Short Term Bond Fund
Scudder Small Cap Growth Fund	DWS Small Cap Growth Fund
Scudder Small Company Stock Fund	DWS Small Cap Core Fund
Scudder Tax Free Money Fund	DWS Tax Free Money Fund
Scudder Technology Fund	DWS Technology Fund
Scudder Total Return Fund	DWS Balanced Fund
Scudder U.S. Treasury Money Fund	DWS U.S. Treasury Money Fund

Also effective February 6, 2006, the Scudder service providers to the funds will change their names. The new service provider names will be as follows:

Current Name	New Name, Effective February 6, 2006
Scudder Distributors, Inc.	DWS Scudder Distributors, Inc.
Scudder Fund Accounting Corporation	DWS Scudder Fund Accounting Corporation
Scudder Investments Service Company	DWS Scudder Investments Service Company
Scudder Service Corporation	DWS Scudder Service Corporation
Scudder Trust Company	DWS Trust Company

Scudder Total Return Fund only:

Effective February 6, 2006 and under the fund’s new name, DWS Balanced Fund, the following supplements the disclosure in the third paragraph of “The Fund’s Main Investment Strategy” section of the prospectuses:

The fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the fund will at all times invest at least 25% of net assets in fixed-income senior securities.

Please Retain This Supplement for Future Reference

December 31, 2005

AARP-3600

45956

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectuses of each of the funds listed below:

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe as part of our continuing commitment to superior performance, innovative products and quality services. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter “D” in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com.

The new fund names will be as follows:

Current Name	New Name, Effective February 6, 2006
Scudder Blue Chip Fund	DWS Blue Chip Fund
Scudder California Tax-Free Income Fund	DWS California Tax-Free Income Fund
Scudder Capital Growth Fund	DWS Capital Growth Fund
Scudder Cash Investment Trust	DWS Cash Investment Trust
Scudder Commodity Securities Fund	DWS Commodity Securities Fund
Scudder Dreman Concentrated Value Fund	DWS Dreman Concentrated Value Fund
Scudder Dreman Financial Services Fund	DWS Dreman Financial Services Fund
Scudder Dreman High Return Equity Fund	DWS Dreman High Return Equity Fund
Scudder Dreman Mid Cap Value Fund	DWS Dreman Mid Cap Value Fund

Scudder Dreman Small Cap Value Fund	DWS Dreman Small Cap Value Fund
Scudder EAFE Equity Index Fund	DWS EAFE Equity Index Fund
Scudder Equity 500 Index Fund	DWS Equity 500 Index Fund
Scudder Emerging Markets Fund	DWS Emerging Markets Equity Fund
Scudder Emerging Markets Income Fund	DWS Emerging Markets Fixed Income Fund
Scudder Fixed Income Fund	DWS Core Fixed Income Fund
Scudder Flag Investors Communications Fund, Inc.	DWS Communications Fund
Scudder Flag Investors Equity Partners Fund, Inc.	DWS Equity Partners Fund
Scudder Flag Investors Value Builder Fund, Inc.	DWS Value Builder Fund
Scudder Global Bond Fund	DWS Global Bond Fund
Scudder Global Discovery Fund	DWS Global Opportunities Fund
Scudder Global Fund	DWS Global Thematic Fund
Scudder GNMA Fund	DWS GNMA Fund
Scudder Gold and Precious Metals Fund	DWS Gold & Precious Metals Fund
Scudder Greater Europe Fund	DWS Europe Equity Fund
Scudder Growth and Income Fund	DWS Growth & Income Fund

Scudder Government & Agency Money Fund	DWS Government & Agency Money Fund
Scudder Health Care Fund	DWS Health Care Fund
Scudder High Income Fund	DWS High Income Fund
Scudder High Income Plus Fund	DWS High Income Plus Fund
Scudder High Yield Tax Free Fund	DWS High Yield Tax Free Fund
Scudder Inflation Protected Plus Fund	DWS Inflation Protected Plus Fund
Scudder Income Fund	DWS Core Plus Income Fund
Scudder Intermediate Tax/AMT Free Fund	DWS Intermediate Tax/AMT Free Fund
Scudder International Fund	DWS International Fund
Scudder International Equity Fund	DWS International Equity Fund
Scudder International Select Equity Fund	DWS International Select Equity Fund
Scudder Japanese Equity Fund	DWS Japan Equity Fund
Scudder Large Cap Value Fund	DWS Large Cap Value Fund
Scudder Large Company Growth Fund	DWS Large Company Growth Fund
Scudder Latin America Fund	DWS Latin America Equity Fund
Scudder Lifecycle Long Range Fund	DWS Lifecycle Long Range Fund
Scudder Limited Duration Plus Fund	DWS Short Duration Plus Fund
Scudder Managed Municipal Bond Fund	DWS Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund	DWS Massachusetts Tax-Free Fund
Scudder Micro Cap Fund	DWS Micro Cap Fund

Current Name	New Name, Effective February 6, 2006
Scudder Mid Cap Growth Fund	DWS Mid Cap Growth Fund
Scudder Money Market Fund	DWS Money Market Fund
Scudder Money Market Series	DWS Money Market Series
Scudder New York Tax-Free Income Fund	DWS New York Tax-Free Income Fund
Scudder Pacific Opportunities Fund	DWS Pacific Opportunities Equity Fund
Scudder Pathway Series: Conservative Portfolio	DWS Conservative Allocation Fund
Scudder Pathway Series: Growth Plus Portfolio	DWS Growth Plus Allocation Fund
Scudder Pathway Series: Growth Portfolio	DWS Growth Allocation Fund
Scudder Pathway Series: Moderate Portfolio	DWS Moderate Allocation Fund
Scudder Retirement Fund — Series VI	DWS Target 2006 Fund

Scudder Retirement Fund — Series VII	DWS Target 2008 Fund
Scudder RREEF Real Estate Securities Fund	DWS RREEF Real Estate Securities Fund
Scudder S&P 500 Index Fund	DWS S&P 500 Index Fund
Scudder Select 500 Fund	DWS Enhanced S&P 500 Index Fund
Scudder Short Duration Fund	DWS Short Duration Fund
Scudder Short Term Bond Fund	DWS Short Term Bond Fund
Scudder Short-Term Municipal Bond Fund	DWS Short-Term Municipal Bond Fund
Scudder Small Cap Growth Fund	DWS Small Cap Growth Fund
Scudder Small Company Stock Fund	DWS Small Cap Core Fund
Scudder Small Company Value Fund	DWS Small Cap Value Fund
Scudder Strategic Income Fund	DWS Strategic Income Fund
Scudder Target 2010 Fund	DWS Target 2010 Fund
Scudder Target 2011 Fund	DWS Target 2011 Fund
Scudder Target 2012 Fund	DWS Target 2012 Fund
Scudder Target 2013 Fund	DWS Target 2013 Fund

Scudder Target 2014 Fund	DWS Target 2014 Fund
Scudder Tax Advantaged Dividend Fund	DWS Equity Income Fund
Scudder Tax-Exempt Money Fund	DWS Tax-Exempt Money Fund
Scudder Tax Free Money Fund	DWS Tax Free Money Fund
Scudder Technology Fund	DWS Technology Fund
Scudder Total Return Fund	DWS Balanced Fund
Scudder U.S. Bond Index Fund	DWS U.S. Bond Index Fund
Scudder U.S. Government Securities Fund	DWS U.S. Government Securities Fund
Scudder U.S. Treasury Money Fund	DWS U.S. Treasury Money Fund

Also effective February 6, 2006, the Scudder service providers to the funds will change their names. The new service provider names will be as follows:

Current Name	New Name, Effective February 6, 2006
Scudder Distributors, Inc.	DWS Scudder Distributors, Inc.
Scudder Fund Accounting Corporation	DWS Scudder Fund Accounting Corporation
Scudder Investments Service Company	DWS Scudder Investments Service Company
Scudder Service Corporation	DWS Scudder Service Corporation
Scudder Trust Company	DWS Trust Company

Scudder Total Return Fund only:

Effective February 6, 2006 and under the fund’s new name, DWS Balanced Fund, the following supplements the disclosure in the third paragraph of “The Fund’s Main Investment Strategy” section of the prospectuses:

The fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the fund will at all times invest at least 25% of net assets in fixed-income senior securities.

Please Retain This Supplement for Future Reference

December 31, 2005

SCUDDER

INVESTMENTS

Money Market Funds

Prospectus

October 1, 2005

Scudder Cash Investment Trust
Class AARP and Class S Shares

Scudder Money Market Series
Premium Class AARP Shares
Premium Class S Shares
Prime Reserve Class AARP Shares
Prime Reserve Class S Shares

Scudder Tax-Free Money Fund
Class AARP and Class S Shares

Scudder U.S. Treasury Money Fund
Class AARP and Class S Shares

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Funds Work

These funds are money funds, meaning that they seek to maintain a stable $1.00 share price to preserve the value of your investment.

Taken as a group, they represent a spectrum of approaches to money fund investing. One fund invests for income that is free from regular federal income taxes. Each fund follows its own goal.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices aren’t guaranteed, so be aware that you could lose money by investing in them.

This prospectus offers classes of shares for each fund. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

	Class AARP	Class S
ticker symbol	AITXX	SCTXX
fund number	165	065

Scudder Cash Investment Trust

The Fund’s Main Investment Strategy

The fund seeks to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. The fund pursues its goal by investing exclusively in high quality short-term securities, as well as repurchase agreements.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

4

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund primarily invests in the following types of investments:

The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

5

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

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Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

7

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund’s Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The inception date for Class AARP shares is September 11, 2000. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).

As of December 31, 2004, the fund’s 7-day yield was 1.42% for both classes. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-SCUDDER.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Cash Investment Trust

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	5.25
1996	4.70
1997	4.85
1998	4.83
1999	4.55
2000	5.78
2001	3.53
2002	1.08
2003	0.42
2004	0.73
2005 Total Return as of June 30: 1.03%

For the periods included in the bar chart:

Best Quarter: 1.53%, Q4 2000	Worst Quarter: 0.07%, Q3 2003

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Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Class AARP	0.73	2.29	3.55
Class S	0.73	2.29	3.55

Total returns from 1998 through 2001 and 2004 through 2005 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

9

How Much Investors Pay

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment	None	None
Annual Operating Expenses, deducted from fund assets
Management Fee*	0.38%	0.38%
Distribution/Service (12b-1) Fee	None	None
Other Expenses*	0.49	0.36
Total Annual Operating Expenses	0.87	0.74
Less Expense Waiver**	0.15	0.02
Net Annual Fund Operating Expenses (after waiver)	0.72	0.72

*	Restated and estimated to reflect the consummation of a merger on September 16, 2005.
**	Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.72% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees.

Based on the costs above (including one year of capped expenses in the “1 Year” period and three years of capped expenses in each of the “3 Years,” “5 Years” and “10 Years” periods), this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP shares	$74	$230	$436	$1,029
Class S shares	74	230	405	912

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ticker symbols	Premium Class AARP	SMMXX	fund numbers	102
	Premium Class S	SPMXX		402
	Prime Reserve Class AARP	APSXX		109
	Prime Reserve Class S	SCRXX		309

Scudder Money Market Series

The Fund’s Main Investment Strategy

The fund seeks as high a level of current income as is consistent with liquidity, preservation of capital and the fund’s investment policies. The fund pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

11

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund primarily invests in the following types of investments:

The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund will normally invest at least 25% of its total assets in bank obligations. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

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Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

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Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the fund may invest more than 25% of its total assets in bank obligations, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

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The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund’s Premium Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The inception date for Premium Class AARP is October 2, 2000, for Premium Class S is August 4, 1997, for Prime Reserve Class AARP is August 11, 2000 and for Prime Reserve Class S is October 15, 1998. Performance figures before these dates for each share class reflect the historical performance of the fund’s original share class, Scudder Money Market Series — Managed Shares and, in the case of the Prime Reserve Class AARP and Prime Reserve Class S shares, are adjusted to reflect the higher gross total annual operating expenses of each class. Managed shares are offered in a different prospectus.

As of December 31, 2004, the fund’s 7-day yield was 2.11% for Premium Class S and 2.10% for Premium Class AARP and 1.99% for Prime Reserve Class AARP and 1.89% for Prime Reserve Class S. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-SCUDDER.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Money Market Series

Annual Total Returns (%) as of 12/31 each year	Premium Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	5.57
1996	4.97
1997	5.25
1998	5.46
1999	5.20
2000	6.40
2001	3.93
2002	1.54
2003	0.89
2004	1.19

2005 Total Return as of June 30: 1.34%

For the periods included in the bar chart:

Best Quarter: 1.63%, Q3 2000	Worst Quarter: 0.19%, Q3 2003

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Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Premium Class AARP	1.21	2.76	4.00
Premium Class S	1.19	2.77	4.02
Prime Reserve Class AARP	1.09	2.61	3.84
Prime Reserve Class S	1.02	2.56	3.82

Total returns since inception would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

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How Much Investors Pay

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses and as a shareholder of any class listed below, you pay them indirectly.

Fee Table	Premium Class AARP	Premium Class S	Prime Reserve Class AARP	Prime Reserve Class S
Shareholder Fees, paid directly from your investment	None	None	None	None
Annual Operating Expenses, deducted from fund assets
Management Fee(1)	0.25%	0.25%	0.25%	0.25%
Distribution/Service (12b-1) Fee	None	None	None	None
Other Expenses	0.07	0.05	0.15	0.21
Total Annual Operating Expenses(1), (2)	0.32	0.30	0.40	0.46

(1)	From time to time, the Advisor may voluntarily waive or reimburse certain expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.
(2)	Through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.50% for each class of shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees.

Based on the costs above, this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Premium Class AARP shares	$33	$103	$180	$406
Premium Class S shares	31	97	169	381
Prime Reserve Class AARP shares	41	128	224	505
Prime Reserve Class S shares	47	148	258	579

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	Class AARP	Class S
ticker symbol	AFRXX	STFXX
fund number	171	071

Scudder Tax-Free Money Fund

The Fund’s Main Investment Strategy

The fund seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. The fund invests under normal market conditions at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high quality, short-term municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT).

This fund is designed for investors in a moderate to high tax bracket who are interested in federally tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their effective maturities to 397 days or less at the time of purchase;

•	The fund buys short-term municipal obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

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•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top two highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund primarily invests in the following types of investments:

•	General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

•	Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer’s taxing power.

•	Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

•	Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

•	Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer’s payments for a stated amount), general bank guarantees or municipal bond insurance.

•	Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity.

•	Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

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•	Municipal trust receipts (“MTRs”). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 35% of its net assets in MTRs.

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

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The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund primarily buys securities with remaining maturities of 13 months or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

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Municipal Trust Receipts Risk. The fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

Special Tax Features. Political or legal actions could change the tax-exempt status of the fund’s dividend. Also, to the extent that the fund invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the fund may adopt a temporary defensive position in which it places more than 20% of the fund’s assets in high quality money market investments that are subject to Federal income tax. To the extent that the fund might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

22

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund’s Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The inception date for Class AARP shares is September 11, 2000. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).

As of December 31, 2004, the fund’s taxable equivalent yield was 1.90% for Class S and 1.75% for Class AARP. To learn the current yield, investors may call the fund’s Service Center at 1-800-SCUDDER.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund’s tax-free yield. Yield is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Tax-Free Money Fund

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	3.27
1996	2.91
1997	3.10
1998	2.92
1999	2.71
2000	3.61
2001	2.26
2002	0.85
2003	0.47
2004	0.58

2005 Total Return as of June 30: 0.78%

For the periods included in the bar chart:

Best Quarter: 0.96%, Q4 2000	Worst Quarter: 0.07%, Q3 2003

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Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Class AARP	0.56	1.54	2.26
Class S	0.58	1.55	2.26

Total returns from 1996 through 2001 and, for Class AARP, 2004 through 2005 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

24

How Much Investors Pay

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment	None	None
Annual Operating Expenses, deducted from fund assets
Management Fee	0.50%	0.50%
Distribution/Service (12b-1) Fee	None	None
Other Expenses	0.31	0.17
Total Annual Operating Expenses	0.81	0.67
Less Expense Waiver*	0.11	—
Net Annual Fund Operating Expenses (after waiver)	0.70	0.67

*	Through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.70% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees.

Based on the costs above (including for Class AARP shares, one year of capped expenses in each period), this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP shares	$72	$248	$439	$991
Class S shares	68	214	373	835

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	Class AARP	Class S
ticker symbol	SUSXX	SCGXX
fund number	159	059

Scudder U.S. Treasury Money Fund

The Fund’s Main Investment Strategy

The fund seeks current income consistent with safety, liquidity and stability of capital by investing, under normal circumstances, at least 80% of total assets in short-term debt obligations of the US Treasury or repurchase agreements collateralized by US Treasury debt obligations.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The fund seeks to achieve its goal of current income by investing only in US Treasury securities paying a fixed, variable or floating interest rate and repurchase agreements backed by obligations of the US Treasury and maintains a dollar-weighted average maturity of 90 days or less. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Although the US Government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Principal investments

The fund primarily invests in the following types of investments:

•	US Treasury obligations, either directly or through repurchase agreements. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

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The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Income paid on US Treasury securities is usually free from state and local income taxes and, for most fund shareholders, the bulk of fund distributions will be free from these taxes as well (although not from federal income tax).

Working in consultation with the portfolio managers, the credit team screens potential issuers and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the fund’s high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US Treasury securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

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Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This, in turn, could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

28

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund’s Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The inception date for Class AARP shares is September 11, 2000. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).

As of December 31, 2004, the fund’s 7-day yield was 1.20% for Class S and 1.21% for Class AARP. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-SCUDDER.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder U.S. Treasury Money Fund

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	5.22
1996	4.62
1997	4.67
1998	4.78
1999	4.41
2000	5.62
2001	3.21
2002	0.95
2003	0.41
2004	0.75

2005 Total Return as of June 30: 0.99%

For the periods included in the bar chart:

Best Quarter: 1.47%, Q3 2000	Worst Quarter: 0.05%, Q4 2003

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Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Class AARP	0.73	2.16	3.44
Class S	0.75	2.17	3.45

Total returns from 1992 through 2001 and 2004 through 2005 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

30

How Much Investors Pay

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment	None	None
Annual Operating Expenses, deducted from fund assets
Management Fee	0.40%	0.40%
Distribution/Service (12b-1) Fee	None	None
Other Expenses	0.37	0.34
Total Annual Operating Expenses	0.77	0.74
Less Expense Waiver*	0.12	0.09
Net Annual Fund Operating Expenses (after waiver)	0.65	0.65

*	Through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.65% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP shares	$66	$234	$416	$943
Class S shares	66	228	403	910

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Other Policies and Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are other issues to know about:

•	Although major changes tend to be infrequent, each fund’s Board could change that fund’s investment goal without seeking shareholder approval. However, Scudder Tax-Free Money Fund has a fundamental policy, which cannot be changed without shareholder approval of investing at least 80% of net assets, plus the amount of any borrowing for investment purposes, in municipal securities exempt from federal income tax and the alternative minimum tax. None of the funds currently intends to borrow for investment purposes. In addition, Scudder U.S. Treasury Money Fund has agreed to provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s policy of investing at least 80% of its total assets in short-term debt obligations of the US Treasury or in repurchase agreements collateralized by US Treasury debt obligations.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Each fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until each fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be not more than three months). Each fund’s Statement of Additional Information includes a description of that fund’s policies and procedures with respect to the disclosure of that fund’s portfolio holdings.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

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Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder Cash Investment Trust	0.45%
Scudder Money Market Series	0.11%*
Scudder Tax-Free Money Fund	0.50%
Scudder U.S. Treasury Money Fund	0.40%

*	Reflecting the effect of expense limitations and/or fee waivers then in effect.

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Effective September 16, 2005, Scudder Cash Investment Trust pays a monthly investment management fee, based on the average daily net assets of the fund, computed and accrued daily and payable monthly, at (1)/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
0 - $250 million	0.400%
Next $750,000,000	0.380%
Next $1,500,000,000	0.350%
Next $2,500,000,000	0.320%
Next $2,500,000,000	0.300%
Next $2,500,000,000	0.280%
Next $2,500,000,000	0.260%
Over $12.5 billion	0.250%

The Scudder Cash Investment Trust shareholder report for the year ended May 31, 2005 contains a discussion regarding the basis for the Board of Trustees’ approval of a new investment management agreement (see “Shareholder reports” on the back cover).

AARP shares

AARP, through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience in managing money market funds.

34

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

35

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder Cash Investment Trust — Class AARP

Years Ended May 31,	2005		2004		2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.014		.003		.008	.020	.040
Less distributions from:
Net investment income	(.014)		(.003)		(.008)	(.020)	(.040)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)	1.42	^b	.33	^b	.84	1.96	4.10	^c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	170		198		251	295	361
Ratio of expenses before expense reductions (%)	.92		.86		.84	.83	.79	^d*
Ratio of expenses after expense reductions (%)	.72		.77		.84	.83	.79	^d*
Ratio of net investment income (%)	1.30		.39		.85	2.01	5.30	*

^a	For the period from September 11, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.
^b	Total returns would have been lower had certain expenses not been reduced.
^c	Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.
^d	The ratio of operating expenses includes a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratio without this reduction was .82%.
*	Annualized
**	Not annualized

36

Scudder Cash Investment Trust — Class S

Years Ended May 31,	2005		2004		2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.014		.003		.008	.020	.055
Less distributions from:
Net investment income	(.014)		(.003)		(.008)	(.020)	(.055)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)	1.42	^a	.33	^a	.84	1.98	5.59	^a,^b

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	527		612		716	798	977
Ratio of expenses before expense reductions (%)	.81		.85		.84	.83	.84	^c
Ratio of expenses after expense reductions (%)	.72		.77		.84	.83	.80	^c
Ratio of net investment income (%)	1.30		.39		.85	2.01	5.44

^a	Total returns would have been lower had certain expenses not been reduced.
^b	Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.
^c	The ratios of operating expenses include a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratios without this net reduction before and after expense reductions were .87% and .82%, respectively.

37

Scudder Money Market Series — Premium Class AARP

Years Ended May 31,	2005	2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.019	.008	.013	.024	.037
Distributions from net investment income	(.019)	(.008)	(.013)	(.024)	(.037)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)^b	1.93	.81	1.29	2.44	3.75	^c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	167	164	186	188	185
Ratio of expenses before expense reductions (%)	.32	.49	.50	.50	.51	*
Ratio of expenses after expense reductions (%)	.18	.33	.35	.35	.35	*
Ratio of net investment income (%)	1.94	.81	1.24	2.49	5.62	*

^a	For the period from October 2, 2000 (commencement of operations of Premium Class AARP shares) to May 31, 2001.
^b	Total returns would have been lower had certain expenses not been reduced.
^c	Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.
*	Annualized
**	Not annualized

38

Scudder Money Market Series — Premium Class S

Years Ended May 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.019	.008	.013	.024	.059
Distributions from net investment income	(.019)	(.008)	(.013)	(.024)	(.059)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)^a	1.94	.81	1.29	2.44	6.06	^b

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	499	512	653	826	1,004
Ratio of expenses before expense reductions (%)	.30	.49	.50	.50	.48
Ratio of expenses after expense reductions (%)	.16	.33	.35	.35	.32
Ratio of net investment income (%)	1.96	.81	1.24	2.49	5.88

^a	Total returns would have been lower had certain expenses not been reduced.
^b	Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

39

Scudder Money Market Series — Prime Reserve Class AARP

Years Ended May 31,	2005	2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.018	.007	.011	.023	.044
Distributions from net investment income	(.018)	(.007)	(.011)	(.023)	(.044)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)^b	1.84	.67	1.14	2.28	4.53	^c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74	86	119	146	217
Ratio of expenses before expense reductions (%)	.40	.63	.65	.65	.66	*
Ratio of expenses after expense reductions (%)	.26	.47	.50	.50	.50	*
Ratio of net investment income (%)	1.86	.67	1.09	2.34	5.60	*

^a	For the period from August 11, 2000 (commencement of operations of Prime Reserve Class AARP shares) to May 31, 2001.
^b	Total returns would have been lower had certain expenses not been reduced.
^c	Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.
*	Annualized
**	Not annualized

40

Scudder Money Market Series — Prime Reserve Class S

Years Ended May 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.018	.007	.011	.023	.057
Distributions from net investment Income	(.018)	(.007)	(.011)	(.023)	(.057)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)a	1.78	.66	1.14	2.29	5.82	^b

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	38	48	49	55
Ratio of expenses before expense reductions (%)	.46	.64	.65	.65	.64
Ratio of expenses after expense reductions (%)	.32	.49	.50	.50	.46
Ratio of net investment income (%)	1.80	.65	1.09	2.34	5.74

^a	Total returns would have been lower had certain expenses not been reduced.
^b	Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

41

Scudder Tax-Free Money Fund — Class AARP

Years Ended May 31,	2005		2004		2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.010		.004		.007	.014	.024
Less distributions from:
Net investment income	(.010)		(.004)		(.007)	(.014)	(.024)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)	1.03	^b	.37	^b	.74	1.39	2.50	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54		62		69	76	83
Ratio of expenses before expense reductions (%)	.81		.69		.65	.65	.65	*
Ratio of expenses after expense reductions (%)	.70		.67		.65	.65	.65	*
Ratio of net investment income (%)	1.01		.36		.74	1.39	3.28	*

^a	For the period from September 11, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.
^b	Total returns would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

42

Scudder Tax-Free Money Fund — Class S

Years Ended May 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.011	.004	.007	.014	.034
Less distributions from:
Net investment income	(.011)	(.004)	(.007)	(.014)	(.034)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	1.07	.37	.74	1.39	3.43	^a

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159	162	210	259	262
Ratio of expenses before expense reductions (%)	.67	.67	.65	.65	.67
Ratio of expenses after expense reductions (%)	.67	.67	.65	.65	.65
Ratio of net investment income (%)	1.04	.36	.74	1.39	3.39

^a	Total returns would have been lower had certain expenses not been reduced.

43

Scudder U.S. Treasury Money Fund — Class AARP

Years Ended May 31,	2005		2004		2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.014		.003		.008	.018	.033
Less distributions from:
Net investment income and net realized gains on investment transactions	(.014)		(.003)		(.008)	(.018)	(.033)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)	1.41	^b	.29	^b	.77	1.76	3.32	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		14		15	8	5
Ratio of expenses before expenses reductions (%)	.77		.81		.81	.80	.80	*
Ratio of expenses after expenses reductions (%)	.65		.71		.81	.80	.80	*
Ratio of net investment income (%)	1.30		.36		.77	1.76	4.92	*

^a	From October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.
^b	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

44

Scudder U.S. Treasury Money Fund — Class S

Years Ended May 31,	2005		2004		2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.014		.003		.008	.018	.052
Less distributions from:
Net investment income and net realized gains on investment transactions	(.014)		(.003)		(.008)	(.018)	(.052)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)	1.43	^a	.29	^a	.77	1.76	5.33	^a

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	190		224		302	326	379
Ratio of expenses before expense reductions (%)	.74		.81		.81	.80	.94
Ratio of expenses after expense reductions (%)	.65		.71		.81	.80	.75
Ratio of net investment income (%)	1.30		.36		.77	1.76	5.21

^a	Total return would have been lower had certain expenses not been reduced.

45

How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions, and you should follow those.

As noted earlier, there are multiple classes of shares of the funds available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

46

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Please make your checks payable to “The AARP Investment Program.”

First investment	Additional investments
Money Market Series:	$50 minimum for regular accounts and IRA accounts

$10,000 for Prime Reserve Class AARP
$25,000 for Premium Class AARP	$50 minimum with an Automatic Investment Plan, Payroll Deduction or Direct Deposit
All other funds:

$1,000 or more; $500 or more for IRAs*

By mail or express mail (see below)

• For enrollment forms, call 1-800-253-2277	Send a personalized investment slip or short note that includes:

• Fill out and sign an enrollment form	• fund and class name

• Send it to us at the appropriate address, along with an investment check	• account number
• check payable to “The AARP Investment Program”

By wire

• Call 1-800-253-2277 for instructions	• Call 1-800-253-2277 for instructions

By phone

Not available	• Call 1-800-253-2277 for instructions

With an automatic investment plan

• Fill in the information required on your enrollment form and include a voided check	• To set up regular investments from a bank checking account, call 1-800-253-2277

Payroll Deduction or Direct Deposit

• Select either of these options on your enrollment form and submit it. You will receive further instructions by mail.	• Once you specify a dollar amount investments are automatic

Using QuickBuy

Not available	• Call 1-800-253-2277 to speak to a representative

• Or, to use QuickBuy on the Easy-Access Line, call 1-800-631-4636 and follow the instructions on how to purchase shares

On the Internet

• Go to “services and forms — How to open an account” at aarp.scudder.com	• Call 1-800-253-2277 to ensure you have electronic services

• Print out a prospectus and an enrollment form	• Register at aarp.scudder.com

• Complete and return the enrollment form with your check	• Follow the instructions for buying shares with money from your bank account

*	Scudder Tax-Free Money Fund is not appropriate for IRAs.

Regular mail: The AARP Investment Program,

First Investment: PO Box 219735, Kansas City, MO 64121-9735

Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:

The AARP Investment Program, 210 West 10th Street, Kansas City, MO 64105-1614

47

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares
To open a new account: same minimum as for a new investment	Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page 56

For exchanges between existing accounts: $50 or more

By phone or wire

• Call 1-800-253-2277 for instructions	• Call 1-800-253-2277 for instructions

Using Easy-Access Line

• Call 1-800-631-4636 for instructions	• Call 1-800-631-4636 for instructions

By mail or express mail (see previous page)

Your instructions should include:	Your instructions should include:

• your account number	• your account number

• names of the funds, class and number of shares or dollar amount you want to exchange	• name of the fund, class and number of shares or dollar amount you want to redeem

With an automatic withdrawal plan

Not available	• To set up regular cash payments from an account, call 1-800-253-2277

Using QuickSell

Not available	• Call 1-800-253-2277 for instructions

Using Checkwriting

Not available	• Write a check on your account. See page 71 for checkwriting minimums.

On the Internet

• Register at aarp.scudder.com	Not available

• Go to “services and forms”

• Follow the instructions for making on-line exchanges

To reach us:	• Web site aarp.scudder.com

• Program representatives 1-800-253-2277, M-F, 9 a.m. - 6 p.m. EST

• TDD line 1-800-634-9454, M-F, 9 a.m. - 6 p.m. EST

Class AARP Services	• AARP Lump Sum Service for planning and setting up a lump sum distribution
• AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs
• AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress
• For more information, please call 1-800-253-2277.

48

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Please make your checks payable to “The Scudder Funds.”

First investment	Additional investments
Money Market Series:	$50 or more for regular accounts and IRA accounts

$10,000 or more for Prime Reserve Class S; $25,000 or more for Premium Class S	$50 or more with an Automatic Investment Plan

All other funds:

$2,500 or more; $1,000 or more for IRAs*

By mail or express mail (see below)

• Fill out and sign an application	Send a Scudder investment slip or short note that includes:

• Send it to us at the appropriate address, along with an investment check	• fund and class name • account number • check payable to “The Scudder Funds”

By wire

• Call 1-800-SCUDDER for instructions	• Call 1-800-SCUDDER for instructions

By phone

Not available	• Call 1-800-SCUDDER for instructions

With an automatic investment plan

• Fill in the information on your application and include a voided check	• To set up regular investments from a bank checking account, call 1-800-SCUDDER

Using QuickBuy

Not available	• Call 1-800-SCUDDER for instructions

On the Internet

• Go to “funds and prices” at myScudder.com	• Call 1-800-SCUDDER to ensure you have electronic services

• Print out a prospectus and a new account application	• Register at myScudder.com

• Complete and return the application with your check	• Follow the instructions for buying shares with money from your bank account

*	Scudder Tax-Free Money Fund is not appropriate for IRAs.

Regular mail:

First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669

Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:

Scudder Investments, 210 West 10th Street, Kansas City, MO 64105-1614

49

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares
To open a new account: same minimum as for a new investment	Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page 56

For exchanges between existing accounts: $50 or more

By phone or wire

• Call 1-800-SCUDDER for instructions	• Call 1-800-SCUDDER for instructions

Using SAIL(TM)

• Call 1-800-343-2890 for instructions	• Call 1-800-343-2890 for instructions

By mail or express mail (see previous page)

Your instructions should include:	Your instructions should include:

• the fund, class and account number you’re exchanging out of	• the fund, class and account number from which you want to sell shares

• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell

• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account

• your name(s), signature(s) and address, as they appear on your account	• a daytime telephone number

• a daytime telephone number

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a Scudder account, call 1-800-SCUDDER

Using QuickSell

Not available	• Call 1-800-SCUDDER for instructions

Using Checkwriting

Not available	• Write a check on your account. See page 71 for checkwriting minimums.

On the Internet

• Register at myScudder.com	• Register at myScudder.com

• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

50

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through securities dealers or financial advisors, check the materials you received from them because particular dealers, advisors or other intermediaries may adopt policies, procedures or limitations that are beyond those described by each fund. Please note that securities dealers or financial advisors may charge fees separate from those charged by each fund and may be compensated by the fund through the Shareholder Service Agent for the services they provide to their clients.

Keep in mind that the information in this prospectus applies only to a fund’s Class AARP and Class S shares. Scudder Money Market Series has two other share classes. The fund’s additional classes are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange for all funds, except Scudder Money Market Series (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and at 5:00 p.m. Eastern time for Scudder Money Market Series. Except for Scudder Money Market Series, each fund also calculates its share price as of 12:00 noon Eastern time on business days. You can place an order to buy or sell shares at any time. Orders for Scudder Money Market Series received between 4:00 p.m. and 5:00 p.m. Eastern time may be rejected based on certain guidelines described in the Statement of Additional Information.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

51

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

52

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you approximately when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

Payments transmitted through the Federal Reserve Wire System are in federal funds. Check or wire orders made through other bank wire systems must be converted into federal funds, which generally may result in a one day delay in executing the order.

For all funds except Scudder Money Market Series, wire transactions that arrive by 12:00 noon Eastern time will receive that day’s dividend. Wire investments for Scudder Money Market Series that arrive by 5:00 p.m. Eastern time will receive that day’s dividend. All other investments will start to accrue dividends the next business day after your purchase is processed.

When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If you ask us to, we can sell shares in any fund except Scudder Money Market Series and wire you the proceeds on the same day, as long as we receive your request before 12:00 noon Eastern time. However, you won’t receive that day’s dividend. For Scudder Money Market Series, redemption by wire is not available after 4:00 p.m. Eastern time, but redemptions by other available means may be made until 5:00 p.m. Eastern time.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP Shares

Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636

For Class S Shares

Call SAIL(TM), the Scudder Automated Information Line, at 1-800-343-2890

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QuickBuy and QuickSell enables you to set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) and 1-800-SCUDDER (Class S).

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

Checkwriting enables you to sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $1,000 with Scudder Money Market Series or less than $100 with the other funds. Note as well that we can’t honor any check larger than your balance at the time the check is presented to us, or any check for more than $5,000,000. It’s not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

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Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

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When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Scudder Cash Investment Trust, Scudder Tax-Free Money Fund and Scudder U.S. Treasury Money Fund, it could be delayed for up to seven days. For each fund, it could be longer when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days).

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the funds calculate share price

To calculate net asset value per share, or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities each fund buys and rounds the per share NAV to the nearest whole cent.

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Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase or redeem fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	with Scudder Money Market Series, close your account and send you the proceeds if your balance falls below the minimum for your share class, which is $7,500 for Prime Reserve Class S and Prime Reserve Class AARP and $20,000 for Premium Class S and Premium Class AARP; in either case, we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Scudder fund shares)

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•	for shareholders of funds other than Scudder Money Market Series, close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders and $250 for Class S retirement accounts; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Scudder fund shares)

•	for Scudder Cash Investment Trust, Scudder Tax-Free Money Fund and Scudder U.S. Treasury Money Fund only, pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, a fund won’t make a redemption-in-kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimum at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

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Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The funds have regular schedules for paying out any earnings to shareholders:

•	Income dividends: declared daily and paid monthly

•	The taxable money funds may take into account capital gains and losses (other than net long-term capital gains) in their daily dividend declarations.

The funds may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges.

For federal income tax purposes, distributions of investment income (other than “tax-exempt dividends” for the Scudder Tax-Free Money Fund) are taxable as ordinary income. The funds do not expect to distribute gains taxable as capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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Because each fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

For most shareholders, dividends from the Scudder Tax-Free Money Fund are generally free from Federal income tax, and a portion of the dividends from the Scudder U.S. Treasury Money Fund are generally free from state and local income taxes. However, there are a few exceptions:

•	A portion of a fund’s dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.

•	With the Scudder Tax-Free Money Fund, because the fund can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Scudder Tax-Free Money Fund may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

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Notes

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. The fund’s SAI and shareholder reports are also available through the Scudder Web site at aarp.scudder.com (Class AARP) and myScudder.com (Class S). These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090.

AARP Investment Program from Scudder Investments (Class AARP)	Scudder Investments (Class S)	SEC
PO Box 219735	PO Box 219669	Public Reference Section
Kansas City, MO	Kansas City, MO	Washington, D.C.
64121-9735	64121-9669	20549-0102
aarp.scudder.com	myScudder.com	www.sec.gov
1-800-253-2277	1-800-SCUDDER	1-202-942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza	SEC File Numbers:
Chicago, IL 60606-5808
Scudder Cash Investment Trust 811-2613

SCUDDER INVESTMENTS	Scudder Money Market Series 811-3495

Scudder Tax-Free Money Fund 811-2959

A Member of Deutsche Asset Management [LOGO]	Scudder U.S. Treasury Money Fund 811-3043

SCUDDER INVESTMENTS

Money Market Funds

Classes A, B and C

Prospectus

October 1, 2005

Scudder Cash Investment Trust

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Fund Works

This fund is a money fund, meaning that it seeks to maintain a stable $1.00 share price to preserve the value of your investment.

On the next few pages, you’ll find information about this fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices aren’t guaranteed, so be aware that you could lose money by investing in them.

	Class A	Class B	Class C
fund number	472	672	772

Scudder Cash Investment Trust

The Fund’s Main Investment Strategy

The fund seeks to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. The fund pursues its goal by investing exclusively in high quality short-term securities, as well as repurchase agreements.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

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•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund primarily invests in the following types of investments:

The fund may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

5

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

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Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

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The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund’s Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Classes A, B and C shares are expected to commence operations after the completion of the reorganization of Scudder Cash Reserves Fund into Scudder Cash Investment Trust in September 2005 and therefore do not have a full calendar year of performance. In the bar chart and the table, the performance figures reflect the historical performance of the fund’s original share class (Class S).

Although Class S shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

As of December 31, 2004, the fund’s 7-day yield was 1.42% for Class S. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-SCUDDER.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Cash Investment Trust

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	5.25
1996	4.70
1997	4.85
1998	4.83
1999	4.55
2000	5.78
2001	3.53
2002	1.08
2003	0.42
2004	0.73

2005 Total Return as of June 30: 1.03%

For the periods included in the bar chart:

Best Quarter: 1.53%, Q4 2000	Worst Quarter: 0.07%, Q3 2003

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Class S	0.73	2.29	3.55

Total returns from 1998 through 2001 and 2004 through 2005 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

8

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	None	(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a % of redemption proceeds)	None	(2)	4.00%	1.00%
Annual Operating Expenses, deducted from fund assets
Management Fee	0.38%		0.38%	0.38%
Distribution/Service (12b-1) Fee	0.25		1.00	1.00
Other Expenses(3)	0.49		0.65	0.55
Total Annual Operating Expenses	1.12		2.03	1.93
Less Expense Waiver(4)	0.16		0.36	0.33
Net Annual Fund Operating Expenses (after waiver)(4)	0.96		1.67	1.60

(1)	The sales charge applicable to other Scudder funds will apply for exchanges from Class A shares of the fund into Class A shares of other Scudder funds.
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About – Policies about transactions”) may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase. The contingent deferred sales charge would not apply to shares of the fund acquired directly but only to shares acquired on exchange from another Scudder fund purchased under the Large Order NAV Purchase Privilege.
(3)	Estimated since no Class A, B or C shares were issued as of the fund’s fiscal year end. Estimated to reflect the consummation of a merger on September 16, 2005.
(4)	Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.96% for Class A shares, 1.67% for Class B shares and 1.60% for Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees.

Based on the costs above (including one year of capped expenses in the “1 Year” period and three years of capped expenses in each of the “3 Years,” “5 Years” and “10 Years” periods), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$98	$306	$568	$1,318
Class B shares	570	826	1,188	1,812
Class C shares	263	505	945	2.168

Expenses, assuming you kept your shares
Class A shares	$98	$306	$568	$1,318
Class B shares	170	526	988	1,812
Class C shares	163	505	945	2,168

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Other Policies and Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and its characteristics and risks, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

The fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be not more than three months). The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

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Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.45% of its average daily net assets.

Effective September 16, 2005, Scudder Cash Investment Trust pays a monthly investment management fee, based on the average daily net assets of the fund, computed and accrued daily and payable monthly, at (1)/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
0 - $250 million	0.400%
Next $750,000,000	0.380%
Next $1,500,000,000	0.350%
Next $2,500,000,000	0.320%
Next $2,500,000,000	0.300%
Next $2,500,000,000	0.280%
Next $2,500,000,000	0.260%
Over $12.5 billion	0.250%

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The Scudder Cash Investment Trust shareholder report for the year ended May 31, 2005 contains a discussion regarding the basis for the Board of Trustees’ approval of a new investment management agreement (see “Shareholder reports” on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights

Because Class A, B and C shares of the fund are newly offered, there are no financial data available for these shares as of the date of this prospectus.

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How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

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Choosing a Share Class

Offered in this prospectus are three share classes for the fund. The fund offers other classes of shares separately. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

The fund is primarily designed to serve as a money market fund alternative for investors purchasing Class A, Class B and Class C shares of other Scudder funds and not as a stand-alone money market fund. Thus, investors may consider purchasing shares of the fund on exchange from a like class of another Scudder fund, or as part of an asset allocation strategy across like class shares of several Scudder funds. In addition, investors may consider purchasing shares of the fund with the intention of gradually exchanging into like class shares of one or more Scudder funds (e.g., using a strategy of “dollar cost” averaging). In considering which class of the fund is most appropriate, investors will want to consider with their financial advisor the overall structure of their investment program within the Scudder family and the role that the fund will play as the money market fund alternative within that structure. Since Class A shares of the fund are sold without a sale charge (although there may be a sales charge on exchange to Class A shares of other Scudder funds) and have lower expenses than Class B and Class C shares, Class B and Class C shares of the fund would not be appropriate as a stand-alone investment that is not integrated into an investment program across like class shares of other Scudder funds.

Because distribution (12b-1) fees for each class are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than other types of sales charges.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

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Classes and features	Points to help you compare
Class A

• No charges when you buy shares • In most cases, no sales charge when you sell shares • Up to 0.25% annual service fee

•      Total annual expenses are lower than those for Class B or Class C

•      The sales charge applicable to other Scudder funds will apply for exchanges from Class A shares of the fund into Class A shares of other Scudder funds

Class B

• No charges when you buy shares • Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years • 1.00% annual distribution/service fee	• The deferred sales charge rate falls to zero after six years • Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C

• No charges when you buy shares • Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year • 1.00% annual distribution/service fee	• The deferred sales charge rate is lower than Class B, but your shares never convert to Class A, so annual expenses remain higher

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services. Financial advisors may also receive compensation from the fund for the services they provide to their clients.

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Class A shares

Class A shares have no sales charges when you buy shares. Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

If you later exchange Class A shares of the fund for Class A shares of another Scudder fund, you’ll be charged any applicable sales charges. However, if you bought shares of the fund by exchange from a Scudder fund where you already paid a sales charge, you will be credited for the sales charges you paid if you later exchange back into a fund with a Class A sales charge.

If you’re investing $1 million or more in another Scudder fund, either as a lump sum or through one of the sales charge reduction features, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within 12 to 18 months of owning them (“Large Order NAV Purchase Privilege”). This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced sales charges for other Scudder funds.

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Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00%
Fourth or fifth year	2.00%
Sixth year	1.00%
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

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Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares don’t have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

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How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts $500 or more for IRAs $50 or more with an Automatic Investment Plan	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan

Through a financial advisor

• Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)

• Fill out and sign an application • Send it to us at the appropriate address, along with an investment check

•      Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below

•      If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone

Not available	• Call (800) 621-1048 for instructions

With an automatic investment plan

• To set up regular investments from a bank checking account, call (800) 621-1048 or return your Automatic Investment Plan form along with your investment check to the appropriate address	• To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet

Not available	• Call (800) 621-1048 to establish Internet access • Go to www.scudder.com and register • Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 210 West 10th Street, Kansas City, MO 64105-1614

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How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 24

Through a financial advisor

• Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you

By phone or wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By mail or express mail (see previous page)

Write a letter that includes:	Write a letter that includes:

•      the fund, class and account number you’re exchanging out of

•      the dollar amount or number of shares you want to exchange

•      the name and class of the fund you want to exchange into

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

•      the fund, class and account number from which you want to sell shares

•      the dollar amount or number of shares you want to sell

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

With an automatic exchange plan

• To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a fund account, call (800) 621-1048

On the Internet

• Call (800) 621-1048 to establish Internet access • Go to www.scudder.com and log in • Follow the instructions for making on-line exchanges	• Call (800) 621-1048 to establish Internet access • Go to www.scudder.com and log in • Follow the instructions for making on-line redemptions

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund’s Class A, Class B and Class C shares. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). The fund also calculates its share price as of 12:00 noon Eastern time on business days. You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.scudder.com.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (AFO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold.

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent and it has been determined that it is in “good order,” it will be processed at the next share price calculated.

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ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy/QuickSell lets you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this fund and, accordingly, the Board of this fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

23

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks issued by credit card companies, or Internet-based companies or checks drawn on foreign banks.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC sell first. Exchanges from one fund into another fund don’t affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

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There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner)

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege in another Scudder fund, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares in another Scudder fund with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

25

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. It could be longer when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days).

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate the net asset value per share, or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES TOTAL NUMBER OF SHARES OUTSTANDING	= NAV

For each share class in this prospectus, the price at which you sell shares is also the NAV, although for Class B and Class C investors, a contingent deferred sales charge may be taken out of the proceeds (see “Choosing a Share Class”). As noted earlier, the fund seeks to maintain a stable $1.00 share price.

In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys and round the per share NAV to the nearest whole cent.

26

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to most retirement accounts or if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or, in any case, where a fall in share price created the low balance)

27

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over the 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimum at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund’s income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations.

The fund may make additional distributions for tax purposes if necessary.

28

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges.

For federal income tax purposes, distributions by the fund of its net investment income are generally taxable as ordinary income. The fund does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For federal income tax purposes, an exchange is treated the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the tax consequences to you of an investment in the fund. Additional information may be found in the fund’s Statement of Additional Information.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

29

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund’s financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. The fund’s SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090. The fund’s SAI and shareholder reports are also available through the Scudder Web site.

Scudder Investments	SEC
222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com (800) 621-1048	Public Reference Section Washington, D.C. 20549-0102 www.sec.gov (202) 942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SCUDDER INVESTMENTS	SEC File Number:
A Member of Deutsche Asset Management [LOGO]	Scudder Cash Investment Trust 811-2613

STATEMENT OF ADDITIONAL INFORMATION

DWS MONEY FUNDS

DWS MONEY MARKET PRIME SERIES

222 S. Riverside Plaza

Chicago, Illinois 60606

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated                          , 2006 for the Special Meeting of Shareholders of DWS Cash Investment Trust (“Cash Investment Trust”) to be held on October 31, 2006, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1048 (1-800-728-3337 for Class S shares), or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS Money Market Prime Series of DWS Money Funds (“Money Market Series”) is contained in the Fund’s statements of additional information dated August 1, 2006, as supplemented from time to time, for DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares, which are attached to this statement of additional information as Appendix A and Appendix B. The audited financial statements and related independent registered public accounting firm’s report for Money Market Series contained in the Annual Report for the fiscal year ended July 31, 2005 and the unaudited financial statements contained in the Semi-annual Report for the six-month period ended January 31, 2006 are incorporated herein by reference insofar as they relate to the Fund’s participation in the merger. No other parts of the Annual Report are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of Money Market Series as if the merger had been consummated on January 31, 2006, unless otherwise indicated.

Further information about Cash Investment Trust is contained in the Fund’s statement of additional information dated October 1, 2005, as supplemented from time to time, relating to Class A, Class B, Class C and Class S shares.

The date of this statement of additional information is                     , 2006.

Pro Forma

Portfolio of Investments

As of January 31,2006

(Unaudited)

	DWS Money Market Fund Principal Amount ($)	DWS Cash Investment Trust Principal Amount ($)	DWS Money Market Fund Pro Forma Combined Principal Amount ($)	DWS Money Market Fund Value ($)	DWS Cash Investment Trust Value ($)	DWS Money Market Fund Pro Forma Combined Value ($)
Certificates of Deposit and Bank Notes 14.7%
Abbott Laboratories, 5.65%, 7/1/2006	10,000,000	—	10,000,000	10,065,113	—	10,065,113
Banco Bilbao Vizcaya Argentaria SA:
4.77% 11/20/2006	11,400,000	10,000,000	21,400,000	11,402,667	10,002,339	21,405,006
4.84% 1/31/2007	10,000,000	—	10,000,000	9,996,628	—	9,996,628
Bank of America NA, 4.53%, 3/28/2006	30,000,000	10,000,000	40,000,000	30,000,000	10,000,000	40,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 4.28%, 2/10/2006	40,000,000	10,000,000	50,000,000	40,000,000	10,000,000	50,000,000
Calyon, 3.27%, 3/6/2006	20,000,000	5,000,000	25,000,000	20,000,000	5,000,000	25,000,000
Credit Agricole SA, 4.74% 9/28/2006	30,000,000	—	30,000,000	30,000,000	—	30,000,000
Depfa Bank PLC, 3.22%, 2/6/2006	20,000,000	5,000,000	25,000,000	20,000,000	5,000,000	25,000,000
HBOS Treasury Services PLC, 3.8%, 7/10/2006	35,000,000	16,000,000	51,000,000	35,000,000	16,000,000	51,000,000
Natexis Banque Populaires, 4.31%, 2/1/2006	35,000,000	—	35,000,000	35,000,000	—	35,000,000
Norinchukin Bank, 4.56%, 3/23/2006	25,000,000	—	25,000,000	25,000,000	—	25,000,000
Royal Bank of Scotland PLC, 4.4%, 10/4/2006	—	5,000,000	5,000,000	—	5,000,000	5,000,000
Societe Generale:
3.265%, 3/3/2006	27,000,000	10,000,000	37,000,000	27,000,000	10,000,000	37,000,000
4.25%, 9/6/2006	15,000,000	10,000,000	25,000,000	14,992,534	9,995,023	24,987,557
4.32%, 2/1/2006	35,000,000	10,000,000	45,000,000	35,000,000	10,000,000	45,000,000
4.705%, 9/19/2006	25,000,000	5,000,000	30,000,000	25,000,771	5,000,154	30,000,925
4.79%, 11/17/2006	25,000,000	—	25,000,000	25,009,380	—	25,009,380
Tango Finance Corp., 4.045%, 7/25/2006	25,000,000	—	25,000,000	24,999,404	—	24,999,404
Toronto Dominion Bank:
3.6% 6/7/2006	25,000,000	15,000,000	40,000,000	25,000,000	15,000,000	40,000,000
3.75% 5/16/2006	17,500,000	7,000,000	24,500,000	17,499,513	6,999,805	24,499,318
UniCredito Italiano SpA, 3.73%, 4/12/2006	5,000,000	2,500,000	7,500,000	5,000,000	2,500,000	7,500,000
Wal-Mart Stores, Inc., 5.45%, 8/1/2006	9,017,000	—	9,017,000	9,079,207	—	9,079,207
Wells Fargo Bank, NA, 4.79%, 1/17/2007	20,000,000	—	20,000,000	20,007,188	—	20,007,188

Total Certificates of Deposit and Bank Notes (Cost $495,052,405, $120,497,321 and $615,549,726, respectively)				495,052,405	120,497,321	615,549,726

Commercial Paper ** 35.0%
Atlantis One Funding Corp.:
4.22%, 2/9/2006	50,000,000	25,000,000	75,000,000	49,953,111	24,976,556	74,929,667
4.255%, 2/16/2006	75,000,000	15,000,000	90,000,000	74,867,031	14,973,406	89,840,437
4.27%, 2/21/2006	15,000,000	5,000,000	20,000,000	14,964,417	4,988,139	19,952,556
Cancara Asset Securitization LLC, 4.31%, 2/2/2006	—	21,193,000	21,193,000		21,190,463	21,190,463
CC (USA), Inc., 4.24%, 2/8/2006	—	2,300,000	2,300,000		2,298,104	2,298,104
Charta LLC:
4.26%, 2/8/2006	50,000,000	25,000,000	75,000,000	49,964,500	24,982,250	74,946,750
4.31%, 2/1/2006	65,000,000	—	65,000,000	65,000,000	—	65,000,000
4.31%, 2/3/2006	35,000,000	—	35,000,000	34,991,619	14,996,408	49,988,027
DNB NOR Bank ASA, 4.64%, 8/1/2006	35,000,000	—	35,000,000	34,183,489		34,183,489
Falcon Asset Securitization Corp., 4.35%, 2/1/2006	25,000,000	15,000,000	40,000,000	25,000,000	15,000,000	40,000,000
General Electric Capital Corp., 4.48%, 2/1/2006	125,000,000	35,000,000	160,000,000	125,000,000	35,000,000	160,000,000
Giro Funding US Corp.:
4.25%, 2/8/2006	17,000,000	—	17,000,000	16,985,951	—	16,985,951
4.54%, 3/24/2006	50,000,000	25,000,000	75,000,000	49,678,417	24,839,208	74,517,625
Grampian Funding Ltd., 4.64%, 7/28/2006	52,000,000	25,000,000	77,000,000	50,813,707	24,429,667	75,243,374
Greyhawk Funding LLC, 4.205%, 2/21/2006	50,000,000	10,000,000	60,000,000	50,000,000	10,000,000	60,000,000
HSBC Finance Corp., 4.5%, 2/1/2006	146,779,000	—	146,779,000	146,779,000	—	146,779,000
K2 (USA) LLC, 4.64%, 7/31/2006	35,000,000	25,000,000	60,000,000	34,188,000	24,420,000	58,608,000
Mane Funding Corp.:
4.23%, 2/9/2006	40,607,000	—	40,607,000	40,568,829	—	40,568,829
4.5%, 3/24/2006	30,000,000	10,000,000	40,000,000	29,808,750	9,936,250	39,745,000
Perry Global Funding LLC:
Series A, 4.225%, 2/7/2006	25,000,000	10,000,000	35,000,000	24,982,396	9,992,958	34,975,354
Series A, 4.52%, 2/21/2006	100,000,000	20,000,000	120,000,000	99,748,889	19,949,778	119,698,667
Preferred Receivables Funnding Corp., 4.22%, 2/10/2006	32,513,000	—	32,513,000	32,478,699	—	32,478,699
Sanofi-Aventis, 4.37%, 2/15/2006	35,000,000	—	35,000,000	34,940,519	—	34,940,519
The Goldman Sachs Group, Inc., 3.185%, 3/3/2006	10,000,000	—	10,000,000	9,973,458	—	9,973,458
Three Rivers Funding Corp., 4.31%, 2/3/2006	71,655,000	—	71,655,000	71,637,843	—	71,637,843
Verizon Global Funding Corp., 4.59%, 3/28/2006	11,000,000	10,000,000	21,000,000	10,922,863	9,929,875	20,852,738

Total Commercial Paper (Cost $1,177,431,488, $291,903,062 and $1,469,334,550, respectively)				1,177,431,488	291,903,062	1,469,334,550

Short-Term Notes * 29.4%
American Honda Finance Corp.:
4.16%, 4/10/2006	65,000,000	—	65,000,000	65,006,722	—	65,006,722
4.44%, 12/12/2006	55,000,000	25,000,000	80,000,000	55,000,000	25,000,000	80,000,000
4.58%, 10/10/2006	10,000,000	—	10,000,000	10,003,329	—	10,003,329
4.461, 6/22/2006	—	5,000,000	5,000,000	—	5,000,000	5,000,000
4.6%, 10/18/2006	—	10,000,000	10,000,000	—	10,001,137	10,001,137
Beta Finance, Inc., 144A, 4.55%, 4/10/2006	25,000,000	5,000,000	30,000,000	25,001,535	5,000,307	30,001,842
BNP Paribas:
4.504%, 2/27/2006	15,000,000	—	15,000,000	15,000,000	—	15,000,000
4.05%, 10/26/2006	—	15,000,000	15,000,000	—	15,000,000	15,000,000
Canadian Imperial Bank of Commerce, 4.53%, 2/15/2007	45,000,000	—	45,000,000	45,009,401	—	45,009,401
CIT Group, Inc.:
4.398%, 8/18/2006	18,500,000	—	18,500,000	18,504,093	—	18,504,093
4.702%, 4/19/2006	10,000,000	—	10,000,000	10,002,054	—	10,002,054
Credit Suisse:
3.8%, 9/26/2006	—	25,000,000	25,000,000	—	25,000,000	25,000,000
3.931%, 9/26/2006	—	10,000,000	10,000,000	—	10,000,000	10,000,000
4.489%, 9/26/2006	50,000,000	—	50,000,000	50,000,000	—	50,000,000
4.503%, 9/26/2006	50,000,000	—	50,000,000	50,000,000	—	50,000,000
Dorada Finance, Inc.:
4.34%, 11/1/2006	125,000,000	—	125,000,000	124,990,651	—	124,990,651
4.52%, 11/1/2006	—	25,000,000	25,000,000	—	24,998,130	24,998,130
General Electric Capital Corp., 3.95%, 5/12/2006	31,250,000	—	31,250,000	31,266,181	—	31,266,181
HSBC Finance Corp., 4.41%, 2/6/2007	15,000,000	—	15,000,000	15,000,000	—	15,000,000
International Business Machine Corp., 4.33%, 3/8/2006	3,000,000	—	3,000,000	3,000,000	—	3,000,000
Links Finance LLC, 4.445%, 5/22/2006	5,000,000	12,000,000	17,000,000	4,999,845	11,999,629	16,999,474
Merrill Lynch & Co., Inc.:
4.35%, 9/15/2006	30,000,000	—	30,000,000	30,000,000	—	30,000,000
4.36%, 5/5/2006	6,000,000	—	6,000,000	6,001,231	—	6,001,231
4.42%, 2/2/2007	25,000,000	—	25,000,000	25,000,000	—	25,000,000
4.448% 5/5/2006	—	12,000,000	12,000,000	—	12,002,462	12,002,462
4.45%, 2/15/2007	—	5,000,000	5,000,000	—	5,000,000	5,000,000
4.547%, 3/17/2006	55,000,000	20,000,000	75,000,000	55,004,840	20,001,760	75,006,600
Morgan Stanley, 4.52%, 7/10/2006	100,000,000	—	100,000,000	100,000,000	—	100,000,000
Pfizer Investment Capital PLC:
4.33%, 12/15/2006	50,000,000	—	50,000,000	50,000,000	—	50,000,000
4.43%, 2/15/2007	—	15,000,000	15,000,000	—	15,000,000	15,000,000
Skandinaviska Enskilda Banken, 4.47%, 11/16/2006	—	7,000,000	7,000,000	—	7,000,000	7,000,000
SunTrust Bank Altanta:
3.17%, 4/28/2006	—	25,000,000	25,000,000	—	25,000,000	25,000,000
4.19%, 4/28/2006	100,000,000	—	100,000,000	100,000,000	—	100,000,000
Toyota Motor Credit Corp., 4.51%, 11/7/2006	—	25,000,000	25,000,000	—	25,000,000	25,000,000
UniCredito Italiano SpA:
3.278%, 9/1/2006	—	10,000,000	10,000,000	—	9,997,476	9,997,476
3.474, 10/4/2006	—	15,000,000	15,000,000	—	14,995,094	14,995,094
3.82%, 9/1/2006	20,000,000	—	20,000,000	19,994,952		19,994,952
4.48%, 10/4/2006	60,000,000	—	60,000,000	59,980,375	—	59,980,375

Total Short-Term Notes (Cost $968,765,209, $265,995,995 and $1,234,761,204, respectively)				968,765,209	265,995,995	1,234,761,204

Promissory Notes * 2.4%
The Goldman Sachs Group, Inc.:
3.17%, 2/16/2006	15,000,000	10,000,000	25,000,000	15,000,000	10,000,000	25,000,000
3.871%, 6/23/2006	35,000,000	10,000,000	45,000,000	35,000,000	10,000,000	45,000,000
3.933%, 6/23/2006	20,000,000	10,000,000	30,000,000	20,000,000	10,000,000	30,000,000

Total Promissory Notes (Cost $70,000,000, $30,000,000 and $100,000,000, respectively)				70,000,000	30,000,000	100,000,000

Master Notes * 1.2%
The Bear Stearns Companies, Inc., 4.65%, 2/1/2006 (a)	50,000,000	—	50,000,000	50,000,000	—	50,000,000

Total Master Notes (Cost $50,000,000, $0 and $50,000,000, respectively)				50,000,000	—	50,000,000

US Government Sponsored Agencies 1.6%
Federal National Mortgage Association:
4.0%, 8/8/2006	50,000,000	13,000,000	63,000,000	50,000,000	13,000,000	63,000,000
4.03%, 7/21/2006	—	4,000,000	4,000,000	—	4,000,000	4,000,000

Total US Government Sponsored Agencies (Cost $50,000,000, $17,000,000 and $67,000,000, respectively)				50,000,000	17,000,000	67,000,000

Funding Agreements * 1.2%
New York Life Insurance Co.:
3.994%, 9/19/2006	—	20,000,000	20,000,000	—	20,000,000	20,000,000
4.57%, 9/19/2006	30,000,000	—	30,000,000	30,000,000	—	30,000,000

Total Funding Agreements (Cost $30,000,000, $20,000,000 and $50,000,000, respectively)				30,000,000	20,000,000	50,000,000

Asset Backed * 1.3%
Permanent Financing PLC, “1A”, Series 8, 4.38%, 6/12/2006	35,000,000	20,000,000	55,000,000	35,000,000	20,000,000	55,000,000

Total Asset Backed ( Cost $35,000,000, $20,000,000 and $55,000,000, respectively)				35,000,000	20,000,000	55,000,000

US Government Agency Sponsored Pass-Throughs 0.5%
Federal National Mortgage Association, 4.56%, 10/2/2006	22,000,000	—	22,000,000	21,322,840	—	21,322,840

Total US Government Agency Sponsored Pass-Throughs (Cost $21,322,840, $0 and $21,322,840, respectively)				21,322,840	—	21,322,840

Repurchase Agreements 12.8%
Morgan Stanley & Co., Inc., 4.45%, 2/1/2006	437,000,000	98,000,000	535,000,000	437,000,000	98,000,000	535,000,000
State Street Bank and Trust Co., 4.25%, 2/1/2006	435,000	1,021,000	1,456,000	435,000	1,021,000	1,456,000

Total Repurchase Agreements (Cost $437,435,000, $99,021,000 and $536,456,000, respectively)				437,435,000	99,021,000	536,456,000

Total Investment Portfolio ( Cost $3,335,006,942, $864,417,378 and $4,199,424,320, respectively) 100.1%				3,335,006,942	864,417,378	4,199,424,320
Other Assets and Liabilities, Net (0.1%)				(3,815,466)	384,955	(3,430,511)

Net Assets 100.0%				3,331,191,476	864,802,333	4,195,993,809

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of January 31, 2006.
**	Annualized yield at time of purchase; not a coupon rate.

(a)	Reset date; not a maturity date.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of each Fund as of January 31, 2006 and of DWS Money Market Fund on a pro forma basis, giving effect to the proposed acquisition of assets at net asset value as of that date. (1)

	DWS Money Market Fund	DWS Cash Investment Trust	Pro Forma Adjustments	DWS Money Market Fund Pro Forma Combined
Net Assets
Retail Shares	$3,331,191,476	$—	$—	$3,331,191,476
Class A Shares	$—	$123,091,483	—	$123,091,483
Class B Shares	$—	$52,708,096	—	$52,708,096
Class C Shares	$—	$40,395,985	—	$40,395,985
Class AARP Shares	$—	$160,176,676	(160,176,676)	$—
Class S Shares	$—	$488,430,093	160,176,676	$648,606,769

Total Net Assets	$3,331,191,476	$864,802,333	$—	$4,195,993,809

Shares Outstanding
Retail Shares	3,330,837,448	—	—	3,330,837,448
Class A Shares	—	123,115,435	—	123,115,435
Class B Shares	—	52,724,328	—	52,724,328
Class C Shares	—	40,399,616	—	40,399,616
Class AARP Shares	—	160,548,457	(160,548,457)	—
Class S Shares	—	488,412,215	160,548,457	648,960,672
Net Asset Value per share
Retail Shares	$1.00	$—	$—	$1.00
Class A Shares	$—	$1.00	—	$1.00
Class B Shares	$—	$1.00	—	$1.00
Class C Shares	$—	$1.00	—	$1.00
Class AARP Shares	$—	$1.00	—	$—
Class S Shares	$—	$1.00	—	$1.00

1)	Assumes the merger had been consummated on January 31, 2006, and is for information purposes only. No assurance can be given as to how many shares of the DWS Money Market Fund will be received by the shareholders of the DWS Cash Investment Trust on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the DWS Money Market Fund that actually will be received on or after such date.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2006 (UNAUDITED)

	DWS Money Market Fund	DWS Cash Investment Trust	Pro Forma Adjustments	DWS Money Market Fund Pro Forma Combined
Investments, at value	$3,335,006,942	$864,417,378	$—	$4,199,424,320
Cash	$536	$472,579	$—	$473,115
Other assets less liabilities	$(3,816,002)	$(87,624)	$—	$(3,903,626)

Total Net Assets	$3,331,191,476	$864,802,333	$—	$4,195,993,809

Net Assets
Retail Shares	$3,331,191,476	$—	$—	$3,331,191,476
Class A Shares	$—	$123,091,483	$—	$123,091,483
Class B Shares	$—	$52,708,096	$—	$52,708,096
Class C Shares	$—	$40,395,985	$—	$40,395,985
Class AARP Class	$—	$160,176,676	$(160,176,676)	$—
Class S Shares	$—	$488,430,093	$160,176,676	$648,606,769

Total Net Assets	$3,331,191,476	$864,802,333	$—	$4,195,993,809

Shares Outstanding
Retail Shares	3,330,837,448	—	—	3,330,837,448
Class A Shares	—	123,115,435	—	123,115,435
Class B Shares	—	52,724,328	—	52,724,328
Class C Shares	—	40,399,616	—	40,399,616
Class AARP Class	—	160,548,457	(160,548,457)	—
Class S Shares	—	488,412,215	160,548,457	648,960,672
Net Asset Value per Share
Retail Shares	$1.00	$—	—	$1.00
Class A Shares	$—	$1.00	—	$1.00
Class B Shares	$—	$1.00	—	$1.00
Class C Shares	$—	$1.00	—	$1.00
Class AARP Class	$—	$1.00	—	$—
Class S Shares	$—	$1.00	—	$1.00

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED JANUARY 31, 2006 (UNAUDITED)

	DWS Money Market Fund	DWS Cash Investment Trust	Pro Forma Adjustments		DWS Money Market Fund Pro Forma Combined
Investment Income:
Interest income	$114,068,293	$27,127,957	—		$141,196,250

Total Investment Income	114,068,293	27,127,957			141,196,250
Expenses
Management Fees	8,795,734	3,280,842	(856,996)	(2)	11,219,580
Services to Shareholders	5,132,881	2,636,135	(215,057)	(3)	7,553,959
Custodian Fees	140,945	46,401	(36,157)	(3)	151,189
Fund Accounting	—	101,561	(101,561)	(3)	—
Distribution Service Fees	—	512,205	—		512,205
Auditing	60,727	60,773	(61,500)	(3)	60,000
Legal	71,548	19,691	58,798	(3)	150,037
Trustees Fees	100,554	34,707	(69,661)	(3)	65,600
Reports to Shareholders	192,163	122,747	51,383	(3)	366,293
Registration Fees	33,307	36,490	13,100	(3)	82,897
Other Expenses	178,756	73,288	(91,882)	(3)	160,162

Total expenses before reductions	14,706,615	6,924,840	(1,309,533)		20,321,922
Expense reductions	(47,248)	(858,241)	762,172	(4)	(143,317)

Expenses, net	14,659,367	6,066,599	(547,361)		20,178,605

Net investment income (loss)	99,408,926	21,061,358	547,361		121,017,645

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	25,138	1,750	—		26,888
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	—	—	—		—

Net increase in net assets from operations	$99,434,064	$21,063,108	$547,361		$121,044,533

Notes to Pro Forma Combining Financial Statements

January 31, 2006

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of January 31, 2006, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended January 31, 2006 for DWS Money Market Fund and DWS Cash Investment Trust, as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, DWS Money Market Fund intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the use of DWS Money Market Fund’s management fee agreement, applied to the pro forma combined average daily net assets.
3.	Represents estimated increase (decrease) in expense resulting from the merger.
4.	Represents decrease in expense reimbursement due to lower expenses resulting from the merger.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of DWS Cash Investment Trust in exchange for shares of DWS Money Market Fund at net asset value. Following the acquisition, DWS Money Market Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Securities are valued utilizing the amortized cost methad permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Appendix A

DWS MONEY FUNDS

DWS Money Market Prime Series

DWS Cash Investment Trust Class A, Class B and Class C

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for DWS Cash Investment Trust Class A, Class B and Class C shares of DWS Money Market Prime Series (the “Fund”), a series of DWS Money Funds dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of the Fund, dated July 31, 2005, and the Semiannual Report to Shareholders of the fund dated January 31, 2006, accompany this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

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This combined Statement of Additional Information contains information about DWS Cash Investment Trust Class A, Class B and Class C shares (“Class A”, “Class B” and “Class C”) of the Fund, a series of DWS Money Funds (the “Trust”).

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund’s objective will be met.

The Fund has elected to be classified as a diversified series of an open-end management investment company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, the Fund may not:

(1)	Borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	Issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	Concentrate its investments in a particular industry, as the term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time (the Fund’s concentration in the banking industry is described on page 2);

(4)	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	Purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	Purchase physical commodities or contracts relating to physical commodities;

(7)	Make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

With regard to investment restriction (3) above, for the Fund, for purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on standard classifications utilized by ratings agencies, currently consisting of the following: securities arbitrage programs, multi-seller programs, single-seller programs and special investment vehicles.

If the Fund adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The following policies are non-fundamental, and may be changed or eliminated for the Fund by the Board of Trustees of the Trust without a vote of the Fund’s shareholders. The Fund may not:

(1)	Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

(2)	Lend portfolio securities in an amount greater than 5% of its total assets;

(3)	Invest more than 10% of net assets in illiquid securities.

(4)	Invest more than 10% of total assets in non-affiliated registered investment companies.

The Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following types of US Dollar denominated money market instruments that mature in no more than 397 days:

•	Obligations of, or guaranteed by, the US Government, its agencies or instrumentalities.

•	Bank certificates of deposit, time deposits or bankers’ acceptances of US banks (including their foreign branches), Canadian chartered banks and foreign banks (including their US branches).

•	Commercial paper obligations rated A-1 or A-2 by Standard & Poor’s Corporation (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or issued by companies with an unsecured debt issue outstanding currently rated Aa by Moody’s or AA by S&P or higher and investments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody’s or AA by S&P or higher. For a description of these ratings, see “Appendix — Ratings of Investments” herein.

•	Repurchase agreements backed by obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

To the extent the Fund purchases Eurodollar certificates of deposit issued by London branches of US banks, or commercial paper issued by foreign entities, consideration will be given to their marketability, to possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit are not subject to the same regulatory requirements as certificates issued by US banks and associated income may be subject to the imposition of foreign taxes.

The Fund may concentrate more than 25% of its assets in bank certificates of deposit or banker’s acceptances of US banks in accordance with its investment objective and policies. Accordingly, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Fund’s assets were not so concentrated. The Fund will not change this policy without a vote of shareholders.

The Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of the Fund’s net assets valued at the time of the transaction would be invested in such securities. If the Fund holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of the Fund to make payment within seven days of the date its shares are tendered for redemption. Securities and Exchange Commission (“SEC”) guidelines provide that the usual limit on aggregate holdings by a money market fund of illiquid assets is 10% of its net assets. The Fund’s Advisor monitors holdings of illiquid securities on an ongoing basis and will take such action as it deems appropriate to help maintain adequate liquidity.

Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

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A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing the Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for the Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are

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different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trust’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future, it would increase the Fund’s volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

As a matter of non-fundamental policy, the Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund’s limitation on investments in illiquid securities.

Certificates of Participation. The Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Fund an undivided interest in the Municipal Security in the proportion that the Fund’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Fund. It is anticipated by the Fund’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a

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third party. As to those instruments with demand features, the Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Subject to its investment objectives and policies, the Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Trust’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Securities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. All of the securities in which the Fund may invest are US dollar-denominated.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows the Fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered “illiquid” securities and will count towards the Fund’s limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities

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are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.
The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of the Fund, has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund are actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Investment in Other Investment Companies. In accordance with applicable law, the Fund may invest its assets in other money market funds with comparable investment objectives. In general, the Fund may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the SEC. As a shareholder of another money market fund, the Fund

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would bear, along with other shareholders, its prorata portion of the other money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses the Fund bears directly (and the Fund bears indirectly on a prorata basis) in connection with its own operations.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. The Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Trust’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Trust’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” The Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Fund may not make more than one such investment at any time during such period. The Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, the Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

The assets of the Fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The portfolio of the Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a fund will vary according to the management’s appraisal of money market conditions.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

The Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. The Fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the Fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless in the opinion of bond

8

counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.

The Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which the Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt

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of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or “Ginnie Mae” (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The Fund will invest only in Municipal Securities that at the time of purchase:

(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody’s (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to the funds’ Advisor; (d) have at the time of purchase Moody’s short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund’s Advisor. See “Appendix” for a more detailed discussion of the Moody’s and S&P ratings outlined above. In addition, the Fund limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See “Net Asset Value.”

Dividends representing net interest income received by the Fund on Municipal Securities will be exempt from federal income tax when distributed to the Fund’s shareholders. Such dividend income may be subject to state and local taxes. The Fund’s assets will consist of Municipal Securities, taxable temporary investments as described below and cash. The Fund considers short-term Municipal Securities to be those that mature in 397 calendar days or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, the Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. The Fund may invest in short-term “private activity” bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Repurchase Agreements. The Fund may invest in repurchase agreements, which are instruments under which a fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield

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during the Fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff.

A repurchase agreement provides a means for the Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) “acquires a security (Obligation)” and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected an interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by the Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at the fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by the fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund will have the following features: (1) they will be in writing and will be physically held by the Fund’s custodian; (2) the Fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their

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exercise price will be (i) the Fund’s acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the Fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

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Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in the Fund’s portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund’s average portfolio maturity. As a result, the Fund’s return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued Securities. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Fund will consider them to have been purchased on the date when it committed itself to the purchase.

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A security purchased on a when-issued basis, like all securities held by the Fund, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Fund’s prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if the Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund’s Trustees.

Fund holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the Funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

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There is no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUND

Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Trust, DeIM with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds.

The Advisor manages the Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different

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amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The present investment management agreement for the Fund (the “Agreement”) was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last approved by the Trustees on September 23, 2005, will continue in effect until September 30, 2006, and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust (“Independent Trustees” or “Non-Interested Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund’s portfolio consistent with the Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to the Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

From August 1, 2004 to June 12, 2005 the Trust, on behalf of the Fund, paid the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of the Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets and 0.25% of combined average daily net assets of the Fund over $800 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Effective June 13, 2005, the Trust on behalf of the Fund, pays the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of the Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets, 0.25% of the next $800 million of combined assets, 0.24% of the next $800 million of combined net assets, 0.23% of the next $800 million of combined net assets, and 0.22% of combined average daily net assets of the Fund over $3.2 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For three years from the commencement of operations of the Class A, Class B and Class C shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Class A, Class B and Class C shares total operating expenses at 0.96%, 1.67% and 1.60%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and trustee and trustee counsel fees.

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The advisory fees paid by the Fund for its last three fiscal years are shown in the table below.

Fund	2005	2004	2003
Money Market Prime Series	$8,951,891	$10,186,555	$12,089,174

Under the Agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreements, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Fund’s expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

The Fund, the Advisor and the Fund’s principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

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The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the

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Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds’ Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

FUND SERVICE PROVIDERS

Pursuant to an Underwriting and Distribution Services Agreement (“Distribution Agreement”), DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement, last approved by the Trustees on September 23, 2005, will continue in effect until September 30, 2006, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Independent Trustees. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by DWS-SDI upon 60 days’ notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase and Redemption of Shares,” DWS-SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund’s shares. DWS-SDI receives no compensation from the Fund as principal underwriter for Class A shares.

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Shareholder and administrative services are provided to the Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with DWS-SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days’ notice. Termination with respect to the Class A, Class B or Class C shares of the Fund may be by a vote of (i) the majority of the Board members of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, Class B or Class C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in the Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in the Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan (as defined below), DWS-SDI receives compensation from the Fund for its services under the Services Agreement.

Rule 12b-1 Plan

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (a “Rule 12b-1 Distribution Plan”) that provides for fees payable as an expense of the Class B shares and Class C shares that are used by DWS-SDI to pay for distribution services for those classes. The Fund has adopted a plan pursuant to Rule 12b-1, that provides for shareholder and administrative services to the Fund on behalf of its Class A, Class B and Class C shareholders under the Fund’s Services Agreement with DWS-SDI (a “Rule 12b-1 Services Plan”). Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 Service Plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since the Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by DWS-SDI to pay for distribution services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by the Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse DWS-SDI for its expenses incurred.

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Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, DWS-SDI receives a fee from the Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DWS-SDI receives a fee from the Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DWS-SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. Effective January 1, 2006, DWS-SDI will no longer advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from the Fund under a Rule 12b-1 Services Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of the Fund.

With respect to Class A shares of the Fund, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares of the Fund, commencing with the month after investment. With respect to Class B and Class C shares of the Fund, DWS-SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. Effective January 1, 2006, DWS-SDI will no longer advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for the Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on the Fund’s records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of the Trust, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Certain officers of the Trust are also officers of the Advisor or DWS-SDI, as indicated under “Officers and Trustees.”

Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund’s prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance

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on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Fund and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Fund.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Fund. SSB attends to the collection of principal and income, and payment for and collection of proceeds bought and sold by the Fund.

SSB also acts as transfer agent for the Fund. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (DWS-SISC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent.” State Street receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $10 per account, a $5 new account set up fee, an annual asset based fee of 0.05% of average daily net assets and out-of-pocket expense reimbursement.

During the fiscal year ended July 31, 2005, shareholder service fees were remitted for the Fund in the amount of $3,256,811 to DWS-SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2004, shareholder service fees were remitted for the Fund in the amount of $3,552,414 to DWS-SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2003, shareholder service fees were remitted for the Fund in the amount of $4,595,480 to DWS-SISC as Shareholder Service Agent.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Fund.

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Custodian’s fee may be reduced by certain earnings credits in favor of the Fund.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same class if the distribution check is returned as undeliverable.

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms (“Firms”) provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. The Fund has authorized the Shareholder Service Agent to pay to these Firms, out of the Fund’s assets, up to 0.25 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Fund and other similar functions. These Firms also coordinate with the Transfer Agent in connection with the Fund’s check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written

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confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Fund’s prospectus.

The Fund may waive the minimum for purchases by trustees, officers or employees of the Fund or the Manager and its affiliates.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by DWS Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by DWS-SDI

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in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, DWS-SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DWS-SDI.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. DWS-SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Classes of Shares. As reflected in the prospectus, the Fund is primarily designed to serve as a money market fund alternative for investors purchasing Class A, Class B and Class C shares of other DWS Funds and not as a stand alone money market fund. Thus, investors may consider purchasing shares of the Fund on exchange from a like class of another DWS Fund, or as part of an asset allocation strategy across like class shares of several DWS Funds. In addition, investors may consider purchasing shares of the Fund with the intention of gradually exchanging into like class shares of one or more DWS Funds (e.g., using a strategy of “dollar cost” averaging). In considering which class of the Fund is most appropriate, investors will want to consider with their financial advisor the overall structure of their investment program within the DWS family and the role that the Fund will play as the money market fund alternative within that structure. Since Class A shares of the Fund are sold without a sales charge (although there may be a sales charge on exchange to Class A shares of other DWS Funds) and have lower expenses than Class B and Class C shares, Class B and Class C shares of the Fund would not be appropriate as a stand alone investment that is not integrated into an investment program across like class shares of other DWS Funds.

DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares of DWS Funds. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for DWS-branded plans under an alliance with DWS-SDI and its affiliates (“DWS Scudder Flex Plans” and “DWS Scudder Choice Plans”).

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice Plans.

a.	Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

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c.	Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Direct Deposit Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Wires. To purchase shares of the Fund and obtain the same day’s dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to 2:00 p.m. Eastern time on that day. If you wish to make a purchase of $500,000 or more, you should notify the Fund’s transfer agent of such a purchase by calling 1-800-621-1048. If either the federal funds or the account information is received after 2:00 p.m. Eastern time, but both the funds and the information are made available before the close of regular trading on The New York Stock Exchange, Inc. (the “Exchange”) (normally 4 p.m. Eastern time) on any business day, shares will be purchased at net asset value determined on that day but you will not receive the dividend; in such cases, dividends commence on the next business day.

Share Pricing. Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of the Fund is computed as of the close of regular trading (the “value time”) on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund seeks to maintain a net asset value of $1.00 per share. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the Exchange.

Redemptions

Payment of redemption proceeds may be made in securities upon consent of a redeeming shareholder. The Trust may suspend or postpone redemptions with respect to the Fund as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the

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right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

In addition, the Trust may delay payment of redemptions with respect to the Fund in the event of a closing of the Federal Reserve Bank’s wire payment system until a reasonable time after the system reopens, but in any event the Trust may not delay payment more than seven business days except under the circumstances discussed above.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firm must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at net asset value may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the

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investment is received. For example, an investment made in March 1998 will be eligible for the second year’s charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

As reflected in the prospectus, the CDSC would not apply to Class A shares of the Fund acquired directly but only to shares acquired on exchange from another DWS Fund purchased under the Large Order NAV Purchase Privilege. To the extent that the CDSC may be applicable to certain Class A shares, the Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s DWS Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

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The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

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Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Fund at the net asset value. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends invested in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. To use this privilege of investing dividends of the Fund in shares in another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in the Fund.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”).

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income and the diversification of its assets. The Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund’s distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

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Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the Fund’s assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to the current US withholding tax rate on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service (“IRS”) to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are “substantial users” (or persons related thereto) of facilities financed by such obligations. The Fund has not undertaken any investigation as to the users of the facilities financed by bonds in its portfolio.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.

Exempt-interest dividends are included as income for purposes of determining whether the amount of a shareholder’s total social security benefits and railroad retirement benefits are subject to tax.

NET ASSET VALUE

The net asset value of shares of the Fund is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the

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market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of  1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of the Fund as of August 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Funds and the Trust.

Independent Board Members

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	69

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Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	69

Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	69

James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	69

Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	69

Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	69

William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	69

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Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	72

* Inception date of the corporation which was the predecessor to the L.L.C.

Officers(2)

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael G. Clark(4) (1965) President, 2006-present	Managing Director(3), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

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Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)	Executive title, not a board directorship.

(4)	Address: 345 Park Avenue, New York, New York 10154.

(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

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Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust’s Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Trustee received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Trustee receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

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The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2005.

Name of Board Member	Compensation from DWS Money Market Prime Series	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Board Member from Fund Complex(3)(4)(5)
John W. Ballantine	$8,450	$0	$215,150
Donald L. Dunaway(1)	$8,590	$0	$224,660
James R. Edgar(2)	$7,140	$0	$173,790
Paul K. Freeman	$8,490	$0	$215,150
Robert B. Hoffman	$7,680	$0	$187,940
William McClayton	$7,420	$0	$181,180
Shirley D. Peterson(6)	$8,220	$0	$208,580
Robert H. Wadsworth	$7,050	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Mr. Dunaway are $8,138.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $58,983.

(3)	For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

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(5)	If the new Independent Trustee compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Trustee, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership in the Trust and all funds in the fund complex overseen by each Trustee as of December 31, 2005.

Name of Trustee	Dollar Range of Securities Owned in DWS Money Market Prime Series	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee

John W. Ballantine	None	Over $100,000
Donald L. Dunaway*	None	Over $100,000
James R. Edgar*	None	Over $100,000
Paul K. Freeman	None	$1-$10,000**
Robert B. Hoffman	None	Over $100,000
William McClayton	None	$50,001-$100,000***
Shirley D. Peterson	None	Over $100,000
Robert H. Wadsworth	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”

**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.

***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can

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be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None

As of July 18, 2006, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares.

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, the Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

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FUND ORGANIZATION

Organizational Description

DWS Money Funds is an open-end, diversified, management investment company, organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective April 14, 1997, the name of the Trust was changed from Kemper Money Funds to Zurich Money Funds. Effective April 8, 2002, the name of the Trust was changed from Zurich Money Funds to Scudder Money Funds. Also effective April 8, 2002, Zurich Money Market Fund was redesignated Scudder Money Market Fund, Zurich Government Money Fund was redesignated Scudder Government Money Fund and Zurich Tax-Free Money Fund was redesignated Scudder Tax-Exempt Money Fund. On May 1, 2004, Scudder Government Money Fund was redesignated Scudder Government & Agency Money Fund. Effective February 6, 2006, the name of the Trust was changed from Scudder Money Funds to DWS Money Funds. Also effective February 6, 2006, Scudder Money Market Fund was redesignated DWS Money Market Fund, Scudder Government & Agency Money Fund was redesignated DWS Government & Agency Money Fund and Scudder Tax-Exempt Money Fund was redesignated DWS Tax-Exempt Money Fund. On August 1, 2006, DWS Money Market Fund was redesignated DWS Money Market Prime Series.

The Trust may issue an unlimited number of shares of beneficial interest, all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. Currently, the Trust’s shares are not divided into classes.

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of the Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or

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instrument entered into or executed by the Fund or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16 (c) under the 1940 Act.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

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•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting” at he bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of a Fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1148.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of the Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated July 31, 2005 and the Semiannual Report to Shareholders of the Funds dated January 31 2006, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

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APPENDIX — RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2, Duff-1, Duff-2 and F-1, F-2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The ratings F-1 and F-2 are the highest commercial paper ratings assigned by Fitch Investors Services, Inc. Issues assigned a rating of F-1 are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned an F-1 rating.

MIG-1 and MIG-2 Municipal Notes

Moody’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S CORPORATION BOND RATINGS

AAA. This is the highest rating assigned by Standard & Poor’s Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

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MOODY’S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

AAA. Highest credit quality. This rating denotes the lowest degree of credit risk.

AA. Very high credit quality. This rating denotes a very low expectation of credit risk.

DUFF & PHELP’S INC. BOND RATINGS

AAA. Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA. High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

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Appendix B

SUPPLEMENT TO THE CURRENTLY EFFECTIVE

PROSPECTUS DATED AUGUST 1, 2006

DWS MONEY MARKET PRIME SERIES

DWS Cash Investment Trust Class S

The Annual Total Returns bar chart and the Average Annual Total Returns table under the section “The Fund’s Performance History” are revised and replaced in their entirety with the following:

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	5.02
1997	5.14
1998	5.06
1999	4.76
2000	6.04
2001	3.70
2002	1.29
2003	0.61
2004	0.76
2005	2.67

2006 Total Return as of June 30: 2.04%

For the periods included in the bar chart:

Best Quarter: 1.55%, Q3 2000	Worst Quarter: 0.12%, Q4 2003

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
2.67	1.80	3.49

Total return for 2001 includes the effect of a voluntary capital contribution from the advisor. Without this contribution, the total returns would have been lower.

In addition, total returns for 2001 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

[Logo]DWS
SCUDDER
September 15, 2006	Deutsche Bank Group

The following supplements the disclosure under the section “Policies You Should Know About”:

Checkwriting enables you to sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $100. Note as well that we can’t honor any check larger than your balance at the time the check is presented to us, or any check for more than $5,000,000. It’s not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

The fund accepts Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please telephone 1-800-728-3337 or write (DWS Scudder, P.O. Box 219669, Kansas City, MO 64121-9669) the Shareholder Service Agent as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. You must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

Please Retain this Supplement for Future Reference

September 15, 2006

DWS Money Market Prime Series

DWS Cash Investment Trust Class S

Supplement to the currently effective Statement of Additional Information dated August 1, 2006

The following information supplements the “Purchase and Redemption of Shares” section of the fund’s Statement of Additional Information:

Checkwriting. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on the fund’s book for seven business days. Shareholders who use this service may also use other redemption procedures. The fund pays the bank charges for this service. However, the fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The fund, DWS Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the checkwriting procedure.

The fund will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The fund, the fund’s transfer agent, the Shareholder Service Agent or any other person or system handling the transaction is not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the value of the shares of the fund then in the account and available for redemption. The fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a Fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a Fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a Fund may also require that you put your request in writing so that a Fund will receive it within 14 days after you call. If you order a Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a Fund does not do so, a Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

[Logo]DWS’

SCUDDER

Deutsche Bank Group

In case of errors or questions about your ACH debit entry transactions please telephone (1-800-728-3337) or write (DWS Scudder Investments, P.O. Box 219669, Kansas City, MO 64121-9669) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after a Fund sent you the first Fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly.

If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation.

If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a Fund, the Funds’ named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Funds’ agreement with you, a Fund may be liable for your losses or damages. A Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a Fund’s liability shall not exceed the amount of the transfer in question.

A Fund, the Funds’ named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and each Fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Please retain this supplement for future reference.

September 15, 2006

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DWS MONEY FUNDS

DWS Money Market Prime Series

DWS Cash Investment Trust Class S

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for DWS Cash Investment Trust Class S shares of DWS Money Market Prime Series (the “Fund”), a series of DWS Money Funds dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of the Fund, dated July 31, 2005 and the Semiannual Report to Shareholders of the Fund dated January 31, 2006, accompany this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

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This combined Statement of Additional Information contains information about DWS Cash Investment Trust Class S shares (“Class S”) of the Fund, a series of DWS Money Funds (the “Trust”).

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund’s objective will be met.

The Fund has elected to be classified as a diversified series of an open-end management investment company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, the Fund may not:

(1)	Borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	Issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	Concentrate its investments in a particular industry, as the term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time (the Fund’s concentration in the banking industry is described on page 2);

(4)	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	Purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	Purchase physical commodities or contracts relating to physical commodities;

(7)	Make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

With regard to investment restriction (3) above, for the Fund, for purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on standard classifications utilized by ratings agencies, currently consisting of the following: securities arbitrage programs, multi-seller programs, single-seller programs and special investment vehicles.

If the Fund adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The following policies are non-fundamental, and may be changed or eliminated for the Fund by the Board of Trustees of the Trust without a vote of the Fund’s shareholders. The Fund may not:

(1)	Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

(2)	Lend portfolio securities in an amount greater than 5% of its total assets;

(3)	Invest more than 10% of net assets in illiquid securities.

(4)	Invest more than 10% of total assets in non-affiliated registered investment companies.

The Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following types of US Dollar denominated money market instruments that mature in no more than 397 days:

•	Obligations of, or guaranteed by, the US Government, its agencies or instrumentalities.

•	Bank certificates of deposit, time deposits or bankers’ acceptances of US banks (including their foreign branches), Canadian chartered banks and foreign banks (including their US branches).

•	Commercial paper obligations rated A-1 or A-2 by Standard & Poor’s Corporation (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or issued by companies with an unsecured debt issue outstanding currently rated Aa by Moody’s or AA by S&P or higher and investments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody’s or AA by S&P or higher. For a description of these ratings, see “Appendix — Ratings of Investments” herein.

•	Repurchase agreements backed by obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

To the extent the Fund purchases Eurodollar certificates of deposit issued by London branches of US banks, or commercial paper issued by foreign entities, consideration will be given to their marketability, to possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit are not subject to the same regulatory requirements as certificates issued by US banks and associated income may be subject to the imposition of foreign taxes. The Fund may concentrate more than 25% of its assets in bank certificates of deposit or banker’s acceptances of US banks in accordance with its investment objective and policies. Accordingly, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Fund’s assets were not so concentrated. The Fund will not change this policy without a vote of shareholders.

The Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of the Fund’s net assets valued at the time of the transaction would be invested in such securities. If the Fund holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of the Fund to make payment within seven days of the date its shares are tendered for redemption. Securities and Exchange Commission (“SEC”) guidelines provide that the usual limit on aggregate holdings by a money market fund of illiquid assets is 10% of its net assets. The Fund’s Advisor monitors holdings of illiquid securities on an ongoing basis and will take such action as it deems appropriate to help maintain adequate liquidity.

Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

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A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing the Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for the Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are

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different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trust’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future, it would increase the Fund’s volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

As a matter of non-fundamental policy, the Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund’s limitation on investments in illiquid securities.

Certificates of Participation. The Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Fund an undivided interest in the Municipal Security in the proportion that the Fund’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Fund. It is anticipated by the Fund’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a

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third party. As to those instruments with demand features, the Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Subject to its investment objectives and policies, the Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Trust’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis. Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Securities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. All of the securities in which the Fund may invest are US dollar-denominated.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows the Fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered “illiquid” securities and will count towards the Fund’s limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities

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are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of the Fund, has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund are actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Investment in Other Investment Companies. In accordance with applicable law, the Fund may invest its assets in other money market funds with comparable investment objectives. In general, the Fund may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the SEC. As a shareholder of another money market fund, the Fund

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would bear, along with other shareholders, its prorata portion of the other money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses the Fund bears directly (and the Fund bears indirectly on a prorata basis) in connection with its own operations.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments. Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. The Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Trust’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Trust’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by the Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” The Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Fund may not make more than one such investment at any time during such period. The Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, the Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

The assets of the Fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The portfolio of the Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Fund will vary according to the management’s appraisal of money market conditions.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

The Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. The Fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the Fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless in the opinion of bond

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counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which the Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt

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of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or “Ginnie Mae” (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The Fund will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities assigned by Moody’s (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to the Fund’s Advisor; (d) have at the time of purchase Moody’s short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund’s Advisor. See “Appendix” for a more detailed discussion of the Moody’s and S&P ratings outlined above. In addition, the Fund limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See “Net Asset Value.”

Dividends representing net interest income received by the Fund on Municipal Securities will be exempt from federal income tax when distributed to the Fund’s shareholders. Such dividend income may be subject to state and local taxes. The fund’s assets will consist of Municipal Securities, taxable temporary investments as described below and cash. The Fund considers short-term Municipal Securities to be those that mature in 397 calendar days or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, the Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. The Fund may invest in short-term “private activity” bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Repurchase Agreements. The Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield

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during the Fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff.

A repurchase agreement provides a means for the Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) “acquires a security (Obligation)” and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected an interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by the Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at the Fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by the Fund will have the following features: (1) they will be in writing and will be physically held by the Fund’s custodian; (2) the Fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their

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exercise price will be (i) the Fund’s acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the Fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities

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of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in the Fund’s portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund’s average portfolio maturity. As a result, the Fund’s return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued Securities. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Fund will consider them to have been purchased on the date when it committed itself to the purchase.

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A security purchased on a when-issued basis, like all securities held by the Fund, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Fund’s prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if the Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund’s Trustees.

Fund holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

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There is no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUND

Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Trust, DeIM with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual DeIM Fund’s Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds.

The Advisor manages the Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different

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amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The present investment management agreement for the Fund (the “Agreement”) was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last approved by the Trustees on September 23, 2005, will continue in effect until September 30, 2006, and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust (“Independent Trustees” or “Non-Interested Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund’s portfolio consistent with the Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to the Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

From August 1, 2004 to June 12, 2005 the Trust, on behalf of the Fund, paid the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of the Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets and 0.25% of combined average daily net assets of the Fund over $800 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Effective June 13, 2005, the Trust on behalf of the Fund, pays the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of the Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets, 0.25% of the next $800 million of combined assets, 0.24% of the next $800 million of combined net assets, 0.23% of the next $800 million of combined net assets, and 0.22% of combined average daily net assets of the Fund over $3.2 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by the Fund for its last three fiscal years are shown in the table below.

Fund	2005	2004	2003
Money Market Prime Series	$8,951,891	$10,186,555	$12,089,174

For three years from the commencement of operations of the share class, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Class S shares total operating expenses at 0.72%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and trustee and trustee counsel fees.

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Under the Agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Fund’s expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

The Fund, the Advisor and the Fund’s principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to

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evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party. Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made

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for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds’ Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

FUND SERVICE PROVIDERS

Underwriter

The Trust has an underwriting agreement with DWS Scudder Distributors, Inc. (“DWS-SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The distribution agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Fund.

Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund’s shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

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Although the Class S shares of the Fund do not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund’s prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Fund and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Fund.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Fund. SSB attends to the collection of principal and income, and payment for and collection of proceeds bought and sold by the Fund.

SSB also acts as transfer agent for the Fund. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (“DWS-SISC”), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent.” State Street receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $10 per account, a $5 new account set up fee, an annual asset based fee of 0.05% of average daily net assets and out-of-pocket expense reimbursement.

During the fiscal year ended July 31, 2005, shareholder service fees were remitted for the Fund in the amount of $3,256,811 to DWS-SISC as Shareholder Service Agent.

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During the fiscal year ended July 31, 2004, shareholder service fees were remitted for the Fund in the amount of $3,552,414 to DWS-SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2003, shareholder service fees were remitted for the Fund in the amount of $4,595,480 to DWS-SISC as Shareholder Service Agent.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Fund.

Custodian’s fee may be reduced by certain earnings credits in favor of the Fund.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI (“trade date”).

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s

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transfer agent, Service Corporation (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder’s Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

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•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Fund’s prospectus.

The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 through DWS Scudder Investor Services, Inc. by letter, fax, or telephone.

Eligible Class S Investors.

A.	The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. (“DWS-SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

1.	Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

3.	Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

4.	Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

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5.	Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

8.	Shareholders of Class S of Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

9.	Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.

B.	The following additional investors may purchase Class S shares of DWS Funds.

1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

Wire Transfer of Federal Funds. Orders for shares of a Fund will become effective when an investor’s bank wire order or check is converted into federal funds (monies credited to the account of State Street Bank and Trust Company (the “Custodian”) with its registered Federal Reserve Bank). If payment is transmitted by the Federal

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Reserve Wire System, the order will become effective upon receipt. Orders will be executed at 5:00 p.m. on the same day if a bank wire or check is converted to federal funds or a federal funds’ wire is received by 5:00 p.m. In addition, if investors known to a Fund notify the Fund by 5:00 p.m. that they intend to wire federal funds to purchase shares of a Fund on any business day and if monies are received in time to be invested, orders will be executed at the net asset value per share determined at 5:00 p.m. the same day. Wire transmissions may, however, be subject to delays of several hours, in which event the effectiveness of the order will be delayed. Payments by a bank wire other than the Federal Reserve Wire System may take longer to be converted into federal funds. When payment for shares is by check drawn on any member of the Federal Reserve System, federal funds normally become available to the Fund on the business day after the check is deposited.

Purchase orders received between 4:00 and 5:00 Eastern time, for effectiveness at the 5:00 Eastern time net asset value determination may be rejected based on certain guidelines. In particular, only investors known to the Fund may submit wire purchase orders between 4:00 and 5:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by a Fund, the size of the order submitted, general market conditions, and the availability of investments for a Fund.

Shares of a Fund may be purchased by writing or calling the Transfer Agent. Orders for shares of a particular class of a Fund will be executed at the net asset value per share of such class next determined after an order has become effective.

Redemptions

Payment of redemption proceeds may be made in securities upon consent of a redeeming shareholder. The Trust may suspend or postpone redemptions with respect to the Fund as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

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Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Fund at the net asset value. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends invested in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. To use this privilege of investing dividends of the Fund in shares in another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in the Fund.

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If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”).

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income and the diversification of its assets. The Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund’s distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the Fund’s assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

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Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to the current US withholding tax rate on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service (“IRS”) to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are “substantial users” (or persons related thereto) of facilities financed by such obligations. The Funds have not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.

Exempt-interest dividends are included as income for purposes of determining whether the amount of a shareholder’s total social security benefits and railroad retirement benefits are subject to tax.

NET ASSET VALUE

The net asset value of shares of the Fund is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if

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any, should be initiated. If a Fund’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of a Fund’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of the Fund as of August 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Funds and the Trust.

Independent Board Members

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp	69

John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	69

Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	69

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Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	69

Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	69

Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	69

William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	69

Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	72

	* Inception date of the corporation which was the predecessor to the L.L.C.

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Officers(2)

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen

Michael G. Clark (4) (1965) President, 2006-present	Managing Director (3), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director (3), Deutsche Asset Management	n/a

Paul H. Schubert (4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director (3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette (5) (1962) Secretary, 2001-present	Director (3), Deutsche Asset Management	n/a

Patricia DeFilippis (4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger (4) (1962) Assistant Secretary, 2005-present	Director (3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson (5) (1962) Assistant Secretary, 1998-present	Managing Director (3), Deutsche Asset Management	n/a

Scott M. McHugh (5) (1971) Assistant Treasurer, 2005-present	Director (3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (5) (1957) Assistant Treasurer, 2003-present	Director (3), Deutsche Asset Management	n/a

John Robbins (4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director (3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo (4) (1962) Chief Compliance Officer, 2004-present	Managing Director (3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

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(1)	Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)	Executive title, not a board directorship.

(4)	Address: 345 Park Avenue, New York, New York 10154.

(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

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Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust’s Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Trustee received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Trustee receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2005.

Name of Board Member	Compensation from DWS Money Market Prime Series	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Board Member from Fund Complex (3) (4) (5)
John W. Ballantine	$8,450	$0	$215,150
Donald L. Dunaway (1)	$8,590	$0	$224,660
James R. Edgar (2)	$7,140	$0	$173,790

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Name of Board Member	Compensation from DWS Money Market Prime Series	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Board Member from Fund Complex (3) (4) (5)
Paul K. Freeman	$8,490	$0	$215,150
Robert B. Hoffman	$7,680	$0	$187,940
William McClayton	$7,420	$0	$181,180
Shirley D. Peterson (6)	$8,220	$0	$208,580
Robert H. Wadsworth	$7,050	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Mr. Dunaway are $8,138.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $58,983.

(3)	For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5)	If the new Independent Trustee compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Trustee, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee

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agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership in the Trust and all funds in the fund complex overseen by each Trustee as of December 31, 2005.

Name of Trustee	Dollar Range of Securities Owned in DWS Money Market Prime Series	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
John W. Ballantine	None	Over $100,000
Donald L. Dunaway*	None	Over $100,000
James R. Edgar*	None	Over $100,000
Paul K. Freeman	None	$1-$10,000**
Robert B. Hoffman	None	Over $100,000
William McClayton	None	$50,001-$100,000***
Shirley D. Peterson	None	Over $100,000
Robert H. Wadsworth	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”

**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.

***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None

As of July 18, 2006, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

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To the best of the Fund’s knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares.

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, the Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

FUND ORGANIZATION

Organizational Description

DWS Money Funds is an open-end, diversified, management investment company, organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective April 14, 1997, the name of the Trust was changed from Kemper Money Funds to Zurich Money Funds. Effective April 8, 2002, the name of the Trust was changed from Zurich Money Funds to Scudder Money Funds. Also effective April 8, 2002, Zurich Money Market Fund was redesignated Scudder Money Market Fund, Zurich Government Money Fund was redesignated Scudder Government Money Fund and Zurich Tax-Free Money Fund was redesignated Scudder Tax-Exempt Money Fund. On May 1, 2004, Scudder Government Money Fund was redesignated Scudder Government & Agency Money Fund. Effective February 6, 2006, the name of the Trust was changed from Scudder Money Funds to DWS Money Funds. Also effective February 6, 2006, Scudder Money Market Fund was redesignated DWS Money Market Fund, Scudder Government & Agency Money Fund was redesignated DWS Government & Agency Money Fund and Scudder Tax-Exempt Money Fund was redesignated DWS Tax-Exempt Money Fund. On August 1, 2006, DWS Money Market Fund was redesignated DWS Money Market Prime Series.

The Trust may issue an unlimited number of shares of beneficial interest, all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. Currently, the Trust’s shares are not divided into classes.

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable,

35

have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

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PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a

37

certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting” at he bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of a Fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1148.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of the Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated July 31, 2005 and the Semiannual Report to the Shareholders of the Funds dated January 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

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APPENDIX — RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2, Duff-1, Duff-2 and F-1, F-2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The ratings F-1 and F-2 are the highest commercial paper ratings assigned by Fitch Investors Services, Inc. Issues assigned a rating of F-1 are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned an F-1 rating.

MIG-1 and MIG-2 Municipal Notes

Moody’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S CORPORATION BOND RATINGS

AAA. This is the highest rating assigned by Standard & Poor’s Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

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MOODY’S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

AAA. Highest credit quality. This rating denotes the lowest degree of credit risk.

AA. Very high credit quality. This rating denotes a very low expectation of credit risk.

DUFF & PHELP’S INC. BOND RATINGS

AAA. Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA. High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

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Supplement to the currently effective Statements of Additional Information for Class S shares of the funds listed below:

DWS Balanced Fund	DWS GNMA Fund	DWS Micro Cap Fund
DWS Blue Chip Fund	DWS Gold & Precious Metals Fund	DWS Mid Cap Growth Fund
DWS California Tax-Free Income Fund	DWS RREEF Global Real Estate Securities Fund	DWS Moderate Allocation Fund
DWS Capital Growth Fund	DWS Growth & Income Fund	DWS Money Market Series: Prime Reserve Class S
DWS Cash Investment Trust	DWS Growth Allocation Fund	DWS Money Market Series: Premium Class S
DWS Commodity Securities Fund	DWS Growth Plus Allocation Fund	DWS New York Tax-Free Income Fund
DWS Conservative Allocation Fund	DWS Health Care Fund	DWS Pacific Opportunities Equity Fund
DWS Core Fixed Income Fund	DWS High Income Plus Fund	DWS RREEF Real Estate Securities Fund
DWS Core Plus Income Fund	DWS High Yield Tax Free Fund	DWS S&P 500 Index Fund
DWS Dreman High Return Equity Fund	DWS Inflation Protected Plus Fund	DWS Short Duration Fund
DWS Dreman Mid Cap Value Fund	DWS Intermediate Tax/AMT Free Fund	DWS Short Term Bond Fund
DWS Dreman Small Cap Value Fund	DWS International Fund	DWS Short-Term Municipal Bond Fund
DWS Emerging Markets Equity Fund	DWS International Select Equity Fund	DWS Small Cap Core Fund
DWS Emerging Markets Fixed Income Fund	DWS International Value Opportunities Fund	DWS Small Cap Growth Fund
DWS Enhanced S&P 500 Index Fund	DWS Japan Equity Fund	DWS Small Cap Value Fund
DWS Equity Income Fund	DWS Large Cap Value Fund	DWS Strategic Income Fund
DWS Europe Equity Fund	DWS Large Company Growth Fund	DWS Tax Free Money Fund
DWS Global Bond Fund	DWS Latin America Equity Fund	DWS Technology Fund
DWS Global Opportunities Fund	DWS Managed Municipal Bond Fund	DWS U. S. Government Securities Fund
DWS Global Thematic Fund	DWS Massachusetts Tax-Free Fund	DWS U.S. Treasury Money Fund

The following information replaces similar disclosure to the list of eligible Class S investors in the “Purchases — Eligible Class S Investors” section of each Fund’s Statement of Additional Information.

Only certain investors are eligible to buy Class S shares, as described in greater detail below.

A.	The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. (“DWS-SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

1.	Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004, and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

3.	Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

4.	Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

5.	Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

8.	Shareholders of Class S of Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

9.	Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.

B.	The following additional investors may purchase Class S shares of DWS Funds.

1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

August 21, 2006

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SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF

ADDITIONAL INFORMATION FOR EACH OF THE LISTED FUNDS

Part I

The following disclosure supplements the currently effective statements of additional information of each of the funds listed below:

DWS Allocation Series	DWS Money Market Trust
DWS Conservative Allocation Fund	DWS Money Market Series
DWS Growth Plus Allocation Fund	DWS Municipal Trust
DWS Growth Allocation Fund	DWS High Yield Tax Free Fund
DWS Moderate Allocation Fund	DWS Managed Municipal Bond Fund
DWS Cash Investment Trust	DWS Mutual Funds, Inc.
DWS Funds Trust	DWS Gold & Precious Metals Fund
DWS Short Term Bond Fund	DWS Portfolio Trust
DWS Global/International Fund, Inc.	DWS Core Plus Income Fund
DWS Emerging Markets Fixed Income Fund	DWS Securities Trust
DWS Global Bond Fund	DWS Health Care Fund
DWS Global Opportunities Fund	DWS Small Cap Value Fund
DWS Global Thematic Fund	DWS State Tax Free Trust
DWS Income Trust	DWS Massachusetts Tax-Free Fund
DWS GNMA Fund	DWS Tax Free Money Fund
DWS International Fund, Inc.	DWS Tax Free Trust
DWS Emerging Markets Equity Fund	DWS Intermediate Tax/AMT Free Fund
DWS Europe Equity Fund	DWS U.S. Treasury Money Fund
DWS International Fund	DWS Value Equity Trust
DWS Latin America Equity Fund	DWS Enhanced S&P 500 Index Fund
DWS Pacific Opportunities Equity Fund	DWS Equity Income Fund
DWS Investment Trust
DWS Capital Growth Fund
DWS Growth & Income Fund
DWS Large Company Growth Fund
DWS S&P 500 Index Fund
DWS Small Cap Core Fund

Shareholders of the funds listed above recently approved the election of the funds’ Board of Trustees/Directors and changes to the funds’ respective investment management agreements between the funds and Deutsche Investment Management Americas Inc., certain fundamental investment restrictions and declarations of trust/articles of incorporation.

Board of Trustees/Directors

The following replaces/supplements the relevant disclosure with respect to the Board under Trustees and Officers or Directors and Officers, as applicable:

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the applicable Trust/Corporation. Because each Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86

Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Member, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute. Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute	88

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, New York University Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86

Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, New York University Stern School of Business (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88

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Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88

Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88

Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88

Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88

Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88

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Carl W. Vogt (1936) Board Member since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	86

Interested Board Member

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996).	84

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2004.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

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The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of each Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2005 with respect to each Fund except as identified in the following table.

Fund	Valuation Committee Meetings Conducted During the Calendar Year Ended December 31, 2005
DWS Emerging Markets Equity Fund	11
DWS Global Bond Fund	7
DWS Global Opportunities Fund	8
DWS Global Thematic Fund	7
DWS Gold & Precious Metals Fund	10
DWS Pacific Opportunities Equity Fund	12

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors each Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Funds’ custody, fund accounting and insurance arrangements, and (iii) reviews the Funds’ investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Trustee/Director receives compensation from each Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee/Director for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees.

Members of the Board of Trustees/Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables

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show compensation from each Fund and aggregate compensation from all of the funds in the fund complex received by each Trustee/Director during the calendar year 2005. Mr. Froewiss became a member of the Board on September 15, 2005. Drs. Gruber, Herring, and Saunders, Messrs. Jones and Searcy and Ms. Rimel became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods. No Board Member receives any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Capital Growth Fund	DWS Conservative Allocation Fund*	DWS Core Plus Income Fund	DWS Emerging Markets Equity Fund
Henry P. Becton, Jr.	$6,067	$0	$3,300	$1,123
Dawn-Marie Driscoll	$7,524	$0	$4,045	$1,296
Keith R. Fox	$6,797	$0	$3,695	$1,209
Kenneth C. Froewiss	$1,841	$0	$862	$329
Jean Gleason Stromberg	$6,644	$0	$3,562	$1,185
Carl W. Vogt	$5,946	$0	$3,241	$1,109

*	Each Independent Trustee receives compensation for his or her services to the Fund, but such compensation is borne by the underlying funds in which the Fund invests, rather than directly by the Fund.

	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Emerging Markets Fixed Income Fund	DWS Enhanced S&P 500 Index Fund	DWS Equity Income Fund	DWS Europe Equity Fund
Henry P. Becton, Jr.	$1,118	$847	$984	$1,947
Dawn-Marie Driscoll	$1,288	$942	$1,121	$2,330
Keith R. Fox	$1,204	$895	$1,052	$2,141
Kenneth C. Froewiss	$312	$237	$278	$558
Jean Gleason Stromberg	$1,175	$878	$1,030	$2,090
Carl W. Vogt	$1,106	$840	$973	$1,916

	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Global Bond Fund	DWS Global Opportunities Fund	DWS Global Thematic Fund	DWS GNMA Fund
Henry P. Becton, Jr.	$1,092	$2,382	$3,502	$11,868
Dawn-Marie Driscoll	$1,256	$2,901	$4,324	$14,998
Keith R. Fox	$1,175	$2,644	$3,920	$13,468
Kenneth C. Froewiss	$298	$643	$932	$3,047
Jean Gleason Stromberg	$1,146	$2,555	$3,778	$12,936
Carl W. Vogt	$1,080	$2,342	$3,439	$11,628

	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Gold & Precious Metals Fund	DWS Growth Allocation Fund*	DWS Growth & Income Fund	DWS Growth Plus Allocation Fund*
Henry P. Becton, Jr.	$1,986	$0	$16,922	$0
Dawn-Marie Driscoll	$2,392	$0	$21,463	$0
Keith R. Fox	$2,195	$0	$19,237	$0
Kenneth C. Froewiss	$504	$0	$4,310	$0
Jean Gleason Stromberg	$2,115	$0	$18,437	$0
Carl W. Vogt	$1,954	$0	$16,575	$0

*	Each Independent Trustee receives compensation for his or her services to the Fund, but such compensation is borne by the underlying funds in which the Fund invests, rather than directly by the Fund.

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	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Health Care Fund	DWS High Yield Tax-Free Fund	DWS Intermediate Tax/AMT Free Fund	DWS International Fund
Henry P. Becton, Jr.	$1,283	$3,242	$3,216	$5,830
Dawn-Marie Driscoll	$1,503	$3,406	$3,979	$6,816
Keith R. Fox	$1,395	$3,622	$3,600	$6,585
Kenneth C. Froewiss	$352	$877	$850	$1,471
Jean Gleason Stromberg	$1,356	$3,499	$3,468	$6,315
Carl W. Vogt	$1,267	$3,185	$3,157	$5,718

	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Large Company Growth Fund	DWS Latin America Equity Fund	DWS Managed Municipal Bond Fund	DWS Massachusetts Tax Free Fund
Henry P. Becton, Jr.	$1,990	$1,948	$15,252	$2,110
Dawn-Marie Driscoll	$3,105	$2,393	$19,304	$2,556
Keith R. Fox	$2,202	$2,198	$17,319	$2,338
Kenneth C. Froewiss	$510	$552	$3,974	$559
Jean Gleason Stromberg	$2,126	$2,130	$16,641	$2,262
Carl W. Vogt	$1,959	$1,967	$14,942	$2,079

	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Moderate Allocation Fund*	DWS Pacific Opportunities Equity Fund	DWS Short Term Bond Fund
Henry P. Becton, Jr.	$0	$859	$3,530
Dawn-Marie Driscoll	$0	$958	$4,364
Keith R. Fox	$0	$908	$3,955
Kenneth C. Froewiss	$0	$241	$908
Jean Gleason Stromberg	$0	$891	$3,811
Carl W. Vogt	$0	$851	$3,466

*	Each Independent Trustee receives compensation for his or her services to the Fund, but such compensation is borne by the underlying funds in which the Fund invests, rather than directly by the Fund.

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	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Small Cap Core Fund	DWS Small Cap Value Fund	DWS S&P 500 Index Fund
Henry P. Becton, Jr.	$1,058	$1,635	$3,025
Dawn-Marie Driscoll	$1,212	$1,955	$3,740
Keith R. Fox	$1,135	$1,797	$3,387
Kenneth C. Froewiss	$291	$435	$779
Jean Gleason Stromberg	$1,108	$1,740	$3,254
Carl W. Vogt	$1,046	$1,610	$2,972

	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Cash Investment Trust	DWS Money Market Series	DWS Tax Free Money Fund	DWS U.S. Treasury Money Fund
Henry P. Becton, Jr.	$2,958	$41,316	$1,206	$1,193
Dawn-Marie Driscoll	$3,623	$52,297	$1,400	$1,382
Keith R. Fox	$3,300	$46,852	$1,305	$1,291
Kenneth C. Froewiss	$788	$11,867	$330	$323
Jean Gleason Stromberg	$3,180	$45,342	$1,273	$1,260
Carl W. Vogt	$2,908	$40,453	$1,191	$1,178

Name of Trustee/Director	Total Compensation from Fund and Fund Complex(1)
Independent Trustees/Directors
Henry P. Becton, Jr.(3)(4)	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$203,829
Keith R. Fox(3)(4)(5)	$184,829
Kenneth C. Froewiss(3)(5)(6)	$129,687
Martin J. Gruber(7)(9)	$135,000
Richard J. Herring(7)(8)(9)	$136,000
Graham E. Jones(7)(9)	$144,000
Rebecca W. Rimel(7)(8)(9)	$146,280
Philip Saunders, Jr.(7)(9)	$145,000
William N. Searcy, Jr.(7)(9)	$150,500
Jean Gleason Stromberg(3)(4)(5)	$178,549
Carl W. Vogt(3)(4)(5)	$162,049

(1)	The Fund Complex is composed of 167 funds.
(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(3)	For each Trustee/Director, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. For Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Trustees/Directors for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

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(5)	Aggregate compensation also reflects amounts paid to the Trustees/Directors for special meetings of the board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.
(6)	Mr. Froewiss was appointed to the board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.
(7)	During calendar year 2005, the total number of funds overseen by each Trustee/Director was 55 funds.
(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(9)	Aggregate compensation reflects amounts paid to the Trustees/Directors for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable Funds.

Trustee/Director Fund Ownership

The following tables show the dollar range of equity securities beneficially owned by each trustee/director in each Fund as of December 31, 2005.

Each trustee/director owns over $100,000 of shares on an aggregate basis in all DWS Funds overseen by the trustee/director as of December 31, 2005, except for Mr. Schwarzer, who does not own shares of any such fund. Mr. Schwarzer joined the U.S. Mutual Funds business of Deutsche Asset Management in 2005.

Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Capital Growth Fund	DWS Conservative Allocation Fund	DWS Core Plus Income Fund	DWS Emerging Markets Equity Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$10,001 – $50,000	$1 – $10,000
Dawn-Marie Driscoll	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000	$10,001 – $50,000
Keith R. Fox	None	None	None	$50,001 – $100,000
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	$1 – $10,000	None	None	None
Carl W. Vogt	None	None	None	$1 – $10,000
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

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Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Emerging Markets Fixed Income Fund	DWS Enhanced S&P 500 Index Fund	DWS Equity Income Fund	DWS Europe Equity Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$10,001 – $50,000	None	$10,001 – $50,000
Dawn-Marie Driscoll	$1 – $10,000	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Keith R. Fox	None	None	None	$50,001 – $100,000
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	$10,001 – $50,000	None	$10,001 – $50,000
Carl W. Vogt	None	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Global Bond Fund	DWS Global Opportunities Fund	DWS Global Thematic Fund	DWS GNMA Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$10,001 - $50,000	$10,001 – $50,000	$10,001 - $50,000	$10,001 – $50,000
Dawn-Marie Driscoll	None	None	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	$10,001 - $50,000
Rebecca W. Rimel	None	None	$50,001 - $100,000	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	$10,001 – $50,000
Carl W. Vogt	None	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Gold & Precious Metals Fund	DWS Growth Allocation Fund	DWS Growth & Income Fund	DWS Growth Plus Allocation Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$10,001 – $50,000	None
Dawn-Marie Driscoll	$1 – $10,000	$1 – $10,000	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	$10,001 – $50,000	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	$10,001 – $50,000	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	$10,001 – $50,000	None	$50,001 – $100,000	None
Carl W. Vogt	$1 – $10,000	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

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Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Health Care Fund	DWS High Yield Tax- Free Fund	DWS Intermediate Tax/AMT Free Fund	DWS International Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Dawn-Marie Driscoll	$1 – $10,000	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	None	None	$10,001 – $50,000
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	Over $100,000
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	$10,001 – $50,000	None	None
Carl W. Vogt	None	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Large Company Growth Fund	DWS Latin America Equity Fund	DWS Managed Municipal Bond Fund	DWS Massachusetts Tax Free Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000	$1 – $10,000
Dawn-Marie Driscoll	$1 – $10,000	None	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	$50,001 – $100,000	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	$10,001 – $50,000	None
Carl W. Vogt	None	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

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Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Moderate Allocation Fund	DWS Pacific Opportunities Equity Fund	DWS Short Term Bond Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Dawn-Marie Driscoll	$10,001 – $50,000	None	$1 – $10,000
Keith R. Fox	None	$50,001 – $100,000	None
Kenneth C. Froewiss	None	None	None
Martin J. Gruber	None	None	None
Richard J. Herring	None	None	None
Graham E. Jones	None	None	None
Rebecca W. Rimel	None	None	None
Philip Saunders, Jr.	None	None	None
William N. Searcy, Jr.	None	None	None
Jean Gleason Stromberg	$10,001 – $50,000	None	None
Carl W. Vogt	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Small Cap Core Fund	DWS Small Cap Value Fund	DWS S&P 500 Index Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Dawn-Marie Driscoll	$1 – $10,000	$10,001 – $50,000	$10,001 – $50,000
Keith R. Fox	None	None	None
Kenneth C. Froewiss	None	None	None
Martin J. Gruber	None	None	None
Richard J. Herring	None	None	None
Graham E. Jones	None	None	None
Rebecca W. Rimel	None	None	$50,001 – $100,000
Philip Saunders, Jr.	None	None	$50,001 – $100,000
William N. Searcy, Jr.	None	None	None
Jean Gleason Stromberg	None	None	None
Carl W. Vogt	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None

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Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Cash Investment Trust	DWS Money Market Series	DWS Tax Free Money Fund	DWS U.S. Treasury Money Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1-$10,000	$10,001-$50,000	$1-$10,000	$1-$10,000
Dawn-Marie Driscoll	$1-$10,000	$10,001 - $50,000	$10,001-$50,000	None
Keith R. Fox	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	Over $100,000	None	None
Carl W. Vogt	None	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Investment Management Agreements/Administrative Agreement

The following replaces/supplements the relevant disclosure under Management of the Fund:

The Board and the shareholders recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Fund. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund’s policies as stated in its Prospectus and SAI, or as adopted by the Fund’s Board. The Advisor will also monitor, to the extent not monitored by the Fund’s administrator or other agent, the Fund’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund’s Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund’s share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund’s custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

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The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice.

For all services provided under the Investment Management Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Fund	Management Fee Rate
DWS Capital Growth Fund	0.495% to $250 million 0.465% next $750 million 0.445% next $1.5 billion 0.425% next $2.5 billion 0.395% next $2.5 billion 0.375% next $2.5 billion 0.355% next $2.5 billion 0.335% thereafter
DWS Conservative Allocation Fund	0.00%
DWS Core Plus Income Fund	0.465% to $250 million 0.435% next $750 million 0.415% next $1.5 billion 0.395% next $2.5 billion 0.365% next $2.5 billion 0.345% next $2.5 billion 0.325% next $2.5 billion 0.315% thereafter
DWS Emerging Markets Equity Fund	1.100% to $250 million 1.075% next $500 million 1.050% thereafter
DWS Emerging Markets Fixed Income Fund	0.665% to $500 million 0.650% next $500 million 0.635% next $1.0 billion 0.620% thereafter
DWS Enhanced S&P 500 Index Fund	0.415% to $500 million 0.390% next $500 million 0.365% thereafter
DWS Equity Income Fund	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter
DWS Europe Equity Fund	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter

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DWS Global Bond Fund	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter
DWS Global Opportunities Fund	1.015%
DWS Global Thematic Fund	0.915% to $500 million 0.865% next $500 million 0.815% next $500 million 0.765% next $500 million 0.715% thereafter
DWS GNMA Fund	0.315% to $5.0 billion 0.300% next $1.0 billion 0.285% thereafter
DWS Gold & Precious Metals Fund	0.915% to $500 million 0.865% thereafter
DWS Growth Allocation Fund	0.00%
DWS Growth & Income Fund	0.365% to $250 million 0.360% next $750 million 0.355% next $1.5 billion 0.345% next $5.0 billion 0.335% next $5.0 billion 0.325% next $5.0 billion 0.300% thereafter
DWS Growth Plus Allocation Fund	0.00%
DWS Health Care Fund	0.765% to $500 million 0.715% thereafter
DWS High Yield Tax-Free Fund	0.565% to $300 million 0.515% next $200 million 0.490% thereafter
DWS Intermediate Tax/AMT Free Fund	0.315%
DWS International Fund	0.590% to $6.0 billion 0.540% next $1.0 billion 0.515% thereafter
DWS Large Company Growth Fund	0.615% to $1.5 billion 0.565% next $500 million 0.515% thereafter
DWS Latin America Equity Fund	1.165% to $400 million 1.065% thereafter
DWS Managed Municipal Bond Fund	0.365% to $250 million 0.345% next $750 million 0.325% next $1.5 billion 0.315% next $2.5 billion 0.295% next $2.5 billion 0.275% next $2.5 billion 0.255% next $2.5 billion 0.235% thereafter
DWS Massachusetts Tax Free Fund	0.515% to $400 million 0.440% next $600 million 0.415% thereafter
DWS Moderate Allocation Fund	0.00%

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DWS Pacific Opportunities Equity Fund	0.765% to $250 million 0.735% next $750 million 0.715% next $1.5 billion 0.695% next $2.5 billion 0.665% next $2.5 billion 0.655% next $2.5 billion 0.645% next $2.5 billion 0.635% thereafter

DWS Short Term Bond Fund	0.365% to $1.5 billion 0.340% next $500 million 0.315% next $1.0 billion 0.300% next $1.0 billion 0.285% next $1.0 billion 0.270% next $1.0 billion 0.255% thereafter

DWS Small Cap Core Fund	0.665% to $500 million 0.615% next $500 million 0.565% thereafter

DWS Small Cap Value Fund	0.665% to $500 million 0.615% thereafter

DWS S&P 500 Index Fund	0.00% (1)

DWS Cash Investment Trust	0.315% to $250 million 0.295% next $750 million 0.265% next $1.5 billion 0.235% next $2.5 billion 0.215% next $2.5 billion 0.195% next $2.5 billion 0.175% next $2.5 billion 0.165% thereafter

DWS Money Market Series	0.165% to $1.5 billion 0.150% next $1.75 billion 0.135% next $1.75 billion 0.120% thereafter

DWS Tax Free Money Fund	0.415% to $500 million 0.395% thereafter

DWS U.S. Treasury Money Fund	0.315% to $500 million 0.300% next $500 million 0.285% thereafter

(1)	The Investment Management Agreement provides that the Advisor will be paid a fee of 0.15% of average daily net assets, but that such fee will not be paid so long as substantially all of the Fund’s investment assets are invested in a registered investment company that operates as a “master portfolio.”

In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Fund (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

The Fund recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Fund’s net assets.

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Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund’s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund’s operating expense budgets; reviews and processes the Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Fundamental Investment Restrictions

Except for DWS S&P 500 Index Fund, each fund’s fundamental restriction regarding commodities is replaced with the following:

The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

DWS S&P 500 Index Fund only:

The fund’s fundamental restrictions are replaced with the following:

1.	The Portfolio (or Fund) may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	The Portfolio (or Fund) may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	The Portfolio (or Fund) may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	The Portfolio (or Fund) may not engage in the business of underwriting securities issued by others, except to the extent that the Portfolio (or Fund) may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5.	The Portfolio (or Fund) may not purchase or sell real estate, which term does not include (a) securities of companies which deal in real estate or mortgages or (b) investments secured by real estate or interests therein, except that the Portfolio (or Fund) reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s (or Fund’s) ownership of securities.

6.	The Portfolio (or Fund) may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

17

7.	The Portfolio (or Fund) may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8.	The Portfolio (or Fund) has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

DWS Cash Investment Trust and DWS Money Market Series only:

Each fund’s fundamental restriction regarding concentration is replaced with the following:

The Fund may not concentrate its investments in any particular industry (excluding US Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

The first paragraph under Investment Policies and Techniques – DWS Cash Investment Trust – Bank and Savings and Loan Obligations for DWS Cash Investment Trust and the first paragraph under Investment Policies and Techniques - Bank and Savings and Loan Obligations for DWS Money Market Series are replaced with the following:

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), large foreign branches of large foreign banks and smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

DWS Cash Investment Trust and DWS Money Market Series only:

The following paragraph is added under Investment Policies and Techniques for DWS Cash Investment Trust and replaces the paragraph under Investment Policies and Techniques – Concentration for DWS Money Market Series:

Concentration. The Fund “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry (i.e., banks and other financial institutions), which means that at least 25% of its total assets will be invested in obligations of banks and other financial institutions at all times.

18

DWS Cash Investment Trust only:

The last three sentences of the first paragraph under Investment Policies and Techniques – DWS Cash Investment Trust are replaced with the following:

Because the Fund concentrates its investments in obligations of banks and other financial institutions, changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in obligations of banks and other financial institutions.

The second paragraph under Investment Policies and Techniques – DWS Cash Investment Trust is replaced with the following:

The Fund may invest in short-term securities consisting of obligations issued or guaranteed by the US Government, its agencies or instrumentalities; obligations of supranational organizations such as those listed below; obligations of banks, including bankers’ acceptances, certificates of deposit, deposit notes and time deposits; obligations of savings and loan institutions. The Fund will invest more than 25% of the current value of its total assets in the obligations of banks and other financial institutions (including bank obligations subject to repurchase agreements).

DWS Money Market Series only:

The last sentence in the sixth paragraph under Investment Policies and Techniques is replaced with the following:

The Fund will invest more than 25% of the current value of its total assets in the obligations of banks and other financial institutions (including bank obligations subject to repurchase agreements).

Trust/Corporate Organization

DWS Allocation Series, DWS Cash Investment Trust, DWS Funds Trust, DWS Income Trust, DWS Investment Trust, DWS Money Market Trust, DWS Municipal Trust, DWS Portfolio Trust, DWS Securities Trust, DWS State Tax Free Trust, DWS Tax Free Money Fund, DWS Tax Free Trust and DWS U.S. Treasury Money Fund only:

The following replaces all information under Trust Organization or Fund Organization with respect to the Declaration of Trust and the rights and obligations thereunder, except historical information and information relating to a Trust’s series:

Each Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Declaration of Trust”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the Shareholders; (e)2 a merger, consolidation or sale of assets; (f)2 the

Italicized provision applicable only to DWS Money Market Trust and DWS Income Trust only.

2	Noted provisions applicable to DWS Cash Investment Trust, DWS Tax Free Money Fund, DWS U.S. Treasury Money Fund, DWS Investment Trust, DWS Funds Trust, DWS Municipal Trust, DWS Allocation Series, DWS Portfolio Trust, DWS Securities Trust, DWS State Tax Free Trust, DWS Tax Free Trust and DWS Value Equity Trust only.

19

adoption of an investment advisory or management contract; (g)2 the incorporation of the Trust or any series; (h)2 any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (i) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust’s By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust’s By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

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Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund’s trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

DWS Global/International Fund, Inc., DWS International Fund, Inc. and DWS Mutual Funds, Inc. only:

The following replaces all information under Fund Organization with respect to the Articles of Incorporation and the rights and obligations thereunder, except historical information and information relating to a Corporation’s series:

Each Corporation is a Maryland corporation organized under the laws of Maryland and is governed by Amended and Restated Articles of Incorporation that were approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Articles of Incorporation”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in a Fund’s prospectus. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of a Fund or a class of a Fund shall be automatically converted into shares of another Fund of the Corporation or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a Fund or a class of a Fund shall have the right to convert or exchange their shares into shares of one or more other Funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any Fund or class of a Fund (including shares of the same Fund or class as the share), as the Board of Directors of the Corporation may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more Funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

21

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a Fund or class.

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Corporation to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a Fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act. Payment for shares redeemed shall be made in cash or other property, or any combination thereof; provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

Except as otherwise permitted by the Articles of Incorporation of the Corporation, upon liquidation or termination of a Fund or class, shareholders of such Fund or class of a Fund shall be entitled to receive, pro rata in proportion to the number of shares of such Fund or class held by each of them, a share of the net assets of such Fund or class, and the holders of shares of any other particular Fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same Fund or class).

22

Part II

The following disclosure supplements the currently effective statements of additional information of each of the funds listed below:

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

Cash Reserve Fund, Inc. — Prime Series

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS High Income Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Equity Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS S&P 500 Index Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS Value Builder Fund

The following disclosure supplements the “Rule 12b-1 Plan” section of the funds’ Statements of Additional Information:

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a Fund. In connection with Class B shares, for example, if shares of a Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund’s shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DWS-SDI’s expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

23

Part III

The following disclosure supplements the currently effective statements of additional information of each of the funds listed below:

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS High Income Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Equity Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS S&P 500 Index Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS Value Builder Fund

DWS Scudder Distributors, Inc., the Fund’s distributor, has adopted an Incentive Plan (the “Plan”) covering wholesalers that are regional vice presidents (“DWS Scudder Wholesalers”). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories—”Core,” “Satellite” or “Non-Core/Satellite”–taking into consideration, among other things, the following criteria, where applicable:

•	The fund’s 3 year performance;

•	The fund’s Morningstar rating;

•	Market size for the fund category;

•	The fund’s size, including sales and redemptions of the fund’s shares;

•	The length of time the fund’s Portfolio Manager has managed the fund; and

•	The fund’s consistency with DWS Scudder’s branding.

24

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund’s placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management’s judgment based on the above criteria. In addition, management may consider a fund’s profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS fund website at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of the fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Please Retain This Supplement for Future Reference

July 27, 2006

25

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

DWS Cash Investment Trust – Class S Shares

DWS Intermediate Tax/AMT Free Fund – Class S Shares

DWS Massachusetts Tax-Free Fund – Class S Shares

DWS Money Market Series: Premium Class S Shares

DWS Money Market Series: Prime Reserve Class S Shares

DWS Money Market Series: Managed Shares

DWS Short Term Bond Fund – Class S Shares

DWS Tax-Free Money Fund – Class S Shares

DWS U.S. Treasury Money Fund – Class S Shares

The following information supplements the “Purchase and Redemption of Shares” section of each fund’s Statement of Additional Information:

Effective on or about May 8, 2006 the fund will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The fund, the fund’s transfer agent, the Shareholder Service Agent or any other person or system handling the transaction is not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the value of the shares of the fund then in the account and available for redemption. The fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be.

If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments. If you have told the fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the fund may also require that you put your request in writing so that the fund will receive it within 14 days after you call. If you order the fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the fund does not do so, the fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment.

In case of errors or questions about your ACH debit entry transactions please telephone (1-800-728-3337) or write (DWS Scudder Investments Service Company, P.O. Box 219669, Kansas City, MO 64121-9669) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after the fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after the fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

When you report a suspected transaction, we will need your name and account number, a description of the error or the transfer you are unsure about, an explanation as to why you believe it is an error or why you need more information and the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder

Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the fund, the fund’s named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the fund’s agreement with you, the fund may be liable for your losses or damages. The fund will not be liable to you if (i) there are not sufficient funds available in your account to complete the transfer, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the fund’s liability shall not exceed the amount of the transfer in question.

The fund, the fund’s named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Please Retain This Supplement for Future Reference

April 28, 2006

Supplement to the currently effective Statement of Additional Information for Class S shares of the funds listed below:

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Series: Prime Reserve Class S

DWS Money Market Series: Premium Class S

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Tax Free Money Fund

DWS Technology Fund

Treasury Money Fund

DWS U.S. Treasury Money Fund

The following information supplements the list of eligible Class S investors in the “Purchases –Eligible Class S Investors” section of each Fund’s Statement of Additional Information:

7. Shareholders of Class S of DWS Emerging Markets Fund who became shareholders of the fund in connection with the fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

Please Retain This Supplement for Future Reference

April 17, 2006

Supplement to the currently effective statements of additional information of each of the funds listed below:

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The Trusts/Corporations that the funds are organized under will also be renamed DWS.

The new Trust/Corporation and fund names will be as follows:

Current Trust/Corporation Name / Current Fund Name	New Trust/Corporation Name / New Fund Name, effective February 6, 2006
Global/International Fund, Inc.	DWS Global/International Fund, Inc.
Scudder Emerging Markets Income Fund	DWS Emerging Markets Fixed Income Fund
Scudder Global Bond Fund	DWS Global Bond Fund
Scudder Global Discovery Fund	DWS Global Opportunities Fund
Scudder Global Fund	DWS Global Thematic Fund
Investment Trust	DWS Investment Trust
Scudder Capital Growth Fund	DWS Capital Growth Fund
Scudder Growth and Income Fund	DWS Growth & Income Fund
Scudder Large Company Growth Fund	DWS Large Company Growth Fund
Scudder S&P 500 Index Fund	DWS S&P 500 Index Fund
Scudder Small Company Stock Fund	DWS Small Cap Core Fund
Scudder Advisor Funds	DWS Advisor Funds
Scudder International Equity Fund	DWS International Equity Fund
Scudder Limited-Duration Plus Fund	DWS Short Duration Plus Fund
Scudder Mid Cap Growth Fund	DWS Mid Cap Growth Fund
Scudder Small Cap Growth Fund	DWS Small Cap Growth Fund
Scudder Advisor Funds II	DWS Advisor Funds II
Scudder EAFE Equity Index Fund	DWS EAFE Equity Index Fund
Scudder U.S. Bond Index Fund	DWS U.S. Bond Index Fund
Scudder Advisor Funds III	DWS Advisor Funds III
Scudder Lifecycle Long Range Fund	DWS Lifecycle Long Range Fund
Scudder Blue Chip Fund	DWS Blue Chip Fund
Scudder Cash Investment Trust	DWS Cash Investment Trust
Scudder Equity Trust	DWS Equity Trust
Scudder-Dreman Financial Services Fund	DWS Dreman Financial Services Fund
Scudder Flag Investors Communications Fund, Inc.	DWS Communications Fund
Scudder Flag Investors Equity Partners Fund, Inc.	DWS Equity Partners Fund
Scudder Flag Investors Value Builder Fund, Inc.	DWS Value Builder Fund
Scudder Funds Trust	DWS Funds Trust
Scudder Short Term Bond Fund	DWS Short Term Bond Fund
Scudder High Income Series	DWS High Income Series
Scudder High Income Fund	DWS High Income Fund
Scudder Income Trust	DWS Income Trust
Scudder GNMA Fund	DWS GNMA Fund
Scudder Institutional Funds	DWS Institutional Funds
Scudder Equity 500 Index Fund	DWS Equity 500 Index Fund
Scudder International Equity Fund Institutional	DWS International Equity Fund Institutional
Scudder Commodity Securities Fund	DWS Commodity Securities Fund
Scudder Inflation Protected Plus Fund	DWS Inflation Protected Plus Fund
Scudder International Fund, Inc.	DWS International Fund, Inc.
Scudder Emerging Markets Fund	DWS Emerging Markets Equity Fund
Scudder Greater Europe Fund	DWS Europe Equity Fund
Scudder International Fund	DWS International Fund
Scudder Latin America Fund	DWS Latin America Equity Fund
Scudder Pacific Opportunities Fund	DWS Pacific Opportunities Equity Fund
Scudder Investors Funds, Inc.	DWS Investors Funds, Inc.
Scudder Japanese Equity Fund	DWS Japan Equity Fund

Scudder MG Investments Trust	DWS Investments Trust
Scudder Fixed Income Fund	DWS Core Fixed Income Fund
Scudder High Income Plus Fund	DWS High Income Plus Fund
Scudder International Select Equity Fund	DWS International Select Equity Fund
Scudder Micro Cap Fund	DWS Micro Cap Fund
Scudder Short Duration Fund	DWS Short Duration Fund
Scudder Short-Term Municipal Bond Fund	DWS Short-Term Municipal Bond Fund
Scudder Money Funds	DWS Money Funds
Scudder Government & Agency Money Fund	DWS Government & Agency Money Fund
Scudder Money Market Fund	DWS Money Market Fund
Scudder Tax-Exempt Money Fund	DWS Tax-Exempt Money Fund
Scudder Money Market Trust	DWS Money Market Trust
Scudder Money Market Series	DWS Money Market Series
Scudder Municipal Trust	DWS Municipal Trust
Scudder High Yield Tax Free Fund	DWS High Yield Tax Free Fund
Scudder Managed Municipal Bond Fund	DWS Managed Municipal Bond Fund
Scudder Mutual Funds, Inc.	DWS Mutual Funds, Inc.
Scudder Gold and Precious Metals Fund	DWS Gold & Precious Metals Fund
Scudder Pathway Series	DWS Allocation Series
Pathway Conservative Portfolio	DWS Conservative Allocation Fund
Pathway Growth Plus Portfolio	DWS Growth Plus Allocation Fund
Pathway Growth Portfolio	DWS Growth Allocation Fund
Pathway Moderate Portfolio	DWS Moderate Allocation Fund
Scudder Portfolio Trust	DWS Portfolio Trust
Scudder Income Fund	DWS Core Plus Income Fund
Scudder RREEF Securities Trust	DWS RREEF Securities Trust
Scudder RREEF Real Estate Securities Fund	DWS RREEF Real Estate Securities Fund
Scudder Securities Trust	DWS Securities Trust
Scudder Health Care Fund	DWS Health Care Fund
Scudder Small Company Value Fund	DWS Small Cap Value Fund
Scudder State Tax-Free Income Series	DWS State Tax-Free Income Series
Scudder California Tax-Free Income Fund	DWS California Tax-Free Income Fund
Scudder New York Tax-Free Income Fund	DWS New York Tax-Free Income Fund
Scudder State Tax-Free Trust	DWS State Tax Free Trust
Scudder Massachusetts Tax-Free Fund	DWS Massachusetts Tax-Free Fund
Scudder Strategic Income Fund	DWS Strategic Income Fund
Scudder Target Fund	DWS Target Fund
Scudder Retirement Fund Series - VI	DWS Target 2006 Fund
Scudder Retirement Fund Series - VII	DWS Target 2008 Fund
Scudder Target 2010 Fund	DWS Target 2010 Fund
Scudder Target 2011 Fund	DWS Target 2011 Fund
Scudder Target 2012 Fund	DWS Target 2012 Fund
Scudder Target 2013 Fund	DWS Target 2013 Fund
Scudder Target 2014 Fund	DWS Target 2014 Fund
Scudder Tax Free Money Fund	DWS Tax Free Money Fund
Scudder Tax Free Trust	DWS Tax Free Trust
Scudder Intermediate Tax/AMT Free Fund	DWS Intermediate Tax/AMT Free Fund
Scudder Technology Fund	DWS Technology Fund
Scudder Total Return Fund	DWS Balanced Fund
Scudder U.S. Government Securities Fund	DWS U.S. Government Securities Fund
Scudder U.S. Treasury Money Fund	DWS U.S. Treasury Money Fund
Scudder Value Series, Inc.	DWS Value Series, Inc.
Scudder Large Cap Value Fund	DWS Large Cap Value Fund
Scudder-Dreman Concentrated Value Fund	DWS Dreman Concentrated Value Fund
Scudder-Dreman High Return Equity Fund	DWS Dreman High Return Equity Fund
Scudder-Dreman Mid Cap Value Fund	DWS Dreman Mid Cap Value Fund
Scudder-Dreman Small Cap Value Fund	DWS Dreman Small Cap Value Fund
Value Equity Trust	DWS Value Equity Trust
Scudder Select 500 Fund	DWS Enhanced S&P 500 Index Fund
Scudder Tax Advantaged Dividend Fund	DWS Equity Income Fund

Also effective February 6, 2006, the Scudder service providers to the funds will change their names. The new service provider names will be as follows:

Current Name	New Name, effective February 6, 2006
Scudder Distributors, Inc.	DWS Scudder Distributors, Inc.
Scudder Fund Accounting Corporation	DWS Scudder Fund Accounting Corporation
Scudder Investments Service Company	DWS Scudder Investments Service Company
Scudder Service Corporation	DWS Scudder Service Corporation
Scudder Trust Company	DWS Trust Company

Please Retain this Supplement for Future Reference

January 23, 2006

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust	DWS Global Thematic Fund	DWS Short Duration Plus Fund
Government & Agency Securities	DWS GNMA Fund	DWS Short-Term Municipal Bond Fund
Portfolio	DWS Gold & Precious Metals Fund	DWS Small Cap Core Fund
Money Market Portfolio	DWS Government & Agency Money Fund	DWS Small Cap Growth Fund
Tax-Exempt Portfolio	DWS Growth & Income Fund	DWS Small Cap Value Fund
Cash Reserve Fund	DWS Growth Allocation Fund	DWS Strategic Income Fund
Prime Series	DWS Growth Plus Allocation Fund	DWS Target 2006 Fund
Tax-Free Series	DWS Health Care Fund	DWS Target 2008 Fund
Treasury Series	DWS High Income Fund	DWS Target 2010 Fund
Daily Assets Fund Institutional	DWS High Income Plus Fund	DWS Target 2011 Fund
DWS Balanced Fund	DWS High Yield Tax Free Fund	DWS Target 2012 Fund
DWS Blue Chip Fund	DWS Inflation Protected Plus Fund	DWS Target 2013 Fund
DWS California Tax Free Income Fund	DWS Intermediate Tax/AMT Free Fund	DWS Target 2014 Fund
DWS Capital Growth Fund	DWS International Equity Fund	DWS Tax Free Money Fund
DWS Cash Investment Trust	DWS International Fund	DWS Tax-Exempt Money Fund
DWS Commodity Securities Fund	DWS International Select Equity Fund	DWS Technology Fund
DWS Conservative Allocation Fund	DWS Japan Equity Fund	DWS U.S. Government Securities Fund
DWS Core Fixed Income Fund	DWS Large Cap Value Fund	DWS U.S. Treasury Money Fund
DWS Dreman Concentrated Value Fund	DWS Large Company Growth Fund	DWS Value Builder Fund
DWS Dreman Financial Services Fund	DWS Latin America Equity Fund	Investors Cash Trust
DWS Dreman High Return Equity Fund	DWS Lifecycle Long Range Fund	Government & Agency Securities Portfolio
DWS Dreman Mid Cap Value Fund	DWS Managed Municipal Bond Fund	Treasury Portfolio
DWS Dreman Small Cap Value Fund	DWS Massachusetts Tax-Free Fund	Investors Municipal Cash Fund
DWS Emerging Markets Equity Fund	DWS Micro Cap Fund	Investors Florida Municipal Cash Fund
DWS Emerging Markets Fixed Income Fund	DWS Mid Cap Growth Fund	Investors Michigan Municipal Cash Fund
DWS Enhanced S&P 500 Index Fund	DWS Moderate Allocation Fund	Investors New Jersey Municipal Cash Fund
DWS Equity Income Fund	DWS Money Market Fund	InvestorsPennsylvania Municipal Cash Fund
DWS Equity Partners Fund	DWS Money Market Series	Tax-Exempt New York Money Market Fund
DWS Europe Equity Fund	DWS New York Tax-Free Income Fund	Tax Exempt California Money Market Fund
DWS Global Bond Fund	DWS Pacific Opportunities Equity Fund
DWS Global Opportunities Fund	DWS Short Duration Fund
The following replaces similar disclosure in the “Portfolio Holdings Information” section of each of the above-referenced fund’s Statement of Additional Information:

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each fund’s prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the fund.

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a fund who require access to this information to fulfill their duties to a fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a fund has a legitimate business purpose in providing the information, subject to the requirements described below.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

Prior to any disclosure of a fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a fund’s Trustees/Directors must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each fund and information derived therefrom, including, but not limited to, how each fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a fund’s Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a fund from the potential misuse of portfolio holdings information by those in possession of that information.

Please Retain This Supplement for Future Reference

May 1, 2006

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Cash Account Trust: Government & Agency Securities Portfolio

Cash Account Trust: Money Market Portfolio

Cash Account Trust: Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.: Prime Series

Cash Reserve Fund, Inc.: Tax-Free Series

Cash Reserve Fund, Inc.: Treasury Series

Cash Reserves Fund Institutional

Investors Cash Trust: Government & Agency Securities Portfolio

Investors Cash Trust: Treasury Portfolio

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Money Market Fund Investment

NY Tax Free Money Fund Investment

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Commodity Securities Fund

Scudder-Dreman Concentrated Value Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Mid Cap Value Fund

Scudder-Dreman Small Cap Value Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Government & Agency Money Fund

Scudder Greater Europe Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Inflation Protected Plus Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Limited-Duration Plus Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Money Market Fund

Scudder Money Market Series

Scudder Micro Cap Fund

Scudder Mid Cap Growth Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series — Conservative Portfolio

Scudder Pathway Series — Growth Portfolio

Scudder Pathway Series — Growth Plus Portfolio

Scudder Pathway Series — Moderate Portfolio

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Target 2014 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax-Exempt Money Fund

Scudder Tax Free Money Fund

Scudder Technology Fund

Scudder Total Return Fund

Scudder U.S. Bond Index Fund

Scudder U.S. Government Securities Fund

Scudder U.S. Treasury Money Fund

Tax-Exempt California Money Market Fund

Tax-Exempt New York Money Market Fund

Tax Free Money Fund Investment

Treasury Money Fund

Treasury Money Fund Investment

Supplement to the currently effective Statements of Additional Information for the above listed Funds:

The following information supplements the disclosure in the “Purchase and Redemption of Shares” section of each Fund’s Statement of Additional Information:

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees/Directors and the Distributor, also the Fund’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees/Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Please Retain This Supplement for Future Reference

January 4, 2006

SCUDDER CASH INVESTMENT TRUST

Class A, Class B and Class C

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2005

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Fund, dated October 1, 2005, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048 or from the firm from which this Statement of Additional Information was obtained. It is also available along with other related materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders of the Fund, dated May 31, 2005 accompany this Statement of Additional Information and is incorporated by reference into and is hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

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INVESTMENT RESTRICTIONS

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Except as otherwise indicated, the Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund’s objective will be met.

Scudder Cash Investment Trust has elected to be classified as a diversified open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, the Fund will not:

1.	borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time (except the Fund reserves the freedom of action to concentrate its investments in instruments issued by domestic banks);

4.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities; or

7.	make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

In addition, although not a matter of fundamental policy (these policies may be changed by the Board of Trustees without shareholder approval), the Fund does not currently intend to:

1.	borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes; or

2.	lend portfolio securities in an amount greater than 5% of its total assets.

3.	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT POLICIES AND TECHNIQUES

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) is the investment advisor for the Fund. The Fund offers five classes of shares to provide investors with different purchase options. The five classes are Class A, Class B, Class C, Class S and Class AARP. Each class has its own important features and policies.

SCUDDER CASH INVESTMENT TRUST

The Fund is diversified open-end management investment company. The Fund’s investment objectives are to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so. The Fund’s management seeks to improve investment income by keeping money at work in what it considers to be the most attractive short-term debt investments consistent with the Fund’s objectives of maintaining the stability and liquidity of capital. There is no assurance that the Fund’s investment objectives will be achieved. Unless otherwise stated, the investment objectives and policies of the Fund are nonfundamental and may be changed by the Board of Trustees (“Trustees”) without a vote of the outstanding voting securities of the Fund. All of the securities in which the Fund may invest are US dollar-denominated. Shares of the Fund are not insured or guaranteed by an agency of the US Government. The Fund has reserved the freedom of action to concentrate - invest more than 25% of its net assets - in instruments issued by domestic banks. In the event that the Fund concentrates its investments, changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, if the Fund were concentrated, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in instruments issued by domestic banks.

The Fund may invest in short-term securities consisting of obligations issued or guaranteed by the US Government, its agencies or instrumentalities; obligations of supranational organizations such as those listed below; obligations of domestic banks and their foreign branches and US regulated subsidiaries of foreign banks, including bankers’ acceptances, certificates of deposit, deposit notes and time deposits; and obligations of savings and loan institutions.

The Fund may also invest in: instruments whose credit has been enhanced by banks (letters of credit), insurance companies (surety bonds) or other corporate entities (corporate guarantees); corporate obligations and obligations of trusts, finance companies and other entities, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; when-issued securities; asset-backed securities, including certificates, participations and notes; municipal securities, including notes, bonds and participation interests, either taxable or tax free; and illiquid or restricted securities. Securities and instruments in which the Fund may invest may be issued by the US Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

In addition, the Fund may invest in repurchase agreements and securities with put features. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described below. The Fund may also hold cash.

Investments in municipal securities will be limited to those which are rated at the time of purchase by Moody’s Investors Service, Inc. (“Moody’s”) within its two highest rating categories for municipal obligations — Aaa and Aa, or within Moody’s short-term municipal obligations top rating categories of MIG 1 and MIG2 — or are rated at the time of purchase by Standard & Poor’s Ratings Services (“S&P”) within S&P’s two highest rating categories for municipal obligations AAA/AA and SP-1+/SP-1, or are rated at the time of purchase by Fitch Investors Service, Inc. (“Fitch”) within Fitch’s two highest rating categories for municipal obligations — AAA/AA or within Fitch’s highest short-term rating categories of F-1 and F-2, all in such proportions as management will determine. The Fund also may invest in securities rated within the two highest rating categories by only one of those rating agencies if no other rating agency has rated the security. In some cases, short-term municipal obligations are rated using the same categories as are used for corporate obligations. In addition, unrated municipal securities will be considered as being within the foregoing quality ratings if the issuer, or other equal or junior municipal securities of the same issuer, has a rating within the foregoing ratings of Moody’s, S&P or Fitch. The Fund may also invest in municipal

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securities which are unrated if, in the opinion of the Advisor, such securities possess creditworthiness comparable to those rated securities in which the Fund may invest.

For purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.

Foreign Securities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. All of the securities in which the Fund may invest are US dollar-denominated.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. the Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. The Fund does not invest in certificates of deposit of foreign banks, except those issued by their large US regulated subsidiaries. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i)the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund’s limitation on investments in illiquid securities.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

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Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

Participation Interests. The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of an unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Investment Techniques of the Fund

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing the Fund’s portfolio assets. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not

4

be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a fund based on its investment restrictions, as described herein, and in the Fund’s prospectus.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which the funds invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one- month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund’s volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

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As a matter of non-fundamental policy, the Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of Participation. The Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Fund an undivided interest in the Municipal Security in the proportion that the Fund’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Fund. It is anticipated by the Fund’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered “illiquid” securities and will count towards a fund’s limit on investing in illiquid securities.

Illiquid Securities. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. It is the Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at

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the time of purchase, more than 10% of the value of the Fund’s net assets. The Fund’s Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers, or (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Advisor will monitor the liquidity of such restricted securities subject to the supervision of the Fund’s Board of Trustees. In reaching liquidity decisions, the Advisor will consider the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number of their potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (i.e. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Interfund Borrowing and Lending Program. The Fund have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

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Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a Rule of the Securities and Exchange Commission, the Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under that Rule, the Fund’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by the Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” To ensure diversity of a fund’s investments, the Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. Each fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the fund may not make more than one such investment at any time during such period. The Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, the Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

The assets of the Fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The term “Government Securities,” as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. The portfolio of the Fund will be managed so that the average maturity of all

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instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Fund will vary according to the management’s appraisal of money market conditions. The Fund will invest only in securities determined by or under the direction of the Board to be of high quality with minimal credit risks.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service

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reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for the Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for the Fund’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for the Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The Fund believe that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of the Fund’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

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The Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. The Fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the Fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Trust Receipts. Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. The Fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

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While the Fund receives an opinion of legal counsel to the effect that the income from each MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the `IRS’) has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

Portfolio Turnover. The Fund may sell portfolio securities to take advantage of investment opportunities arising from changing market levels or yield relationships. Even if such transactions involve additional costs in the form of spreads, they will be undertaken in an effort to improve the Fund’s overall investment return, consistent with its objectives.

Repurchase Agreements. The Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Fitch.

A repurchase agreement provides a means for the Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security (Obligation) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected an interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, the Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional

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investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities with Put Rights. The Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act, and with commercial banks.

The right of the Fund to exercise a put is unconditional and unqualified. A put is not transferable by the Funds, although the Fund may sell the underlying securities to a third party at any time. If necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

The Fund may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of the Fund to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Funds might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Funds of the underlying security. The actual put will be valued at zero in determining net asset value of the Fund. Where the Funds pay directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases the potential for unrealized or realized gain is reduced by the cost of the put.

Third Party Puts. Each fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with

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other features such as interest rate swaps. Each fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to the fund will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the fund, the fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then-current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a fund’s portfolio does not guarantee the net asset value of the shares of the fund. There are market risks inherent in all investments in securities. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the fund and may even result in losses to the fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, the fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

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Variable Rate Securities. A fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Variable Rate Demand Instruments. The Fund may purchase variable rate demand instruments, which are obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Fund generally intends to exercise the demand only (1) upon a default under the terms of the obligation, (2) as needed to provide liquidity to the fund, (3) to maintain a high quality investment portfolio or (4) to maximize a fund’s yield. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that a fund may purchase are payable on demand on not more than seven calendar days’ notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The Fund will determine the variable rate demand instruments that they will purchase in accordance with procedures designed to minimize credit risks.

The Advisor may determine that an unrated variable rate demand instrument meets a fund’s quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the fund. The Advisor will reevaluate each unrated variable rate demand instrument held by the fund on a quarterly basis to determine that it continues to meet the fund’s quality criteria.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. A fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by a fund will ordinarily be deemed to be the longer of (1) the notice period required before the fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument’s next interest rate adjustment.

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When-Issued Securities. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to a fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by a fund, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income, a fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of a fund’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

A fund will make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities, but a fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Investment in Other Investment Companies. In accordance with applicable law, the Fund may invest its assets in other money market funds with comparable investment objectives. In general, the Fund may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission (the “SEC”). As a shareholder of another money market fund, the Fund would bear, along with other shareholders, its pro rata portion of the other money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that Fund bears directly (and the Fund bears indirectly on a pro rata basis) in connection with its own operations.

Portfolio Holdings

The Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to at least three months). The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit non-public portfolio holdings information to be shared with the Advisor and its affiliates (collectively “Deutsche Asset Management” or “DeAM”), sub-advisers, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, to shareholders in connection with in-kind redemptions, or to other entities if the Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Trustees/Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received while the information remains non-public. Periodic reports regarding these procedures will be provided to the Fund’s Trustees/Directors.

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Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund’s Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUND

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc., not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, DeIM makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

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DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions.

DeIM provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters.

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Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The present investment management agreement for the Fund (the “Agreement”) was approved by the Trustees on February 4, 2002. Shareholders approved the Agreement on March 28, 2002 and it became effective on April 5, 2002. The Trustees last approved the Agreement on September 30, 2005. The Agreement will continue in effect until September 30, 2006 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund’s portfolio consistent with the Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to the Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund’s transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund’s operating budget; processing the payment of the Fund’s bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

The investment management fee for the Fund is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

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Effective September 16, 2005, Scudder Cash Investment Trust pays a monthly investment management fee, based on the average daily net assets of the fund, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Scudder Cash Investment Trust
0 - $250 million	0.400%
Next $750 million	0.380%
Next $1.5 billion	0.350%
Next $2.5 billion	0.320%
Next $2.5 billion	0.300%
Next $2.5 billion	0.280%
Next $2.5 billion	0.260%
Over $12.5 billion	0.250%

The advisory fees paid by the Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal 2005	Fiscal 2004	Fiscal 2003
Scudder Cash Investment Trust	$3,394,203	$3,920,391	$4,490,033

Through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay certain operating expenses of the Funds to the extent necessary to maintain the operating expenses of the Fund at 0.72% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interests, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees).

Under its investment management agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by the Advisor and its affiliates to the Scudder Mutual Funds.

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In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Fund’s expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

AMA InvestmentLink (SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Fund, the Advisor and the Fund’s principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Trustees, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

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Board Considerations in connection with the Annual Renewal of Investment Agreement

The Board renewed the Fund’s investment management agreement on September 30, 2005. The following reflects the Board’s considerations in connection with the prior renewal of the investment management agreement in August 2004. The Fund’s Trustees approved the continuation of the Fund’s current investment management agreement with Deutsche Investment Management (“DeIM”), your Fund’s adviser, in August 2004. The Trustees believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Trustees followed prior to approving each contract, shareholders should know that:

•	At present time, all of your Fund’s Trustees — including the chairman of the board — are independent of DeIM and its affiliates.

•	The Trustees meet frequently to discuss fund matters. In 2004, the Trustees conducted 40 meetings (spanning 23 different days) to deal with fund issues (including regular and special board and committee meetings). Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Trustees do not believe that the investment management contracts for the Funds should be “put out to bid” or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to DeIM’s research and investment capabilities, the Trustees considered other aspects of DeIM’s qualifications, including its services to Fund shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for many Funds continues to be strong relative to other similar funds, and the Trustees are satisfied that DeIM is committed to addressing individual fund performance issues when they arise.

Shareholders may focus only on fund performance and fees, but the Fund’s Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund

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valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund’s investment management agreement, the Trustees considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including DeIM’s agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM’s profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).

The Trustees requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Trustees determined that continuing the Fund’s investment management agreement with DeIM was in the best interest of Fund shareholders.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. The fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Principal Underwriter

Pursuant to an Underwriting and Distribution Services Agreement (“Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement, last approved by the Trustees on August 10, 2004, will continue in effect until September 30, 2005, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Independent Trustees. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by SDI upon 60 days’ notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase and Redemption of Shares,” SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund’s shares. SDI receives no compensation from the Fund as principal underwriter for Class A shares. SDI receives compensation from the Fund as principal underwriter for Class B and Class C shares.

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Shareholder and administrative services are provided to the Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days’ notice. Termination with respect to the Class A, B or C shares of the Fund may be by a vote of (i) the majority of the Board members of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in the Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in the Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan (as defined below), SDI receives compensation from the Fund for its services under the Services Agreement.

Rule 12b-1 Plan

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (a “Rule 12b-1 Distribution Plan”) that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. The Fund has adopted a plan pursuant to Rule 12b-1, that provides for shareholder and administrative services to the Fund on behalf of its Class A, B and C shareholders under the Fund’s Services Agreement with SDI (a “Rule 12b-1 Services Plan”). Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 Service plans provide compensation to SDI or intermediaries for post-sales servicing. Since the Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by the Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

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Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from the Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from the Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently intends to pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from the Fund under a Rule 12b-1 Services Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of the Fund.

With respect to Class A shares of the Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares of the Fund, commencing with the month after investment. With respect to Class B and Class C shares of the Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for the Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on the Fund’s records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of the Trust, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Certain trustees or officers of the Trust are also trustees or officers of the Advisor or SDI, as indicated under “Officers and Trustees.”

PORTFOLIO TRANSACTIONS

Brokerage Commissions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

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The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the

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Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

FUND SERVICE PROVIDERS

Independent Registered Public Accounting Firm and Reports to Shareholders

The Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, , 125 High Street, Boston, MA 02110-2624, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes and Gray LLP, One International Place, Boston, MA 02110 serves as legal counsel for the Fund and the Independent Trustees of the Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Fund and maintaining portfolio and general accounting records.

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Pursuant to a sub-accounting and sub-administration agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), SFAC and the Advisor have delegated certain administrative and fund accounting functions to SSB under the investment management agreement and the fund accounting agreement, respectively. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Funds.

The Fund pays SFAC an annual fee equal to 0.02% of the first $150 million of average daily net assets, 0.006% of the next $850 million of such assets, 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal year ended May 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $74,906.

Custodian

State Street Bank and Trust Company (the “Custodian”), 225 Franklin Street, Boston, Massachusetts 02109, as custodian has custody of all securities and cash of the Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

Transfer Agent

Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. (“DST”), SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Fund. Scudder Service Corporation (“SSC” or the “Transfer Agent”), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend-disbursing agent for the funds. SSC also serves as shareholder service agent for the Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The Fund pays SSC an annual fee of $28.00 for each regular account (including Individual Retirement Accounts), $31.00 for each retirement account (excluding Individual Retirement Accounts; Class S shares only), $4.00 per account, as applicable, for closed retail accounts and $5.00 per account, as applicable, for closed retirement accounts (excluding Individual Retirement Accounts; Class S shares only). For the fiscal years ended May 31, 2004 and 2005, the amounts charged the Fund by SSC aggregated $502,552 (of which $255,925 was waived) and $2,369,387 (of which $867,495 was waived), respectively.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same class if the distribution check is returned as undeliverable.

Certificates. Share certificates will not be issued.

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Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, State Street Bank and Trust Company (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

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Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Fund may waive the minimum for purchases by trustees, officers or employees of the Fund or the Manager and its affiliates.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some

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instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by SDI.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Classes of Shares. As reflected in the prospectus, the Fund is primarily designed to serve as a money market fund alternative for investors purchasing Class A, Class B and Class C shares of other Scudder Funds and not as a stand alone money market fund. Thus, investors may consider purchasing shares of the Fund on exchange from a like class of another Scudder Fund, or as part of an asset allocation strategy across like class shares of several Scudder Funds. In addition, investors may consider purchasing shares of the Fund with the intention of gradually exchanging into like class shares of one or more Scudder Funds (e.g., using a strategy of “dollar cost” averaging). In considering which class of the Fund is most appropriate, investors will want to consider with their financial advisor the overall structure of their investment program within the Scudder family and the role that the Fund will play as the money market fund alternative within that structure. Since Class A shares of the Fund are sold without a sale charge (although there may be a sales charge on exchange to Class A shares of other Scudder Funds) and have lower expenses than Class B and Class C shares, Class B and Class C shares of the Fund would not be appropriate as a stand alone investment that is not integrated into an investment program across like class shares of other Scudder Funds.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares of Scudder Funds. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with SDI and its affiliates (“Scudder Flex Plans” and “Scudder Choice Plans”).

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a.	Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan

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platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Direct Deposit Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Wires. To purchase shares of the Fund and obtain the same day’s dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to 12:00 p.m. Eastern time on that day. If you wish to make a purchase of $500,000 or more, you should notify the Fund’s transfer agent of such a purchase by calling 1-800-225-5163. If either the federal funds or the account information is received after 12:00 p.m. Eastern time, but both the funds and the information are made available before the close of regular trading on The New York Stock Exchange, Inc. (the “Exchange”) (normally 4 p.m. Eastern time) on any business day, shares will be purchased at net asset value determined on that day but you will not receive the dividend; in such cases, dividends commence on the next business day.

Share Pricing. Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of the Fund is computed as of the close of regular trading (the “value time”) on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund seeks to maintain a net asset value of $1.00 per share. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the Exchange.

Redemptions

Payment of redemption proceeds may be made in securities upon consent of a redeeming shareholder. The Trust may suspend or postpone redemptions with respect to the Fund as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

In addition, the Trust may delay payment of redemptions with respect to the Fund in the event of a closing of the Federal Reserve Bank’s wire payment system until a reasonable time after the system reopens, but in any event the Trust may not delay payment more than seven business days except under the circumstances discussed above.

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A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firm must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

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The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year’s charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

As reflected in the prospectus, the CDSC would not apply to Class A shares of the Fund acquired directly but only to shares acquired on exchange from another Scudder Fund purchased under the Large Order NAV Purchase Privilege. To the extent that the CDSC may be applicable to certain Class A shares, the Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

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(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

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Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Fund at the net asset value. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends invested in shares of another Scudder Mutual Fund offering this privilege at the net asset value of such other fund. To use this privilege of investing dividends of the Fund in shares in another Scudder Mutual Fund, shareholders must maintain a minimum account value of $1,000 in the Fund.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”).

TAXES

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund’s investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholder in the form of dividends

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(including distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”)).

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however would generally be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders, and (ii) for the 70% dividends received deduction in the case of corporate shareholders.

The Fund is subject to a nondeductible 4% excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during any prior calendar year. Although the Fund’s distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income and excise tax on) a portion of its capital gains or other income if it appears to be in the interest of such Fund.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2008. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund shares. The term “reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. The Fund does not expect to make any distributions that qualify as qualified dividend income. Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “US person” within the meaning of the Code (a “foreign person”) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w)

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that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. This provision will first apply to the fund in it’s a taxable year beginning before January 1, 2008. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of US federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

Investors are advised to consult their own tax advisors with respect to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of the Fund.

NET ASSET VALUE

The Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

TRUSTEES AND OFFICERS

Scudder Cash Investment Trust

The following table presents certain information regarding the Trustees and Officers of the Trust as of October 1, 2005. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box

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100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	41

Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	41

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41

Officers(2)

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Vincent J. Esposito(4) (1956) President, 2005-present	Managing Director(5), Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002)	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); Legal Associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Daniel O. Hirsch(5) (1954) Assistant Secretary, 2002-present	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director((3)), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Trust, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: One South Street, Baltimore, Maryland 21202.

Officer’s Role with Principal Underwriter:	Scudder Distributors, Inc.

Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, six of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2004, the Trustees conducted over 40 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 23 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

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Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held seven meetings during the calendar year 2004.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Trustees*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held seven meetings during the calendar year 2004.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Henry P. Becton, Jr. (alternate). The Valuation Committee held one meeting during the calendar year 2004.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Kenneth C. Froewiss and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2004.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held four meetings during the calendar year 2004.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll and Carl Vogt (Chair). This committee met eight times in 2004.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. This committee was established on October 12, 2004 and met one time in 2004.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

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Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2004.

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Name of Trustee	Compensation from Scudder Cash Investment Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (2)(3)(4)
Henry P. Becton, Jr.	$3,242	$0	$159,500
Dawn-Marie Driscoll(1)	$4,156	$0	$208,016
Keith R. Fox	$3,824	$0	$220,620
Kenneth C. Froewiss(5)	$0	$0	$87,364
Jean Gleason Stromberg	$3,118	$0	$153,500
Carl W. Vogt	$3,173	$0	$168,500

(1)	Includes $14,896 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(2)	For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 49 funds/portfolios. Each Trustee, except Mr. Froewiss, currently serves on the boards of 18 trusts/corporations comprised of 41 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
(3)	Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Becton, $34,120 for Ms. Driscoll, $36,620 for Mr. Fox, and $17,000 for Mr. Vogt. These meeting fees were borne by the Funds.
(4)	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of ad hoc committees of the Boston Board in connection with reviewing the Funds’ shareholder servicing arrangements. Such amounts totaled $2,500 for Ms. Driscoll and $31,000 for Mr. Fox. Also, included are amounts paid to the Trustees, except Mr. Froewiss, for special meetings to consider fund mergers. These amounts totaled $5,000 for Mr. Becton and Ms Driscoll, $4,000 for Mr. Fox and $3,000 for Ms. Stromberg. The Funds were reimbursed by the Advisor for these meeting fees.
(5)	Mr. Froewiss was appointed to the Boston Board on September 15, 2005. He served as a member of five Scudder closed-end funds in 2004, for which he received the compensation indicated.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2004.

Name of Trustee	Dollar Range of Securities Owned in Scudder Cash Investment Trust	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee

Henry P. Becton, Jr.	$1 - $10,000	Over $100,000
Dawn-Marie Driscoll	$1 - $10,000	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	None	$50,000-$100,000
Jean Gleason Stromberg	None	Over $100,000
Carl W. Vogt	None	Over $100,000

Securities Beneficially Owned

As of September 13, 2005, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

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To the best of the Fund’s knowledge, as of September 13, 2005, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis

Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

TRUST ORGANIZATION

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of the Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable,

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transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S and Class AARP Shares are offered.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust for the Fund provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

The name “Scudder Cash Investment Trust” is the designation of the Fund for the time being under a Declaration of Trust dated December 12, 1975, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund’s Declaration of Trust, as amended from time to time. No series is liable for the obligations of any other series. The Declaration of Trust of the Fund is on file at the Massachusetts Secretary of State’s Office in Boston, Massachusetts.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted

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consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights. o Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

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Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at www.scudder.com for all other classes (type “proxy voting” in the search field).

ADDITIONAL INFORMATION

Internet Access

World Wide Web Site — The address of the Scudder Funds site is www.scudder.com.

These sites offer guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The sites also enable users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on Funds.

Account Access — The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor’s personal portfolio capabilities — known as SEAS (Scudder Electronic Account Services) — are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder’s Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The net asset values of most Scudder funds can be found daily in the “Mutual Funds” section of The Wall Street Journal under “Scudder Funds,” and in other leading newspapers throughout the country. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the “Money-Market Funds” section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-SCUDDER.

Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax Advisor with respect to the suitability requirements and tax aspects thereof.

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Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Fund’s distributor depending on the provisions of the relevant plan or IRA. None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Shareholder Indemnification

The Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of that trust. The Declarations of Trust of the Fund contain an express disclaimer of shareholder liability in connection with the Fund’s property or the acts, obligations or affairs of the Fund. The Declarations of Trust also provide for indemnification out of the Fund’s property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Other Information

The CUSIP number of Scudder Cash Investment Trust, Class A is 811118-306.

The CUSIP number of Scudder Cash Investment Trust, Class B is 811118-405.

The CUSIP number of Scudder Cash Investment Trust, Class C is 811118-504.

On August 10, 1998, the Board of Trustees changed the fiscal year end for the Fund from June 30 to May 31.

The Fund’s prospectus and this Statement of Additional Information omit certain information contained in the Registration Statements which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statements for further information with respect to the Fund and the securities offered hereby. These Registration Statements are available for inspection by the public at the offices of the SEC in Washington, D.C.

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

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FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of the Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated May 31, 2005 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

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APPENDIX

The following is a description of the ratings given by Moody’s, S&P and Fitch to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.

Standard & Poor’s Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

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Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

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Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

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S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

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Scudder Cash Investment Trust

Scudder Tax-Free Money Fund

Scudder US Treasury Money Fund

Class AARP and Class S

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2005

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Funds, dated October 1, 2005, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048 or from the firm from which this Statement of Additional Information was obtained. It is also available along with other related materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated May 31, 2005, accompany this Statement of Additional Information and are incorporated by reference into and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

i

INVESTMENT RESTRICTIONS

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Scudder Tax-Free Money Fund (“STFMF” or “Tax-Free Money”), Scudder US Treasury Money Fund (“Treasury Fund”) and Scudder Cash Investment Trust (“SCIT”) have each elected to be classified as a diversified open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund will not:

1.	borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time (except SCIT reserves the freedom of action to concentrate its investments in instruments issued by domestic banks);

4.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities; or

7.	make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

In addition, as a matter of fundamental policy, Tax-Free Money will:

1.	have at least 80% of its net assets, plus the amount of borrowings for investment purposes, invested in short-term municipal securities during periods of normal market conditions.

In addition, although not a matter of fundamental policy (these policies may be changed by the Board of Trustees without shareholder approval), SCIT, Treasury and Tax-Free Money do not currently intend to:

1.	borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes; or

2.	lend portfolio securities in an amount greater than 5% of its total assets.

3.	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Treasury Fund has undertaken that if the Fund obtains an exemptive order of the SEC which would permit the taking of action in contravention of any policy which may not be changed without a shareholder vote, the Fund will not take such action unless either (i) the applicable exemptive order permits the taking of such action without a shareholder vote or (ii) the staff of the SEC has issued to the Fund a “no action” or interpretive letter to the effect that the Fund may proceed without a shareholder vote.

INVESTMENT POLICIES AND TECHNIQUES

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) is the investment advisor for each Fund. SCIT, Treasury and Tax-Free Money are sometimes jointly referred to herein as the “Funds” or “Scudder Money Market Funds.” On or about September 11, 2000, for SCIT and Tax-Free Money, and October 2, 2000 for Treasury Fund, each fund offered two classes of shares to provide investors with different purchase options. The two classes are Class S and Class AARP. Each class has its own important features and policies. In addition, as of the dates noted above, all existing shares of SCIT, Tax-Free Money and Treasury Fund were redesignated as Class S shares of the respective Fund. Shares of Class AARP were especially designed for members of AARP.

SCUDDER CASH INVESTMENT TRUST

SCIT is a diversified open-end management investment company. SCIT’s investment objectives are to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. SCIT seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so. SCIT’s management seeks to improve investment income by keeping money at work in what it considers to be the most attractive short-term debt investments consistent with the Fund’s objectives of maintaining the stability and liquidity of capital. There is no assurance that SCIT’s investment objectives will be achieved. Unless otherwise stated, the investment objectives and policies of SCIT are nonfundamental and may be changed by the Board of Trustees (“Trustees”) without a vote of the outstanding voting securities of the Fund. All of the securities in which SCIT may invest are US dollar-denominated. Shares of the Fund are not insured or guaranteed by an agency of the US Government. The Fund has reserved the freedom of action to concentrate – invest more than 25% of its net assets – in instruments issued by domestic banks. In the event that the Fund concentrates its investments, changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, if the Fund were concentrated, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in instruments issued by domestic banks.

SCIT may invest in short-term securities consisting of obligations issued or guaranteed by the US Government, its agencies or instrumentalities; obligations of supranational organizations such as those listed below; obligations of domestic banks and their foreign branches and US regulated subsidiaries of foreign banks, including bankers’ acceptances, certificates of deposit, deposit notes and time deposits; and obligations of savings and loan institutions.

SCIT may also invest in: instruments whose credit has been enhanced by banks (letters of credit), insurance companies (surety bonds) or other corporate entities (corporate guarantees); corporate obligations and obligations of trusts, finance companies and other entities, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; when-issued securities; asset-backed securities, including certificates, participations and notes; municipal securities, including notes, bonds and participation interests, either taxable or tax free; and illiquid or restricted securities. Securities and instruments in which the Fund may invest may be issued by the US Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

In addition, SCIT may invest in repurchase agreements and securities with put features. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described below. The Fund may also hold cash.

Investments in municipal securities will be limited to those which are rated at the time of purchase by Moody’s Investors Service, Inc. (“Moody’s”) within its two highest rating categories for municipal obligations — Aaa and Aa, or within Moody’s short-term municipal obligations top rating categories of MIG 1 and MIG 2 — or are rated at the time of purchase by Standard & Poor’s Ratings Services (“S&P”) within S&P’s two highest rating categories for municipal obligations AAA/AA and SP-1+/SP-1, or are rated at the time of purchase by Fitch Investors Service, Inc. (“Fitch”) within Fitch’s two highest rating categories for municipal obligations — AAA/AA or within Fitch’s highest short-term rating categories of F-1 and F-2, all in such proportions as management will determine. SCIT also may invest in securities rated within the two highest rating categories by only one of those rating agencies if no other rating agency has rated the security. In some cases, short-term municipal obligations are rated using the same categories as are used for corporate obligations. In addition, unrated municipal securities will be considered as being within the foregoing quality ratings if the issuer, or other equal or junior municipal securities of the same issuer, has a rating within the foregoing ratings of Moody’s, S&P or Fitch. SCIT may also invest in municipal securities which are unrated if, in the opinion of the Advisor, such securities possess creditworthiness comparable to those rated securities in which the Fund may invest.

For purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.

Foreign Securities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. All of the securities in which the Fund may invest are US dollar-denominated.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. SCIT may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. The Fund does not invest in certificates of deposit of foreign banks, except those issued by their large US regulated subsidiaries. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

SCIT may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by SCIT will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund’s limitation on investments in illiquid securities.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by SCIT will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

Participation Interests. SCIT may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of an unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

SCUDDER TAX-FREE MONEY FUND

Scudder Tax-Free Money Fund, a diversified open-end management investment company, seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. The Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high quality short-term municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). All of the Fund’s investments are high quality, have a remaining maturity of 397 calendar days or less and have minimal credit risk as determined by the Advisor. The dollar-weighted average maturity of the Fund’s portfolio is 90 days or less.

The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so. A small portion of the income may be subject to regular federal, alternative minimum, state and local income taxes.

All of the Fund’s municipal securities must meet certain quality criteria at the time of purchase. Generally, the Fund may purchase only securities which are rated, or issued by an issuer rated, within the two highest quality rating categories of two or more of the following rating agencies: Moody’s (Aaa and Aa, MIG 1 and MIG 2, and P1 and P-2), S&P (AAA and AA, SP1+ and SP1, A1+ and A1 and A-2) and Fitch (AAA and AA, F1 and F2). Where only one rating agency has rated a security (or its issuer), the Fund generally may purchase that security as long as the rating falls within the categories described above. Where a security (or its issuer) is unrated, the Fund may purchase that security if, in the judgment of the Advisor, it is comparable in quality to securities described above. All of the securities in which the Fund may invest are US dollar-denominated and must meet credit standards applied by the Advisor pursuant to procedures established by the Trustees. Should an issue of municipal securities cease to be rated or if its rating is reduced below the minimum required for purchase by the Fund, the Advisor will dispose of any such security unless the Trustees of the Fund determine that such disposal would not be in the best interests of the Fund.

The Fund may invest in when-issued securities, whose market value may involve an unrealized gain or loss prior to settlement. In addition the Fund may invest, to a limited extent, in illiquid or restricted securities.

Municipal securities in which the Fund may invest include municipal notes, short-term municipal bonds, variable rate demand instruments and tax-exempt commercial paper. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and construction loan notes. Short-term municipal bonds may include general obligation securities, which are secured by the issuer’s pledge of its full faith, credit and taxing power for payment of principal and interest, and revenue securities, which are generally paid from the revenues of a particular facility or a specific excise tax or other source. Examples of taxable investments in which the Fund may invest include obligations of corporate issuers, US Treasury obligations, US Government obligations, money market instruments and repurchase agreements. The Fund may invest up to 25% of its net assets in municipal trust receipts, or MTRs.

The Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to the Fund’s fundamental investment policies, and also subject to the Fund’s 20% of net assets limitation on investing in securities whose investment income is subject to the alternative minimum tax (“AMT” bonds) and the Fund’s current intention not to invest in municipal securities whose investment income is subject to regular federal income tax. For purposes of the Fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry. The Fund’s distributions from interest on AMT bonds may be taxable depending upon an investor’s particular situation.

It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund’s net assets will normally be invested in short-term municipal securities.

Under normal market conditions the Fund expects to invest 100% of its portfolio securities in municipal securities. The Fund may, on a temporary basis, hold and invest up to 20% of its net assets in cash and cash equivalents and in temporary investments of taxable securities with remaining maturities of 397 calendar days or less. For temporary defensive purposes the Fund may invest more than 20% in such investments or may otherwise vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. It is impossible to accurately predict how long such alternative strategies may be utilized. In fiscal year 2005, all the Fund’s dividends were exempt from regular federal income taxes. The Fund may also invest in stand-by commitments and other puts, repurchase agreements, participation interests and when-issued or forward delivery securities.

The Fund expects that it will not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state or more than 25% of its total assets in municipal securities the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. The Fund may invest more than 25% of its total assets in municipal securities of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other US Government guaranteed securities; or industrial development and pollution control bonds. The Fund does not intend to invest more than 25% in municipal bonds which are tied to the completion of projects. There could be economic, business or political developments, which might affect all municipal securities of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal securities rather than factors affecting all, or broad classes of, municipal securities.

Stand-by Commitments. STFMF may engage in stand-by commitments. STFMF has received an order from the Securities and Exchange Commission (the “SEC”) which will enable it to improve its portfolio liquidity by making available same-day settlements on portfolio sales (and thus facilitate the same-day payments of redemption proceeds in federal funds) through the acquisition of “Stand-by commitments.” A stand-by commitment is a right acquired by a Fund, when it purchases a municipal security from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at that Fund’s option, at a specified price. Stand-by commitments are also known as “puts.” STFMF’s investment policies permit the acquisition of stand-by commitments solely to facilitate portfolio liquidity. The acquisition of or the power to exercise a stand-by commitment will not affect the valuation or maturity of STFMF’s underlying portfolio, which will be valued in accordance with the order of the SEC. The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by STFMF will have the following features: (1) they will be in writing and will be physically held by the Fund’s custodian; (2) the Fund’s rights to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal securities purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund’s acquisition cost (excluding the cost, if any, of the stand-by commitment) of the municipal securities which are subject to the commitment (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date. Since STFMF values municipal securities on an amortized cost basis, the amount receivable upon exercise of a stand-by commitment will be substantially the same as the value assigned by the Fund to the underlying securities. Moreover, while there is little risk of an event occurring which would make amortized cost valuation of its portfolio securities inappropriate, if such condition developed, the securities may, in the discretion of the Trustees, be valued on the basis of available market information and held to maturity. The Fund expects to refrain from exercising a stand-by commitment in the event that the amount receivable upon exercise of the stand-by commitment is significantly greater than the then-current market value of the underlying municipal securities in order to avoid imposing a loss on a seller and thus jeopardizing the Fund’s business relationship with that seller.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount “paid” by the Fund in either manner for outstanding stand-by commitments will not exceed 1/2 of 1% of the value of total assets of the Fund calculated immediately after any stand-by commitment is acquired.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. When the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held. In addition, for purposes of complying with the condition of the SEC’s amortized cost rule that the dollar-weighted average maturity of its portfolio shall not exceed 90 days, the maturity of a portfolio security of the Fund shall not be considered shortened or otherwise affected by any stand-by commitment to which such security is subject.

The Advisor understands that the Internal Revenue Service (“IRS”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. There is no assurance that stand-by commitments will be available to the Fund nor has the Fund assumed that such commitments would continue to be available under all market conditions.

Participation Interests. STFMF may purchase from banks participation interests in all or part of specific holdings of municipal securities. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the municipal security does not meet the quality standards of STFMF, the credit of the selling bank will. STFMF has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the Fund’s interest in the municipal security plus accrued interest, but only (1) as required to provide liquidity to the Fund, (2) to maintain a high quality investment portfolio or (3) upon a default under the terms of the municipal security. The selling bank may receive a fee from STFMF in connection with the arrangement. STFMF will not purchase participation interests unless it receives an opinion of bond counsel, counsel for the issuers of such participations, or counsel selected by the Advisor, that the interest from such participations is exempt from regular federal income tax and state income tax.

SCUDDER US TREASURY MONEY FUND

Scudder US Treasury Money Fund is a diversified open-end management investment company. Treasury Fund’s investment objective is to seek current income consistent with safety, liquidity and stability of capital. It does this by investing, under normal circumstances, at least 80% of total assets in short-term US Treasury securities or in repurchase agreements backed by these securities. The Fund seeks to maintain a constant net asset value of $1.00 and declares dividends daily. There can be no assurance that the Fund’s objectives will be met.

The Fund seeks to achieve its objective by investing in short-term US Government securities and repurchase agreements. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so. A small portion of the income may be subject to regular federal, alternative minimum, state and local income taxes. The Fund’s price stability makes it so that it may be suitable for investors who are seeking current income and who are unwilling to accept stock or bond market risk. The Fund is also designed to minimize credit risk. It invests exclusively in short-term securities unconditionally guaranteed by the US Government (as to payment of both principal and interest) and repurchase agreements backed fully by US Treasury obligations. The Fund invests without limitation in short-term securities consisting of US Treasury notes, bonds, bills and in other securities issued or guaranteed by the US Government and thus backed by the full faith and credit of the United States. The Fund may invest its assets, when conditions are appropriate, in repurchase agreements, but only if they are fully collateralized by US Treasury obligations. At least 80% of the Fund’s total assets will be invested in either US Treasury securities or in repurchase agreements collateralized by US Treasury obligations. All of the securities in which the Fund may invest are US dollar-denominated. The Fund may also invest in when-issued securities whose market value may involve an unrealized gain or loss prior to settlement. In addition, the Fund may invest in illiquid securities subject to certain limitations.

The Fund invests in US Government securities whose interest is generally exempt from state and local income taxes; the interest is not exempt from federal income tax. Most, but not all, states allow this tax-exempt character of the Fund’s income to pass through to its shareholders, so that distributions from the Fund, to the extent derived from interest that is exempt from state and local income taxes, are exempt from such taxes when earned by a shareholder of the Fund. Shareholders should, however, contact their own tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of distributions received from the Fund which is attributable to interest from US Government securities. Income earned by the Fund from US Treasury-backed repurchase agreements generally is not exempt from state and local tax.

Investment Techniques of the Funds

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which the funds invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Borrowing. As a matter of fundamental policy, each Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

As a matter of non-fundamental policy, each Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of Participation. Each Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Fund an undivided interest in the Municipal Security in the proportion that a Fund’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. Each Fund’s

Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Fund. It is anticipated by each Fund’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by SCIT will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered “illiquid” securities and will count towards a fund’s limit on investing in illiquid securities.

Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. It is each Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 10% of the value of the Fund’s net assets. Each Fund’s Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers, or (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, each Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Advisor will monitor the liquidity of such restricted securities subject to the supervision of each Fund’s Board of Trustees. In reaching liquidity decisions, the Advisor will consider the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number of their potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (i.e. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a Rule of the Securities and Exchange Commission, each Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under that Rule, each Fund’s Board has approved policies established by the Funds’ Advisor reasonably calculated to prevent each Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and each Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” To ensure diversity of a fund’s investments, each Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. Each fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the fund may not make more than one such investment at any time during such period. Each Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Fund. Further, a Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a Fund.

The assets of a Fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The term “Government Securities,” as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. The portfolio of each Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Fund will vary according to the management’s appraisal of money market conditions. Each Fund will invest only in securities determined by or under the direction of the Board to be of high quality with minimal credit risks.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for the Fund’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The Funds believe that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Fund’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. A Fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a Fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

A Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Trust Receipts. STFMF may invest up to 25% of its net assets in municipal trust receipts, or MTRs. Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. The Fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. While the Fund receives an opinion of legal counsel to the effect that the income from each MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the ‘IRS’) has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

Portfolio Turnover. The Funds may sell portfolio securities to take advantage of investment opportunities arising from changing market levels or yield relationships. Even if such transactions involve additional costs in the form of spreads, they will be undertaken in an effort to improve a Fund’s overall investment return, consistent with its objectives.

Repurchase Agreements. Each Fund may invest in repurchase agreements, which are instruments under which each Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a Fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

Each Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Fitch.

A repurchase agreement provides a means for a Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (Obligation) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Fund has not perfected an interest in the Obligation, a Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities with Put Rights. Each Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act, and with commercial banks.

The right of each Fund to exercise a put is unconditional and unqualified. A put is not transferable by the Funds, although each Fund may sell the underlying securities to a third party at any time. If necessary and advisable, each Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). Each Fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

Each Fund may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of each Fund to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Funds might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Each Fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Funds of the underlying security. The actual put will be valued at zero in determining net asset value of each Fund. Where the Funds pay directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases the potential for unrealized or realized gain is reduced by the cost of the put.

Third Party Puts. Each fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. Each fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to the fund will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the fund, the fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal

Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then-current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a fund’s portfolio does not guarantee the net asset value of the shares of the fund. There are market risks inherent in all investments in securities. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the fund and may even result in losses to the fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, the fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Variable Rate Demand Instruments. Each fund may purchase variable rate demand instruments, which are obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The fund generally intends to exercise the demand only (1) upon a default under the terms of the obligation, (2) as needed to provide liquidity to the fund, (3) to maintain a high quality investment portfolio or (4) to maximize a fund’s yield. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that a fund may purchase are payable on demand on not more than seven calendar days’ notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The fund will determine the variable rate demand instruments that they will purchase in accordance with procedures designed to minimize credit risks.

The Advisor may determine that an unrated variable rate demand instrument meets a fund’s quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the fund. The Advisor will reevaluate each unrated variable rate demand instrument held by the fund on a quarterly basis to determine that it continues to meet the fund’s quality criteria.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. A fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by a fund will ordinarily be deemed to be the longer of (1) the notice period required before the fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument’s next interest rate adjustment.

When-Issued Securities. A fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to a fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by a fund, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income, a fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of a fund’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

A fund will make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities, but a fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Investment in Other Investment Companies. In accordance with applicable law, each Fund may invest its assets in other money market funds with comparable investment objectives. In general, a Fund may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission (the “SEC”). As a shareholder of another money market fund, a Fund would bear, along with other shareholders, its prorata portion of the other money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that Fund bears directly (and the Fund bears indirectly on a prorata basis) in connection with its own operations.

Portfolio Holdings

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to at least three months). The Funds do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Funds’ procedures permit non-public portfolio holdings information to be shared with the Advisor and its affiliates (collectively “Deutsche Asset Management” or “DeAM”), sub-advisers, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, to shareholders in connection with in-kind redemptions, or to other entities if a Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Fund’s Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received while the information remains non-public. Periodic reports regarding these procedures will be provided to a Fund’s Trustees.

Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund’s Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc., not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, DeIM makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment management agreement with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions.

DeIM provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The present investment management agreements for each Fund (each an “Agreement,” collectively, the “Agreements”) were approved by the Trustees on February 4, 2002. Shareholders approved the Agreements on March 28, 2002 and they became effective on April 5, 2002. The Trustees last approved the Agreements on September 30, 2005. The Agreements will continue in effect until September 30, 2006 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of a Trust’s Trustees or of a majority of the outstanding voting securities of a Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund’s portfolio consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund’s federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

The investment management fee for each Fund is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of each Fund and unpaid.

The current investment management fee rates are payable monthly at the annual rate shown below:

Effective September 16, 2005, Scudder Cash Investment Trust pays a monthly investment management fee, based on the average daily net assets of the fund, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Scudder Cash Investment Trust
0 - $250 million	0.400%
Next $750 million	0.380%
Next $1.5 billion	0.350%
Next $2.5 billion	0.320%
Next $2.5 billion	0.300%
Next $2.5 billion	0.280%
Next $2.5 billion	0.260%
Over $12.5 billion	0.250%

Average Daily Net Assets	Scudder Tax-Free Money Fund
$0 - $500 million	0.50%
over $500 million	0.48%

Average Daily Net Assets	Scudder US Treasury Money Fund
$0 - $500 million	0.40%
over $500 million - $1 billion	0.385%
over $1 billion	0.37%

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal 2005	Fiscal 2004	Fiscal 2003
Scudder Cash Investment Trust	$3,394,203	$3,920,391	$4,490,033
Scudder Tax-Free Money Fund	$1,080,528	$1,252,484	$1,458,248
Scudder US Treasury Money Fund	$849,804	$1,096,960	$1,309,248

Through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay certain operating expenses of the Funds to the extent necessary to maintain the operating expenses of each class at 0.72%, 0.70, and 0.65% of average daily net assets for SCIT, Treasury Fund, and Tax-Free Money, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interests, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees).

Under its investment management agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by the Advisor and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Brokerage Commissions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”).

However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Trustees, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

From September 11, 2000 for SCIT and Tax-Free Money Fund, and from October 2, 2000 for Treasury Fund until March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with a Fund, as described above) in exchange for the payment by a Fund of an administrative services fee (the “Administrative Fee”) of 0.40% for SCIT, 0.15% for Tax-Free Money Fund, 0.40% for Treasury Fund of average daily net assets of each Fund. The Administrative Agreement between the Advisor and the Fund terminated on March 31, 2004 and effective April 1, 2004, the Funds directly bear the cost of those expenses formerly covered under the Administrative Agreement.

In accordance with each Fund’s Administrative Agreement, the Administrative Fees charged to Class AARP and Class S for the most recent fiscal years were as follows:

Fund Name	Year		Class AARP	Class S
SCIT	2003		1,093,871	3,039,709
	2004	*	760,338	2,224,453

Tax-Free Money Fund	2003		107,348	336,261
	2004	*	82,728	236,324

Treasury	2003		53,041	1,253,670
	2004	*	49,261	888,159

*	For the period June 1, 2003 through March 31, 2004 (termination of the Administrative Agreement).

With the termination of the Administrative Agreement, certain expenses that were borne by the Advisor under the Administrative Agreement, such as transfer agent and custodian fees, are now borne directly by the shareholders.

Board Considerations in connection with the Annual Renewal of Investment Agreement for Scudder Tax Free Money Fund, Scudder US Treasury Money Fund, and Scudder Cash Investment Trust

The Boards renewed the Funds’ investment management agreements on September 30, 2005. The following reflects the Boards’ considerations in connection with the prior renewal of the investment management agreement in August 2004. The Funds’ Trustees approved the continuation of the Funds’ current investment management agreement with Deutsche Investment Management (“DeIM”), your Funds’ adviser, in August 2004. The Trustees believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Trustees followed prior to approving each contract, shareholders should know that:

•	At present time, all of your Fund’s Trustees — including the chairman of the board — are independent of DeIM and its affiliates.

•	The Trustees meet frequently to discuss fund matters. In 2003, the Trustees conducted 34 meetings (spanning 19 different days) to deal with fund issues (including regular and special board and committee meetings). Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Trustees do not believe that the investment management contracts for the Funds should be “put out to bid” or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed each Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to DeIM’s research and investment capabilities, the Trustees considered other aspects of DeIM’s qualifications, including its services to Fund shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for many Funds continues to be strong relative to other similar funds, and the Trustees are satisfied that DeIM is committed to addressing individual fund performance issues when they arise.

Shareholders may focus only on fund performance and fees, but the Funds’ Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of each Fund’s investment management agreement, the Trustees considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including DeIM’s agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM’s profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).

The Trustees requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Trustees determined that continuing each Fund’s investment management agreement with DeIM was in the best interest of Fund shareholders.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. The fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Underwriter

Effective September 30, 2002, each Trust has an underwriting agreement with Scudder Distributors, Inc. (“SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The distribution agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through a Fund. Each Trust’s underwriting agreement was approved by the Trustees on August 9, 2005 and will remain in effect until September 30, 2006.

Under each underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of a Fund’s shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by a Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of a Fund.

Although each Fund does not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, a Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

SERVICE PROVIDERS

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of each Fund included in each Fund’s prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, 125 High Street, Boston, MA 02110-2624,     , independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes and Gray LLP, One International Place, Boston, MA 02110 serves as legal counsel for each Fund and the Independent Trustees of each Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Fund and maintaining portfolio and general accounting records.

Pursuant to a sub-accounting and sub-administration agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), SFAC and the Advisor have delegated certain administrative and fund accounting functions to SSB under the investment management agreement and the fund accounting agreement, respectively. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Funds.

Each Fund paid SFAC an annual fee equal to 0.02% of the first $150 million of average daily net assets, 0.006% of such assets in excess of $150 million, 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

From September 11, 2000 for SCIT and Tax Free Money and from October 2, 2000 for Treasury through March 31, 2004, these fees were paid by the Advisor pursuant to the Administrative Agreement. For the period April 1, 2004 through May 31, 2004, the amount charged to the Funds by SFAC for accounting services aggregated $18,849, $9,577 and $9,943 for SCIT, Treasury Fund, and Tax-Free Money, respectively. For the fiscal year ended May 31, 2005, the amount charged to the Funds by SFAC for accounting services aggregated $74,906, $46,830 and $43,756 for SCIT, Treasury Fund and Tax-Free Money, respectively.

Custodian

State Street Bank and Trust Company (the “Custodian”), 225 Franklin Street, Boston, Massachusetts 02109, as custodian has custody of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.

Transfer Agent

Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. (“DST”), SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by each Fund. Scudder Service Corporation (“SSC” or the “Transfer Agent”), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend-disbursing agent for the funds. SSC also serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Each Fund pays SSC an annual fee of $28.00 for each regular account (including Individual Retirement Accounts), $31.00 for each retirement account (excluding Individual Retirement Accounts; Class S shares only), $4.00 per account, as applicable, for closed retail accounts and $5.00 per account, as applicable, for closed retirement accounts (excluding Individual Retirement Accounts; Class S shares only). From July 31, 2000 through March 31, 2004, SSC’s fees were paid by the Advisor pursuant to the Administrative Agreement.

For the fiscal years ended May 31, 2004 and 2005, the amounts charged SCIT by SSC aggregated $502,552 (of which $255,925 was waived) and $2,369,387 (of which $867,495 was waived), respectively. For the fiscal years ended May 31, 2004 and 2005, the amounts charged Treasury Fund by SSC aggregated $110,410 (of which $60,047 was waived) and $491,806 (of which $179,433 was waived), respectively. For the fiscal years ended May 31, 2004 and 2005, the amounts charged Tax-Free Money Fund by SSC aggregated $38,918 (of which $12,456 was waived) and $212,515 (of which $59,530 was waived), respectively.

A Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Retirement Service Provider

Scudder Trust Company (“STC”), 11 Northeastern Boulevard, Salem, NH 03079, an affiliate of the Advisor, provides services for certain retirement plan accounts in SCIT and Treasury Fund. SCIT and Treasury Fund each paid STC an annual fee of $31.75 for each account maintained for a participant.

From September 11, 2000 for SCIT and Tax-Free Money Fund, and from October 2, 2000 for Treasury through September 30, 2003 these fees were paid by the Advisor pursuant to the Administrative Agreement. In addition, prior to the implementation of the Administrative Agreement these fees were in place from June 1, 2000 through September 10, 2000 for SCIT and Tax Free Money and through October 1, 2000 for Treasury.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Eligible Class S Investors.

A.	The following investors may purchase Class S shares of Scudder Funds either (i) directly from Scudder Distributors, Inc. (“SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the Scudder Funds as of December 31, 2004. Investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.

1.	Existing shareholders of Class S shares of any Scudder Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any Scudder Fund.

3.	Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any Scudder Fund.

4.	Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 31, 2004.

5.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

6.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or SDI and to the Portfolios of Scudder Pathway Series or other fund of funds managed by the Advisor or its affiliates.

B.	The following additional investors may purchase Class S shares of Scudder Funds.

1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, Service Corporation (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder’s Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Each Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

All new investors in Class AARP of a Fund are required to provide an AARP membership number on their account application. In addition, Class S shares of a Fund will generally not be available to new investors.

Eligible Class S Investors. The following investors may purchase Class S shares of Scudder Funds:

1.	Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2.	Investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

3.	Any retirement, employee stock, bonus pension or profit-sharing plans.

4.	Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5.	Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold

Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

8.	Registered investment advisors (“RIAs”) may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9.	Broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder Funds as a fixed component of the program’s asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

10.	Broker dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker-dealer with a mutual fund wrap program that invests in one or more Scudder Funds as a fixed component of the program’s asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such a program.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder

Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

Wire Transfer of Federal Funds. Orders for shares of a Fund will become effective when an investor’s bank wire order or check is converted into federal funds (monies credited to the account of State Street Bank and Trust Company (the “Custodian”) with its registered Federal Reserve Bank). If payment is transmitted by the Federal Reserve Wire System, the order will become effective upon receipt. Orders will be executed at 5:00 p.m. on the same day if a bank wire or check is converted to federal funds or a federal funds’ wire is received by 5:00 p.m. In addition, if investors known to a Fund notify the Fund by 5:00 p.m. that they intend to wire federal funds to purchase shares of a Fund on any business day and if monies are received in time to be invested, orders will be executed at the net asset value per share determined at 5:00 p.m. the same day. Wire transmissions may, however, be subject to delays of several hours, in which event the effectiveness of the order will be delayed. Payments by a bank wire other than the Federal Reserve Wire System may take longer to be converted into federal funds. When payment for shares is by check drawn on any member of the Federal Reserve System, federal funds normally become available to the Fund on the business day after the check is deposited.

Purchase orders received between 4:00 and 5:00 Eastern time, for effectiveness at the 5:00 Eastern time net asset value determination may be rejected based on certain guidelines. In particular, only investors known to the fund may submit wire purchase orders between 4:00 and 5:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by a Fund, the size of the order submitted, general market conditions, and the availability of investments for a Fund.

Shares of a Fund may be purchased by writing or calling the Transfer Agent. Orders for shares of a particular class of a Fund will be executed at the net asset value per share of such class next determined after an order has become effective.

Redemptions

Payment of redemption proceeds may be made in securities upon consent of a redeeming shareholder. The Trust may suspend or postpone redemptions with respect to the Fund as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Redemption Fee. The redemption fee will not be applied to (a) a redemption of shares outstanding for one year or more; (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply (before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts.); (c) shares purchased through certain wrap fee and fee-based programs; (d) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund); (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information; or (f) a redemption of shares due to the death of the registered shareholder of a Fund account or due to the death of all registered shareholders of a Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by Scudder Service Corporation of appropriate written instructions and documentation satisfactory to Scudder Service Corporation. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. For Scudder Short-Term Bond Fund: The Checkwriting Privilege is not offered to new investors. The Checkwriting Privilege is available for shareholders who previously elected this privilege prior to August 19, 2002. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund’s book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to declare and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in December, or otherwise as needed.

Any dividends or capital gains distributions declared in December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.	To receive income and capital gain distributions in cash.

Distributions will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See “Combined Purchases” for a listing of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the “Code”).

Redemption by Checkwriting

All new investors and existing shareholders who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund’s book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The Fund, Scudder Service Corporation and State Street Bank and Trust Company each reserve the right at any time to suspend or terminate the Checkwriting procedure.

Automatic Withdrawal Plan

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Fund’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163 for Class S or 1-800-253-2277 for Class AARP.

Group or Salary Deduction Plan

An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, each Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

Each Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder’s account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

Shareholders may arrange to make periodic investments in Class S shares through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class S shares.

Shareholders may arrange to make periodic investments in Class AARP of a Fund through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open the Class AARP Fund account for less than $500 if they agree to increase their investment to $500 within a 10-month period. Investors may also invest in Class AARP for $500 if they establish a plan with a minimum automatic investment of at least $100 per month. This feature is only available to Gifts to Minors Accounts investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least 30 days prior to the next scheduled payment to the Automatic Investment Plan.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Other Information

If a shareholder redeems all shares in the account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. None of the Funds impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor’s bank account. Redemptions of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund or portfolio, and including exchanges and redemptions by Checkwriting, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding (see “TAXES”).

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

The determination of net asset value may be suspended at times and a shareholder’s right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) the SEC by order permits suspension of the right of redemption or a postponement of the date of payment or of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

Each Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for their shares. Those brokers may also designate other parties to accept purchase and redemption orders on each Fund’s behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a class’s net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

The Board of Trustees and the Distributor, each has the right to limit, for any reason, the amount of purchases by and refuse to sell to any person and each may suspend or terminate the offering of shares of a Fund at any time for any reason.

The “Tax Identification Number” section of the Application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt investors a certification of exempt status) will be returned to the investor. Each Fund reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing a Fund with a tax identification number during the 30-day notice period.

A Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company (or series thereof) or personal holding company, subject to the requirements of the 1940 Act.

TAXES

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Funds must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)	diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which a Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund’s investments in loan participations, a Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, a Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholder in the form of dividends (including distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”)).

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however would generally be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders, and (ii) for the 70% dividends received deduction in the case of corporate shareholders.

Each Fund is subject to a nondeductible 4% excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to a Fund during any prior calendar year. Although a Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income and excise tax on) a portion of its capital gains or other income if it appears to be in the interest of such Fund.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2008. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund shares. The term “reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Tax-Free Money Fund intends to qualify under the Code to pay “exempt-interest dividends” to its shareholders. Tax-Free Money Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by a Fund to its shareholders are derived from interest income exempt from federal income tax and are designated as “exempt-interest dividends” by the Fund, they will be excludable from the gross incomes of the shareholders for federal income tax purposes. “Exempt-interest dividends,” however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85 percent of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which a Fund may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. Tax-Free Money Fund will inform shareholders annually as to the portion of the distributions from the Fund which constituted “exempt-interest dividends.”

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax-Free Money Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are “substantial users” (or persons related thereto) of facilities financed by such obligations. Tax-Free Money has not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Each Fund does not expect to make any distributions that qualify as qualified dividend income. Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of the Fund’s shares.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “US person” within the meaning of the Code (a “foreign person”) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. This provision will first apply to the fund in it’s a taxable year beginning before January 1, 2008. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of US federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

Investors are advised to consult their own tax advisors with respect to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of the Fund.

NET ASSET VALUE

Each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of a Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of a Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Funds might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of a Fund’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

TRUSTEES AND OFFICERS

Scudder Cash Investment Trust, Scudder Tax-Free Money Fund and Scudder US Treasury Money Fund

The following table presents certain information regarding the Trustees and Officers of the Trust as of October 1, 2005. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	41

Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	41

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41

Officers(2)

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Vincent J. Esposito(4) (1956) President, 2005-present	Managing Director(5), Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002)	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); Legal Associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Daniel O. Hirsch(5) (1954) Assistant Secretary, 2002-present	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Trust, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(3)	Executive title, not a board directorship.

(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: One South Street, Baltimore, Maryland 21202.

Officer’s Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson: Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, six of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2004, the Trustees conducted over 40 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 23 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held seven meetings during the calendar year 2004.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Trustees*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held seven meetings during the calendar year 2004.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation

Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Henry P. Becton, Jr. (alternate). The Valuation Committee held one meeting during the calendar year 2004.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Kenneth C. Froewiss and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2004.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held four meetings during the calendar year 2004.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll and Carl Vogt (Chair). This committee met eight times in 2004.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. This committee was established on October 12, 2004 and met one time in 2004.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2004.

Name of Trustee	Compensation from Scudder Cash Investment Trust	Compensation from Scudder Tax-Free Money Fund	Compensation from Scudder US Treasury Money Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (2)(3)(4)
Henry P. Becton, Jr.	$3,242	$1,253	$1,355	$0	$159,500
Dawn-Marie Driscoll(1)	$4,156	$1,506	$1,644	$0	$208,016
Keith R. Fox	$3,824	$1,417	$1,539	$0	$220,620
Kenneth C. Froewiss(5)	$0	$0	$0	$0	$87,364
Jean Gleason Stromberg	$3,118	$1,217	$1,320	$0	$153,500
Carl W. Vogt	$3,173	$1,233	$1,338	$0	$168,500

(1)	Includes $14,896 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(2)	For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 49 funds/portfolios. Each Trustee, except Mr. Froewiss, currently serves on the boards of 18 trusts/corporations comprised of 41 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.

(3)	Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Becton, $34,120 for Ms. Driscoll, $36,620 for Mr. Fox, and $17,000 for Mr. Vogt. These meeting fees were borne by the Funds.
(4)	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of ad hoc committees of the Boston Board in connection with reviewing the Funds’ shareholder servicing arrangements. Such amounts totaled $2,500 for Ms. Driscoll and $31,000 for Mr. Fox. Also, included are amounts paid to the Trustees, except Mr. Froewiss, for special meetings to consider fund mergers. These amounts totaled $5,000 for Mr. Becton and Ms Driscoll, $4,000 for Mr. Fox and $3,000 for Ms. Stromberg. The Funds were reimbursed by the Advisor for these meeting fees.
(5)	Mr. Froewiss was appointed to the Boston Board on September 15, 2005. He served as a member of five Scudder closed-end funds in 2004, for which he received the compensation indicated.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2004.

Name of Trustee	Dollar Range of Securities Owned in Scudder Cash Investment Trust	Dollar Range of Securities Owned in Scudder Tax-Free Money Fund	Dollar Range of Securities Owned in Scudder US Treasury Money Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$1 - $10,000	$1 - $10,000	$1 - $10,000	Over $100,000
Dawn-Marie Driscoll	$1 - $10,000	Over $100,000	None	Over $100,000
Keith R. Fox	None	None	None	Over $100,000
Kenneth C. Froewiss	None	None	None	$50,000 - $100,000
Jean Gleason Stromberg	None	None	None	Over $100,000
Carl W. Vogt	None	None	None	Over $100,000

Securities Beneficially Owned

As of September 13, 2005, all Trustees and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of a Fund.

To the best of the Fund’s knowledge, as of September 13, 2005, no person owned of record or beneficially 5% or more of any class of a Fund’s outstanding shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Kenneth C. Froewiss		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

TRUST ORGANIZATION

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class S and Class AARP Shares are offered.

The Funds generally are not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of each Fund (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust for Scudder Cash Investment Trust, Scudder US Treasury Money Fund and Scudder Tax-Free Money Fund provide that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

The name “Scudder Cash Investment Trust” is the designation of SCIT for the time being under a Declaration of Trust dated December 12, 1975, the name “Scudder US Treasury Money Fund” is the designation of Treasury Fund for the time being under a Declaration of Trust dated April 4, 1980 and the name “Scudder Tax-Free Money Fund” is the designation of STFMF for the time being under a Declaration of Trust dated December 9, 1987, each as amended from time to time, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by a Fund’s Declaration of Trust, as amended from time to time. No series is liable for the obligations of any other series. The Declaration of Trust of each Fund is on file at the Massachusetts Secretary of State’s Office in Boston, Massachusetts.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund. The Trustees of each Fund have considered this and approved the use of a combined SAI for the Funds.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of a Board or of a majority of a Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes (type “proxy voting” in the search field).

ADDITIONAL INFORMATION

Internet Access

World Wide Web Site — The address of the Scudder Funds site is www.myScudder.com. The address for Class AARP is aarp.scudder.com.

These sites offer guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The sites also enable users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on Funds.

Account Access — The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor’s personal portfolio capabilities — known as SEAS (Scudder Electronic Account Services) — are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder’s Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between

Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The net asset values of most Scudder funds can be found daily in the “Mutual Funds” section of The Wall Street Journal under “Scudder Funds,” and in other leading newspapers throughout the country. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the “Money-Market Funds” section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-SCUDDER.

Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax Advisor with respect to the suitability requirements and tax aspects thereof.

Shares of a Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by a Fund’s distributor depending on the provisions of the relevant plan or IRA. None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Shareholder Indemnification

Each Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of that trust. The Declarations of Trust of each Fund contain an express disclaimer of shareholder liability in connection with a Fund’s property or the acts, obligations or affairs of a Fund. The Declarations of Trust also provide for indemnification out of a Fund’s property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Other Information

The CUSIP number of Scudder Cash Investment Trust, Class S is 811118-108.

The CUSIP number of Scudder Cash Investment Trust, Class AARP is 811118-207.

The CUSIP number of Scudder Tax-Free Money Fund, Class S is 811235-100.

The CUSIP number of Scudder Tax-Free Money Fund, Class AARP is 811235-209.

The CUSIP number of Scudder US Treasury Money Fund, Class S is 81123P-106.

The CUSIP number of Scudder US Treasury Money Fund, Class AARP is 81123P-205.

On August 10, 1998, the Board of Trustees changed the fiscal year end for SCIT and Treasury Fund from June 30 to May 31 and the fiscal year end of STFMF from December 31 to May 31.

This Statement of Additional Information contains the information of Scudder Cash Investment Trust, Scudder Tax-Free Money Fund and Scudder US Treasury Money Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds’ combined prospectus and this combined Statement of Additional Information omit certain information contained in the Registration Statements which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statements for further information with respect to a Fund and the securities offered hereby. These Registration Statements are available for inspection by the public at the offices of the SEC in Washington, D.C.

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

FINANCIAL STATEMENTS

Scudder Cash Investment Trust

The financial statements, including the portfolio of investments, of Scudder Cash Investment Trust, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated May 31, 2005, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Scudder US Treasury Money Fund

The financial statements, including the portfolio of investments, of Scudder US Treasury Money Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated May 31, 2005, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Scudder Tax-Free Money Fund

The financial statements, including the portfolio of investments, of Scudder Tax-Free Money Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated May 31, 2005, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

APPENDIX

The following is a description of the ratings given by Moody’s, S&P and Fitch to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.

Corporate and Municipal Bonds

Moody’s: The four highest ratings for corporate and municipal bonds are “Aaa,” “Aa,” “A” and “Baa.” Bonds rated “Aaa” are judged to be of the “best quality” and carry the smallest degree of investment risk. Bonds rated “Aa” are of “high quality by all standards,” but margins of protection or other elements make long-term risks appear somewhat greater than “Aaa” rated bonds. Bonds rated “A” possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated “Baa” are considered to be medium grade obligations, neither highly protected nor poorly secured. Moody’s applies numerical modifiers 1, 2 and 3 in each rating category from “Aa” through “Baa” in its rating system. The modifier 1 indicates that the security ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

S&P: The four highest ratings for corporate and municipal bonds are “AAA,” “AA,” “A” and “BBB.” Bonds rated “AAA” have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated “AA” have a “very strong capacity to pay interest and repay principal” and differ “from the higher rated issues only in small degree.” Bonds rated “A” have a “strong capacity” to pay interest and repay principal, but are “somewhat more susceptible to” adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated “BBB” are regarded as having an “adequate capacity” to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead a “weakened capacity” to make such payments. The ratings from “AA” to “BBB” may be modified by the addition of a plus or minus sign to show relative standing within the category.

Fitch: The four highest ratings of Fitch for corporate and municipal bonds are “AAA,” “AA,” “A” and “BBB.” Bonds rated “AAA” are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated “AA” are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F1+.” Bonds rated “A” are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated “BBB” are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with greater ratings.

Corporate and Municipal Commercial Paper

Moody’s: The highest rating for corporate and municipal commercial paper is “P-1” (Prime-1). Issuers rated “P-1” have a “superior ability for repayment of senior short-term obligations.”

S&P: The “A-1” rating for corporate and municipal commercial paper indicates that the “degree of safety regarding timely payment is strong.” Commercial paper with “overwhelming safety characteristics” will be rated “A-1+.”

Fitch: The rating “F-1” is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer’s liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer’s commercial paper is rated “F-1.”

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality.” Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group.” Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest.” Notes issued with “overwhelming safety characteristics” will be rated “SP-1+.” The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1” and “F-2.”

Annual Report to Shareholders

July 31, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them. Please read this fund’s prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2005

Scudder Money Market Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison

☐	Fund Yield

☐	First Tier Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

Scudder Money Market Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — Money Market Fund Category as of 7/31/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	40	of	363	11
3-Year	33	of	344	10
5-Year	30	of	299	10
10-Year	21	of	184	11

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 7/31/05. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Scudder Government & Agency Money Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison

☐	Fund Yield

☐	Government & Agencies Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

Scudder Government & Agency Money Fund is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — Government Money Market Fund Category as of 7/31/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	11	of	117	10
3-Year	8	of	106	8
5-Year	9	of	100	9
10-Year	6	of	73	9

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 7/31/05. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Government Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Scudder Tax-Exempt Money Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison

☐	Fund Yield

☐	Tax-Free Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Income may be subject to state and local taxes and the alternative minimum tax. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

Scudder Tax-Exempt Money Fund is compared to its respective iMoneyNet category: Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio Holdings of tax-free Funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; over 6 months; AMT Paper and Other Tax-Free Holdings.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — Tax-Exempt Money Market Fund Category as of 7/31/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	7	of	120	6
3-Year	8	of	110	8
5-Year	9	of	101	7
10-Year	5	of	85	6

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 7/31/05. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Tax-Exempt Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Information About Each Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2005.

The tables illustrate each Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2005

Actual Fund Return	Scudder Money Market Fund	Scudder Government & Agency Money Fund	Scudder Tax-Exempt Money Fund
Beginning Account Value 2/1/05	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/05	$1,012.50	$1,012.40	$1,009.60
Expenses Paid per $1,000*	$2.25	$2.15	$1.99

Hypothetical 5% Fund Return	Scudder Money Market Fund	Scudder Government & Agency Money Fund	Scudder Tax-Exempt Money Fund
Beginning Account Value 2/1/05	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/05	$1,022.56	$1,022.66	$1,022.81
Expenses Paid per $1,000*	$2.26	$2.16	$2.01

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Scudder Money Market Fund	.45%
Scudder Government & Agency Money Fund	.43%
Scudder Tax-Exempt Money Fund	.40%

For more information, please refer to the Funds’ prospectus.

Portfolio Management Review

Scudder Money Funds: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Money Funds. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience managing money market funds.

In the following interview, Portfolio Managers Christine C. Haddad and Joseph Benevento discuss the market environment and the portfolio team’s approach to managing Scudder Money Funds during the fund’s most recent fiscal year ended July 31, 2005.

Q: Will you discuss the market environment during the period?

A: In June 2004, following a substantial improvement in job creation and the economy in general, the Federal Reserve (the Fed) began to move away from an accommodative stance of low interest rates. The Fed’s policy was to raise short-term interest rates at a “measured pace” as it sought to prevent an acceleration in inflation, which would hurt the economic expansion. At the close of the fund’s fiscal year on July 31 the federal funds rate stood at 3.25%, up from 1.00% at the start of 2004.1

[1]	Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.
[2]	LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Throughout the period, the US economy maintained a steady 3.7% growth rate and added approximately 150,000 new jobs each month. During this time, the market’s focus gradually shifted from monitoring monthly job growth to a careful watch for signs of increased inflation. In February, oil prices, which had moderated toward the end of 2004, began to rise steadily and dramatically.

The one-year LIBOR rate stood at 4.16% at the close of the period.2 The LIBOR premium over the fed funds rate of 3.25% (LIBOR is set by the market while the fed funds rate is fixed by the Federal Reserve) represented the market’s concern that the Fed may have to continue raising short-term interest rates to keep inflation under control. The Fed has repeatedly stated that it will continue to raise rates to curb inflation, and that it believes the economy remains on a solid footing.

Q: How did the funds perform over the most recent annual period?

A: For the period, the funds registered favorable performance and achieved their stated objective of seeking maximum current income consistent with stability of principal (in the case of the Tax-Exempt Money Fund, to provide maximum current income that is exempt from regular federal taxes to the extent consistent with stability of principal).

Q: In light of market conditions during the period, what has been the strategy for Scudder Money Market Fund?

A: During the fiscal year, our strategy was to keep the portfolio’s average maturity relatively short in order to reduce risk, generally limiting our purchases to three-month maturity issues and shorter. (Shorter-term securities are generally less risky than longer-term securities, and are therefore potentially more attractive in a difficult environment.) From time to time, when the market offered more attractive yields at longer maturities, we added some longer-term issues. In addition, our decision to maintain a significant allocation in floating-rate securities — whose yields adjust to market rates — was helpful to performance during a period of rising interest rates. (The interest rate of floating-rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.) The remainder of the fund’s portfolio is invested in fixed-rate securities, certificates of deposit and repurchase agreements.3 During the period, we targeted an average maturity of 30 to 40 days for the fund. As of July 31, 2005, the fund’s weighted average maturity was 43 days.

[3]	Repurchase Agreements (Repos) — an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest bearing, short-term “parking place” for large sums of money.

Q: What has been the strategy for Scudder Government & Agency Money Fund?

A: At present, investors are waiting out the Federal Reserve’s well-telegraphed series of interest rate hikes, and many of them have led a “flight to quality” into government money market securities. For this reason, Treasury bills and Agency securities have become more expensive, and we have increased the fund’s allocation in repurchase agreements. In addition, we have shortened the weighted average maturity of the fund as a precautionary measure in this rising rate environment. Going forward, we will continue to monitor economic and inflation indicators to determine the speed in which interest rates may rise. As of July 31, 2005, the fund’s weighted average maturity was 41 days.

Q: What has been the strategy for Scudder Tax-Exempt Money Fund?

A: During the period, we continued to focus on the highest-quality investments for the Tax-Exempt Money Fund while seeking competitive yields across the municipal investment spectrum. Over the period, we sought to balance stability of principal and competitive yield by shifting the fund’s weighted average maturity to a target range of 30 to 40 days. (At the close of the period ended July 31, 2005, the fund’s weighted average maturity was 31 days.) The portfolio also has a targeted allocation of 70% of assets in floating-rate securities and 30% in fixed-rate instruments. Our decision to maintain a significant floating-rate position helped performance during the period. The interest rate of floating-rate securities adjusts periodically based on indices such as the Bond Market Association Index of Variable Rate Demand Notes.4 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. In addition, we emphasized essential-services revenue issues and what is known as enhanced paper, i.e., securities guaranteed by a third party such as a bank or insurance company.

Lastly, within its floating-rate position, the fund is maintaining a core allocation in municipal trust receipts (MTRs).5 MTRs, which are financing vehicles for longer-term bonds, offer slightly higher yields than conventional variable rate instruments. And as a holder of insured municipal credits, we are carefully monitoring the recent investigations of municipal credit insurer MBIA by securities regulators (a portion of the credits the fund holds are insured by MBIA). MBIA, the largest municipal securities insurance firm, has been the subject of inquiries over certain types of derivative securities trading it engaged in during 2002.

[4]	The Bond Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index comprising seven-day tax-exempt variable rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data’s database of more than 10,000 active issues.
[5]	Municipal trust receipts (MTRs) are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. The structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser.

Q: What detracted from performance during the period?

A: In December, we kept additional cash on hand — as we do each year — to meet any tax-related redemptions as well as investors’ year-end liquidity needs. Because we kept a larger percentage of assets in overnight liquidity, this detracted somewhat from yield and total return.

Q: Will you describe your investment philosophy?

A: We continue our insistence on the highest credit quality within the funds. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the funds and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2005

Scudder Money Market Fund

Asset Allocation	7/31/05	7/31/04
Commercial Paper	37%	30%
Short-Term Notes	20%	16%
Certificates of Deposit and Bank Notes	16%	19%
Repurchase Agreements	12%	13%
US Government Sponsored Agencies+	7%	14%
Promissory Notes	4%	4%
Master Notes	2%	3%
Other Investments	2%	1%

	100%	100%

Weighted Average Maturity
Scudder Money Market Fund	43 days	53 days
First Tier Retail Money Fund Average*	38 days	41 days

+	Not backed by the full faith and credit of the US Government

*	The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Scudder Government & Agency Money Fund

Asset Allocation	7/31/05	7/31/04
Agencies Not Backed by the Full Faith and Credit of the US Government	47%	65%
Repurchase Agreements	48%	29%
Agencies Backed by the Full Faith and Credit of the US Government	5%	6%

	100%	100%

Weighted Average Maturity
Scudder Government & Agency Money Fund	41 days	54 days
Government and Agencies Retail Money Fund Average**	31 days	38 days

**	The Fund is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

Scudder Tax-Exempt Money Fund

Asset Allocation	7/31/05	7/31/04
Municipal Investments	100%	100%

Weighted Average Maturity
Scudder Tax-Exempt Money Fund	31 days	26 days
National Tax-Free Retail Money Fund Average***	25 days	32 days

***	The Fund is compared to its respective iMoneyNet category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio Holdings of tax-free Funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; over 6 months; AMT Paper and Other Tax-Free Holdings.

Asset Allocation is subject to change. For more complete details about the Funds’ holdings, see pages 16-33. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of each Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following each Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2005

Scudder Money Market Fund

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 16.2%
Abbott Laboratories, 5.625%, 7/1/2006	10,000,000	10,144,984
Bank of America NA, 2.92%, 8/3/2005	25,000,000	25,000,000
Bank Tokyo-Mitsubishi, 3.29%, 8/8/2005	30,000,000	30,000,000
BNP Paribas:
3.02%, 8/22/2005	50,000,000	50,000,000
3.16%, 8/9/2005	12,000,000	11,999,988
Calyon, 3.27%, 3/6/2006	20,000,000	20,000,000
Credit Suisse First Boston, 3.3%, 8/9/2005	85,000,000	85,000,000
Depfa Bank PLC, 3.22%, 2/6/2006	20,000,000	20,000,000
HBOS Treasury Services PLC:
3.29%, 9/6/2005	25,000,000	25,000,000
3.8%, 7/10/2006	35,000,000	35,000,000
Societe Generale:
2.955%, 8/8/2005	14,000,000	14,000,014
3.265%, 3/3/2006	27,000,000	27,000,000
3.29%, 8/10/2005	100,000,000	100,000,000
Tango Finance Corp., 4.045%, 7/25/2006	25,000,000	24,998,774
Toronto Dominion Bank:
3.6%, 6/7/2006	25,000,000	25,000,000
3.75%, 5/16/2006	17,500,000	17,498,651
UniCredito Italiano SpA:
3.185%, 8/15/2005	25,000,000	25,000,000
3.73%, 4/12/2006	5,000,000	5,000,000

Total Certificates of Deposit and Bank Notes (Cost $550,642,411)		550,642,411

Commercial Paper** 38.1%
Apreco LLC, 3.27%, 8/3/2005	64,600,000	64,588,264
Atlantis One Funding Corp.:
3.16%, 8/16/2005	70,827,000	70,733,745
3.25%, 9/9/2005	20,432,000	20,360,062
3.26%, 8/9/2005	60,000,000	59,956,533
3.26%, 9/9/2005	10,212,000	10,175,935
CC (USA), Inc., 3.6%, 11/1/2005	22,000,000	21,797,600
Charta, LLC:
3.27%, 8/3/2005	100,000,000	99,981,833
3.46%, 9/20/2005	35,000,000	34,831,806
CIT Group, Inc., 2.91%, 8/8/2005	40,000,000	39,977,367
General Electric Co., 3.5%, 9/29/2005	100,000,000	99,426,389
Giro Funding US Corp.:
3.5%, 9/20/2005	50,000,000	49,756,944
3.58%, 10/20/2005	60,000,000	59,522,667
Jupiter Securitization Corp., 3.27%, 8/8/2005	16,892,000	16,881,259
Liberty Street Funding, 3.42%, 8/26/2005	25,000,000	24,940,625
Merrill Lynch & Co., Inc., 3.3%, 8/1/2005	65,000,000	65,000,000
National Rural Utilities CFC, 3.34%, 8/11/2005	25,000,000	24,976,806
Perry Global Funding LLC, Series A, 3.4%, 8/19/2005	50,000,000	49,915,000
Preferred Receivables Funding Corp.:
3.27%, 8/2/2005	51,243,000	51,238,346
3.27%, 8/9/2005	85,252,000	85,190,050
RWE AG, 2.92%, 8/8/2005	10,000,000	9,994,322
Scaldis Capital LLC:
3.28%, 8/8/2005	88,691,000	88,634,435
3.41%, 8/25/2005	50,000,000	49,886,333
Sheffield Receivables Corp., 3.27%, 8/9/2005	150,000,000	149,891,000
Tango Finance Corp., 3.14%, 8/4/2005	6,000,000	5,998,430
The Goldman Sachs Group, Inc., 3.185%, 3/3/2006	10,000,000	9,810,669
Windmill Funding Corp., 3.28%, 8/11/2005	30,000,000	29,972,667

Total Commercial Paper (Cost $1,293,439,087)		1,293,439,087

Short-Term Notes* 20.1%
American Express Centurion Bank, 3.34%, 9/1/2005	20,000,000	20,000,645
American Express Credit Corp.:
3.19%, 8/9/2005	35,000,000	35,000,314
3.34%, 9/30/2005	6,000,000	6,000,355
American Honda Finance Corp., 144A, 3.38%, 9/19/2005	20,000,000	19,999,733
Beta Finance, Inc., 144A, 3.56%, 4/10/2006	25,000,000	25,005,687
Canadian Imperial Bank of Commerce, 1.92%, 10/14/2005	45,000,000	45,015,350
Credit Suisse First Boston, 3.38%, 9/9/2005	5,000,000	5,000,125
Depfa Bank PLC, 3.42%, 9/15/2005	25,000,000	25,000,000
General Electric Capital Corp., 3.67%, 9/23/2005	32,300,000	32,316,233
General Electric Co., 3.7%, 10/24/2005	5,000,000	5,000,609
Greenwich Capital Holdings, Inc.:
3.15%, 12/5/2005	75,000,000	75,000,000
3.31%, 11/14/2005	50,000,000	50,000,000
HSBC Finance Corp., 3.27%, 10/25/2005	50,000,000	50,000,000
International Business Machines Corp., 3.31%, 3/8/2006	3,000,000	2,999,756
Links Finance LLC, 3.385%, 5/22/2006	5,000,000	4,999,586
Merrill Lynch & Co., Inc.:
3.12%, 1/4/2006	25,000,000	25,000,000
3.39%, 5/5/2006	6,000,000	6,003,667
3.471%, 3/17/2006	55,000,000	55,025,080
Morgan Stanley:
3.32%, 11/15/2005	28,000,000	28,000,000
3.37%, 11/7/2005	25,000,000	24,999,995
Pfizer, Inc., 144A, 3.3%, 10/7/2005	40,000,000	40,000,000
SunTrust Bank NA, 3.17%, 4/28/2006	100,000,000	100,000,000

Total Short-Term Notes (Cost $680,367,135)		680,367,135

US Government Sponsored Agencies 6.9%
Federal Farm Credit Bank, 3.17%*, 1/17/2006	30,000,000	30,000,000
Federal Home Loan Bank, 3.309%*, 9/16/2005	30,000,000	29,998,944
Federal Home Loan Mortgage Corp., 3.51%*, 10/7/2005	90,000,000	90,000,000
Federal National Mortgage Association:
2.84%**, 8/3/2005	25,000,000	24,996,055
3.25%*, 12/9/2005	10,000,000	9,997,835
4.0%, 8/8/2006	50,000,000	50,000,000

Total US Government Sponsored Agencies (Cost $234,992,834)		234,992,834

Asset Backed 1.2%
Permanent Financing PLC, “1A”, Series 8, 3.34%*, 6/10/2006	35,000,000	35,000,000
Volkswagen Auto Lease Trust, “A1”, Series 2005-A, 2.985%, 3/20/2006	5,006,373	5,006,373

Total Asset Backed (Cost $40,006,373)		40,006,373

Master Notes 1.5%
Bear Stearns & Co., Inc., 3.463%*, 8/1/2005 (f) (Cost $50,000,000)	50,000,000	50,000,000

Promissory Notes 4.1%
The Goldman Sachs Group, Inc.:
2.48%*, 10/7/2005	75,000,000	75,000,000
3.17%*, 2/16/2006	15,000,000	15,000,000
3.39%*, 8/10/2005	50,000,000	50,000,000

Total Promissory Notes (Cost $140,000,000)		140,000,000

Guaranteed Investment Contracts 0.7%
New York Life Insurance Co., 3.514%*, 9/20/2005 (Cost $25,000,000)	25,000,000	25,000,000

Repurchase Agreements 11.8%
BNP Paribas, 3.3%, dated 7/29/2005, to be repurchased at $100,027,500 on 8/1/2005 (b)	100,000,000	100,000,000
JPMorgan Chase, Inc., 3.3%, dated 7/29/2005, to be repurchased at $95,026,125 on 8/1/2005 (c)	95,000,000	95,000,000
Morgan Stanley & Co., Inc., 3.31%, dated 7/29/2005, to be repurchased at $202,055,718 on 8/1/2005 (d)	202,000,000	202,000,000
State Street Bank and Trust Co., 3.14%, dated 7/29/2005, to be repurchased at $2,149,562 on 8/1/2005 (e)	2,149,000	2,149,000

Total Repurchase Agreements (Cost $399,149,000)		399,149,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $3,413,596,840) (a)	100.6	3,413,596,840
Other Assets and Liabilities, Net	(0.6)	(21,289,148)
Net Assets	100.0	3,392,307,692

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of July 31, 2005.
**	Annualized yield at time of purchase; not a coupon rate.
(a)	The cost for federal income tax purposes was $3,413,596,840.
(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
11,360,000	Federal Home Loan Bank	3.875	8/22/2008	11,244,370
36,626,000	Federal Home Loan Mortgage Corp.	2.875-6.875	9/18/2007-9/15/2010	40,985,688
50,000,000	Federal National Mortgage Association	4.25	8/15/2010	49,770,780

Total Collateral Value				102,000,838

(c)	Collateralized by $95,035,000 Government National Mortgage Association, 5.5%, maturing on 7/15/2035 with a value of $96,904,192.
(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
84,120,935	Federal Home Loan Mortgage Corp.	4.0-7.0	5/1/2016-7/1/2035	85,871,581
114,739,308	Federal National Mortgage Association	3.567-8.0	6/1/2018-8/1/2035	120,691,414

Total Collateral Value				206,562,995

(e)	Collateralized by $2,175,000 Federal Home Loan Mortgage Corp., 2.875%, maturing on 9/15/2005 with a value of $2,195,776.
(f)	Reset date; not a maturity date.
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Scudder Government & Agency Money Fund

	Principal Amount ($)	Value ($)
Agencies Not Backed by the Full Faith and Credit of the US Government 47.3%
US Government Sponsored Agencies 41.5%
Federal Farm Credit Bank:
3.17%*, 1/17/2006	20,000,000	20,000,000
3.41%*, 12/27/2005	15,000,000	15,000,000
Federal Home Loan Bank:
3.25%, 7/21/2006	5,000,000	4,964,779
3.27%*, 9/12/2005	34,000,000	33,997,597
Federal Home Loan Mortgage Corp.:
2.5%, 3/28/2006	5,000,000	4,954,823
2.9%**, 8/9/2005	15,500,000	15,490,011
3.51%*, 10/7/2005	10,000,000	10,000,000
3.83%, 6/20/2006	7,500,000	7,500,000
Federal National Mortgage Association:
2.18%, 1/30/2006	3,225,000	3,198,510
2.84%**, 8/3/2005	3,000,000	2,999,527
2.98%**, 9/16/2005	2,542,000	2,532,321
3.075%**, 1/27/2006	3,000,000	2,954,131
3.22%*, 9/7/2006	25,000,000	24,979,530
3.28%**, 8/1/2005	30,000,000	30,000,000
4.0%, 8/8/2006	5,000,000	5,000,000

		183,571,229

US Government Agency Sponsored Pass-Throughs 5.8%
Federal National Mortgage Association:
3.12%**, 8/1/2005	9,000,000	9,000,000
3.26%**, 8/1/2005	10,000,000	10,000,000
4.03%, 7/21/2006	6,500,000	6,500,000
		25,500,000

Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $209,071,229)		209,071,229

	Principal Amount ($)	Value ($)
Agencies Backed by the Full Faith and Credit of the US Government 5.0%
Government Guaranteed Securities
Hainan Airlines:
Series 2000-1, 3.41%*, 12/15/2007	9,966,939	9,966,940
Series 2000-2, 3.41%*, 12/15/2007	6,133,492	6,133,492
Series 2000-3, 3.41%*, 12/15/2007	6,133,501	6,133,501

Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $22,233,933)		22,233,933

Repurchase Agreements 47.4%
Bank of America Securities LLC, 3.28%, dated 7/7/2005, to be repurchased at $75,225,500 on 8/9/2005 (b)	75,000,000	75,000,000
BNP Paribas, 3.32%, dated 7/29/2005, to be repurchased at $24,006,640 on 8/1/2005 (c)	24,000,000	24,000,000
Citigroup Global Markets, Inc., 3.5%, dated 7/27/2005, to be repurchased at $10,060,278 on 9/27/2005 (d)	10,000,000	10,000,000
Credit Suisse First Boston Corp., 3.28%, dated 7/6/2005, to be repurchased at $55,170,378 on 8/9/2005 (e)	55,000,000	55,000,000
Goldman Sachs Co., Inc., 3.28%, dated 7/12/2005, to be repurchased at $45,114,800 on 8/9/2005 (f)	45,000,000	45,000,000
State Street Bank and Trust Co., 3.1%, dated, 7/29/2005, to be repurchased at $794,205 on 8/1/2005 (g)	794,000	794,000

Total Repurchase Agreements (Cost $209,794,000)		209,794,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $441,099,162) (a)	99.7	441,099,162
Other Assets and Liabilities, Net	0.3	1,144,519
Net Assets	100.0	442,243,681

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of July 31, 2005.

**	Annualized yield at time of purchase; not a coupon rate.
(a)	The cost for federal income tax purposes was $441,099,162.
(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
8,091,129	Federal Home Loan Mortgage Corp.	5.0-7.0	6/1/2032-5/1/2035	8,236,004
66,802,303	Federal National Mortgage Association	4.72-7.0	12/1/2011-7/1/2035	67,939,101

Total Collateral Value				76,175,105

(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
20,916,357	Federal Home Loan Mortgage Corp.	5.0	7/1/2020	15,136,678
53,916,357	Federal National Mortgage Association	5.5	2/1/2035-8/1/2035	9,343,323

Total Collateral Value				24,480,000

(d)	Collateralized by $11,330,259 Federal Home Loan Mortgage Corp., 4.0%, maturing on 6/15/2033 with a value of $10,300,000.
(e)	Collateralized by $55,868,635 Federal National Mortgage Association, with various coupon rates from 3.732-3.909% with various maturity dates of 8/1/2033-9/1/2034 with a value of $56,100,600.
(f)	Collateralized by $47,032,000 US Treasury Note, 3.625%, maturing on 5/15/2013 with a value of $45,900,312.
(g)	Collateralized by $725,000 Federal National Mortgage Association, 6.125%, maturing on 3/15/2012 with a value of $810,188.

The accompanying notes are an integral part of the financial statements.

Scudder Tax-Exempt Money Fund

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 101.0%
Arizona 1.2%
Arizona, Salt River Pima-Maricopa, Indian Community, 2.34%*, 10/1/2025, Bank of America NA (c)	5,000,000	5,000,000
Arizona, School Facilities Board, Certificates of Participation, Series 735, 144A, 2.37%*, 3/1/2013 (b)	3,695,000	3,695,000

		8,695,000

California 2.5%
California, Housing Finance Agency Revenue, Multi-Family Housing, Series C, AMT, 2.36%*, 2/1/2037	2,175,000	2,175,000
California, State General Obligation, Series PT-1555, 144A, 2.35%*, 10/1/2010 (b)	4,945,000	4,945,000
Hayward, CA, Multi-Family Housing Revenue, Timbers Apartments, Series A, AMT, 2.32%*, 3/15/2033	2,600,000	2,600,000
Los Angeles County, CA, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/30/2006	6,000,000	6,077,889
Riverside, CA, Community College District, Series 913, 144A, 2.36%*, 2/1/2013 (b)	3,000,000	3,000,000

		18,797,889

Colorado 5.0%
Adams & Weld Counties, CO, Brighton School District No. 27J, Series R-6514, 144A, 2.37%*, 12/1/2024 (b)	8,525,000	8,525,000
Colorado, Educational & Cultural Facilities Authority Revenue, National Jewish Board Program, Series C-1, 2.33%*, 9/1/2035, US Bank NA (c)	6,500,000	6,500,000
Colorado, Educational & Cultural Facilities Authority Revenue, Vail Mountain School Project, 2.43%*, 5/1/2033, KeyBank NA (c)	3,200,000	3,200,000
Colorado, State Education Loan Program, Tax & Revenue Anticipation Notes, Series A, ETM, 3.5%, 8/9/2005	12,530,000	12,531,975
Larimer County, CO, School District No. R-1 Poudre, Series II-R-4535, 144A, 1.7%*, 12/15/2021 (b)	2,820,000	2,820,000
Summit County, CO, School District No. RE1, Series R-6513, 144A, 2.37%*, 12/1/2023 (b)	3,370,000	3,370,000

		36,946,975

Delaware 0.7%
Sussex County, DE, Industrial Development Revenue, Perdue Agrirecycle LLC Project, AMT, 2.4%*, 1/1/2013, SunTrust Bank (c)	5,000,000	5,000,000

District of Columbia 2.6%
District of Columbia, Tax & Revenue Anticipation Notes, 3.5%, 9/30/2005	19,000,000	19,029,829

Florida 4.3%
Alachua County, FL, Health Facilities Authority Revenue, Shands Teaching Hospital, Series A, 2.33%*, 12/1/2032, SunTrust Bank (c)	2,000,000	2,000,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Series PT-703, 144A, 2.35%*, 9/1/2026	7,025,000	7,025,000
Broward County, FL, School Board Certificates of Participation, Series R-1056, 144A, 2.37%*, 7/1/2019 (b)	4,180,000	4,180,000
Collier County, FL, School Board Certificates Participation, Series MT-147, 144A, 2.36%*, 2/15/2021 (b)	4,000,000	4,000,000
Florida, Higher Educational Facilities Financing Authority Revenue, St. Thomas University Project, 2.33%*, 1/1/2019, SunTrust Bank (c)	1,300,000	1,300,000
Gulf Breeze, FL, Municipal Bond Fund Revenue, Series A, 2.34%*, 3/31/2021, Bank of America NA (c)	2,265,000	2,265,000
Miami-Dade County, FL, Industrial Development Authority Revenue, Gulliver Schools Project, 2.39%*, 9/1/2029, Bank of America NA (c)	2,890,000	2,890,000
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Project, 2.39%*, 11/1/2028, Bank of America NA (c)	1,900,000	1,900,000
Orange County, FL, Housing Finance Authority, Multi-Family Revenue, Smokewood/Sun, Series A, 2.36%*, 12/1/2022	550,000	550,000
Pasco County, FL, School Board Certificates of Participation, 2.33%*, 8/1/2026 (b)	150,000	150,000
Pinellas County, FL, Health Facilities Authority Revenue, Pooled Hospital Loan Program, 2.34%*, 12/1/2015 (b)	1,800,000	1,800,000
Sarasota County, FL, Health Facility Authority Revenue, Bay Village Project, 2.39%*, 12/1/2023, Bank of America NA (c)	4,200,000	4,200,000

		32,260,000

Georgia 2.9%
Atlanta, GA, Airport Revenue:
Series C-3, 2.33%*, 1/1/2030 (b)	500,000	500,000
Series C-1, 2.34%*, 1/1/2030 (b)	4,000,000	4,000,000
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp., 2.33%*, 1/1/2022 (b)	2,785,000	2,785,000
Fulton County, GA, Development Authority Revenue, Shepherd Center, Inc. Project, 2.35%*, 9/1/2035, SunTrust Bank (c)	4,300,000	4,300,000
Rockdale County, GA, Hospital Authority Revenue, Anticipation Certificates, 2.34%*, 10/1/2027, SunTrust Bank (c)	4,410,000	4,410,000
Roswell, GA, Housing Authority, Multi-Family Revenue, Post Canyon Project, 2.35%*, 6/1/2025	5,400,000	5,400,000

		21,395,000

Hawaii 1.6%
ABN AMRO, Munitops Certificates Trust, Series 2004-16, 144A, 2.37%*, 7/1/2012 (b)	3,200,000	3,200,000
Honolulu, HI, City & County, General Obligation, 2.5%, 8/16/2005	8,600,000	8,600,000

		11,800,000

Idaho 2.0%
Idaho, State Tax Anticipation Notes, 4.0%, 6/30/2006	7,500,000	7,590,637
Power County, ID, Industrial Development Authority, FMC Corp. Project, AMT, 2.39%*, 4/1/2014, Wachovia Bank NA (c)	7,500,000	7,500,000

		15,090,637

Illinois 8.3%
Chicago, IL, Revenue Bonds, De La Salle Institute Project, 2.45%*, 4/1/2027, Fifth Third Bank (c)	3,470,000	3,470,000
Cicero, IL, Industrial Development Revenue, Harris Steel Co. Project, AMT, 2.5%*, 5/1/2011, American National Bank & Trust (c)	1,450,000	1,450,000
Cook County, IL, Industrial Development Revenue, 128th Place Limited Partnership, AMT, 2.41%*, 7/1/2020, LaSalle Bank NA (c)	2,400,000	2,400,000
Cook County, IL, Industrial Development Revenue, Devorahco LLC Project, Series A, AMT, 2.41%*, 12/1/2034, LaSalle Bank NA (c)	2,000,000	2,000,000
Du Page County, IL, Benedictine University Building Project, 2.35%*, 7/1/2024, LaSalle Bank NA (c)	5,430,000	5,430,000
Franklin Park, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 2.4%*, 2/1/2007, Northern Trust Company (c)	5,000,000	5,000,000
Hillside, IL, Economic Development Revenue, L&J Technologies Project, AMT, 2.4%*, 7/1/2024, Northern Trust Company (c)	4,320,000	4,320,000
Illinois, Development Finance Authority Revenue, Regional Organization Bank of Illinois Project, 2.45%*, 12/1/2020, Bank One NA (c)	2,400,000	2,400,000
Illinois, Development Finance Authority, Industrial Development Revenue, Tripp Partners Project, AMT, 2.5%*, 2/1/2013, Northern Trust Company (c)	3,080,000	3,080,000
Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 2.41%*, 8/1/2019, LaSalle Bank NA (c)	4,700,000	4,700,000
Illinois, Finance Authority Revenue, Northwestern Memorial Hospital, Series B-1, 2.33%*, 8/15/2038	300,000	300,000
Illinois, Finance Authority Revenue, Northwestern University, Series B, 2.32%*, 12/1/2034	1,000,000	1,000,000
Illinois, General Obligation, Series 1750, 144A, 2.37%*, 12/1/2010 (b)	5,320,000	5,320,000
Illinois, General Obligation, Regional Transportation Authority, Merlots, Series A-24, 144A, 2.37%*, 7/1/2032 (b)	2,165,000	2,165,000
Illinois, General Obligation, Star Certificates, Series 03-20, 144A, 2.37%*, 11/1/2019 (b)	5,715,000	5,715,000
Lake Zurich, IL, Industrial Development Revenue, Screenco LLC/ScreenFlex Project, AMT, 2.41%*, 3/1/2018, LaSalle National Bank (c)	1,725,000	1,725,000
Mundelein, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 2.4%*, 1/1/2015, Northern Trust Company (c)	6,500,000	6,500,000
Tinley Park, IL, Industrial Development Revenue, Harbor Tool Manufacturing, Inc., Project, AMT, 2.41%*, 7/1/2020, LaSalle Bank NA (c)	1,170,000	1,170,000
Woodridge, IL, Du Page Will & Cook Counties, Industrial Development Revenue, Morey Realty Group, Inc. Project, AMT, 2.5%*, 12/1/2016, Bank One NA (c)	3,970,000	3,970,000

		62,115,000

Indiana 3.8%
ABN AMRO, Munitops Certificates Trust, Series 2005-7, 144A, 2.38%*, 7/10/2013 (b)	7,210,000	7,210,000
Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center III Project, AMT, 2.41%*, 6/1/2022, LaSalle Bank NA (c)	4,500,000	4,500,000
Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center VI Project, AMT, 2.41%*, 6/1/2022, LaSalle Bank NA (c)	4,900,000	4,900,000
Indiana, Health Facility Financing Authority, Hospital Revenue, Macon Trust, Series F, 144A, 2.37%*, 5/1/2035 (b)	4,995,000	4,995,000
Indiana, State Development Finance Authority, Economic Development Revenue, Goodwill Industries Michiana Project, 2.4%*, 1/1/2027, National City Bank of Indiana (c)	1,985,000	1,985,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center IV Project, AMT, 2.41%*, 6/1/2022, LaSalle Bank NA (c)	1,600,000	1,600,000
Indiana, State Educational Facilities Authority Revenue, St. Mary Woods Project, 2.35%*, 4/1/2024, Bank One NA (c)	3,000,000	3,000,000

		28,190,000

Kentucky 6.9%
Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 2.55%*, 8/1/2013, Credit Lyonnais (c)	4,400,000	4,400,000
Jeffersontown, KY, Lease Program Revenue, Kentucky League of Cities Funding Trust, 2.59%*, 3/1/2030, US Bank NA (c)	4,515,000	4,515,000
Kentucky, General Fund Revenue, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/28/2006	5,500,000	5,564,573
Lexington-Fayette Urban County, KY, Industrial Development Revenue, YMCA Central Kentucky, Inc. Project, 2.45%*, 7/1/2019, Bank One Kentucky NA (c)	525,000	525,000
Pendleton, KY, County Lease:
2.85%, 8/5/2005	11,100,000	11,100,000
2.9%, 9/7/2005	25,000,000	25,000,000

		51,104,573

Louisiana 0.3%
Louisiana, State Offshore Terminal Authority, Deepwater Port Revenue, Loop LLC Project, Series A, 2.33%*, 9/1/2014, SunTrust Bank (c)	2,400,000	2,400,000

Maine 1.0%
Maine, State Tax Anticipation Notes, 4.0%, 6/30/2006	7,000,000	7,080,840

Massachusetts 0.9%
Massachusetts, State General Obligation, Series 05-7, 144A, 2.35%*, 8/1/2023 (b)	6,700,000	6,700,000

Michigan 6.3%
Comstock Park, MI, Public Schools, Series R-2178, 144A, 2.37%*, 5/1/2025 (b)	1,235,000	1,235,000
Detroit, MI, ABN AMRO Munitops Certificates Trust, Series 2003-3, 144A, 2.36%*, 1/1/2011 (b)	24,000,000	24,000,000
Detroit, MI, City School District, Series PT-1844, 144A, 2.36%*, 5/1/2011 (b)	1,060,000	1,060,000
Georgetown Township, MI, Economic Development Corp., Limited Obligation Revenue, Sunset Manor Inc. Project, 2.34%*, 11/1/2019, LaSalle Bank NA (c)	5,815,000	5,815,000
Jackson County, MI, Economic Development Corp. Revenue, Spring Arbor College Project, 2.4%*, 12/1/2020, Comerica Bank (c)	4,300,000	4,300,000
Michigan, General Obligation, 2.2%, 10/5/2005	2,100,000	2,100,000
Michigan, Municipal Securities Trust Certificates, Series 9054, 144A, 2.4%*, 4/20/2011	2,825,000	2,825,000
Michigan, Strategic Fund, Limited Obligation Revenue, Continental Aluminum Project, AMT, 2.5%*, 10/1/2015, Comerica Bank (c)	4,900,000	4,900,000
Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Acme Manufacturing Co. Project, AMT, 2.5%*, 11/1/2023, JPMorgan Chase & Co. (c)	690,000	690,000

		46,925,000

Missouri 0.3%
Missouri, Development Finance Board, Air Cargo Facility Revenue, St. Louis Airport, AMT, 2.4%*, 3/1/2030, American National Bank & Trust (c)	2,500,000	2,500,000

Nebraska 0.3%
Nebraska, Investment Finance Authority, Single Family Housing Revenue, AMT, Series D, 2.42%*, 9/1/2034	2,497,500	2,497,500

Nevada 1.1%
Las Vegas Valley, NV, Water District, Series B-10, 144A, 2.37%*, 6/1/2024 (b)	7,880,000	7,880,000

New Hampshire 0.3%
New Hampshire, State Business Finance Authority, Exempt Facilities Revenue, Waste Management of NH, Inc. Project, AMT, 2.39%*, 9/1/2012, Wachovia Bank NA (c)	2,000,000	2,000,000

New Jersey 3.8%
New Jersey, Economic Development Authority Revenue, Series R-331, 144A, 2.38%*, 6/15/2012 (b)	1,995,000	1,995,000
New Jersey, Economic Development Authority Revenue, First Mortgage Lions Gate Project, Series C, 2.35%*, 1/1/2020, Citizens Bank (c)	7,500,000	7,500,000
New Jersey, Economic Development Authority, Dock Facility Revenue, Bayonne/IMTT Project, Series A, 2.29%*, 12/1/2027, SunTrust Bank (c)	100,000	100,000
New Jersey, Economic Development Authority, Special Facility Revenue, Port Newark Container LLC, AMT, 2.38%*, 7/1/2030, Citibank NA (c)	300,000	300,000
New Jersey, Sports & Exposition Authority State Contract, Series C, 2.29%*, 9/1/2024 (b)	185,000	185,000
New Jersey, State Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/23/2006	14,400,000	14,551,056
New Jersey, State Transportation Trust Fund Authority, Series PT-2488, 144A, 2.36%*, 12/15/2017 (b)	2,800,000	2,800,000
Salem County, NJ, Industrial Pollution Control, Financing Authority Revenue, E.I. Du Pont, 2.5%*, 3/1/2012	900,000	900,000

		28,331,056

New Mexico 0.0%
Farmington, NM, Pollution Control Revenue, Arizona Public Service Co., Series C, AMT, 2.32%*, 9/1/2024, Barclays Bank PLC (c)	100,000	100,000

New York 2.4%
City of Rochester, NY, General Obligation, 2.45%, 9/8/2005	6,000,000	6,000,000
New York, State Housing Finance Agency Revenue, Series E-39, AMT, 2.34%*, 11/15/2031	500,000	500,000
New York, State Housing Finance Agency Revenue, Multi-Family Housing, Series A, AMT, 2.36%*, 11/1/2028 (b)	800,000	800,000
New York, State Thruway Authority, Personal Income Tax Revenue, Series PT-3027, 144A, 2.36%*, 3/15/2025 (b)	6,415,000	6,415,000
New York, NY, Municipal Securities Trust Receipts, Series SG-109, 144A, 2.36%*, 6/1/2027	1,300,000	1,300,000
Niagara County, NY, Industrial Development Agency, Civic Facility Revenue, NYSARC, Inc. Opportunities Unlimited, Series A, 2.42%*, 9/1/2021, KeyBank NA (c)	305,000	305,000
Oneida Indian Nation, NY, Revenue Bond, 2.34%*, 10/1/2032, Bank of America NA (c)	215,000	215,000
Port Authority of New York & New Jersey, Special Obligation Revenue, Versatile Structure Obligation, Series 6, AMT, 2.32%*, 12/1/2017	2,000,000	2,000,000

		17,535,000

North Carolina 0.4%
Moore County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Klaussner Industries Project, AMT, 2.44%*, 5/1/2010, Wachovia Bank NA (c)	3,100,000	3,100,000

Ohio 3.2%
Athens County, OH, Port Authority, Housing Revenue, University Housing for Ohio, Inc. Project, 2.4%*, 6/1/2032, Wachovia Bank NA (c)	5,780,000	5,780,000
Cuyahoga County, OH, Hospital Revenue, Improvement Metrohealth System, 2.37%*, 2/1/2035, National City Bank (c)	5,000,000	5,000,000
Cuyahoga, OH, Community College District, General Receipts, Series B, 2.37%*, 12/1/2032 (b)	3,910,000	3,910,000
Lorain, OH, Port Authority Revenue, Port Development, Spitzer Project, AMT, 2.5%*, 12/1/2019, National City Bank (c)	2,800,000	2,800,000
Ohio, State Higher Educational Facility Community Revenue, Pooled Program:
Series A, 2.4%*, 9/1/2020, Fifth Third Bank (c)	1,000,000	1,000,000
Series C, 2.4%*, 9/1/2025, Fifth Third Bank (c)	860,000	860,000
Ohio, State Water Development Authority Revenue, Series 1118, 144A, 2.36%*, 12/1/2019	2,590,000	2,590,000
Portage County, OH, Industrial Development Revenue, Allen Aircraft Products Project, AMT, 2.5%*, 7/1/2018, National City Bank (c)	1,700,000	1,700,000

		23,640,000

Oklahoma 0.9%
Blaine County, OK, Industrial Development Authority Revenue, Seaboard Project, AMT, 2.4%*, 11/1/2018, SunTrust Bank (c)	1,500,000	1,500,000
Payne County, OK, Economic Development Authority, Student Housing Revenue, OSUF Phase III Project, 2.36%*, 7/1/2032 (b)	5,250,000	5,250,000

		6,750,000

Oregon 0.9%
Hermiston, OR, Electric System Revenue, Private Activities, Series A, 2.43%*, 10/1/2032, Bank of America NA (c)	6,495,000	6,495,000

Pennsylvania 4.5%
Allentown, PA, Area Hospital Authority Revenue, Sacred Heart Hospital, Series B, 2.37%*, 7/1/2023, Wachovia Bank NA (c)	1,740,000	1,740,000
Chester County, PA, Industrial Development Authority Revenue, Bentley Graphic, Inc. Project, AMT, 2.54%*, 12/1/2020, First Tennessee Bank (c)	4,595,000	4,595,000
Dauphin County, PA, General Authority, Education & Health Loan Program, 2.38%*, 11/1/2017 (b)	5,380,000	5,380,000
Manheim Township, PA, School District, 2.38%*, 6/1/2016 (b)	3,990,000	3,990,000
Montgomery County, PA, Redevelopment Authority, Multi-Family Housing Revenue, Forge Gate Apartments Project, Series A, 2.32%*, 8/15/2031	110,000	110,000
Pennsylvania, Economic Development Financing Authority, Exempt Facilities Revenue, Amtrak Project, Series B, AMT, 2.4%*, 11/1/2041, Morgan Guaranty Trust (c)	950,000	950,000
Pennsylvania, Economic Development Financing Authority, Solid Waste Disposal Revenue, Series MT-047, AMT, 144A, 2.4%*, 11/1/2021	2,870,000	2,870,000
Pennsylvania, State General Obligation, Series A-15, 144A, 2.37%*, 1/1/2017 (b)	4,205,000	4,205,000
Pennsylvania, State Higher Educational Assistance Agency, Student Loan Revenue, Series A, AMT, 2.44%*, 3/1/2027 (b)	4,545,000	4,545,000
Pennsylvania, State Higher Educational Facilities Authority Revenue, University Properties, Student Housing, Series A, 2.35%*, 8/1/2035, Citizens Bank (c)	5,270,000	5,270,000

		33,655,000

Puerto Rico 0.2%
Commonwealth of Puerto Rico, General Obligation, Series 813-D, 144A, 2.33%*, 7/1/2020 (b)	150,000	150,000
Puerto Rico, Industrial Tourist Educational, Medical & Environmental Central Facilities, Bristol-Myers Squibb Project, AMT, 2.33%*, 12/1/2030	1,700,000	1,700,000

		1,850,000

South Carolina 0.9%
Greenwood County, SC, Exempt Facility Industrial Revenue, Fuji Photo Film Project, AMT, 2.51%*, 9/1/2011	2,500,000	2,500,000
South Carolina, Educational Facilities Authority for Private Nonprofit Institutions, Coker College, 2.39%*, 6/1/2019, Wachovia Bank NA (c)	4,455,000	4,455,000

		6,955,000

Tennessee 2.7%
Clarksville, TN, Public Building Authority Revenue, Pooled Financing Program:
2.34%*, 7/1/2031, Bank of America NA (c)	3,700,000	3,700,000
2.34%*, 1/1/2033, Bank of America NA (c)	1,365,000	1,365,000
2.34%*, 7/1/2034, Bank of America NA (c)	13,415,000	13,415,000
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, 2.34%*, 7/1/2034, Bank of America NA (c)	1,500,000	1,500,000

		19,980,000

Texas 21.5%
Aldine, TX, Independent School District, Series 827, 144A, 2.37%*, 1/1/2012	2,945,000	2,945,000
Austin, TX, Electric Utility Systems Revenue, Series R-1057, 144A, 2.37%*, 11/15/2021 (b)	4,785,000	4,785,000
Austin, TX, Water & Waste Systems Revenue, Series B-27, 144A, 2.37%*, 11/15/2026 (b)	5,260,000	5,260,000
Dallas, TX, Independent School District, Series 6038, 144A, 2.37%*, 8/15/2024	6,170,000	6,170,000
Galena Park, TX, Independent School District, Series SG-153, 144A, 2.37%*, 8/15/2023	6,700,000	6,700,000
Harris County, TX, General Obligation, 2.7%, 8/15/2005	10,000,000	10,000,000
Houston, TX, Airport System Revenue, Series SG-161, 144A, 2.37%*, 7/1/2032 (b)	10,735,000	10,735,000
Houston, TX, General Obligation, Series 781, 144A, 2.37%*, 3/1/2009 (b)	4,000,000	4,000,000
Houston, TX, Water & Sewer System Revenue, Municipal Trust Receipts, Series SG-120, 144A, 2.37%*, 12/1/2023	2,000,000	2,000,000
Houston, TX, Water & Sewer System Revenue, Star Certificates, Series 2003-14, 144A, 2.37%*, 6/1/2026 (b)	1,100,000	1,100,000
Northside, TX, Independent School District, Series 758, 144A, 2.37%*, 2/15/2013	1,410,000	1,410,000
Northside, TX, Independent School District, School Building, 2.85%, 6/15/2035	5,000,000	5,000,000
San Antonio, TX, Electric & Gas Revenue, Series 1700, 144A, 2.38%*, 2/1/2010	6,570,000	6,570,000
Southwest Texas, Higher Education Authority, Inc, Southern Methodist University Project, Series B, 2.33%*, 10/1/2029, Landesbank Hessen-Thuringen (c)	300,000	300,000
Texas, Lower Colorado River Authority:
2.5%, 8/5/2005	8,000,000	8,000,000
2.78%, 8/4/2005	13,500,000	13,500,000
Texas, Municipal Power Agency Revenue, Series L36J-D, 144A, 2.4%*, 9/1/2011 (b)	14,000,000	14,000,000
Texas, State Tax & Revenue Anticipation Notes, 3.0%, 8/31/2005	32,400,000	32,430,175
Texas, University of Texas Revenue:
Series B-14, 144A, 2.37%*, 8/15/2022	4,590,000	4,590,000
2.62%*, 9/7/2005	9,500,000	9,500,000
Texas, Water Development Board Revenue, Series 2187, 144A, 2.35%*, 7/15/2008	10,905,000	10,905,000

		159,900,175

Utah 1.4%
Alpine, UT, General Obligation, School District:
Floater-PT-436, 144A, 2.37%*, 3/15/2007	2,270,000	2,270,000
Floater-PT-436, 144A, 2.37%*, 3/15/2009	4,125,000	4,125,000
Salt Lake County, UT, Pollution Control Revenue, Service Station Holdings Project, Series B, 2.32%*, 8/1/2007	200,000	200,000
Utah, Housing Finance Agency, Single Family Mortgage, Series E-1, AMT, 2.42%*, 7/1/2031	2,475,000	2,475,000
Weber County, UT, Hospital Revenue, IHC Health Services, Series A, 2.32%*, 2/15/2031	1,000,000	1,000,000

		10,070,000

Virginia 0.5%
Henrico County, VA, Economic Development Authority, Industrial Development Revenue, Colonial Mechanical Corp., AMT, 2.39%*, 8/1/2020, Wachovia Bank NA (c)	4,000,000	4,000,000

Washington 4.4%
Grant County, WA, Public Utilities District Number 002, Electric Revenue, Series 780, 144A, 2.37%*, 1/1/2010 (b)	6,125,000	6,125,000
King County, WA, General Obligation, Series 848, 144A, 2.37%*, 1/1/2013 (b)	6,850,000	6,850,000
King County, WA, Public Hospital District No. 002, Series R-6036, 144A, 2.37%*, 12/1/2023 (b)	1,275,000	1,275,000
Washington, State General Obligation:
Series A-11, 144A, 2.37%*, 6/1/2017 (b)	5,680,000	5,680,000
Series R-3036, 144A, 2.37%*, 1/1/2023 (b)	3,000,000	3,000,000
Washington, State Health Care Facilities Authority Revenue, Providence Services, Series A, 2.33%*, 12/1/2030 (b)	2,950,000	2,950,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Deer Run West Apartments Project, Series A, AMT, 2.43%*, 6/15/2037, Bank of America NA (c)	5,200,000	5,200,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Park Vista Retirement Project, Series A, AMT, 2.38%*, 3/1/2041, Bank of America NA (c)	1,700,000	1,700,000

		32,780,000

West Virginia 0.1%
Preston County, WV, Industrial Development Revenue, Allegheny Wood Products, Inc., AMT, 2.5%*, 12/1/2007, Bank One (c)	400,000	400,000

Wisconsin 0.4%
Manitowoc, WI, Industrial Development Revenue, Kaysun Corp. Project, AMT, 2.5%*, 5/1/2015, Bank One (c)	1,295,000	1,295,000
Pewaukee, WI, Industrial Development Revenue, Mixer System, Inc. Project, AMT, 2.5%*, 9/1/2020, Bank One (c)	1,900,000	1,900,000

		3,195,000

Wyoming 0.1%
Platte County, WY, Pollution Control Revenue, Series B, 2.25%*, 7/1/2014, National Rural Utility Finance (c)	850,000	850,000

Multi-State 0.4%
ABN AMRO, Munitops Certificates Trust, Series 2004-38, 144A, 2.37%*, 2/15/2011	3,000,000	3,000,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $750,994,474) (a)	101.0	750,994,474
Other Assets and Liabilities, Net	(1.0)	(7,273,922)
Net Assets	100.0	743,720,552

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of July 31, 2005.
(a)	The cost for federal income tax purposes was $750,994,474.
(b)	Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
MBIA Corp.	9.8
Financial Security Assurance Inc.	8.4
Ambac Financial Group	4.7
Financial Guaranty Insurance Company	6.2

(c)	Security incorporates a letter of credit from a major bank.

AMT: Subject to alternate minimum tax.

ETM: Escrow to maturity.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of July 31, 2005

	Scudder Money Market Fund	Scudder Government & Agency Money Fund	Scudder Tax- Exempt Money Fund
Assets
Investments:

Investments in securities, at amortized cost	$3,014,447,840	$231,305,162	$750,994,474
Repurchase agreements, at amortized cost	399,149,000	209,794,000	—

Total investments in securities, at amortized cost	3,413,596,840	441,099,162	750,994,474

Cash	17,486	970	—
Receivable for investments sold	—	—	7,940,000
Interest receivable	6,260,633	893,976	4,350,223
Receivable for Fund shares sold	7,368,773	756,198	596,141
Other assets	52,757	14,324	18,730

Total assets	3,427,296,489	442,764,630	763,899,568

Liabilities
Due to custodian bank	—	—	11,706
Dividends payable	1,655,800	216,940	250,521
Payable for investments purchased	30,043,064	—	19,551,056
Payable for Fund shares redeemed	990,652	—	—
Accrued management fee	759,214	100,032	168,132
Other accrued expenses and payables	1,540,067	203,977	197,601

Total liabilities	34,988,797	520,949	20,179,016

Net assets, at value	$3,392,307,692	$442,243,681	$743,720,552

Net Assets
Net assets consist of:
Undistributed net investment income	100,180	(133)	18,799
Accumulated net realized gain (loss)	—	(1,031)	(5,418)
Paid-in capital	3,392,207,512	442,244,845	743,707,171

Net assets, at value	$3,392,307,692	$442,243,681	$743,720,552

Shares outstanding	3,391,950,687	442,222,764	743,707,833
Net asset value, offering and redemption price per share (Net asset value ÷ outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00	$1.00	$1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended July 31, 2005

	Scudder Money Market Fund	Scudder Government & Agency Money Fund	Scudder Tax-Exempt Money Fund
Investment Income
Income:

Interest	$77,684,477	$9,192,292	$11,994,954
Expenses:

Management fee	8,951,891	1,068,653	1,694,462
Services to shareholders	5,954,459	621,105	628,761
Custodian fees	184,753	18,869	25,738
Auditing	56,557	35,267	36,814
Legal	100,891	24,040	39,290
Trustees’ fees and expenses	96,279	37,951	42,375
Reports to shareholders	231,423	30,222	24,146
Registration fees	47,658	36,672	35,260
Other	177,585	20,203	31,653

Total expenses, before expense reductions	15,801,496	1,892,982	2,558,499

Expense reductions	(30,761)	(4,572)	(6,730)

Total expenses, after expense reductions	15,770,735	1,888,410	2,551,769

Net investment income	61,913,742	7,303,882	9,443,185

Net realized gain (loss) on investment transactions	25,138	(179)	735
Net increase from payments by affiliates	—	—	251

Net increase (decrease) in net assets resulting from operations	$61,938,880	$7,303,703	$9,444,171

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Scudder Money Market Fund

Increase (Decrease) in Net Assets	Years Ended July 31,
	2005	2004
Operations:

Net investment income	$61,913,742	$27,086,723
Net realized gain (loss) on investment transactions	25,138	152,420
Net increase (decrease) in net assets resulting from operations	61,938,880	27,239,143
Distributions to shareholders from net investment income	(62,715,860)	(26,522,686)
Fund share transactions:

Proceeds from shares sold	2,044,805,653	2,741,794,941
Net assets acquired in tax-free reorganization	280,280,767	—
Reinvestment of distributions	60,454,544	25,772,392
Cost of shares redeemed	(2,424,311,653)	(3,453,632,487)
Net increase (decrease) in net assets from Fund share transactions	(38,770,689)	(686,065,154)
Increase (decrease) in net assets	(39,547,669)	(685,348,697)
Net assets at beginning of period	3,431,855,361	4,117,204,058

Net assets at end of period (including undistributed net investment income of $100,180 and $889,872, respectively)	$3,392,307,692	$3,431,855,361

Other Information
Shares outstanding at beginning of period	3,430,708,003	4,116,991,030
Shares sold	2,044,805,665	2,741,795,251
Shares issued in tax-free reorganization	280,294,179	—
Shares issued to shareholders in reinvestment of distributions	60,454,544	25,772,392
Shares redeemed	(2,424,311,704)	(3,453,850,670)
Net increase (decrease) in Fund shares	(38,757,316)	(686,283,027)

Shares outstanding at end of period	3,391,950,687	3,430,708,003

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Scudder Government & Agency Money Fund

Increase (Decrease) in Net Assets	Years Ended July 31,
	2005	2004
Operations:

Net investment income	$7,303,882	$3,071,644
Net realized gain (loss) on investment transactions	(179)	6,935
Net increase (decrease) in net assets resulting from operations	7,303,703	3,078,579
Distributions to shareholders from net investment income	(7,402,591)	(2,984,910)
Fund share transactions:

Proceeds from shares sold	237,410,768	231,591,717
Net assets acquired in tax-free reorganization	89,982,258	—
Reinvestment of distributions	7,105,589	2,868,586
Cost of shares redeemed	(293,514,169)	(336,269,376)
Net increase (decrease) in net assets from Fund share transactions	40,984,446	(101,809,073)
Increase (decrease) in net assets	40,885,558	(101,715,404)
Net assets at beginning of period	401,358,123	503,073,527

Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $133 and $106,473, respectively)	$442,243,681	$401,358,123

Other Information
Shares outstanding at beginning of period	401,231,203	503,058,649
Shares sold	237,410,769	231,591,717
Shares issued in tax-free reorganization	89,989,372	—
Shares issued to shareholders in reinvestment of distributions	7,105,589	2,868,586
Shares redeemed	(293,514,169)	(336,287,749)
Net increase (decrease) in Fund shares	40,991,561	(101,827,446)

Shares outstanding at end of period	442,222,764	401,231,203

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Scudder Tax-Exempt Money Fund

Increase (Decrease) in Net Assets	Years Ended July 31,
	2005	2004
Operations:

Net investment income	$9,443,185	$3,905,608
Net realized gain (loss) on investment transactions	735	—
Net increase from payments by affiliates	251	—
Net increase (decrease) in net assets resulting from operations	9,444,171	3,905,608
Distributions to shareholders from net investment income	(9,461,564)	(3,919,418)
Fund share transactions:

Proceeds from shares sold	459,038,182	412,467,393
Net assets acquired in tax-free reorganization	120,128,452	—
Reinvestment of distributions	9,141,949	3,804,178
Cost of shares redeemed	(446,496,230)	(448,490,983)
Net increase (decrease) in net assets from Fund share transactions	141,812,353	(32,219,412)
Increase (decrease) in net assets	141,794,960	(32,233,222)
Net assets at beginning of period	601,925,592	634,158,814

Net assets at end of period (including undistributed net investment income of $18,799 and $47,417, respectively)	$743,720,552	$601,925,592

Other Information
Shares outstanding at beginning of period	601,878,580	634,098,052
Shares sold	459,038,182	412,467,393
Shares issued in tax-free reorganization	120,145,352	—
Shares issued to shareholders in reinvestment of distributions	9,141,949	3,804,178
Shares redeemed	(446,496,230)	(448,491,043)
Net increase (decrease) in Fund shares	141,829,253	(32,219,472)

Shares outstanding at end of period	743,707,833	601,878,580

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Money Market Fund

Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	.019	.007	.011	.02	.05
Distributions from net investment income	(.019)	(.007)	(.011)	(.02)	(.05)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	1.95	.71	1.11	2.01	5.54	[a,b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	3,392	3,432	4,117	4,978	5,787
Ratio of expenses before expense reductions (%)	.48	.43	.43	.44	.42	[c]
Ratio of expenses after expense reductions (%)	.48	.43	.43	.44	.41	[c]
Ratio of net investment income (%)	1.91	.72	1.12	2.01	5.38

[a]	Total return for the year ended July 31, 2001 includes the effect of a voluntary capital contribution from the Advisor. Without this contribution, the total return would have been lower.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.41% and 0.41%, respectively.

Scudder Government & Agency Money Fund

Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	.019	.007	.011	.02	.05
Distributions from net investment income	(.019)	(.007)	(.011)	(.02)	(.05)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	1.92	.67	1.07	1.96	5.44	[a]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	442	401	503	614	751
Ratio of expenses before expense reductions (%)	.49	.45	.43	.43	.41	[b]
Ratio of expenses after expense reductions (%)	.49	.45	.43	.43	.40	[b]
Ratio of net investment income (%)	1.88	.69	1.09	1.98	5.27

[a]	Total return would have been lower had certain expenses not been reduced.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.40% and 0.40%, respectively.

Scudder Tax-Exempt Money Fund

Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	.015	.006	.009	.01	.03
Distributions from net investment income	(.015)	(.006)	(.009)	(.01)	(.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	1.54	.65	.92	1.43	3.50	[a]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	744	602	634	687	745
Ratio of expenses before expense reductions (%)	.41	.41	.39	.38	.36	[b]
Ratio of expenses after expense reductions (%)	.41	.41	.39	.38	.35	[b]
Ratio of net investment income (%)	1.54	.64	.92	1.43	3.44

[a]	Total return would have been lower had certain expenses not been reduced.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.35% and 0.35%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Money Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers three investment funds (the “Funds”). Each Fund takes its own approach to money market investing. Scudder Money Market Fund emphasizes yield through a more diverse universe of investments, while Scudder Government & Agency Money Fund emphasizes government securities. Scudder Tax-Exempt Money Fund invests for income that is free from federal income taxes.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At July 31, 2005, the Scudder Tax-Exempt Fund had a net tax basis capital loss carryforward of approximately $600 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2013, the expiration date, whichever occurs first.

In addition, from November 1, 2004 through July 31, 2005, the Scudder Tax-Exempt Fund incurred approximately $5,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2006.

At July 31, 2005, the Scudder Government & Agency Money Fund had a net tax basis capital loss carryforward of approximately $1,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2012 ($25) and July 31, 2013 ($975), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through July 31, 2005, the Scudder Government & Agency Money Fund incurred approximately $38 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2006.

Distribution of Income. Net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Funds.

At July 31, 2005, the Funds’ components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Scudder Money Market Fund	Scudder Government & Agency Money Fund	Scudder Tax-Exempt Money Fund
Undistributed ordinary income*	$1,797,912	$235,031	$—
Undistributed tax-exempt income	—	—	290,748
Capital loss carryforwards	—	(1,000)	(600)

In addition, the tax character of distributions paid to shareholders by each Fund is summarized as follows:

Fund	Years Ended July 31,
	2005	2004
Scudder Money Market Fund — from ordinary income*	$62,715,860	$26,522,686
Scudder Government & Agency Money Fund — from ordinary income*	7,402,591	2,984,910
Scudder Tax-Exempt Money Fund — from tax-exempt income	9,461,564	3,919,418

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with each specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

From August 1, 2004 to June 12, 2005, the management fee was computed and accrued daily and payable monthly at the following rates:

First $215 million of the Fund’s average daily net assets	0.500%
Next $335 million of such net assets	0.375%
Next $250 million of such net assets	0.300%
Over $800 million of such net assets	0.250%

Effective June 13, 2005, the new management fee was computed and accrued daily and payable monthly at the following rates:

First $215 million of the Fund’s average daily net assets	0.500%
Next $335 million of such net assets	0.375%
Next $250 million of such net assets	0.300%
Next $800 million of such net assets	0.250%
Next $800 million of such net assets	0.240%
Next $800 million of such net assets	0.230%
Over $3.2 billion of such net assets	0.220%

Accordingly, for the year ended July 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of the Funds’ average daily net assets as follows:

Fund	Total Aggregated	Annual Effective Rate (%)
Scudder Money Market Fund		$8,951,891.28
Scudder Government & Agency Money Fund		1,068,653.28
Scudder Tax-Exempt Money Fund		1,694,462.28

Effective June 13, 2005 through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of their management fees and reimburse or pay certain operating expenses of the Funds to the extent necessary to maintain the operating expenses of each Fund at 0.47%, 0.45% and 0.40% of average net assets for Scudder Money Market Fund, Scudder Government & Agency Money Fund and Scudder Tax-Exempt Money Fund, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee, and trustee counsel fees, and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Trust. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Funds. For the year ended July 31, 2005, the amounts charged to the Funds by SISC were as follows:

Fund	Total Aggregated	Unpaid at July 31, 2005
Scudder Money Market Fund	$3,256,811	$661,100
Scudder Government & Agency Money Fund	333,133	72,704
Scudder Tax-Exempt Money Fund	416,977	85,574

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the Funds. For the six months ended July 31, 2005, the amount charged to the Funds by DeIM included in the reports to shareholders was as follows:

Fund	Total Aggregated	Unpaid at July 31, 2005
Scudder Money Market Fund	$7,325	$1,920
Scudder Government & Agency Money Fund	7,325	1,920
Scudder Tax-Exempt Money Fund	7,325	1,920

Trustees’ Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Expense Reductions

For the year ended July 31, 2005, the Advisor agreed to reimburse each Fund which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Fund	Amount ($)
Scudder Money Market Fund	30,073
Scudder Government & Agency Money Fund	4,175
Scudder Tax-Exempt Money Fund	6,449

Each Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund’s expenses. During the year ended July 31, 2005, no transfer agent credits were earned by the Funds. During the year ended July 31, 2005, the Funds’ custodian fees were reduced as follows:

Fund	Custodian Credits ($)
Scudder Money Market Fund	688
Scudder Government & Agency Money Fund	397
Scudder Tax-Exempt Money Fund	281

D. Line of Credit

The Funds and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

F. Acquisition of Assets

On June 10, 2005, Scudder Money Market Fund (the “Fund”) acquired all of the net assets of Scudder YieldWise Money Fund pursuant to a plan of reorganization approved by the shareholders on May 26, 2005. The acquisition was accomplished by a tax-free exchange of 280,294,179 shares of Scudder YieldWise Money Fund for 280,294,179 shares of Scudder Money Market Fund outstanding on June 10, 2005. Scudder YieldWise Money Fund’s net assets at that date of $280,280,767 were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $3,153,788,648. The combined net assets of the Fund immediately following the acquisition were $3,434,069,415.

On June 10, 2005, Scudder Government & Agency Money Fund (the “Fund”) acquired all of the net assets of Scudder YieldWise Government & Agency Money Fund pursuant to a plan of reorganization approved by the shareholders on May 26, 2005. The acquisition was accomplished by a tax-free exchange of 89,989,372 shares of Scudder YieldWise Government & Agency Money Fund for 89,989,372 shares of Scudder Government & Agency Money Fund outstanding on June 10, 2005. Scudder YieldWise Government & Agency Money Fund’s net assets at that date of $89,982,258 were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $364,974,106. The combined net assets of the Fund immediately following the acquisition were $454,956,364.

On June 10, 2005, Scudder Tax-Exempt Money Fund (the “Fund”) acquired all of the net assets of Scudder YieldWise Municipal Money Fund pursuant to a plan of reorganization approved by the shareholders on May 26, 2005. The acquisition was accomplished by a tax-free exchange of 120,145,352 shares of Scudder YieldWise Municipal Money Fund for 120,145,352 shares of Scudder Tax-Exempt Money Fund outstanding on June 10, 2005. Scudder YieldWise Municipal Money Fund’s net assets at that date of $120,128,452 were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $591,488,017. The combined net assets of the Fund immediately following the acquisition were $711,616,469.

G. Payments Made by Affiliates

During the year ended July 31, 2005, the Advisor reimbursed the Scudder Tax-Exempt Money Fund $251 for loss of income on a trade executed incorrectly.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Scudder Money Funds

We have audited the accompanying statements of assets and liabilities of Scudder Money Funds (the Trust), comprising Scudder Money Market Fund, Scudder Government & Agency Money Fund, and Scudder Tax-Exempt Money Fund (collectively, the Funds), including the portfolios of investments, as of July 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Scudder Money Funds at July 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 12, 2005

Tax Information (Unaudited)

Of the dividends paid from net investment income for the Scudder Tax-Exempt Money Fund for the taxable year ended July 31, 2005, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2005. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee’s term of office extends until the next shareholders’ meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	74

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	74

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	69

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	74

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	74

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	74

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	74

William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	74

Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The Germany Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).

*    Inception date of the corporation which was the predecessor to the L.L.C.

		77

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	69

Interested Trustee and Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	125

Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present	Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a

Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a

Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a

Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
[3]	Executive title, not a board directorship.
[4]	Address: 345 Park Avenue, New York, New York 10154
[5]	Address: Two International Place, Boston, Massachusetts 02110
[6]	Address: One South Street, Baltimore, Maryland 21202

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Scudder Money Market Fund	Scudder Government & Agency Money Fund	Scudder Tax-Exempt Money Fund
Nasdaq Symbol	KMMXX	KEGXX	KXMXX
CUSIP Number	81118M-100	81118M-209	81118M-308
Fund Number	6	11	29

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the funds’ objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them. Please read the funds’ prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2006

DWS Money Market Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison
☐ Fund Yield ☐ First Tier Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

DWS Money Market Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — Money Market Fund Category as of 1/31/06

Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	28	of	354	8
3-Year	35	of	338	11
5-Year	33	of	298	11
10-Year	21	of	189	9

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 1/31/06. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

DWS Government & Agency Money Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison

☐ Fund Yield ☐ Government & Agencies Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

DWS Government & Agency Money Fund is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — US Government Money Market Fund Category as of 1/31/06

Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	5	of	113	5
3-Year	7	of	105	7
5-Year	8	of	100	8
10-Year	6	of	74	7

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 1/31/06. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Government Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

DWS Tax-Exempt Money Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison

☐ Fund Yield ☐ National Tax-Free Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Income may be subject to state and local taxes and the alternative minimum tax. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

DWS Tax-Exempt Money Fund is compared to its respective iMoneyNet category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio Holdings of tax-free Funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; over 6 months; AMT Paper and Other Tax-Free Holdings.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — Tax-Exempt Money Market Fund Category as of 1/31/06

Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	5	of	112	5
3-Year	8	of	101	8
5-Year	9	of	93	10
10-Year	5	of	80	7

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 1/31/06. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Tax-Exempt Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Information About Each Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2006.

The tables illustrate each Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2006

Actual Fund Return	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax-Exempt Money Fund
Beginning Account Value 8/1/05	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/06	$1,017.80	$1,017.80	$1,012.30
Expenses Paid per $1,000*	$2.24	$2.24	$1.88

Hypothetical 5% Fund Return	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax-Exempt Money Fund
Beginning Account Value 8/1/05	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/06	$1,022.99	$1,022.99	$1,023.34
Expenses Paid per $1,000*	$2.24	$2.24	$1.89

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
DWS Money Market Fund	.44%
DWS Government & Agency Money Fund	.44%
DWS Tax-Exempt Money Fund	.37%

For more information, please refer to the Funds’ prospectus.

Portfolio Summary

DWS Money Market Fund

Asset Allocation	1/31/06	7/31/05
Commercial Paper	35%	37%
Short-Term Notes	29%	20%
Certificates of Deposit and Bank Notes	15%	16%
Repurchase Agreements	13%	12%
Promissory Notes	2%	4%
Master Notes	2%	2%
US Government Sponsored Agencies+	2%	7%
Asset Backed	1%	1%
Other Investments	1%	1%

	100%	100%

Weighted Average Maturity
DWS Money Market Fund	44 days	43 days
First Tier Retail Money Fund Average*	39 days	38 days

+	Not backed by the full faith and credit of the US Government
*	The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

DWS Government & Agency Money Fund

Asset Allocation	1/31/06	7/31/05
Repurchase Agreements	82%	48%
Agencies Not Backed by the Full Faith and Credit of the US Government	14%	47%
Agencies Backed by the Full Faith and Credit of the US Government	4%	5%

	100%	100%

Weighted Average Maturity
DWS Government & Agency Money Fund	33 days	41 days
Government and Agencies Retail Money Fund Average**	32 days	31 days

**	The Fund is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

DWS Tax-Exempt Money Fund

Asset Allocation	1/31/06	7/31/05
Municipal Investments	100%	100%

Weighted Average Maturity
DWS Tax-Exempt Money Fund	24 days	31 days
National Tax-Free Retail Money Fund Average***	25 days	25 days

***	The Fund is compared to its respective iMoneyNet category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio Holdings of tax-free Funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; over 6 months; AMT Paper and Other Tax-Free Holdings.

Asset Allocation is subject to change. For more complete details about the Funds’ holdings, see pages 11-28. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of each Fund as of month end will be posted to www.dws-scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following each Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2006 (Unaudited)

DWS Money Market Fund

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 14.9%
Abbott Laboratories, 5.625%, 7/1/2006	10,000,000	10,065,113
Banco Bilbao Vizcaya Argentaria SA:
4.77%, 11/20/2006	11,400,000	11,402,667
4.84%, 1/31/2007	10,000,000	9,996,628
Bank of America NA, 4.53%, 3/28/2006	30,000,000	30,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd., 4.28%, 2/10/2006	40,000,000	40,000,000
Calyon, 3.27%, 3/6/2006	20,000,000	20,000,000
Credit Agricole SA, 4.74%, 9/28/2006	30,000,000	30,000,000
Depfa Bank PLC, 3.22%, 2/6/2006	20,000,000	20,000,000
HBOS Treasury Services PLC, 3.8%, 7/10/2006	35,000,000	35,000,000
Natexis Banque Populaires, 4.31%, 2/1/2006	35,000,000	35,000,000

Norinchukin Bank, 4.56%, 3/23/2006	25,000,000	25,000,000
Societe Generale:
3.265%, 3/3/2006	27,000,000	27,000,000
4.25%, 9/6/2006	15,000,000	14,992,534
4.32%, 2/1/2006	35,000,000	35,000,000
4.705%, 9/19/2006	25,000,000	25,000,771
4.79%, 11/17/2006	25,000,000	25,009,380
Tango Finance Corp., 4.045%, 7/25/2006	25,000,000	24,999,404
Toronto Dominion Bank:
3.6%, 6/7/2006	25,000,000	25,000,000
3.75%, 5/16/2006	17,500,000	17,499,513
UniCredito Italiano SpA, 3.73%, 4/12/2006	5,000,000	5,000,000
Wal-Mart Stores, Inc., 5.45%, 8/1/2006	9,017,000	9,079,207
Wells Fargo Bank NA, 4.79%, 1/17/2007	20,000,000	20,007,188

Total Certificates of Deposit and Bank Notes (Cost $495,052,405)		495,052,405

Commercial Paper** 35.3%
Atlantis One Funding Corp.:
4.22%, 2/9/2006	50,000,000	49,953,111
4.255%, 2/16/2006	75,000,000	74,867,031
4.27%, 2/21/2006	15,000,000	14,964,417
Charta, LLC:
4.26%, 2/7/2006	50,000,000	49,964,500
4.31%, 2/1/2006	65,000,000	65,000,000
4.31%, 2/3/2006	35,000,000	34,991,619
DNB NOR Bank ASA, 4.64%, 8/1/2006	35,000,000	34,183,489
Falcon Asset Securitization Corp., 4.35%, 2/1/2006	25,000,000	25,000,000
General Electric Capital Corp., 4.48%, 2/1/2006	125,000,000	125,000,000
Giro Funding US Corp.:
4.25%, 2/8/2006	17,000,000	16,985,951
4.54%, 3/24/2006	50,000,000	49,678,417
Grampian Funding Ltd., 4.64%, 7/28/2006	52,000,000	50,813,707
Greyhawk Funding LLC, 4.205%, 2/1/2006	50,000,000	50,000,000
HSBC Finance Corp., 4.5%, 2/1/2006	146,779,000	146,779,000
K2 (USA) LLC, 4.64%, 7/31/2006	35,000,000	34,188,000
Mane Funding Corp.:
4.23%, 2/9/2006	40,607,000	40,568,829
4.5%, 3/24/2006	30,000,000	29,808,750
Perry Global Funding LLC:
Series A, 4.225%, 2/7/2006	25,000,000	24,982,396

Series A, 4.52%, 2/21/2006	100,000,000	99,748,889
Preferred Receivables Funding Corp., 4.22%, 2/10/2006	32,513,000	32,478,699
Sanofi-Aventis, 4.37%, 2/15/2006	35,000,000	34,940,519
The Goldman Sachs Group, Inc., 3.185%, 3/3/2006	10,000,000	9,973,458
Three Rivers Funding Corp., 4.31%, 2/3/2006	71,655,000	71,637,843
Verizon Global Funding Corp., 4.59%, 3/28/2006	11,000,000	10,922,863

Total Commercial Paper (Cost $1,177,431,488)		1,177,431,488

Short-Term Notes* 29.1%
American Honda Finance Corp.:
4.16%, 4/10/2006	65,000,000	65,006,722
4.44%, 12/12/2006	55,000,000	55,000,000
4.58%, 10/10/2006	10,000,000	10,003,329
Beta Finance, Inc., 144A, 3.56%, 4/10/2006	25,000,000	25,001,535
BNP Paribas, 4.504%, 10/26/2006	15,000,000	15,000,000
Canadian Imperial Bank of Commerce, 4.53%, 2/15/2007	45,000,000	45,009,401
CIT Group, Inc.:
4.398%, 8/18/2006	18,500,000	18,504,093
4.702%, 4/19/2006	10,000,000	10,002,054
Credit Suisse:
4.489%, 9/26/2006	50,000,000	50,000,000
4.503%, 9/26/2006	50,000,000	50,000,000
Dorada Finance, Inc., 4.34%, 11/1/2006	125,000,000	124,990,651
General Electric Capital Corp., 3.95%, 5/12/2006	31,250,000	31,266,181
HSBC Finance Corp., 4.41%, 2/6/2007	15,000,000	15,000,000
International Business Machine Corp., 4.33%, 3/8/2006	3,000,000	3,000,000
Links Finance LLC, 4.445%, 5/22/2006	5,000,000	4,999,845
Merrill Lynch & Co., Inc.:
4.35%, 9/15/2006	30,000,000	30,000,000
4.36%, 5/5/2006	6,000,000	6,001,231
4.42%, 2/2/2007	25,000,000	25,000,000
4.547%, 3/17/2006	55,000,000	55,004,840
Morgan Stanley, 4.52%, 7/10/2006	100,000,000	100,000,000
Pfizer Investment Capital PLC, 4.33%, 12/15/2006	50,000,000	50,000,000
SunTrust Bank, Atlanta, 4.19%, 4/28/2006	100,000,000	100,000,000
UniCredito Italiano SpA:
3.82%, 9/1/2006	20,000,000	19,994,952
4.48%, 10/4/2006	60,000,000	59,980,375

Total Short-Term Notes (Cost $968,765,209)		968,765,209

Master Notes 1.5%
The Bear Stearns Companies, Inc., 4.65%*, 2/1/2006 (a) (Cost $50,000,000)	50,000,000	50,000,000

US Government Sponsored Agencies 1.5%
Federal National Mortgage Association, 4.0%, 8/8/2006 (Cost $50,000,000)	50,000,000	50,000,000

Guaranteed Investment Contracts 0.9%
New York Life Insurance Co., 4.57%*, 9/19/2006 (Cost $30,000,000)	30,000,000	30,000,000

Asset Backed 1.1%
Permanent Financing PLC, “1A”, Series 8, 4.38%*, 6/12/2006 (Cost $35,000,000)	35,000,000	35,000,000

Promissory Notes 2.1%
The Goldman Sachs Group, Inc.:
3.17%*, 2/16/2006	15,000,000	15,000,000
3.871%*, 6/23/2006	35,000,000	35,000,000
3.933%*, 6/23/2006	20,000,000	20,000,000

Total Promissory Notes (Cost $70,000,000)		70,000,000

US Government Agency Sponsored Pass-Throughs 0.6%
Federal National Mortgage Association, 4.56%**, 10/2/2006 (Cost $21,322,840)	22,000,000	21,322,840

Repurchase Agreements 13.1%
Morgan Stanley & Co., Inc., 4.45%, dated 1/31/2006, to be repurchased at $437,054,018 on 2/1/2006 (b)	437,000,000	437,000,000
State Street Bank and Trust Co., 4.19%, dated 1/31/2006, to be repurchased at $435,051 on 2/1/2006 (c)	435,000	435,000

Total Repurchase Agreements (Cost $437,435,000)		437,435,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $3,335,006,942)+	100.1	3,335,006,942
Other Assets and Liabilities, Net	(0.1)	(3,815,466)
Net Assets	100.0	3,331,191,476

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2006.
**	Annualized yield at time of purchase; not a coupon rate.
+	The cost for federal income tax purposes was $3,335,006,942.
(a)	Reset date; not a maturity date

(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
192,186,224	Federal National Mortgage Association	4.574-4.72	10/1/2033- 8/1/2035	192,373,177
252,816,468	Federal Home Loan Mortgage Corp.	4.998-5.172	1/1/2035- 2/1/2036	254,468,537

Total Collateral Value				446,841,714

(c)	Collateralized by $505,000 Federal Home Loan Mortgage Corp., 4.5%, maturing on 12/1/2020 with a value of $441,358.
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

DWS Government & Agency Money Fund

	Principal Amount ($)	Value ($)
Agencies Not Backed by the Full Faith and Credit of the US Government 15.3%
Federal Home Loan Bank:
2.5%, 3/15/2006	4,000,000	3,993,265
3.25%, 7/21/2006	5,000,000	4,983,086
Federal Home Loan Mortgage Corp.:
2.5%, 3/28/2006	5,000,000	4,989,604
3.83%, 6/20/2006	7,500,000	7,500,000
4.75%, 2/6/2007	4,000,000	4,000,000
4.92%, 2/28/2007	6,000,000	6,000,000
Federal National Mortgage Association:
4.0%, 8/8/2006	5,000,000	5,000,000
4.03%, 7/21/2006	6,500,000	6,500,000
4.21%*, 9/7/2006	25,000,000	24,988,899

Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $67,954,854)		67,954,854

Agencies Backed by the Full Faith and Credit of the US Government 4.8%
Government Guaranteed Securities
Hainan Airlines:
Series 2000-1, 4.491%*, 12/15/2007	9,489,247	9,489,247
Series 2000-2, 4.491%*, 12/15/2007	5,839,535	5,839,535
Series 2000-3, 4.491%*, 12/15/2007	5,839,536	5,839,536

Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $21,168,318)		21,168,318

Repurchase Agreements 92.5%
Banc of America Securities LLC, 4.31%, dated 12/16/2005, to be repurchased at $65,404,661 on 2/6/2006 (a)	65,000,000	65,000,000
Bear Stearns & Co., Inc., 4.47%, dated 1/31/2006, to be repurchased at $80,009,933 on 2/1/2006 (b)	80,000,000	80,000,000
BNP Paribas, 4.46%, dated 1/31/2006, to be repurchased at $39,004,832 on 2/1/2006 (c)	39,000,000	39,000,000
Credit Suisse First Boston LLC, 4.54%, dated 1/31/2006, to be repurchased at $52,406,582 on 4/3/2006 (d)	52,000,000	52,000,000
Merrill Lynch & Co., Inc., 4.25%, dated 11/10/2005, to be repurchased at $50,560,764 on 2/13/2006 (e)	50,000,000	50,000,000
Morgan Stanley & Co., Inc., 4.45%, dated 1/31/2006, to be repurchased at $80,009,889 on 2/1/2006 (f)	80,000,000	80,000,000
State Street Bank and Trust Co.,4.12%, dated 1/31/2006, to be repurchased at $198,023 on 2/1/2006 (g)	198,000	198,000
The Goldman Sachs & Co., 4.54%, dated 1/31/2006, to be repurchased at $45,351,850 on 4/3/2006 (h)	45,000,000	45,000,000

Total Repurchase Agreements (Cost $411,198,000)		411,198,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $500,321,172)+	112.6	500,321,172
Other Assets and Liabilities, Net	(12.6)	(55,912,665)
Net Assets	100.0	444,408,507

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2006.
+	The cost for federal income tax purposes was $500,321,172.

(a)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
56,686,461	Federal National Mortgage Association	3.917-7.0	10/1/2020-1/1/2036	56,355,875
8,835,858	Federal Home Loan Mortgage Corp.	5.0-6.5	6/1/2019-2/1/2036	9,944,126

Total Collateral Value				66,300,001

(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
2,315,000	Federal National Mortgage Association	4.0	5/25/2019	2,097,981
30,157,000	Federal Home Loan Mortgage Corp.	4.5-5.5	10/15/2024-3/15/2035	34,509,247
51,196,647	Government National Mortgage Association	4.0-5.37	6/16/2030-5/20/2035	44,997,216

Total Collateral Value				81,604,444

(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
26,929,082	Federal National Mortgage Association	4.276-6.5	2/1/2019-12/1/2035	27,219,794
12,617,079	Federal Home Loan Mortgage Corp.	4.75-5.691	9/1/2032-4/1/2035	12,510,207

Total Collateral Value				39,730,001

(d)	Collateralized by $53,267,335 Federal National Mortgage Association, with various coupon rates from 4.36-4.526% with various maturity dates of 7/1/2033-7/1/2042 with a value of $53,048,108.
(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
892,717	Federal National Mortgage Association	0.12	10/25/2035	835,180
5,493,392	Federal National Mortgage Association — Interest Only	3.07	9/25/2032	5,541,424
41,555,156	Federal Home Loan Mortgage Corp.	.00-4.92	9/15/2017-8/15/2035	40,904,121
4,600,000	Federal Home Loan Mortgage Corp. — Principal Only	—	1/15/2035	3,720,040

Total Collateral Value				51,000,765

(f)	Collateralized by $81,423,664 Federal Home Loan Mortgage Corp., 5.174%, maturing on 4/1/2035 with a value of $81,630,000.
(g)	Collateralized by $210,000 Federal Home Loan Mortgage Corp., 4.25%, maturing on 7/15/2019 with a value of $206,850.
(h)	Collateralized by $45,892,000 US Treasury Note, 4.375%, maturing on 12/15/2010 with a value of $45,900,216.

The accompanying notes are an integral part of the financial statements.

DWS Tax-Exempt Money Fund

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 98.5%
Arizona 2.6%
Arizona, McAllister Academic Village LLC Revenue, Arizona State University Project, Series A, 3.03%*, 7/1/2045 (a)	2,300,000	2,300,000
Arizona, Salt River Pima-Maricopa Indian Community, 3.02%*, 10/1/2025, Bank of America NA (b)	3,430,000	3,430,000
Arizona, Salt River Project Agricultural Improvement, Series A:
2.98%, 2/2/2006	2,200,000	2,200,000
3.03%, 2/2/2006	5,800,000	5,800,000
Arizona, School Facilities Board, Certificates of Participation, Series 735, 144A, 3.06%*, 3/1/2013 (a)	3,680,000	3,680,000

		17,410,000

California 2.5%
California, Housing Finance Agency Revenue, Home Mortgage, Series H, AMT, 3.07%*, 8/1/2033 (a)	900,000	900,000
California, State General Obligation, Series PT-1555, 144A, 3.05%*, 10/1/2010 (a)	500,000	500,000
Hayward, CA, Multi-Family Housing Revenue, Timbers Apartments, Series A, AMT, 3.03%*, 3/15/2033	600,000	600,000
Los Angeles County, CA, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/30/2006	6,000,000	6,034,851
Los Angeles, CA, Harbor Department Revenue, Series B, AMT, 5.25%, 11/1/2006	2,000,000	2,028,457
Riverside, CA, Community College District, Series 913, 144A, 3.05%*, 2/1/2013 (a)	3,000,000	3,000,000
Sacramento County, CA, Housing Authority, Multi-Family Revenue, Sierra Sunrise Senior Apartments, Series D, AMT, 3.06%*, 7/1/2036, Citibank NA (b)	1,700,000	1,700,000
San Francisco, CA, City & County, Public Utilities Commonwealth Clean Water Revenue, Series B-20, 144A, 3.05%*, 10/1/2022 (a)	2,190,000	2,190,000
San Francisco, CA, City & County, Redevelopment Agency, Multi-Family Revenue, Derek Silva Community, Series D, AMT, 3.07%*, 12/1/2019, Citibank NA (b)	100,000	100,000

		17,053,308

Colorado 3.6%
Adams & Weld Counties, CO, Brighton School District No. 27J, Series R-6514, 144A, 3.06%*, 12/1/2024 (a)	8,505,000	8,505,000
Colorado, Educational & Cultural Facilities Authority Revenue, Bear Creek School Project, 3.04%*, 10/1/2032, US Bank NA (b)	6,600,000	6,600,000
Colorado, Educational & Cultural Facilities Authority Revenue, Vail Mountain School Project, 3.1%*, 5/1/2033, KeyBank NA (b)	3,200,000	3,200,000
Larimer County, CO, School District No. R-1 Poudre, Series R-4535, 144A, 3.06%*, 12/15/2021 (a)	2,805,000	2,805,000
Summit County, CO, School District No. RE1, Series R-6513, 144A, 3.06%*, 12/1/2023 (a)	3,360,000	3,360,000

		24,470,000

Delaware 2.4%
Delaware, State Economic Development Authority Revenue, Winterthur Museum Project, 3.08%*, 9/1/2012, Wachovia Bank NA (b)	5,200,000	5,200,000
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series C, 3.06%*, 1/1/2016, Citizens Bank of PA (b)	6,000,000	6,000,000
Sussex County, DE, Industrial Development Revenue, Perdue Agrirecycle LLC Project, AMT, 3.08%*, 1/1/2013, SunTrust Bank (b)	5,000,000	5,000,000

		16,200,000

Florida 4.3%
Brevard County, FL, Health Care Facilities Authority Revenue, Health First, Inc. Project, 3.08%*, 8/1/2014, SunTrust Bank (b)	1,675,000	1,675,000
Broward County, FL, School Board Certificates of Participation, Series R-1056, 144A, 3.06%*, 7/1/2019 (a)	3,170,000	3,170,000
Collier County, FL, School Board, Certificates of Participation, Series MT-147, 144A, 3.05%*, 2/15/2021 (a)	3,800,000	3,800,000
Florida, State Department of Environmental Protection Preservation Revenue, Series R-3043, 144A, 3.06%*, 7/1/2023 (a)	995,000	995,000
Gulf Breeze, FL, Municipal Bond Fund Revenue, Series A, 3.03%*, 3/31/2021, Bank of America NA (b)	2,165,000	2,165,000
Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Health Systems, Series B, 3.04%*, 11/15/2009, SunTrust Bank (b)	6,600,000	6,600,000
Jacksonville, Florida, Electric Authority Revenue, Series B, 3.07%*, 10/1/2030	500,000	500,000
Miami-Dade County, FL, General Obligation, 3.15%, 4/5/2006	1,000,000	1,000,000
Miami-Dade County, FL, Industrial Development Authority Revenue, Gulliver Schools Project, 3.07%*, 9/1/2029, Bank of America NA (b)	2,965,000	2,965,000

Miami-Dade County, FL, School Board Certificates of Participation, Series R-4022, 144A, 3.06%*, 8/1/2021 (a)	890,000	890,000
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Project, 3.07%*, 11/1/2028, Bank of America NA (b)	1,865,000	1,865,000
Pinellas County, FL, Health Facilities Authority Revenue, Hospital Loan Program, 3.1%*, 12/1/2015 (a)	400,000	400,000
Sarasota County, FL, Health Facility Authority Revenue, Bay Village Project, 3.07%*, 12/1/2023, Bank One America NA (b)	3,400,000	3,400,000

		29,425,000

Georgia 1.7%
Atlanta, GA, Airport Revenue, Series C-1, 3.03%*, 1/1/2030 (a)	4,000,000	4,000,000
Fulton County, GA, Development Authority Revenue, Shepherd Center, Inc. Project, 3.03%*, 9/1/2035, SunTrust Bank (b)	1,300,000	1,300,000
La Grange, GA, Development Authority Revenue, La Grange College Project, 3.03%*, 6/1/2031, SunTrust Bank (b)	1,370,000	1,370,000
Macon-Bibb County, GA, Hospital Authority Revenue, Anticipation Certificates, Medical Center of Central Georgia, 3.03%*, 8/1/2018, SunTrust Bank (b)	600,000	600,000
Rockdale County, GA, Hospital Authority Revenue, Anticipation Certificates, 3.03%*, 10/1/2027, SunTrust Bank (b)	4,315,000	4,315,000

		11,585,000

Hawaii 0.5%
ABN AMRO, Munitops Certificates Trust, Series 2004-16, 144A, 3.07%*, 7/1/2012 (a)	3,200,000	3,200,000

Idaho 2.2%
Idaho, State Tax Anticipation Notes, 4.0%, 6/30/2006	7,500,000	7,540,555
Power County, ID, Industrial Development Authority, FMC Corp. Project, AMT, 3.08%*, 4/1/2014, Wachovia Bank NA (b)	7,500,000	7,500,000

		15,040,555

Illinois 9.5%
Chicago, IL, De La Salle Institute Project, 3.12%*, 4/1/2027, Fifth Third Bank (b)	3,470,000	3,470,000
Chicago, IL, Eclipse Funding Trust, Series 2006-0003 Solar Eclipse, 144A, 3.05%*, 1/1/2026 (a)	3,130,000	3,130,000
Cicero, IL, Industrial Development Revenue, Harris Steel Co. Project, AMT, 3.13%*, 5/1/2011, American National Bank & Trust (b)	1,450,000	1,450,000
Cook County, IL, Industrial Development Revenue, 128th Place Limited Partnership, AMT, 3.1%*, 7/1/2020, LaSalle Bank NA (b)	2,250,000	2,250,000
Cook County, IL, Industrial Development Revenue, Devorahco LLC Project, Series A, AMT, 3.1%*, 12/1/2034, LaSalle Bank NA (b)	2,000,000	2,000,000
Du Page County, IL, Benedictine University Building Project, 3.05%*, 7/1/2024, National City Bank (b)	5,430,000	5,430,000
Franklin Park, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 3.15%*, 2/1/2007, Northern Trust Company (b)	5,000,000	5,000,000
Hillside, IL, Economic Development Revenue, L&J Technologies Project, AMT, 3.15%*, 7/1/2024, Northern Trust Company (b)	4,020,000	4,020,000
Illinois, Development Finance Authority, Industrial Development Revenue, Tripp Partners Project, AMT, 2.5%*, 2/1/2013, Northern Trust Company (b)	2,780,000	2,780,000
Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 3.1%*, 8/1/2019, LaSalle Bank NA (b)	4,700,000	4,700,000
Illinois, Development Finance Authority, Regional Organization Bank of Illinois Project, 3.14%*, 12/1/2020, Bank One NA (b)	2,250,000	2,250,000
Illinois, Educational Facilities Authority Revenue, 3.2%, 5/3/2006	3,000,000	3,000,000

Illinois, General Obligation, Series 1750, 144A, 3.06%*, 12/1/2010 (a)	5,300,000	5,300,000
Illinois, General Obligation, Star Certificates, Series 03-20, 144A, 3.06%*, 11/1/2019 (a)	5,700,000	5,700,000
Lake County, IL, Warren Township High School District No. 121 Gurnee, Series R-2157, 144A, 3.06%*, 3/1/2024 (a)	1,500,000	1,500,000
Lake Zurich, IL, Industrial Development Revenue, Screenco LLC/ScreenFlex Project, AMT, 3.1%*, 3/1/2018, LaSalle National Bank (b)	1,725,000	1,725,000
Mundelein, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 3.15%*, 1/1/2015, Northern Trust Company (b)	6,500,000	6,500,000
Tinley Park, IL, Industrial Development Revenue, Harbor Tool Manufacturing, Inc., Project, AMT, 3.1%*, 7/1/2020, LaSalle Bank NA (b)	1,170,000	1,170,000
Woodridge, IL, Du Page Will & Cook Counties, Industrial Development Revenue, Morey Realty Group, Inc. Project, AMT, 3.13%*, 12/1/2016, Bank One NA (b)	3,700,000	3,700,000

		65,075,000

Indiana 5.6%
ABN AMRO, Munitops Certificates Trust:
Series 2003-32, 144A, 3.07%*, 1/15/2012 (a)	4,000,000	4,000,000
Series 2005-7, 144A, 3.07%*, 7/10/2013 (a)	7,150,000	7,150,000
Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center III Project, AMT, 3.1%*, 6/1/2022, LaSalle Bank NA (b)	4,500,000	4,500,000
Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center VI Project, AMT, 3.1%*, 6/1/2022, LaSalle Bank NA (b)	4,900,000	4,900,000
Indiana, Health Facility Financing Authority, Hospital Revenue, Macon Trust, Series F, 144A, 3.06%*, 5/1/2035 (a)	4,995,000	4,995,000
Indiana, State Development Finance Authority, Economic Development Revenue, Goodwill Industries Michiana Project, 3.1%*, 1/1/2027, National City Bank of Indiana (b)	1,970,000	1,970,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center IV Project, AMT, 3.1%*, 6/1/2022, LaSalle Bank NA (b)	1,600,000	1,600,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center V Project, AMT, 3.1%*, 6/1/2022, LaSalle Bank NA (b)	4,000,000	4,000,000
Indiana, State Educational Facilities Authority Revenue, St. Mary Woods Project, 3.09%*, 4/1/2024, Bank One NA (b)	3,000,000	3,000,000
Indianapolis, IN, Local Public Import Bond Bank, Macon Trust, Series P, 144A, AMT, 3.1%*, 1/1/2030 (a)	2,120,000	2,120,000

		38,235,000

Kentucky 5.0%
Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 3.2%*, 8/1/2013, Calyon Bank (b)	4,400,000	4,400,000
Breckinridge County, KY, Lease Program Revenue, Kentucky Association of Counties Leasing Trust, Series A, 3.07%*, 2/1/2032, US Bank NA (b)	1,000,000	1,000,000
Jeffersontown, KY, Lease Program Revenue, Kentucky League of Cities Funding Trust, 3.07%*, 3/1/2030, US Bank NA (b)	3,720,000	3,720,000
Kentucky, Asset & Liability Commission Generated Fund, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/28/2006	5,500,000	5,528,677
Lexington-Fayette Urban County, KY, Industrial Development Revenue, YMCA Central Kentucky, Inc. Project, 3.09%*, 7/1/2019, Bank One Kentucky NA (b)	475,000	475,000
Pendleton County, KY, General Obligation:
3.0%, 3/6/2006	9,000,000	9,000,000
3.1%, 2/7/2006	2,000,000	2,000,000
Pendleton County, KY, Multi-County Lease Revenue, Series 89, 3.13%, 2/7/2006	8,000,000	8,000,000

		34,123,677

Maine 1.0%
Maine, State Tax Anticipation Notes, 4.0%, 6/30/2006	7,000,000	7,036,171

Massachusetts 1.3%
Massachusetts, State Development Finance Agency, 3.0%, 2/2/2006	3,000,000	3,000,000
Massachusetts, State Development Finance Agency Revenue, Bridgewell, Inc. Series A, 3.05%*, 6/1/2030, KeyBank NA (b)	6,000,000	6,000,000

		9,000,000

Michigan 9.6%
ABN AMRO, Munitops Certificates Trust, 144A, Series 2003-3, 3.05%*, 1/1/2011 (a)	24,600,000	24,600,000
Comstock Park, MI, Public Schools, Series R-2178, 144A, 3.06%*, 5/1/2025 (a)	980,000	980,000
Detroit, MI, City School District, Series PT-1844, 144A, 3.05%*, 5/1/2011 (a)	1,085,000	1,085,000
Detroit, MI, Sewer Disposal Revenue, Series E, 3.0%*, 7/1/2031 (a)	15,500,000	15,500,000
Georgetown Township, MI, Economic Development Corp., Limited Obligation Revenue, Sunset Manor, Inc. Project, 3.03%*, 11/1/2019, LaSalle Bank NA (b)	5,850,000	5,850,000
Jackson County, MI, Economic Development Corp. Revenue, Spring Arbor College Project, 3.08%*, 12/1/2020, Comerica Bank (b)	4,300,000	4,300,000
Michigan, Municipal Securities Trust Certificates, Series 9054, 144A, 3.06%*, 4/20/2011	2,825,000	2,825,000
Michigan, State University Revenue, 3.12%, 4/6/2006	4,000,000	4,000,000
Michigan, Strategic Fund, Limited Obligation Revenue, Continental Aluminum Project, AMT, 3.19%*, 10/1/2015, Comerica Bank (b)	4,900,000	4,900,000
Michigan, University of Michigan, Hospital Revenue:
Series A, 3.07%*, 12/1/2019	100,000	100,000
Series A-2, 3.07%*, 12/1/2024	600,000	600,000
Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Acme Manufacturing Co. Project, AMT, 3.19%*, 11/1/2023, JPMorgan Chase & Co. (b)	630,000	630,000

		65,370,000

Missouri 0.4%
Missouri, Development Finance Board, Air Cargo Facility Revenue, St. Louis Airport, AMT, 3.1%*, 3/1/2030, American National Bank & Trust (b)	2,500,000	2,500,000

Nebraska 0.4%
Nebraska, Investment Finance Authority, Single Family Housing Revenue, AMT, Series D, 3.1%*, 9/1/2034	2,472,500	2,472,500

Nevada 2.2%
Las Vegas Valley, NV, Water District, Series B-10, 144A, 3.06%*, 6/1/2024 (a)	9,875,000	9,875,000
Nevada, State Department Commission, Industrial Development Revenue, Master Halco Project, Series A, AMT, 3.19%*, 12/1/2009, Wachovia Bank NA (b)	4,900,000	4,900,000

		14,775,000

New Hampshire 0.3%
New Hampshire, State Business Finance Authority, Exempt Facilities Revenue, Waste Management of NH, Inc. Project, AMT, 3.08%*, 9/1/2012, Wachovia Bank NA (b)	2,000,000	2,000,000

New Jersey 2.9%
New Jersey, Economic Development Authority Revenue, Series R-311, 144A, 3.08%*, 6/15/2012 (a)	1,280,000	1,280,000
New Jersey, Environmental Infrastructure Trust, Encap Golf Holdings LLC Project, AMT, 3.03%*, 11/1/2025, Wachovia Bank NA (b)	1,000,000	1,000,000
New Jersey, State Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/23/2006	14,400,000	14,466,204
New Jersey, State Transportation Trust Fund Authority, Series PT-2488, 144A, 3.05%*, 12/15/2017 (a)	2,860,000	2,860,000

		19,606,204

New York 1.3%
Long Island, NY, Power Authority, Electric System Revenue, Series D, 3.02%*, 12/1/2029 (a)	300,000	300,000
New York, Metropolitan Transportation Authority Revenue, Series PA-1083, 144A, 3.05%*, 5/15/2010 (a)	1,450,000	1,450,000
New York, State Housing Finance Agency Revenue, Multi-Family Housing, Series A, AMT, 3.05%*, 11/1/2028 (a)	790,000	790,000
New York, State Thruway Authority, Personal Income Tax Revenue, Series PT-3027, 144A, 3.05%*, 3/15/2025 (a)	4,000,000	4,000,000
New York, NY, General Obligation, Series 1010, 144A, 3.06%*, 8/1/2013 (a)	995,000	995,000
New York, NY, Municipal Securities Trust Receipts, Series SG-109, 144A, 3.05%*, 6/1/2027 (a)	1,300,000	1,300,000

		8,835,000

North Carolina 1.5%
Moore County, NC, Industrial Facilities & Pollution Control Finance Authority Revenue, Klaussner Industries Project, AMT, 3.13%*, 5/1/2010, Wachovia Bank NA (b)	3,000,000	3,000,000
North Carolina, Capital Finance Agency, Educational Facilities Revenue, Forsyth Country Day School, 3.05%*, 12/1/2031, Branch Banking & Trust (b)	2,300,000	2,300,000
North Carolina, Medical Care Commission, Health Care Facilities Revenue, Ist Mortgage Pennybyrn, Project C, 3.03%*, 10/1/2035, Bank of America NA (b)	4,000,000	4,000,000
North Carolina, Medical Care Community, Retirement Facilities Revenue, 1st Mortgage-United Methodist, Series B, 3.05%*, 10/1/2035, Branch Banking & Trust (b)	1,000,000	1,000,000

		10,300,000

Ohio 4.7%
Athens County, OH, Port Authority, Housing Revenue, University Housing for Ohio, Inc. Project, 3.07%*, 6/1/2032, Wachovia Bank NA (b)	4,000,000	4,000,000
Cuyahoga County, OH, Hospital Revenue, Improvement Metrohealth System, 3.07%*, 2/1/2035, National City Bank (b)	4,975,000	4,975,000
Cuyahoga, OH, Community College District, General Receipts, Series B, 3.05%*, 12/1/2032 (a)	3,815,000	3,815,000
Huron County, OH, Hospital Facilities Revenue, Fisher-Titus Medical Center, Series A, 3.04%*, 12/1/2027, National City Bank (b)	3,000,000	3,000,000
Lorain, OH, Port Authority Revenue, Port Development, Spitzer Project, AMT, 3.35%*, 12/1/2019, National City Bank (b)	2,670,000	2,670,000
Ohio, State Higher Educational Facility Community Revenue, Pooled Program:
Series A, 3.09%*, 9/1/2020, Fifth Third Bank (b)	940,000	940,000
Series C, 3.09%*, 9/1/2025, Fifth Third Bank (b)	810,000	810,000
Ohio, State Water Development Authority Revenue, Series 1118, 144A, 3.05%*, 12/1/2020	2,585,000	2,585,000
Portage County, OH, Industrial Development Revenue, Allen Aircraft Products Project, AMT, 3.2%*, 7/1/2018, National City Bank (b)	1,595,000	1,595,000
Salem, OH, Hospital Revenue, Salem Community, 3.02%*, 9/1/2035, JPMorgan Chase Bank (b)	7,800,000	7,800,000

		32,190,000

Oklahoma 1.0%
Blaine County, OK, Industrial Development Authority Revenue, Seaboard Project, AMT, 3.08%*, 11/1/2018, SunTrust Bank (b)	1,500,000	1,500,000
Payne County, OK, Economic Development Authority, Student Housing Revenue, OSUF Phase III Project, 3.05%*, 7/1/2032 (a)	5,250,000	5,250,000

		6,750,000

Pennsylvania 4.9%
Chester County, PA, Industrial Development Authority Revenue, Bentley Graphic, Inc. Project, AMT, 3.23%*, 12/1/2020, First Tennessee Bank (b)	4,150,000	4,150,000
Dauphin County, PA, General Authority Revenue, Education & Health Loan Program, 3.07%*, 11/1/2017 (a)	5,120,000	5,120,000
Manheim Township, PA, General Obligation, School District, 3.04%*, 6/1/2016 (a)	3,820,000	3,820,000
Montgomery County, PA, Redevelopment Authority, Multi-Family Housing Revenue, Forge Gate Apartments Project, Series A, 3.01%*, 8/15/2031	100,000	100,000
Pennsylvania, Economic Development Financing Authority, Exempt Facilities Revenue, Amtrak Project, Series B, AMT, 3.1%*, 11/1/2041, Morgan Guaranty Trust (b)	1,030,000	1,030,000
Pennsylvania, Economic Development Financing Authority, Solid Waste Disposal Revenue, Series MT-047, AMT, 144A, 3.09%*, 11/1/2021	2,700,000	2,700,000
Pennsylvania, State General Obligation, Series A-15, 144A, 3.06%*, 1/1/2017 (a)	4,045,000	4,045,000
Pennsylvania, State Higher Education Assistance Agency, Student Loan Revenue, Series A, AMT, 3.08%*, 3/1/2027 (a)	4,200,000	4,200,000
Pennsylvania, State Higher Educational Facilities Authority Revenue, Carnegie Mellon University, Series C, 3.05%*, 11/1/2029	1,370,000	1,370,000
Pennsylvania, State Higher Educational Facilities Authority Revenue, University Properties, Student Housing, Series A, 3.04%*, 8/1/2035, Citizens Bank (b)	5,170,000	5,170,000
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue, Childrens Hospital of Philadelphia, Series A, 3.05%*, 2/15/2021	150,000	150,000
Red Lion, PA, General Obligation, Area School District, 3.02%*, 5/1/2024 (a)	1,600,000	1,600,000

		33,455,000

Puerto Rico 0.0%
ABN AMRO, Munitops Certificates Trust, Series 2000-17, 144A, 3.02%*, 10/1/2008	100,000	100,000

South Carolina 1.0%
Greenwood County, SC, Exempt Facility Industrial Revenue, Fuji Photo Film Project, AMT, 3.2%*, 9/1/2011	2,500,000	2,500,000
South Carolina, Educational Facilities Authority for Private Nonprofit Institutions, Coker College, 3.08%*, 6/1/2019, Wachovia Bank NA (b)	4,455,000	4,455,000

		6,955,000

Tennessee 0.6%
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health, Series C, 3.04%*, 5/1/2039	3,000,000	3,000,000
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, 3.08%*, 7/1/2034, Bank of America NA (b)	1,425,000	1,425,000

		4,425,000

Texas 19.3%
ABN AMRO, Munitops Certificates Trust, Series 2004-38, 144A, 3.07%*, 2/15/2011	3,000,000	3,000,000
Aldine, TX, Independent School District, Series 827, 144A, 3.06%*, 1/1/2012	2,935,000	2,935,000
Austin, TX, Electric Utility Systems Revenue, Series R-1057, 144A, 3.06%*, 11/15/2021 (a)	4,775,000	4,775,000
Austin, TX, Water & Waste Systems Revenue, Series B-27, 144A, 3.06%*, 11/15/2026 (a)	5,260,000	5,260,000
Dallas, TX, Independent School District, Series 6038, 144A, 3.06%*, 8/15/2024	6,155,000	6,155,000
Galena Park, TX, Independent School District, Series SG-153, 144A, 3.06%*, 8/15/2023	6,700,000	6,700,000
Harris County, TX, General Obligation:
3.05%, 3/3/2006	4,160,000	4,160,000
3.1%, 3/3/2006	580,000	580,000

Harris County, TX, Health Facilities Development Corp. Revenue, YMCA Greater Houston Area, 3.07%*, 7/1/2037, JPMorgan Chase Bank (b)	1,390,000	1,390,000
Houston, TX, Airport System Revenue, Series SG-161, 144A, 3.06%*, 7/1/2032 (a)	10,735,000	10,735,000
Houston, TX, General Obligation, Series 781, 144A, 3.06%*, 3/1/2012 (a)	4,000,000	4,000,000
Houston, TX, Independent School District:
Series 05-18, 144A, 3.06%*, 8/15/2014	4,625,000	4,625,000
Series R-408, 144A, 3.06%*, 2/15/2029	4,000,000	4,000,000
Houston, TX, Utility System Revenue, 3.1%, 4/6/2006	8,000,000	8,000,000
Houston, TX, Water & Sewer System Revenue, Municipal Trust Receipts, Series SG-120, 144A, 3.06%*, 12/1/2023	2,000,000	2,000,000
Houston, TX, Water & Sewer Systems Revenue, Star Certificates, Series 2003-14, 144A, 3.06%*, 6/1/2026 (a)	1,095,000	1,095,000
Northside, TX, Independent School District, Series 758, 144A, 3.06%*, 2/15/2013	3,410,000	3,410,000
Northside, TX, Independent School District, School Building, 2.85%*, 6/15/2035	5,000,000	5,000,000
San Antonio, TX, Electric & Gas Revenue, Series 1700, 144A, 3.07%*, 2/1/2010	6,550,000	6,550,000
Texas, Lower Colorado River Authority, 3.05%, 3/3/2006	6,500,000	6,500,000
Texas, Southwest Higher Education Authority, Inc., Southern Methodist University Project, Series B, 3.0%*, 10/1/2029, Landesbank Hessen-Thuringen (b)	300,000	300,000
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2006	17,600,000	17,748,136
Texas, University of Texas Revenue:
3.05%, 3/1/2006	5,000,000	5,000,000
Series B-14, 144A, 3.06%*, 8/15/2022	4,590,000	4,590,000
Texas, Water Development Board Revenue, Series 2187, 144A, 3.04%*, 7/15/2021	10,860,000	10,860,000
Travis County, TX, Health Facilities Development Corp., Retirement Facility Revenue, Querencia Barton Creek, Series C, 3.04%*, 11/15/2035, LaSalle Bank NA (b)	2,000,000	2,000,000

		131,368,136

Utah 1.3%
Alpine, UT, General Obligation, School District: Floater-PT-436, 144A, 3.06%*, 3/15/2007	2,270,000	2,270,000
Floater-PT-436, 144A, 3.06%*, 3/15/2009	4,125,000	4,125,000
Murray City, UT, Hospital Revenue, IHC Health Services, Inc., Series C, 3.07%*, 5/15/2036	100,000	100,000
Utah, Housing Finance Agency, Single Family Mortgage, Series E-1, AMT, 3.1%*, 7/1/2031	2,475,000	2,475,000

		8,970,000

Virginia 0.3%
Alexandria, VA, Redevelopment & Multi-Family Housing Authority Revenue, Fairfield Village Square Project, Series A, AMT, 3.08%*, 1/15/2039	2,000,000	2,000,000

Washington 3.4%
Grant County, WA, Public Utilities District Number 002, Electric Revenue, Series 780, 144A, 3.06%*, 1/1/2010 (a)	6,125,000	6,125,000
King County, WA, Public Hospital District No. 002, Series R-6036, 144A, 3.06%*, 12/1/2023 (a)	1,270,000	1,270,000
Washington, Port Seattle Revenue, AMT, 3.09%*, 9/1/2035, Fortis Bank SA/NV (b)	2,000,000	2,000,000
Washington, State General Obligation:
Series A-11, 144A, 3.06%*, 6/1/2017 (a)	5,655,000	5,655,000
Series R-3036, 144A, 3.06%*, 1/1/2023 (a)	2,990,000	2,990,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Deer Run West Apartments Project, Series A, AMT, 3.11%*, 6/15/2037, Bank of America NA (b)	5,200,000	5,200,000

		23,240,000

Wisconsin 1.2%
Manitowoc, WI, Industrial Development Revenue, Kaysun Corp. Project, AMT, 3.13%*, 5/1/2015, Bank One Wisconsin (b)	1,080,000	1,080,000
Pewaukee, WI, Industrial Development Revenue, Mixer System, Inc. Project, AMT, 3.13%*, 9/1/2020, Bank One Wisconsin (b)	1,900,000	1,900,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Marshfield Clinic, Series B, 3.07%*, 1/15/2036, Marshall & Ilsley (b)	5,000,000	5,000,000

		7,980,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $671,145,551)+	98.5	671,145,551
Other Assets and Liabilities, Net	1.5	10,325,339
Net Assets	100.0	681,470,890

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of January 31, 2006.
+	The cost for federal income tax purposes was $671,145,551.
(a)	Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	5.2
Financial Guaranty Insurance Company	6.3
Financial Security Assurance Inc.	9.2
MBIA Corp.	10.9

(b)	Security incorporates a letter of credit from a major bank.
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
AMT:	Subject to alternative minimum tax.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of January 31, 2006 (Unaudited)
	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax-Exempt Money Fund
Assets
Investments:
Investments in securities, at amortized cost	$2,897,571,942	$89,123,172	$671,145,551
Repurchase agreements, at amortized cost	437,435,000	411,198,000	—

Total investments in securities, at amortized cost	3,335,006,942	500,321,172	671,145,551

Cash	536	493	—
Receivable for investments sold	—	—	7,400,347
Interest receivable	10,551,304	1,484,849	3,950,983
Receivable for Fund shares sold	15,840,922	1,722,581	2,040,719
Other assets	85,765	50,595	34,996

Total assets	3,361,485,469	503,579,690	684,572,596

Liabilities
Due to custodian bank	—	—	78,208
Dividends payable	2,162,852	285,223	296,188
Payable for investments purchased	25,000,000	58,000,000	2,300,000
Payable for Fund shares redeemed	175,745	515,359	—
Accrued management fee	781,895	104,752	165,522
Other accrued expenses and payables	2,173,501	265,849	261,788

Total liabilities	30,293,993	59,171,183	3,101,706

Net assets, at value	$3,331,191,476	$444,408,507	$681,470,890

Net Assets
Net assets consist of:
Undistributed net investment income	97,204	(6,490)	18,799
Accumulated net realized gain (loss)	—	(1,031)	(6,816)
Paid-in capital	3,331,094,272	444,416,028	681,458,907

Net assets, at value	$3,331,191,476	$444,408,507	$681,470,890

Shares outstanding	3,330,837,448	444,393,947	681,459,569
Net asset value, offering and redemption price per share (Net asset value ÷ outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00	$1.00	$1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended January 31, 2006 (Unaudited)
	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax-Exempt Money Fund
Investment Income
Income:

Interest	$66,892,286	$8,752,316	$9,900,269
Expenses:

Management fee	4,403,354	578,439	919,665
Services to shareholders	2,725,792	291,100	301,818
Custodian fees	63,724	8,767	13,349
Auditing	27,316	18,885	19,120
Legal	34,633	10,324	11,354
Trustees’ fees and expenses	50,251	26,403	24,666
Reports to shareholders	115,290	16,602	6,455
Registration fees	22,555	13,998	16,884
Other	86,823	15,260	20,137

Total expenses before expense reductions	7,529,738	979,778	1,333,448

Expense reductions	(32,651)	(6,905)	(11,126)

Total expenses after expense reductions	7,497,087	972,873	1,322,322

Net investment income	59,395,199	7,779,443	8,577,947

Net realized gain (loss) on investment transactions	—	—	(1,398)

Net increase (decrease) in net assets resulting from operations	$59,395,199	$7,779,443	$8,576,549

Statement of Changes in Net Assets — DWS Money Market Fund
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2006 (Unaudited)	Year Ended July 31, 2005
Operations:
Net investment income	$59,395,199	$61,913,742
Net realized gain (loss) on investment transactions	—	25,138
Net increase (decrease) in net assets resulting from operations	59,395,199	61,938,880
Distributions to shareholders from net investment income	(59,398,175)	(62,715,860)
Fund share transactions:
Proceeds from shares sold	1,131,035,263	2,044,805,653
Net assets acquired in tax-free reorganization	—	280,280,767
Reinvestment of distributions	57,645,004	60,454,544
Cost of shares redeemed	(1,249,793,507)	(2,424,311,653)
Net increase (decrease) in net assets from Fund share transactions	(61,113,240)	(38,770,689)
Increase (decrease) in net assets	(61,116,216)	(39,547,669)
Net assets at beginning of period	3,392,307,692	3,431,855,361

Net assets at end of period (including undistributed net investment income of $97,204 and $100,180, respectively)	$3,331,191,476	$3,392,307,692

Other Information
Shares outstanding at beginning of period	3,391,950,687	3,430,708,003
Shares sold	1,131,035,263	2,044,805,665
Shares issued in tax-free reorganization	—	280,294,179
Shares issued to shareholders in reinvestment of distributions	57,645,004	60,454,544
Shares redeemed	(1,249,793,506)	(2,424,311,704)
Net increase (decrease) in Fund shares	(61,113,239)	(38,757,316)

Shares outstanding at end of period	3,330,837,448	3,391,950,687

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — DWS Government & Agency Money Fund
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2006 (Unaudited)	Year Ended July 31, 2005
Operations:

Net investment income	$7,779,443	$7,303,882
Net realized gain (loss) on investment transactions	—	(179)
Net increase (decrease) in net assets resulting from operations	7,779,443	7,303,703
Distributions to shareholders from net investment income	(7,785,800)	(7,402,591)
Fund share transactions:

Proceeds from shares sold	187,767,627	237,410,768
Net assets acquired in tax-free reorganization	—	89,982,258
Reinvestment of distributions	7,530,406	7,105,589
Cost of shares redeemed	(193,126,850)	(293,514,169)
Net increase (decrease) in net assets from Fund share transactions	2,171,183	40,984,446
Increase (decrease) in net assets	2,164,826	40,885,558
Net assets at beginning of period	442,243,681	401,358,123

Net assets at end of period (including accumulated distributions in excess of net investment income of $6,490 and $133, respectively)	$444,408,507	$442,243,681

Other Information
Shares outstanding at beginning of period	442,222,764	401,231,203
Shares sold	187,767,627	237,410,769
Shares issued in tax-free reorganization	—	89,989,372
Shares issued to shareholders in reinvestment of distributions	7,530,406	7,105,589
Shares redeemed	(193,126,850)	(293,514,169)
Net increase (decrease) in Fund shares	2,171,183	40,991,561

Shares outstanding at end of period	444,393,947	442,222,764

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — DWS Tax-Exempt Money Fund
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2006 (Unaudited)	Year Ended July 31, 2005
Operations:

Net investment income	$8,577,947	$9,443,185
Net realized gain (loss) on investment transactions	(1,398)	735
Net increase from payments by affiliates	—	251
Net increase (decrease) in net assets resulting from operations	8,576,549	9,444,171
Distributions to shareholders from net investment income	(8,577,947)	(9,461,564)
Fund share transactions:

Proceeds from shares sold	234,156,454	459,038,182
Net assets acquired in tax-free reorganization	—	120,128,452
Reinvestment of distributions	8,377,390	9,141,949
Cost of shares redeemed	(304,782,108)	(446,496,230)
Net increase (decrease) in net assets from Fund share transactions	(62,248,264)	141,812,353
Increase (decrease) in net assets	(62,249,662)	141,794,960
Net assets at beginning of period	743,720,552	601,925,592

Net assets at end of period (including undistributed net investment income of $18,799 and $18,799, respectively)	$681,470,890	$743,720,552

Other Information
Shares outstanding at beginning of period	743,707,833	601,878,580
Shares sold	234,156,454	459,038,182
Shares issued in tax-free reorganization	—	120,145,352
Shares issued to shareholders in reinvestment of distributions	8,377,390	9,141,949
Shares redeemed	(304,782,108)	(446,496,230)
Net increase (decrease) in Fund shares	(62,248,264)	141,829,253

Shares outstanding at end of period	681,459,569	743,707,833

The accompanying notes are an integral part of the financial statements.

Financial Highlights

DWS Money Market Fund

Years Ended July 31,	2006[a]		2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	.018		.019	.007	.011	.02	.05
Distributions from net investment income	(.018)		(.019)	(.007)	(.011)	(.02)	(.05)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	1.78	**	1.95	.71	1.11	2.01	5.54	[b,c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,331		3,392	3,432	4,117	4,978	5,787
Ratio of expenses before expense reductions (%)	.44	*	.48	.43	.43	.44	.42	[d]
Ratio of expenses after expense reductions (%)	.44	*	.48	.43	.43	.44	.41	[d]
Ratio of net investment income (%)	3.51	*	1.91	.72	1.12	2.01	5.38

[a]	For the six months ended January 31, 2006 (Unaudited).

[b]	Total return for the year ended July 31, 2001 includes the effect of a voluntary capital contribution from the Advisor. Without this contribution, the total return would have been lower.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.41% and 0.41%, respectively.
*	Annualized
**	Not annualized

DWS Government & Agency Money Fund

Years Ended July 31,	2006[a]		2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	.018		.019	.007	.011	.02	.05
Distributions from net investment income	(.018)		(.019)	(.007)	(.011)	(.02)	(.05)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	1.78	**	1.92	.67	1.07	1.96	5.44	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	444		442	401	503	614	751
Ratio of expenses before expense reductions (%)	.44	*	.49	.45	.43	.43	.41	[c]
Ratio of expenses after expense reductions (%)	.44	*	.49	.45	.43	.43	.40	[c]
Ratio of net investment income (%)	3.49	*	1.88	.69	1.09	1.98	5.27

[a]	For the six months ended January 31, 2006 (Unaudited).
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.40% and 0.40%, respectively.
*	Annualized
**	Not annualized

DWS Tax-Exempt Money Fund

Years Ended July 31,	2006[a]		2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	.012		.015	.006	.009	.01	.03
Distributions from net investment income	(.012)		(.015)	(.006)	(.009)	(.01)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	1.23	**	1.54	.65	.92	1.43	3.50	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	681		744	602	634	687	745
Ratio of expenses before expense reductions (%)	.37	*	.41	.41	.39	.38	.36	[c]
Ratio of expenses after expense reductions (%)	.37	*	.41	.41	.39	.38	.35	[c]
Ratio of net investment income (%)	2.43	*	1.54	.64	.92	1.43	3.44

[a]	For the six months ended January 31, 2006 (Unaudited).
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.35% and 0.35%, respectively.
*	Annualized
**	Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Money Funds (formerly Scudder Money Funds) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers three investment funds (the “Funds”). Each Fund takes its own approach to money market investing. DWS Money Market Fund (formerly Scudder Money Market Fund) emphasizes yield through a more diverse universe of investments, while DWS Government & Agency Money Fund (formerly Scudder Government and Agency Money Fund) emphasizes government securities. DWS Tax-Exempt Money Fund (formerly Scudder Tax-Exempt Money Fund) invests for income that is free from federal income taxes.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At July 31, 2005, the DWS Tax-Exempt Fund had a net tax basis capital loss carryforward of approximately $600 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2013, the expiration date, whichever occurs first.

In addition, from November 1, 2004 through July 31, 2005, the DWS Tax-Exempt Fund incurred approximately $5,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2006.

At July 31, 2005, the DWS Government & Agency Money Fund had a net tax basis capital loss carryforward of approximately $1,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2012 ($25) and July 31, 2013 ($975), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through July 31, 2005, the DWS Government & Agency Money Fund incurred approximately $38 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2006.

Distribution of Income. Net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Funds.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with each specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Each Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.50% of the first $215,000,000 of the Funds’ combined average daily net assets, 0.375% of the next $335,000,000 of such net assets, 0.30% of the next $250,000,000 of such net assets, 0.25% of the next $800,000,000 of such net assets, 0.24% of the next $800,000,000 of such net assets, 0.23% of the next $800,000,00 of such net assets and 0.22% of such net assets in excess of $3,200,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended January 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of the Funds’ average daily net assets as follows:

Fund	Total Aggregated	Annualized Effective Rate
DWS Money Market Fund		$4,403,354.26%
DWS Government & Agency Money Fund		578,439.26%
DWS Tax-Exempt Money Fund		919,665.26%

Effective June 13, 2005 through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of their management fees and reimburse or pay certain operating expenses of the Funds to the extent necessary to maintain the operating expenses of each Fund at 0.47%, 0.45% and 0.40% of average net assets for DWS Money Market Fund, DWS Government & Agency Money Fund and DWS Tax-Exempt Money Fund, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee, and trustee counsel fees, and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company (“DWS-SISC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Trust. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Funds. For the six months ended January 31, 2006, the amounts charged to the Funds by DWS-SISC were as follows:

Fund	Total Aggregated	Unpaid at January 31, 2006
DWS Money Market Fund	$1,759,140	$816,999
DWS Government & Agency Money Fund	185,136	73,586
DWS Tax-Exempt Money Fund	235,700	89,026

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Funds. For the six months ended January 31, 2006, the amount charged to the Funds by DeIM included in the reports to shareholders was as follows:

Fund	Total Aggregated	Unpaid at January 31, 2006
DWS Money Market Fund	$3,960	$2,240
DWS Government & Agency Money Fund	3,960	2,240
DWS Tax-Exempt Money Fund	3,960	2,240

Trustees’ Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Expense Reductions

For the six months ended January 31, 2006, the Advisor agreed to reimburse each Fund which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Fund	Amount ($)
DWS Money Market Fund	31,376
DWS Government & Agency Money Fund	6,814
DWS Tax-Exempt Money Fund	10,838

Each Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund’s expenses. During the six months ended January 31, 2006, no transfer agent credits were earned by the Funds. During the six months ended January 31, 2006, the Funds’ custodian fees were reduced as follows:

Fund	Custodian Credits ($)
DWS Money Market Fund	1,275
DWS Government & Agency Money Fund	91
DWS Tax-Exempt Money Fund	288

D. Line of Credit

The Funds and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.
F. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe. On February, 2006, the funds became part of the DWS family under the letter “D” in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds changed to www.dws-scudder.com.

Investment Management Agreement Approval

DWS Money Market Fund

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank’s commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund’s gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer group performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund’s gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund’s management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. (“Lipper”). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor’s estimate of current expenses for the Fund. The Board noted that the Fund adopted a revised management fee schedule with additional breakpoints in connection with the acquisition of the assets and liabilities of Scudder YieldWise Money Fund in June 2005 (the “YieldWise Merger”). The information provided to the Board showed that the Fund’s management fee rate (including the effects of the YieldWise Merger) was below the median of the peer group and that the Fund’s total expense ratio was below the median of the peer universe. The Board also considered the Fund’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Advisor’s obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. With respect to other comparable DWS Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor’s commitment to cap total expenses through November 30, 2008 in connection with the YieldWise Merger.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprisewide profitability of the DWS organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included six breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor’s commitment to indemnify the DWS Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management’s representation that such actions will not materially impact the Advisor’s ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

DWS Government & Agency Money Fund

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank’s commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund’s gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer group performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund’s gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund’s management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. (“Lipper”). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor’s estimate of current expenses for the Fund. The Board noted that the Fund adopted a revised management fee schedule with additional breakpoints in connection with the acquisition of the assets and liabilities of Scudder YieldWise Government & Agency Money Fund in June 2005 (the “YieldWise Merger”). The information provided to the Board showed that the Fund’s management fee rate (taking the YieldWise Merger into account) was below the median of the peer group and that the Fund’s total expense ratio was below the median of the peer universe. The Board also considered the Fund’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds. With respect to other comparable DWS Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor’s commitment to cap total expenses through November 30, 2008 in connection with the YieldWise Merger.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprisewide profitability of the DWS organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included six breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor’s commitment to indemnify the DWS Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management’s representation that such actions will not materially impact the Advisor’s ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

DWS Tax-Exempt Money Fund

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank’s commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund’s gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer group performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund’s gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund’s management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. (“Lipper”). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor’s estimate of current expenses for the Fund. The Board noted that the Fund adopted a revised management fee schedule with additional breakpoints in connection with the acquisition of the assets and liabilities of Scudder YieldWise Municipal Money Fund in June 2005 (the “Yieldwise Merger”). The information provided to the Board showed that the Fund’s management fee rate (taking into account the effects of the YieldWise Merger) was below the median of the peer group and that the Fund’s total expense ratio was below the median of the peer universe. The Board also considered the Fund’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds. With respect to other comparable DWS Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor’s commitment to cap total expenses through November 30, 2008 in connection with the YieldWise Merger.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprisewide profitability of the DWS organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included six breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor’s commitment to indemnify the DWS Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management’s representation that such actions will not materially impact the Advisor’s ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Account Management Resources

Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.

Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax-Exempt Money Fund
Nasdaq Symbol	KMMXX	KEGXX	KXMXX
CUSIP Number	23339A 101	23339A 200	23339A 309
Fund Number	6	11	29

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder

Attention: Correspondence — Chicago

P.O. Box 219415

Kansas City, MO 64121-9415

February 2006

Notes

MAY 31, 2006

Annual Report

to Shareholders

DWS Cash Investment Trust

(formerly Scudder Cash Investment Trust)

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund’s prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

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NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

DWS Cash Investment Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for DWS Cash Investment Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience in managing money market funds.

In the following interview, Portfolio Manager Christine Haddad discusses DWS Cash Investment Trust’s performance and the market environment for the 12-month period ended May 31, 2006.

Q: Will you discuss the market environment for the fund during its most recent fiscal year?

A: During the 12-month period ended May 31, 2006, US economic performance was generally strong, despite a devastating 2005 hurricane season and continual increases in energy and commodity prices. Monthly job growth was the most important economic indicator for the money markets as the period began, but the market’s focus gradually shifted to a careful watch for signs of increasing inflation.

Over the period, the US Federal Reserve Board (the Fed) continued to increase short-term interest rates in an attempt to undo the easing of monetary policy that occurred up until June 2004. The Fed raised the federal funds rate — the overnight rate charged by banks

3

when they borrow money from each other, which guides other interest rates — to 5.00% in eight quarter-percentage-point increments over the 12-month period. Despite the rate increases, longer-term yields remained low for most of the period, creating a relatively flat yield curve.1

[1]	The yield curve is a graph with a left to right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

[2]	The LIBOR — the rate of interest at which banks borrow funds from other banks, in large volume, in the international market — is the most widely used benchmark of short-term interest rates.

At the end of May 2006, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year money market rates, stood at 5.43% compared with 3.78% 12 months earlier.2 The premium level of the LIBOR (which is set by the market) over the federal funds rate (which is targeted by the Fed)

Money market yield curve 5/31/05 versus 5/31/06

                  Length of maturity (in months)

This chart is not intended to represent the yield of any DWS fund. Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

of 5.00% demonstrated the market’s assumption that the Fed will raise short-term interest rates at least one more time in order to stave off any resurgence of inflation.

At the same time, there is a sense within the market that 2006 will be a year of transition. Throughout 2005 and early 2006, the Fed repeated its statements that additional rate increases might be needed going forward to keep the risks to economic growth and price stability in balance. But the Fed’s May 2006 statement, which left the door open for further interest rate hikes by indicating that “further policy firming may yet be needed,” also noted that “the extent and timing of any such firming” is dependent on the data.

From this statement and other testimony by Fed Chairman Ben Bernanke, concern has grown that the Fed is considering a pause in interest rate increases. Bernanke has hinted that even in the face of inflationary pressures, if indicators seem to show that the economy is slowing, the Fed may adopt a “forward-looking” approach and assume that inflation will recede as economic

4

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Fund’s Class S Share Yields

7-day current yield
May 31, 2006	4.10%
May 31, 2005	2.37%

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. For the most current yield information, please visit our Web site: www.dws-scudder.com.

growth subsides. Therefore, the market will be watching Fed statements and actions extremely closely over the remainder of this year to see whether Bernanke will remain as committed to fighting inflation as his predecessor. This concern could translate into additional market volatility over the coming months.

Q: How did the fund perform over its most recent fiscal year?

A: We were able to maintain a competitive yield in DWS Cash Investment Trust. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Q: In light of market conditions during the period, what has been the fund’s strategy?

A: During the period, our strategy was to keep the portfolio’s average maturity relatively short in order to help reduce risk. We limited our purchases, for the most part, to issues with maturities of three months and shorter. We also maintained a significant allocation in floating-rate securities, whose interest rate adjusts periodically based on indices such as the LIBOR, and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest-rate environment, and our decision to maintain a significant allocation to them helped performance during the period. Going forward, because we believe that the Fed will end its series of interest-rate increases this year, we will be looking for opportunities to extend maturity and boost the fund’s yield over the coming months.

Q: What detracted from performance during the period?

A: Following Hurricanes Katrina and Wilma, there was concern that the economy might pull back and the Fed might halt its series of interest-rate increases, at least temporarily, so as not to further restrain growth. With this scenario in mind, we extended the fund’s maturity slightly in early fall 2005. Instead of faltering, the economy continued to

5

perform well, however, and the Fed kept raising interest rates. For this reason, our decision to briefly extend maturity detracted somewhat from the fund’s yield and total return during the period.

Q: Will you describe your investment philosophy?

A: We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2006.

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”

6

line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2006

Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 12/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/06	$1,018.00	$1,014.40	$1,014.70	$1,019.10	$1,019.20
Expenses Paid per $1,000*	$5.18	$8.69	$8.34	$3.98	$3.98

Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 12/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/06	$1,019.80	$1,016.31	$1,016.65	$1,020.99	$1,020.99
Expenses Paid per $1,000*	$5.19	$8.70	$8.35	$3.98	$3.98

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
DWS Cash Investment Trust	1.03%	1.73%	1.66%	.79%	.79%

For more information, please refer to the Fund’s prospectus.

Portfolio Summary

Asset Allocation	5/31/06	5/31/05
Short Term Notes	36%	21%
Commercial Paper	34%	31%
Certificates of Deposit and Bank Notes	13%	10%
Repurchase Agreements	5%	26%
Promissory Notes	5%	5%
US Government Sponsored Agencies	3%	6%
Asset Backed	2%	—
Funding Agreements	2%	1%

	100%	100%

Weighted Average Maturity
DWS Cash Investment Trust	39 days	29 days
First Tier Retail Money Fund Average+	38 days	36 days

+

The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio

7

Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Fund’s holdings, see page 12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund’s top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 12.7%
Banco Bilbao Vizcaya Argentaria SA, 4.77%, 11/20/2006	10,000,000	10,001,378
Bank of Tokyo-Mitsubishi-UFJ, Ltd., 5.05%, 6/30/2006	10,000,000	10,000,000
Barclays Bank PLC, 5.05%, 6/29/2006	15,000,000	15,000,000
Calyon, 5.32%, 4/27/2007	5,000,000	5,000,000
HBOS Treasury Services PLC, 3.8%, 7/10/2006	16,000,000	16,000,000
Mizuho Corporate Bank, 5.07%, 6/29/2006	15,000,000	15,000,000
Royal Bank of Scotland PLC, 4.4%, 10/4/2006	5,000,000	5,000,000
Societe Generale:
4.25%, 9/6/2006	10,000,000	9,997,775
4.71%, 9/19/2006	5,000,000	5,000,074
Toronto Dominion Bank, 3.6%, 6/7/2006	15,000,000	15,000,000
UniCredito Italiano SpA, 3.8%, 6/15/2006	2,500,000	2,500,000

Total Certificates of Deposit and Bank Notes (Cost $108,499,227)		108,499,227

Commercial Paper** 33.2%
Apreco, LLC, 5.0%, 6/20/2006	25,891,000	25,822,677
Atlantis One Funding Corp.:
4.9%, 9/22/2006	10,000,000	9,846,194
4.99%, 6/30/2006	20,000,000	19,919,606
Cancara Asset Securitization LLC, 5.07%, 8/11/2006	25,000,000	24,750,021
Charta, LLC:
5.01%, 6/13/2006	25,000,000	24,958,250
5.06%, 8/4/2006	10,000,000	9,910,044

8

Compass Securitization LLC, 5.02%, 6/19/2006	12,050,000	12,019,754
Five Finance, Inc., 5.03%, 7/18/2006	12,350,000	12,268,898
Grampian Funding Ltd., 4.64%, 7/28/2006	25,000,000	24,816,333
Greyhawk Funding LLC, 5.02%, 6/14/2006	25,000,000	24,954,681
K2 (USA) LLC, 4.64%, 7/31/2006	25,000,000	24,806,667
Nieuw Amsterdam Receivable Corp., 4.93%, 9/29/2006	10,000,000	9,835,667
RWE AG, 4.95%, 7/5/2006	15,000,000	14,929,875
Scaldis Capital LLC, 5.03%, 7/31/2006	35,000,000	34,706,583
Verizon Communications, Inc., 5.1%, 6/28/2006	9,500,000	9,463,662

Total Commercial Paper (Cost $283,008,912)		283,008,912

US Government Sponsored Agencies 3.2%
Federal Home Loan Mortgage Corp., 5.35%, 5/25/2007	10,000,000	10,000,000
Federal National Mortgage Association:
4.0%, 8/8/2006	13,000,000	13,000,000
4.03%, 7/21/2006	4,000,000	4,000,000

Total US Government Sponsored Agencies (Cost $27,000,000)		27,000,000

Funding Agreements 2.3%
New York Life Insurance Co., 5.005%*, 9/19/2006 (Cost $20,000,000)	20,000,000	20,000,000
Asset Backed 2.3%
Permanent Financing PLC, “1A”, Series 8, 5.04%*, 6/10/2006 (Cost $20,000,000)	20,000,000	20,000,000
Promissory Notes 4.7%
The Goldman Sachs Group, Inc.:
5.139%*, 6/23/2006	10,000,000	10,000,000
5.16%*, 11/10/2006	10,000,000	10,000,000
5.17%*, 11/13/2006	10,000,000	10,000,000
5.182%*, 6/23/2006	10,000,000	10,000,000

Total Promissory Notes (Cost $40,000,000)		40,000,000

Short Term Notes* 36.0%
American Honda Finance Corp.:
4.85%, 12/12/2006	25,000,000	25,000,000
4.895%, 6/22/2006	5,000,000	5,000,000
5.068%, 10/18/2006	10,000,000	10,000,610
BNP Paribas, 5.051%, 10/26/2007	15,000,000	15,000,000

9

Credit Suisse:
4.93%, 9/26/2006	10,000,000	10,000,000
5.051%, 9/26/2006	25,000,000	25,000,000
Dorada Finance, Inc., 4.972%, 11/1/2006	25,000,000	24,998,952
HSBC Finance Corp., 5.26%, 2/28/2007	20,000,000	20,008,836
Merrill Lynch & Co., Inc.:
5.045%, 5/14/2007	25,000,000	25,000,000
5.06%, 9/15/2006	5,000,000	5,000,000
5.113%, 5/29/2007	10,000,000	10,000,000
Nordea Bank AB, 5.055%, 4/8/2011	10,000,000	9,999,607
Pfizer Investment Capital PLC, 5.04%, 12/15/2006	15,000,000	15,000,000
Skandinaviska Enskilda Banken, 5.07%, 7/18/2006	7,000,000	7,000,000
The Bear Stearns Companies, Inc., 5.132%, 10/18/2006	25,000,000	25,000,000
Toyota Motor Credit Corp.:
5.05%, 11/7/2006	25,000,000	25,000,000
5.06%, 5/14/2007	15,000,000	15,000,000
UniCredito Italiano Bank (Ireland) PLC, 5.085%, 5/9/2007	10,000,000	10,000,000
UniCredito Italiano SpA:
4.767%, 9/1/2006	10,000,000	9,998,905
4.945%, 10/4/2006	15,000,000	14,997,497

Total Short Term Notes (Cost $307,004,407)		307,004,407

Repurchase Agreements 5.2%
BNP Paribas, 5.05%, dated 5/31/2006, to be repurchased at $44,006,172 on 6/1/2006 (a) (Cost $44,000,000)	44,000,000	44,000,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $849,512,546)+	99.6	849,512,546
Other Assets and Liabilities, Net	0.4	3,427,141
Net Assets	100.0	852,939,687

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2006.

**	Annualized yield at time of purchase; not a coupon rate.

+	The cost for federal income tax purposes was $849,512,546.

(a)	Collateralized by $46,813,000 of Federal National Mortgage Association, 2.5%, maturing on 6/15/2008 with a value of $44,880,455.

The accompanying notes are an integral part of the financial statements.

10

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006

Assets
Investments:
Investments in securities, at amortized cost	$805,512,546
Repurchase agreements, at amortized cost	44,000,000
Total investments,at amortized cost	849,512,546
Interest receivable	4,259,191
Receivable for Fund shares sold	2,973,905
Other assets	94,467
Total assets	856,840,109
Liabilities
Dividends payable	89,691
Payable for Fund shares redeemed	1,162,901
Due to custodian	678,461
Accrued management fee	247,994
Other accrued expenses and payables	1,721,375
Total liabilities	3,900,422

Net assets, at value	$852,939,687

Net Assets
Net assets consist of:
Distributions in excess of net investment income	(115,450)
Accumulated net realized gain (loss)	(226,982)
Paid-in capital	853,282,119

Net assets, at value	$852,939,687

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2006 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($119,781,056 ÷ 119,869,247 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00
Class B
Net Asset Value, offering and redemption price per share ($50,802,594 ÷ 50,844,539 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

11

Class C
Net Asset Value, offering and redemption price per share ($40,992,718 ÷ 41,016,866 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00
Class AARP
Net Asset Value, offering and redemption price per share ($154,041,696 ÷ 154,498,919 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00
Class S
Net Asset Value, offering and redemption price per share ($487,321,623 ÷ 487,572,360 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2006

Investment Income
Income:
Interest	$33,765,041
Expenses:
Management fee	3,301,939
Services to shareholders	2,940,593
Custodian and accounting fees	131,358
Distribution service fees	898,738
Auditing	63,837
Legal	54,194
Trustees’ fees and expenses	38,973
Reports to shareholders	105,828
Registration fees	46,163
Proxy expense	572,553
Other	71,422
Total expenses before expense reductions	8,225,598
Expense reductions	(908,129)
Total expenses after expense reductions	7,317,469

Net investment income (loss)	26,447,572

Net realized gain (loss) on investment transactions	2,160

Net increase (decrease) in net assets resulting from operations	$26,449,732

The accompanying notes are an integral part of the financial statements.

12

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended May 31,
	2006	2005
Operations:
Net investment income	$26,447,572	$9,866,928
Net realized gain (loss) on investment transactions	2,160	(285)
Net increase (decrease) in net assets resulting from operations	26,449,732	9,866,643
Distributions to shareholders from:
Net investment income:
Class A	(2,919,302)	—
Class B	(1,017,467)	—
Class C	(817,397)	—
Class AARP	(5,382,941)	(2,516,519)
Class S	(16,774,990)	(7,871,369)
Fund share transactions:
Proceeds from shares sold	535,164,094	707,265,453
Net assets acquired in tax-free reorganization	237,658,014	—
Reinvestment of distributions	25,873,937	10,016,611
Cost of shares redeemed	(642,223,250)	(829,803,073)
Net increase (decrease) in net assets from Fund share transactions	156,472,795	(112,521,009)
Increase (decrease) in net assets	156,010,430	(113,042,254)
Net assets at beginning of period	696,929,257	809,971,511
Net assets at end of period (including distributions in excess and undistributed net investment income of $115,450 and $361,060, respectively)	$852,939,687	$696,929,257

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

2006[a]
Selected Per Share Data
Net asset value, beginning of period	$1.00

Income from investment operations:
Net investment income	.024
Less distributions from:
Net investment income	(.024)

13

Net asset value, end of period	$1.00

Total Return (%)	2.40[b]	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120
Ratio of expenses before expense reductions (%)	1.20	*
Ratio of expenses after expense reductions (%)	1.05	*
Ratio of net investment income (%)	3.30	*

[a]	For the period from September 19, 2005 (commencement of operations of Class A shares) to May 31, 2006.

[b]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$1.00

Income from investment operations:
Net investment income	.019
Less distributions from:
Net investment income	(.019)

Net asset value, end of period	$1.00

Total Return (%)	1.90[b]	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51
Ratio of expenses before expense reductions (%)	2.21	*
Ratio of expenses after expense reductions (%)	1.75	*
Ratio of net investment income (%)	2.60	*

[a]	For the period from September 19, 2005 (commencement of operations of Class B shares) to May 31, 2006.

[b]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

14

Class C

	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$1.00

Income from investment operations:
Net investment income	.019
Less distributions from:
Net investment income	(.019)

Net asset value, end of period	$1.00

Total Return (%)	1.94b	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41
Ratio of expenses before expense reductions (%)	1.78	*
Ratio of expenses after expense reductions (%)	1.68	*
Ratio of net investment income (%)	2.65	*

[a]	For the period from September 19, 2005 (commencement of operations of Class C shares) to May 31, 2006.

[b]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class AARP

Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.033	.014	.003	.008	.020
Less distributions from:
Net investment income	(.033)	(.014)	(.003)	(.008)	(.020)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	3.39[a]	1.42[a]	.33[a]	.84	1.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	154	170	198	251	295
Ratio of expenses before expense reductions (%)	1.00	.92	.86	.84	.83
Ratio of expenses after expense reductions (%)	.79	.72	.77	.84	.83
Ratio of net investment income (%)	3.28	1.30	.39	.85	2.01

[a]	Total returns would have been lower had certain expenses not been reduced.

15

Class S

Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	.034	.014	.003	.008	.020
Less distributions from:
Net investment income	(.034)	(.014)	(.003)	(.008)	(.020)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	3.40[a]	1.42[a]	.33[a]	.84	1.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	487	527	612	716	798
Ratio of expenses before expense reductions (%)	.83	.81	.85	.84	.83
Ratio of expenses after expense reductions (%)	.79	.72	.77	.84	.83
Ratio of net investment income (%)	3.28	1.30	.39	.85	2.01

[a]	Total returns would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Cash Investment Trust (formerly Scudder Cash Investment Trust) (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. On September 19, 2005, the Fund commenced offering Class A, B and C shares. Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another DWS fund. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP (Please see note B, under the caption of Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

16

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of each class of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2006, the Fund had a net tax basis capital loss carryforwards of approximately $212,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2007 ($2,000), May 31, 2008 ($9,000), May 31, 2009 ($16,000), May 31, 2010 ($185,000), the respective expiration dates, whichever occurs first. In addition, the Fund inherited approximately $15,000 of capital loss carryforwards through its acquisition of Scudder Cash Reserve Fund. Subject to certain limitations, these losses can be applied against any realized net

17

taxable capital gains of each succeeding year until fully utilized or until May 31, 2009 (the expiration date), whichever occurs first.

During the year ended May 31, 2006, the Fund utilized $1,800 and lost, through expiration, $2,600 of prior year capital lost carryforward.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At May 31, 2006, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$—
Capital loss carryforwards	$227,000

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2006	2005
Distributions from ordinary income*	$26,912,097	$10,387,888

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned

18

subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate as follows:

From June 1, 2005 to September 18, 2005, the management fee was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund’s average daily net assets	.500%
Next $250 million of such net assets	.450%
Next $500 million of such net assets	.400%
Next $500 million of such net assets	.350%
Next $500 million of such net assets	.335%
Over $2 billion of such net assets	.320%

Effective September 19, 2005, the new management fee was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund’s average daily net assets	.400%
Next $750 million of such net assets	.380%
Next $1.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.320%
Next $2.5 billion of such net assets	.300%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.260%
Over $12.5 billion of such net assets	.250%

Accordingly, for the year ended May 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.37% of the Fund’s average daily net assets.

Effective April 1, 2004 (September 19, 2005 for Class A, B, and C shares) through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 0.96%, 1.67%, 1.60%, 0.72% and 0.72% for Class A, B, C, S and AARP shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees).

19

Service Provider Fees. DWS Scudder Service Corporation (“DWS-SSC”), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C, S and AARP shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SSC and DST Systems, Inc. (“DST”), DWS-SSC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SSC compensates DST out of the shareholder servicing fee it receives from the Fund. The costs and expenses of such delegation are borne by DWS-SSC, not by the Fund. For the period September 19, 2005 (commencement of operations) to May 31, 2006 for Class A, B and C shares and for the year ended May 31, 2006 for Class S and AARP shares, the amounts charged to the Fund by DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2006
Class A	$320,175	$122,172	$90,449
Class B	245,718	173,175	66,634
Class C	63,944	28,003	66,853
Class AARP	703,864	346,493	126,449
Class S	1,341,882	227,941	319,219

	$2,675,583	$897,784	$669,604

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended May 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $83,083, of which $6,543 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., (“DWS-SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period September 19, 2005 to May 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2006
Class B	$287,751	$30,869
Class C	224,888	24,593

	$512,639	$55,462

In addition, DWS-SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of

20

shareholder accounts the firms service. For the period September 19, 2005 to May 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2006	Annual Effective Rate
Class A	$215,219		$25,049.25%
Class B	95,917		10,290.25%
Class C	74,963		8,198.25%

	$386,099		$43,537

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $14,070, of which $4,320 is unpaid.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receives additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates. (Please see Note H.)

C. Expense Reductions

For the year ended May 31, 2006, the Advisor agreed to reimburse the Fund $8,781, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2006, custodian fees were reduced by $1,564 for custodian credits earned.

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D. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $750 million revolving credit facility administered by JPMorgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended May 31, 2006		Year Ended May 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	60,087,192	$60,087,192	—	$—
Class B	24,434,515	24,434,515	—	—
Class C	33,050,679	33,050,679	—	—
Class AARP	82,425,295	82,425,295	79,334,521	79,334,521
Class S	335,166,413	335,166,413	627,930,932	627,930,932

		$535,164,094		$707,265,453

Shares issued in tax-free reorganization*
Class A	127,931,996	$127,908,035	—	$—
Class B	65,909,322	65,893,097	—	—
Class C	43,860,513	43,856,882	—	—

		$237,658,014		$—

Shares issued to shareholders in reinvestment of distributions
Class A	2,834,572	$2,834,572	—	$—
Class B	952,388	952,388	—	—
Class C	774,395	774,395	—	—
Class AARP	5,024,000	5,024,000	2,358,559	2,358,559
Class S	16,288,582	16,288,582	7,658,052	7,658,052

		$25,873,937		$10,016,611

Shares redeemed
Class A	(70,984,513)	$(70,984,513)	—	$—
Class B	(40,451,686)	(40,451,686)	—	—
Class C	(36,668,721)	(36,668,721)	—	—
Class AARP	(102,892,478)	(102,892,478)	(110,042,682)	(110,042,682)
Class S	(391,225,852)	(391,225,852)	(719,760,391)	(719,760,391)

		$(642,223,250)		$(829,803,073)

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Net increase (decrease) from capital share transactions
Class A	119,869,247	$119,845,286	—	$—
Class B	50,844,539	50,828,314	—	—
Class C	41,016,866	41,013,235	—	—
Class AARP	(15,443,183)	(15,443,183)	(28,349,602)	(28,349,602)
Class S	(39,770,857)	(39,770,857)	(84,171,407)	(84,171,407)

		$156,472,795		$(112,521,009)

*	On September 16, 2005, Scudder Cash Reserves Fund was acquired by the Fund through a tax-free reorganization.

F. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement,

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penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’

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procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

G. Acquisition of Assets

On September 16, 2005, the Fund acquired all of the net assets of Scudder Cash Reserves Fund pursuant to a plan of reorganization approved by shareholders on September 2, 2005. The acquisition was accomplished by a tax-free exchange of 127,931,996 Class A shares, 65,909,322 Class B shares and 43,860,513 Class C shares of Scudder Cash Reserves Fund, respectively, for 127,931,996 Class A shares, 65,909,322 Class B shares and 43,860,513 Class C shares of Scudder Cash Investment Trust, respectively, outstanding on September 16, 2005. Scudder Cash Reserves Fund’s net assets at that date of $237,658,014 were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $677,637,490. The combined net assets of the Fund immediately following the acquisition were $915,295,504.

H. Subsequent Event

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006, and Class AARP shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of DWS Cash Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS Cash Investment Trust (formerly Scudder Cash Investment Trust) (the “Fund”) at May 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

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Boston, Massachusetts July 26, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-728-3337.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the “Meeting”) of DWS Cash Investment Trust (the “Fund”) was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	461,537,857.054	21,949,576.058
Dawn-Marie Driscoll	461,524,547.934	21,962,885.178
Keith R. Fox	461,466,182.554	22,021,250.558
Kenneth C. Froewiss	460,693,484.279	22,793,948.833
Martin J. Gruber	460,436,720.599	23,050,712.513
Richard J. Herring	460,659,461.369	22,827,971.743
Graham E. Jones	460,656,696.144	22,830,736.968
Rebecca W. Rimel	461,302,417.894	22,185,015.218
Philip Saunders, Jr.	461,002,844.154	22,484,588.958
William N. Searcy, Jr.	461,389,212.959	22,098,220.153
Jean Gleason Stromberg	461,264,312.484	22,223,111.628
Carl W. Vogt	461,040,918.944	22,446,514.168
Axel Schwarzer	460,585,150.339	22,902,282.773

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II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
426,905,547.518	17,139,747.145	23,713,079.449	15,729,059.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
427,264,533.583	18,594,539.704	21,899,300.825	15,729,059.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
424,060,421.545	21,441,759.262	22,256,193.305	15,729,059.000

IV. Approval of a Revised Fundamental Investment Restriction Regarding Concentration.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
426,765,553.906	19,411,207.168	21,581,613.038	15,729,059.000

The Meeting was reconvened on June 1, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

V-A. Approval of Amended and Restated Declaration of Trust.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
481,559,633.136	19,887,229.652	27,301,055.118	14,004,128.000

The Meeting was adjourned until a future date, at which time the following matter will be voted upon by the shareholders:

V-B. Approval of Further Amendments to Amended and Restated Declaration of Trust.

*	Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has

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received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2006. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86

Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Member, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute. Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute	88

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86

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Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88

Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88

Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88

Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88

Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation1 (telecommunications) (November 1989-October 2003)	88

Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88

Carl W. Vogt (1936) Board Member since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	86

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Interested Board Member

Name, Year of Birth, Position with the Fund and Length of Time Served	Name, Year of Birth, Position with the Fund and Length of Time Served	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	84

Officers[3]

Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5,7] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1997-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management

Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

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Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management

Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management

Kathleen Sullivan D’Eramo6 (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management

John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Philip Gallo[5] (1962) Chief Compliance Officer, 2004-present	Managing Director[4], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

[1]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[2]	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

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[3]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

[4]	Executive title, not a board directorship.

[5]	Address: 345 Park Avenue, New York, New York 10154.

[6]	Address: Two International Place, Boston, MA 02110.

[7]	Elected June 27, 2006.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.

Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

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	Class A	Class B	Class C
Nasdaq Symbol	SHAXX	SHBXX	SHCXX
CUSIP Number	233375-104	233375-203	233375-302
Fund Number	472	672	772

For shareholders of Class AARP and Class S

Automated Information Lines	SAILTM (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.

Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.

Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class AARP	Class S
Nasdaq Symbol	AITXX	SCTXX
Fund Number	2165	2065

Notes

Notes

Notes

33

DWS
SCUDDER
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DCTF2
65ANN
84296 7/10

34

DWS MONEY FUNDS

PART C – OTHER INFORMATION

Item 15. Indemnification.

Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust (Exhibit (1)(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the trustees who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment adviser, now known as Deutsche Investment Management Americas Inc. (“DeIM”), was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the Trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Trustees”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

DeIM, the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided; however, if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

1.	all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Non-interested Trustee or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliates thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DeIM will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DeIM and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

5.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DeIM.

Item 16. Exhibits.

Exhibit 1	(a)	Amended and Restated Declaration of Trust. (Incorporated by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A, filed on November 25, 1998.)

	(b)	Certificate of Amendment to Declaration of Trust dated March 20, 2002. (Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A filed on November 27, 2002.)

	(c)	Amendment to Declaration of Trust, Redesignation of Series dated March 20, 2002. (Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A filed on November 27, 2002.)

	(d)	Amendment to Declaration of Trust, Redesignation of Series dated March 17, 2004. (Incorporated by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on November 23, 2005.)

	(e)	Certificate of Amendment to Declaration of Trust dated November 16, 2005, filed herein.

	(f)	Amendment to Declaration of Trust, Redesignation of Series dated November 16, 2005, filed herein.

	(g)	Amendment to Declaration of Trust, Redesignation of Series dated May 10, 2006, filed herein.

	(h)	Establishment and Designation of Additional Classes of Shares of Beneficial Interest dated May 10, 2006 with respect to DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S within the Money Market Prime Series, filed herein.

Exhibit 2	(a)	By-Laws. (Incorporated by reference to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A filed on November 16, 1995.)

	(b)	Amendment to By-Laws dated November 30, 2000. (Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on November 30, 2001.)

	(c)	Form of Amendment to By-Laws dated November, 2003. (Incorporated by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on November 25, 2003.)

	(d)	Amendment to By-Laws effective September 24, 2004. (Incorporated by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on December 1, 2004.)

Exhibit 3		Not Applicable.

Exhibit 4		Form of Agreement and Plan of Reorganization filed here in as Exhibit A to Part A of this Registration Statement on Form N-14.

Exhibit 5		Specimen Share Certificate. (Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A filed on November 16, 1995.)

Exhibit 6	(a)	Investment Management Agreement between the Registrant and Deutsche Investment Management Americas, Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed on November 27, 2002.)

	(b)	First Amendment to Investment Management Agreement between the Registrant and Deutsche Investment Management Americas, Inc. dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on November 25, 2003.)

	(c)	Investment Management Agreement between the Registrant and Deutsche Investment Management Americas, Inc. dated June 13, 2005. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A filed on November 23, 2005.)

Exhibit 7		Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002. (Incorporated by reference to Post Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A filed on November 27, 2002.)

Exhibit 8		Not Applicable.

Exhibit 9	(a)	Custodian Agreement between the Registrant and State Street Bank and Trust Company dated April 19, 1999. (Incorporated by reference to Post-Effective Amendment No. 46 to Registration’s Registration Statement on Form N-1A filed on September 28, 1999.)

	(b)	Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company, dated January 5, 2001. (Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on November 30, 2001.)

	(c)	Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company dated July 23, 2003. (Incorporated by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on November 25, 2003.)

Exhibit 10	(a)	Form of Rule 12b-1 Plan between Registrant, on behalf of DWS Money Market Prime Series (DWS Cash Investment Trust Class A) and DWS Scudder Distributors, Inc., filed herein.

	(b)	Form of Rule 12b-1 Plan between Registrant, on behalf of DWS Money Market Prime Series (DWS Cash Investment Trust Class B) and DWS Scudder Distributors, Inc., filed herein.

	(c)	Form of Rule 12b-1 Plan between Registrant, on behalf of DWS Money Market Prime Series (DWS Cash Investment Trust Class C) and DWS Scudder Distributors, Inc., filed herein.

	(d)	Form of Shareholder Services Agreement between the Registrant, on behalf of DWS Money Market Prime Series, and DWS Scudder Distributors, Inc., filed herein.

	(e)	Form of Plan Pursuant to Rule 18f-3, filed herein.

Exhibit 11		Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C., filed herein.

Exhibit 12		Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP, filed herein.

Exhibit 13	(a)	Fund Accounting Services Agreement between the Registrant, on behalf of its series Zurich Money Market Fund, and Scudder Fund Accounting Corporation, dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on November 25, 1998.)

	(b)	Fund Accounting Services Agreement between the Registrant, on behalf of its series Zurich Government Money Fund, and Scudder Fund Accounting Corporation dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 45, filed on November 25, 1998.)

	(c)	Fund Accounting Services Agreement between the Registrant, on behalf of its series Zurich Tax-Free Money Fund, and Scudder Fund Accounting Corporation, dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on November 25, 1998.)

	(d)	First Amendment to Fund Accounting Services Agreements between the Registrant, on behalf of each of its series, and Scudder Fund Accounting Corporation dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on November 25, 2003.)

	(e)	Transfer Agency and Service Agreements for Zurich Scudder Money Funds dated August 3, 2000 (Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on November 30, 2001.)

	(f)	Letter of Indemnity to the Scudder Funds dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A filed on October 1, 2004.)

	(g)	Letter of Indemnity to the Scudder Funds dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A filed on October 1, 2004.)

	(h)	Letter of Indemnity to the Scudder Funds dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A filed on October 1, 2004.)

Exhibit 14	(a)	Consent of Ernst & Young LLP, filed herein.

	(b)	Consent of PricewaterhouseCoopers LLP, filed herein.

Exhibit 15		Not applicable.

Exhibit 16		Powers of Attorney, previously filed on July 28, 2006.

Exhibit 17		Forms of Proxy are filed herein and appear in Part A of this Registration Statement.

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of New York, and State of New York, on the 22nd day of September, 2006.

DWS MONEY FUNDS

By:	/s/ Michael Clark
Michael Clark
Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the 22nd day of September, 2006.

/s/ Michael Clark Michael Clark	Chief Executive Officer

/s/ Paul Schubert Paul Schubert	Chief Financial Officer and Principal Accounting Officer

/s/ Shirley D. Peterson* Shirley D. Peterson	Chairperson and Director

/s/ John W. Ballantine * John W. Ballantine	Director

/s/ Donald L. Dunaway * Donald L. Dunaway	Director

/s/ James R. Edgar * James R. Edgar	Director

/s/ Paul K. Freeman * Paul K. Freeman	Director

/s/ Robert B. Hoffman * Robert B. Hoffman	Director

/s/ William McClayton * William McClayton	Director

/s/ Robert H. Wadsworth* Robert H. Wadsworth	Director

* By	/s/ John Millette

John Millette**
**	Attorney-in-fact pursuant to the powers of attorney previously filed on July 28, 2006.

INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE
1(e)	Certificate of Amendment to Declaration of Trust dated November 16, 2005.

1(f)	Amendment to Declaration of Trust, Redesignation of Series dated November 16, 2005.

1(g)	Amendment to Declaration of Trust, Redesignation of Series dated May 10, 2006.

1(h)	Establishment and Designation of Additional Classes of Shares of Beneficial Interest dated May 10, 2006 with respect to DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S within the Money Market Prime Series.

10(a)	Form of Rule 12b-1 Plan between Registrant, on behalf of DWS Money Market Prime Series (DWS Cash Investment Trust Class A) and DWS Scudder Distributors, Inc.

10(b)	Form of Rule 12b-1 Plan between Registrant, on behalf of DWS Money Market Prime Series (DWS Cash Investment Trust Class B) and DWS Scudder Distributors, Inc.

10(c)	Form of Rule 12b-1 Plan between Registrant, on behalf of DWS Money Market Prime Series (DWS Cash Investment Trust Class C) and DWS Scudder Distributors, Inc.

10(d)	Form of Shareholder Services Agreement between the Registrant, on behalf of DWS Money Market Prime Series, and DWS Scudder Distributors, Inc.

10(e)	Form of Plan Pursuant to Rule 18f-3.

11	Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C.

12	Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP.

14(a)	Consent of Ernst & Young LLP.

14(b)	Consent of PricewaterhouseCoopers LLP.